As filed with the Securities and Exchange Commission on May 11, 2000


                                                    Registration No. 333-82215
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               AMENDMENT NO.3 TO

                                   FORM S-3
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                             --------------------
                         KEYBANK NATIONAL ASSOCIATION
                    (Seller to the Trusts described herein)
            (Exact name of registrant as specified in its Charter)
             United States                          34-0797057
    (State or other jurisdiction of      (I.R.S. Employer Identification  No.)
    Incorporation or Organization)

                                   Key Tower
                               127 Public Square
                             Cleveland, Ohio 44114
                                (216) 689-6300

   (Address, including zip code, and telephone number, including area code, of principal executive offices)

                             --------------------
                            Daniel R. Stolzer, Esq.
              Senior Vice President and Associate General Counsel
                         KeyBank National Association
                                   Key Tower
                               127 Public Square
                             Cleveland, Ohio 44114
                                (216) 689-6300
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             --------------------

                                With a copy to:

 Gail G. Watson, Esq.                       Robert C. Wipperman, Esq.
 Brown & Wood LLP                           Stroock & Stroock & Lavan LLP
 One World Trade Center                     180 Maiden Lane
 New York, New York  10048                  New York, New York, 10038
 (212) 839-5300                             (212) 806-6000

     Approximate date of commencement of proposed sale to the public:

     From time to time on or after the effective date of the registration statement, as determined by market conditions.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b), under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|


                                          CALCULATION OF REGISTRATION FEE
==================================================================================================================================

      Title of Each Class of             Amount to be         Proposed Maximum          Proposed Maximum            Amount of
    Securities to Be Registered         Registered(1)          Offering Price              Aggregate               Registration
                                                                 Per Unit(2)           Offering Price(2)              Fee(3)
----------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Certificates and             $1,000,000                100%                   $1,000,000                  $278
Asset-Backed Notes.................
=================================================================================================================================

     (1) This Registration Statement also relates to secondary market transactions that may be made by McDonald Investments Inc., A KeyCorp Company, an affiliate of the Registrant, the volume of which cannot be determined.

     (2) Estimated for the purpose of calculating the registration fee.

     (3) Previously paid.

     This Registration Statement is also being used to register securities that may be sold in secondary market transaction by an affiliate of the Registrant. The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.








                                      SUBJECT TO COMPLETION, DATED  MAY 11, 2000


Prospectus Supplement dated ___________,________
To Prospectus dated _____________


                          $___________ (approximate)
                      [ ] Home Equity Loan Trust 200_-_,
                                   as Issuer

           Home Equity Loan Asset-Backed Certificates, Series 200_-_


[__________________________]     KeyBank National Association
    as master servicer                     as seller



The certificates represent obligations of the trust only and do not represent an interest in or obligation of KeyBank National Association, the trustee or any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.


                                  The trust:

               o    will issue [5] classes of senior certificates

               o    will issue a single residual certificate

               o    will make a REMIC election for federal income tax purposes


               The certificates:

               o represent the entire beneficial interest in a trust, whose assets are a pool of closed-end fixed rate first and second lien mortgage loans

               o    currently have no trading market

               o    are not guaranteed


               Credit enhancement:

               o will be provided in the form of [overcollateralization] and an irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer].

Review the information in "Risk Factors" on page S-9 and on page 2 in the prospectus.

     For complete information about the senior certificates, read both this prospectus supplement and the prospectus.

     [____________], the underwriter, will buy the senior certificates from KeyBank National Association at a price equal to ________ of their face value. The underwriter will sell the senior certificates from time to time in negotiated transactions.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
                                 [Underwriter]
___________, 200_

                                                 Table of Contents

                                                 Page
                                                 ----

                             Prospectus Supplement

Summary...........................................S-3
Risk Factors......................................S-9
The Certificate Insurer..........................S-12
KeyBank National Association.....................S-12
The Master Servicer..............................S-12
Description of the Mortgage Loans................S-16
Prepayment and Yield Considerations..............S-21
Description of the Certificates..................S-26
Use of Proceeds..................................S-51
Federal Income Tax Consequences..................S-51
State Taxes......................................S-54
ERISA Considerations.............................S-55
Legal Investment Considerations..................S-56
Underwriting.....................................S-56
Experts..........................................S-57
Legal Matters....................................S-57
Ratings..........................................S-57
Annex I..........................................S-59

                                  Prospectus

Risk Factors......................................2
The Trusts........................................9
Description of the Securities.....................5
Enhancement......................................20
Servicing of Loans...............................23
The Agreements...................................32
Legal Aspects of the Loans.......................43
The Seller.......................................56
Use of Proceeds..................................56
Federal Income Tax Consequences..................56
State Tax Considerations.........................89
ERISA Considerations.............................90
Legal Investment.................................95
Ratings..........................................95
Plan of Distribution.............................95
Legal Matters....................................96
Available Information............................96

                                    Summary

         This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. Please read this entire prospectus supplement and the accompanying prospectus carefully for additional information about the offered certificates.

           Home Equity Loan Asset-Backed Certificates, Series 200_-_


                                                   Initial Class        Last Scheduled
 Offered Certificates      Certificate Rate      Principal Balance     Distribution Date

 Class A-1                         %               $                           -
 Class A-2                         %               $                           -
 Class A-3                         %               $                           -
 Class A-4                         %               $                           -
 Class A-5                         %               $                           -
 Non-offered
   Certificates
 Class R                          N/A              $0                          -

(1)   All balances are subject to a variance of 5%.

The Seller

     o    KeyBank National Association.

     o KeyBank National Association maintains its principal office at [Key Tower, 127 Public Square, Cleveland, Ohio 44114]. Its telephone number is [(212) 689-6300].

We refer you to "KeyBank National Association" in this prospectus supplement for additional information.

The Master Servicer

     o    [                                                 ].

     o    [                                 ] maintains its principal office
          at [         ,                 ,                 ]. Its telephone
          number is [                ].

     o The master servicer will receive a monthly fee from the interest payments on the mortgage loans equal to __% per annum on the principal balance of each mortgage loan.

We refer you to "The Master Servicer" in this prospectus supplement for additional information.

Trust Fund

     o    [       ] Home Equity Loan Trust 200_-_.

Trustee

     o    [__________________________]

Certificate Insurer

     o    [_______________________].

     We refer you to "The Certificate Insurer" in this prospectus supplement for additional information.

Cut-Off Date

     o    ____________, 200_.

Closing Date

     o    ________________, 200_.

Distribution Date

     o The 25th day of each month, or if that day is not a business day, the next business day. The first distribution date is ___________ 200_.

Due Period

     o The calendar month immediately preceding a determination date or a distribution date, as applicable.


Registration of Offered Certificates

     We will issue the offered certificates in book-entry form. You will hold your interests either through a depository in the United States or through one of two depositories in Europe. While the certificates are book-entry, they will be registered in the name of the applicable depository, or in the name of the depository's nominee.

     We refer you to "Risk Factors--Consequences on Liquidity and Payment Delay Because of Owing Book-Entry Certificates", "Description of the Certificates--Book-Entry Certificates" and "Annex I" in this prospectus supplement for additional information.

Trust Fund Property

     The trust fund property is held by the trustee for the benefit of the certificateholders. The trust fund property includes:

     o a pool of closed-end fixed mortgage loans, secured by first and second deeds of trust or mortgages on one- to four-family residential properties;

     o payments on the mortgage loans received on and after the cut-off date;

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure;

     o rights under any hazard insurance policies covering the mortgaged properties;

     o amounts on deposit in accounts described in this prospectus supplement; and o the certificate of insurance policy issued by [insurer].

The Mortgage Loans

     On the closing date, the trust fund will acquire a pool of fixed rate home equity loans, or "mortgage loans" with an aggregate principal balance as of the cut-off date of $____________.

     The mortgage loans will have the following characteristics as of the cut-off date:

     o     number of mortgage loans: _______

     o     aggregate principal balance: $___________

     o     mortgaged property location: __ states and the District of Columbia

     o     average principal balance: $___________

     o     maximum principal balance: $___________

     o     interest rates range: _____% to ____%

     o     weighted average interest rate: _________% (approximate)

     o weighted average remaining term to stated maturity, based on principal balance: ___ months (approximate)

     o     term to stated maturity range: __ months to 360 months

     o     combined loan-to-value ratio range: ____% to _____% (approximate)

     o balloon loans - loans with amortization schedules that don't fully amortize by their maturity date: _____% (approximate).

We refer you to "Description of the Mortgage Loans" in this prospectus supplement for additional information.

Monthly Advances


     If the master servicer reasonably believes that cash advances can be recovered from future payments or collections on the mortgage loans, the master servicer will make cash advances to the trust fund to cover delinquent mortgage loan payments in respect of interest. The master servicer will make advances only to maintain a regular flow of scheduled interest and principal payments on the certificates, not to guarantee or insure against losses.

     We refer you to "Description of the Certificates--Advances" in this prospectus supplement for additional information.

The Certificates


1.  General

       o    Each month the trustee will calculate the amount you are owed.

       o If you hold a certificate on the last day of a calendar month, you will be entitled to receive payments on the distribution date in the next month.

We refer you to "Description of the Certificates" in this prospectus supplement for additional information.

2.  Interest Distributions

       o Interest accrues on the certificates from the first day of a calendar month through the last day of that calendar month.

     On each distribution date, you will be entitled to the following:

       o interest at the related certificate rate that accrued during the related interest period; and

       o any interest that was due on a prior distribution date and not paid. In addition, interest will have accrued on the amount of interest which was previously due and not paid.

     We refer you to "Description of the Certificates--Interest" in this prospectus supplement for additional information.


3.  Principal Distributions

       o Principal distributions are payable on each distribution date. However, no class of certificates will receive a principal distribution until the other classes with a lower numerical class designation are paid in full.

       o Shortfalls in available funds may result in a class receiving less than what is due.

       o The calculation of the amount a class is entitled to receive on each distribution date and the priority of principal distributions among the certificates is described in this prospectus supplement under "Description of the Certificates --Principal."

     We refer you to "Description of the Certificates--Principal" in this prospectus supplement for additional information.

Credit Enhancements

1. The Certificate Insurance Policy: The certificate insurance policy guarantees the payment of:

     o    accrued and unpaid interest on the senior certificates;

     o principal losses on the mortgage loans in excess of overcollateralization; and

     o any principal amounts owed to the certificateholders on the last scheduled distribution date.

     We refer you to "The Certificate Insurer" in this prospectus supplement for additional information.


2. Overcollateralization: On the closing date the aggregate principal balance of the mortgage loans will equal the aggregate principal balance of the certificates. The interest payments on the mortgage loans are expected to exceed the amount of interest due and payable on the certificates. This excess will be applied as principal payments to the class of offered certificates then entitled to principal on that distribution date. This will result in a limited acceleration of principal payments on the certificates relative to the amortization of the related mortgage loans, creating overcollateralization for the senior certificates. Once the required level of overcollateralization is reached, the application of the excess interest payments will stop, until it is again needed to maintain the required level of overcollateralization.


     The level of required overcollateralization will increase and decrease over time. For example, an increase in the required level of overcollateralization will result if the delinquency or default experience on the mortgage loans exceeds set levels. In that event, amortization of the offered certificates would be accelerated until the level of overcollateralization reaches its required level.

     We refer you to "Description of the Certificates--Overcollateralization" in this prospectus supplement for additional information.


Pre-Funding Account

     On the closing date, the trustee shall deposit $_______________ in the pre-funding account. The trust will use the amounts on deposit in the pre-funding account to acquire additional mortgage loans from the seller. The trustee may only acquire additional mortgage loans until
     _________________.

     If any amounts are left in the pre-funding account on ___________________, holders of the certificates will receive amounts left in the pre-funding account on the next distribution date as payment of principal.

     We refer you to "Description of the Certificates--Pre-Funding Account" in this prospectus supplement for additional information.

Capitalized Interest Account

     On the closing date, the trustee shall deposit $_______________ in the capitalized interest account. The trust will use the amounts on deposit in the capitalized interest accounts to cover interest shortfalls on the certificates expected to occur prior to the trust's purchase of the additional mortgage loans. Until the trust purchases the additional mortgage loans or prepays the certificates, interest payments on the loans will not cover the amount of interest due on the certificates.

     Any amounts left in the capitalized interest account after _______________ will be paid to KeyBank.

     We refer you to "Description of the Certificates--Capitalized Interest Account" in this prospectus supplement for additional information.


Optional Termination

     If the total pool principal balance declines below __% of the total pool principal balance as of the cut-off date, then the seller may purchase all of the mortgage loans and the related properties in the trust fund. If the seller purchases all of the mortgage loans, you will receive a final distribution and the trust fund will be terminated.

     We refer you to "Description of the Certificates--Termination; Purchase of the Mortgage Loans" in this prospectus supplement for more detail.


Federal Income Tax  Consequences


For federal income tax purposes:

     o  An election will be made to treat the trust fund as a REMIC

     o The offered certificates will be regular interests in the REMIC and will be treated as debt instruments of the REMIC

     o The residual certificates will represent the beneficial ownership of the sole class of residual interest in the REMIC.


     The REMIC will not be subject to an entity level tax other than taxes with respect to prohibited transactions, contributions of property after the closing date and net income from foreclosure property.



     We refer you to "Federal Income Tax Consequences" in this prospectus supplement and in this prospectus for additional information.

ERISA Considerations


   We suggest that a fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986 carefully review with its legal advisors whether the purchase or holding of certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.

   Subject to considerations and conditions, the certificates may be transferred to a fiduciary of any employee benefit plan subject to ERISA or
   Section 4975 of the Code.



     We refer you to "ERISA Considerations" in this prospectus supplement and the prospectus for additional information.

Legal Investment Considerations


     The offered certificates are not mortgage related securities, for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

     We refer you to "Legal Investment Considerations" in this prospectus supplement and "Legal Investment" in the prospectus for additional information.

Certificate Rating


     The offered certificates will not be issued unless they receive the following ratings:

     ___ by _________________
     ___ by _________________



     A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal by either rating agency.

     We refer you to "Ratings" and "Risk Factors--Rating of the Securities Does Not Assure Payment" in the prospectus for additional information.

                                 Risk Factors

         You should carefully consider the following risk factors prior to any purchase of certificates. You should also carefully consider the information set forth under "Risk Factors" in the prospectus.

Consequences on Liquidity and Payment Delay Because of Owning Book-Entry Certificates

     o    Limit on Liquidity of Certificates.

         Issuance of certificates in book-entry form may reduce the liquidity of the certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     o    Limit on Ability to Transfer or Pledge.

         Since transactions in the book-entry certificates can be effected only through DTC, participating organizations, indirect participants and banks, your ability to transfer or pledge a book-entry certificate to persons or entities that do not participate in the DTC system or otherwise to take actions in respect of the certificates, may be limited due to lack of a physical certificate representing the book-entry certificates.

     o    Delays in Distributions.

         You may experience some delay in the receipt of distributions on the book-entry certificates since the distributions will be forwarded by the trustee to DTC for DTC to credit the accounts of its participants which will then credit them to your account either directly or indirectly through indirect participants, as applicable.

         We refer you to "Description of the Certificates--Book-Entry Certificate" in this prospectus supplement.

[Balloon Loan Risk

         Balloon loans pose a risk because a borrower must pay a large lump sum payment of principal at the end of the loan term. If the borrower is unable to pay the lump sum or refinance the loan amount, you will suffer a loss if the certificate insurer fails to perform its obligations under the policy. Approximately ___% of the mortgage loans are balloon loans.]

Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds May Be Less than Mortgage Loan Balance


         Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses including legal fees, real estate taxes and maintenance and preservation expenses will reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the certificate insurer fails to perform its obligations under the certificate insurance policy.


         We refer you to "Legal Aspects of the Loans--Foreclosure on Mortgages" in the prospectus.

Prepayments Affect Timing and Rate of Return on Your Investment

         The yield to maturity on your certificates will be directly related to the rate of principal payments on the mortgage loans. Please consider the following:

      o Mortgagors may fully or partially prepay their mortgage loan at any time. [However, some mortgage loans require that the mortgagor pay a fee with any prepayment. This may result in the rate of prepayments being slower than otherwise be the case.]


      o All the mortgage loans contain due-on-sale provisions. Due-on-sale provisions require the mortgagor to fully pay the mortgage loan when the mortgaged property is sold. The master servicer usually will enforce the due-on-sale provision unless prohibited by applicable law.


      o The rate of principal payments on pools of mortgage loans is influenced by a variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility.

      o We cannot predict the rate at which borrowers will repay their mortgage loans, nor are we aware of any publicly available studies or statistics on the rate of prepayment of mortgage loans similar to the mortgage loans in the pool.

         We refer you to "Prepayment and Yield Considerations" in this prospectus supplement.

Certificate Rating Based Primarily on Claims-Paying Ability of the Certificate Insurer


         The rating on the certificates depends primarily on the claim's paying ability of the certificate insurer. Therefore, a reduction of the rating assigned to the claims-paying ability of the certificate insurer may have a corresponding reduction on the ratings assigned to the certificates. A reduction in the rating assigned to the certificates would reduce the market value of the certificates and may affect your ability to sell them. The rating on your certificate addresses credit risk and does not address the likelihood of prepayments.


         We refer you to "Ratings" in this prospectus supplement.

[Master Servicer May Consent to Liens

         For mortgage loans in the trust fund secured by first mortgages, the master servicer may consent, with limitations, to a new first priority lien regardless of the principal amount, which has the effect of making the first mortgage a junior mortgage.]

Distributions and Rights of Investors Adversely Affected by Insolvency of
Seller

         The sale of the mortgage loans from the seller to the trust will be treated by the seller and the trust as a sale of the mortgage loans. If the seller were to become insolvent, a receiver or conservator for, or a creditor of, the seller, may argue that the transaction between the seller and the trust is a pledge of mortgage loans as security for a borrowing rather than a sale; which, even if unsuccessful, could result in delays in distributions to you.

         [The seller will maintain possession of the documentation relating to each mortgage and no assignment of any mortgage is required to be recorded in the name of the trustee, unless the seller's long-term debt rating is reduced below [describe]. Within 30 days of any reduction in rating, the seller is required to deliver the mortgage documents to the trustee and to either record the assignments or deliver a legal opinion to the effect that recordation of the assignments is not necessary in order to perfect the interest of trust in the mortgages. Prior to delivery and recording, the interest of the trustee in the mortgages, the mortgage notes and any proceeds from the mortgage loans may be subject to the claims of creditors or to sale to a third party, as well as to a receiver or conservator appointed in the event of the insolvency of the seller.]

         In an insolvency proceeding of the seller, if the mortgage notes have not been delivered to the trustee and the mortgages have not been assigned of record in the real property recording office to the trustee, the trust may be a general unsecured creditor of the seller. If the trust were determined to be a general unsecured creditor of the seller, the mortgages, the mortgage notes and the proceeds from their sale would not be available to make payments on the certificates.

Interest Payments on the Mortgage Loans May Be Reduced

      o Prepayments of Principal May Reduce Interest Payments. If a mortgagor fully prepays a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of a full month. This may result in an interest shortfall. The master servicer is obligated to pay that interest shortfall, without any right of reimbursement, up to the amount of its servicing fee for that month. If the servicing fee is insufficient to pay the interest shortfalls attributed to prepayments, they will be covered by the certificate insurance policy.

     o Some Interest Shortfalls Are Not Covered by the Master Servicer or the Certificate Insurance Policy. The Soldiers' and Sailors' Civil Relief Act of 1940 permits modifications to the payment terms for mortgage loans, including a reduction in the amount of interest paid by the borrower. Neither the master servicer nor the certificate insurer will pay for any interest shortfalls created by the Soldiers' and Sailors' Civil Relief Act of 1940.

Geographic Concentration Increases Risk That Certificate Yields Can be Impaired


         The mortgaged properties relating to the mortgage loans are located in __ states and the District of Columbia. However, __% of the mortgaged properties, by principal balance as of the cut-off date, are located in ______. If these states experience in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, then the mortgage loans may experience higher rates of delinquencies and foreclosures than would otherwise be the case.


Prepayment Risk Due to Lack of Subsequent Mortgage Loans

         The trust will buy additional mortgage loans from the seller until _______. The seller will sell mortgage loans to the trust if it has mortgage loans to sell. The ability of the seller to originate and acquire additional mortgage loans is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the full amount deposited in the pre-funding account for the purpose of purchasing additional mortgage loans cannot be used for that purpose within [three] months from the closing date, any remaining amounts will be paid to you as a prepayment on the certificates.


                            The Certificate Insurer


                    [TO BE PROVIDED BY CERTIFICATE INSURER]

                         KeyBank National Association

         KeyBank National Association, the seller, is a wholly owned subsidiary of KeyCorp. The seller is a national banking association headquartered in Cleveland, Ohio. The seller provides:

          o retail and private banking services to customers including consumer lending and deposit services;

          o commercial banking services to small businesses, middle-market and large corporate customers;

          o    capital market services; and

          o    trust and asset management services.

          o The principal executive offices of the seller are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114 (Telephone:
             (216) 689-6300).

                              The Master Servicer

         ___________________, as master servicer will be responsible for servicing the mortgage loans in accordance with the terms of the pooling and servicing agreement. [Beginning on _______________, __________________________, as subservicer, will service the mortgage loans for the master servicer in accordance with a subservicing agreement. The terms and conditions of the subservicing agreement are consistent with and do not violate the provisions of the pooling and servicing agreement. The subservicing does not relieve the master servicer from any of its obligations to service the mortgage loan in accordance with the terms and conditions of the pooling and servicing agreement.] See "--Servicing and Collection Procedures."

Credit and Underwriting Guidelines

         The following is a description of the underwriting guidelines customarily employed by the master servicer with respect to mortgage loans which it purchases or originates.

         [          ]

Servicing and Collection Procedures

         The following is a description of the servicing policies and procedures customarily and currently employed by the master servicer with respect to the portion of its mortgage loan portfolio which it services.

         [          ]

Delinquency Experience


         The following table sets forth _____________'s delinquency experience on its servicing portfolio of home equity loans, which includes home equity loans subserviced by others for __________, similar to the mortgage loans for the periods indicated. The table does not show periods of delinquency after 90 days because after that time, a loan is placed into one of four categories: foreclosure, work-out, bankruptcy or sale. [The loss and delinquency as percentages of aggregate principal balance of the loans for each period may be higher than those shown if a group of the loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] [The loss and delinquency as a percentage of mortgage loans serviced for each period could be higher than those shown if a group of mortgage loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] [Champion: The trend from 1996 through 1999 of slowly increasing delinquencies can be attributed to the seasoning of the loans. However, the temporary uncharacteristic increase in delinquencies in 1997 was due specifically to two related factors. Due to the dramatic increases in the portfolio during 1997, the size of the collection department was increased, resulting in less seasoned collection personnel. This took place during the period that Champion was in the process of being acquired by KeyCorp. Accordingly, during this transition, the training of the new staff and collection efforts were not as efficient as during other periods.] [KeyBank: Although, the loss experience of KeyBank has been stable for the periods shown, the delinquency experience has been inconsistent. Delinquencies increased in 1998 because of a reorganization of the collections department, and as indicated by the 1999 figures, the new collection department has effected improvements in collecting delinquent loans.]

                                           [Champion Mortgage Co., Inc.]
                                              [Delinquency Experience
                                              (Dollars in thousands)

                                                              Year Ending September 30,
                                      --------------------------------------------------------------------------
                                              1996               1997                1998                 1999
                                              ----               ----                ----                 ----
Number of Loans.............                  9,058              14,327              19,565               25,244
Dollar Amount of
   Loans....................        $       526,816     $       866,673     $     1,309,172      $     1,827,491
Delinquency Period
   30-59 days
      % of number of
           loans............                  1.30%               2.14%               1.43%                1.58%
      % of dollar
           amount of loans..                  1.17%               2.16%               1.24%                1.17%
  60-89 days
      % of number of
           loans............                  0.15%               0.34%               0.27%                0.42%
      % of dollar
          amount of loans...                  0.14%               0.35%               0.25%                0.38%
  90 days and over*
     % of number of
         loans..............                  0.69%               1.20%               0.82%                1.22%
      % of dollar
          amount of loans...                  0.81%               1.27%               0.72%                1.03%
Loans in Foreclosure
   % of number of
         loans..............                  0.62%               0.51%               0.60%                0.61%
   % of dollar amount
         of loans...........                  0.76%               0.60%               0.56%                0.71%
Total*
   % of number of
       loans................                  2.14%               3.68%               3.32%                4.08%
   % of dollar amount
       of loans.............                  2.12%               3.78%               2.97%                3.52%

---------
*Includes loans in foreclosure and real estate owned.

                                                  Loss Experience
                                              (Dollars in thousands)

                                                              Year Ending September 30,
                                      --------------------------------------------------------------------------
                                              1996               1997                1998                 1999
                                              ----               ----                ----                 ----
Average Dollar
   Amount of Loans
   Outstanding During
   Period.......................       $        367,584   $        702,555    $      1,103,510   $     1,616,324
Net Losses......................       $             39   $            488    $          1,142   $         2,317
Net Losses as a
   Percentage of
   Average Amount
   Outstanding..................                   0.01%             0.07%               0.11%              0.14%
---------
"Net Losses" means gross losses minus recoveries.

                                          [KeyBank National Association]
                                              [Delinquency Experience
                                              (Dollars in thousands)

                                                                                  Nine Months
                                    Year Ending December 31,                  Ending September 30,
                                    ------------------------                  --------------------
                                         1997             1998              1998              1999
                                         ----             ----              ----              ----
Number of Loans................           228,837         220,017            224,088          219,784
Dollar Amount of
   Loans.......................     $   5,519,071   $   5,412,379      $   5,508,729    $   5,685,658
Delinquency Period
   30-59 days
       % of dollar
          amount of loans......              0.73%           0.81%              0.65%            0.65%
   60-89 days
      % of dollar
         amount of loans.......              0.23%           0.30%              0.22%            0.18%
   90+ days*
      % of dollar
         amount of loans.......              0.34%           0.36%              0.31%            0.30%
Total*
   % of dollar amount
           of loans............              1.30%           1.47%              1.18%            1.13%
------------
*Includes loans in foreclosure and real estate owned.


                                                  Loss Experience
                                              (Dollars in thousands)

                                                                                       Nine Months
                                          Year Ending December 31,                 Ending September 30,
                                          -----------------------                  --------------------
                                     1997            1998            1998                  1999
                                     ----            ----            ----                  ----
Dollar
   Amount of Loans
   Outstanding At
   End Of Period.........      $   5,519,071     $  5,412,379   $ 5,508,729          $    5,685,658
Net Losses...............      $       6,623     $      5,954   $      6,060         $        6,823
Percentage of
   Dollar Amount of Loans....           0.12%            0.11%          0.11%        0.12%
------------
"Net Losses" means gross losses minus recoveries.


                       Description of the Mortgage Loans

General

     The statistical information presented in this prospectus supplement is only with respect to the mortgage loans included in the trust and is based on the characteristics of the mortgage loans as of _______, 200_, the cut-off date.

     The mortgage loans to be purchased by the trust will be originated or purchased by the seller and transferred by the seller to the trust.

     The mortgage pool consists of mortgage loans with an aggregate principal balance, or pool principal balance, as of the cut-off date of $_________. The principal balance of a mortgage loan, other than a liquidated mortgage loan on any day is equal to its cut-off date principal balance minus all collections applied in reduction of the cut-off date principal balance of the mortgage loan.

     In no event will more than 5% of the cut-off date pool principal balance deviate from the characteristics of the mortgage loans described below.

     The mortgage loans provide that interest is charged to the borrowers and payments are due from the borrowers, as of a scheduled day of each month which is fixed at the time of origination. Scheduled monthly payments made by the borrowers on the mortgage loans either earlier or later than the scheduled due dates will not affect the amortization schedule or the application of the payments to principal and interest.


     The sum of the columns below may not equal the total indicated due to rounding. In addition, unless otherwise set forth in this prospectus supplement, all percentages set forth herein with respect to the mortgage loans are percentages of the cut-off date pool principal balance.

                        Cut-Off Date Principal Balances

Range of Cut-Off
 Date Principal           Number of          Cut-Off Date     % of Cut-Off Date
   Balances            Mortgage Loans        Pool Balance        Pool Balance
   --------            --------------        ------------        ------------





                       Geographic Distribution by State

                         Number of          Cut-Off Date     % of Cut-Off Date
     State            Mortgage Loans        Pool Balance        Pool Balance
     -----            --------------        ------------        ------------





                             Loan-to-Value Ratios

                          Number of          Cut-Off Date     % of Cut-Off Date
Loan-to-Value Ratio    Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------






                                  Loan Rates

                          Number of          Cut-Off Date     % of Cut-Off Date
Loan Rates             Mortgage Loans        Pool Balance        Pool Balance
----------             --------------        ------------        ------------






                       Original Term to Stated Maturity

Original Term to          Number of          Cut-Off Date     % of Cut-Off Date
Stated Maturity        Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------

                      Remaining Months to Stated Maturity

Remaining Term to         Number of          Cut-Off Date     % of Cut-Off Date
Stated Maturity        Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------






                           Months Since Origination

Months Since              Number of          Cut-Off Date     % of Cut-Off Date
Origination            Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------






                                 Property Type

                          Number of          Cut-Off Date     % of Cut-Off Date
Property Type          Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------






                                Occupancy Type

                          Number of          Cut-Off Date     % of Cut-Off Date
Occupancy Type         Mortgage Loans        Pool Balance        Pool Balance
-------------------    --------------        ------------        ------------






     [Conveyance of Subsequent Mortgage Loans


     The pooling and servicing agreement permits the trust fund to purchase from __________, after the date of this prospectus supplement and prior to _______, 19__, subsequent mortgage loans in an amount not to exceed approximately $________ in aggregate principal balance for inclusion in the trust fund. Each subsequent mortgage loan will have been originated or purchased by __________ in accordance with the underwriting guidelines set forth above under "Credit Underwriting and Guidelines." Accordingly, the statistical characteristics of the mortgage pool set forth above are based exclusively on the initial mortgage loans and the statistical characteristics of the mortgage pool after giving effect to the acquisition of any subsequent mortgage loans will likely differ from the information stated in this prospectus supplement. Each date on which a subsequent mortgage loan is transferred to the trust fund shall be referred to as a subsequent transfer date.


     Each conveyance of subsequent mortgage loans will be subject to, among other things, the following conditions:

     o    the subsequent mortgage loans must

          (a) comply with each representation and warranty as to the mortgage loans set forth in the pooling and servicing agreement;

     o the subsequent mortgage loan must not have been selected by the seller in a manner that it believes is adverse to the interests of the certificateholders,

     o no subsequent mortgage loan may be ___ or more days contractually delinquent as of the applicable cut-off date;

     o no subsequent mortgage loan may have a remaining term to maturity in excess of ___ years;

     o no subsequent mortgage loan may have a mortgage rate less than ____%;

     o following the purchase of subsequent mortgage loans by the trust fund, the mortgage loans:

          (b)  will have a weighted average mortgage rate of at least ____%;

          (c) will have a weighted average loan-to-value ratio of not more than ____%;

          (d) will not have a weighted average remaining term to stated maturity of more than ____ months; and

          (e) will, in each case, have a principal balance in excess of $_______ as of the cut-off date;

     o __________ [and the trustee shall not have been notified by either rating agency that the conveyance of the subsequent mortgage loans will result in a qualification, modification or withdrawal of its then-current rating of any class of certificates] [shall have notified each rating agency of the conveyance as required by the pooling and servicing agreement]; and

     o the trustee shall have received opinions of counsel as to, among other things, the enforceability and validity of the transfer agreements relating to the conveyance of the subsequent mortgage loans.]

                      Prepayment and Yield Considerations

General

     The rate of principal payments on the offered certificates, the aggregate amount of distributions on the offered certificates and the yield to maturity of the offered certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases by the seller. The mortgage loans may be prepaid by the mortgagors at any time. [However, approximately __% of the mortgage loans are subject to prepayment penalties which vary from jurisdiction to jurisdiction.]

     Prepayments, liquidations and purchases of the mortgage loans, including any optional purchase by the master servicer of the remaining mortgage loans in connection with the termination of the trust fund, will result in distributions on the offered certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal of the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to the rate or the rate of principal prepayments. The extent to which the yield to maturity of an offered certificate may vary from the anticipated yield will depend upon the degree to which a certificate is purchased at a discount or premium, and the degree to which the timing of payments is sensitive to prepayments, liquidations and purchases of the mortgage loans.

     The rate of prepayment on the mortgage loans cannot be predicted. The prepayment experience of the trust fund with respect to the mortgage loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for federal income tax purposes of interest payments on loans. All of the mortgage loans contain "due-on-sale" provisions, and, with respect to the mortgage loans, the master servicer is required by the pooling and servicing agreement to enforce those provisions, unless enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Legal Aspects of Loans--Due-on-Sale Clauses in Mortgage Loans" in the prospectus.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans with fixed rates, like the mortgage loans, is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the interest rate on a mortgage, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments.

     In addition to the foregoing factors affecting the weighted average life of the offered certificates, the use of excess spread to pay principal of the offered certificates to the extent required by the pooling and servicing agreement will result in the acceleration of the offered certificates, relative to the amortization of the mortgage loans in early months of the transaction as well as, accelerating the first date on which each other class of certificates will begin to receive distributions of principal than would otherwise be the case. This acceleration feature creates overcollateralization which results from the excess of the aggregate principal balance of mortgage loans over the aggregate principal balance of the offered certificates. Once the required level of overcollateralization is reached, the acceleration feature will cease, unless necessary to maintain the required level of overcollateralization. See "Description of the Certificates--Overcollateralization."

Weighted Average Lives


     Greater than anticipated prepayments of principal usually will increase the yield on the offered certificates purchased at a price less than par and usually will decrease the yield on the offered certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the mortgage loans occurring at a rate that is faster or slower than the rate anticipated by the investor in the period immediately following the issuance of the certificates will not be entirely offset by a subsequent reduction or increase in the rate of principal payments. The weighted average life of the offered certificates will also be affected by the amount and timing of delinquencies and defaults on the mortgage loans and the recoveries, if any, on defaulted mortgage loans and foreclosed properties.


     The "weighted average life" of a certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of the certificate is repaid. The weighted average life of a certificate of any class is determined by:

     (1) multiplying the amount of each distribution in reduction of the related principal balance by the number of years from the date of issuance of the certificate to the related distribution date,

     (2) adding the results, and

     (3) dividing the sum by the highest related principal balance of the certificate.

The weighted average life of any class of offered certificates will be influenced by, among other factors, the rate at which principal payments are made on the mortgage loans, including final payments made upon the maturity of balloon loans.


         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this prospectus supplement is the prepayment assumption, which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of mortgage loans for the life of the mortgage loans. A 100% prepayment assumption assumes a conditional prepayment rate ("CPR") of [ ]% per annum of the outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional [ ]%, precisely [ ], expressed as a percentage per annum, in each month after that month until the twelfth month; beginning in the twelfth month and in each month after that month during the life of the mortgage loans, a conditional prepayment rate of 20% per annum each month is assumed. As used in the table below, 0% prepayment assumption assumes a conditional prepayment rate equal to 0% of the prepayment assumption, i.e., no prepayments. Correspondingly, [200]% prepayment assumption assumes prepayment rates equal to [200]% of the prepayment assumption, and so forth. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. KeyBank believes that no existing statistics of which it is aware provide a reliable basis for holders of the offered certificates to predict the amount or the timing of receipt of prepayments on the mortgage loans.


     Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any of these discrepancies may have an effect upon the percentages of the principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the offered certificates may be made earlier or later than as indicated in the tables.

     For the purpose of the tables below, it is assumed that:

     o the mortgage loans consist of pools of loans with the level-pay and balloon amortization characteristics set forth below,

     o    the closing date for the offered certificates is ________________,


     o distributions on the offered certificates are made on the 25th day of each month regardless of the day on which the distribution date actually occurs, commencing in _____________ and are made in accordance with the priorities described in this prospectus supplement,


     o the scheduled monthly payments of principal and interest on the mortgage loans will be timely delivered on the first day of each month, with no defaults commencing in _______________,

     o all prepayments are prepayments in full received on the last day of each month, commencing ______________ and include 30 days' interest,

     o    no optional termination is exercised,


     o the offered certificates of each class have the respective certificate rates and initial offered principal balances as set forth in this prospectus supplement,


     o the overcollateralization levels are set initially as specified in the pooling and servicing agreement, and decrease in accordance with the provisions of the pooling and servicing agreement,

     o with respect to pools of loans with an assumed cut-off date of _________________, interest will be calculated at a rate of % per annum for one month],


     o    six-month LIBOR for each interest period will be % and -====

     o    one-month LIBOR for each interest period will be %.] -=====


                                                       Original        Original       Remaining
                                                     Amortization      Term to         Term to
Amortization           Principal                         Term          Maturity        Maturity
Methodology            Balance        Loan Rate        (months)        (months)        (months)
------------           -------        ---------        --------        --------        --------

Balloon............    $
Level Pay..........    $
Level Pay..........    $


     Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of each class of offered certificates, and sets forth the percentages of the initial principal balance of each class of offered certificates that would be outstanding after each of the dates shown at various percentages of prepayment assumption.

                             Percent of Initial Class A Principal Balance Outstanding
                             at the Following Percentages of the Prepayment Assumption

                                         Class A-1                                        Class A-2
                                         ---------                                        ---------
Distribution Date              %         %         %         %                   %         %        %         %
-----------------             ---       ---       ---       ---                 ---       ---      ---       ---
Initial
   Percentage.......          100       100       100       100                 100       100      100       100
Weighted Average
   Life (years).....

-------------------------------------------------------------------------------------------------------------------

                                         Class A-3                                        Class A-4
                                         ---------                                        ---------
Distribution Date              %         %         %         %                   %         %        %         %
-----------------             ---       ---       ---       ---                 ---       ---      ---       ---
Initial
   Percentage.......          100       100       100       100                 100       100      100       100
Weighted Average
   Life (years).....

-------------------------------------------------------------------------------------------------------------------

                                         Class A-5
                                         ---------
Distribution Date              %         %         %         %
-----------------             ---       ---       ---       ---
Initial
   Percentage.......          100       100       100       100
Weighted Average
   Life (years).....

-------------------------------------------------------------------------------------------------------------------


     These tables have been prepared based on the assumptions described above, including the assumptions regarding the characteristics and performance of the mortgage loans, which differ from the actual characteristics and performance, and should be read in conjunction therewith.

                        Description of the Certificates

     The offered certificates will be issued under the pooling and servicing agreement. The form of the pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus supplement and the prospectus is a part. The following summaries describe all of the material provisions of the pooling and servicing agreement.

General

     The offered certificates will be issued in denominations of $[1,000] and in integral multiples of $[1] and will evidence specified undivided interests in the trust fund. The property of the trust fund will consist of, to the extent provided in the pooling and servicing agreement:

          o    the mortgage loans;


          o payments on the mortgage loans received on and after the cut-off date, exclusive of payments in respect of interest on the mortgage loans due prior to, and received after, the cut-off date ;


          o mortgaged properties relating to the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure;

          o the collection account and the distribution account and funds on deposit, excluding net earnings; and

          o rights under applicable hazard insurance policies covering the mortgaged properties.

In addition, KeyBank has caused the certificate insurer to issue an irrevocable and unconditional certificate guaranty insurance policy for the benefit of the holders of the offered certificates, under which the certificate insurer will guarantee payments to the certificateholders. Physical certificates will be transferable and exchangeable at the corporate trust office of the trustee, which will initially act as certificate registrar. See "--Book-Entry Certificates" below. No service charge will be made for any registration of exchange or transfer of the certificates, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

     The principal balance of a class of offered certificates on any distribution date is equal to the related principal balance on the closing date minus the aggregate of amounts actually distributed as principal to the holders of that class. On any date, the aggregate principal balance is the aggregate of the principal balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 certificates.

     The person in whose name a certificate is registered in the certificate register is referred to as a "certificateholder."

     The "percentage interest" of a Class A certificate as of any date of determination will be equal to the percentage obtained by dividing the denomination of the certificate by the principal balance for the related class as of the cut-off date.

     The certificates will not be listed on any securities exchange.

Book-Entry Certificates


     The offered certificates will be book-entry certificates. Persons acquiring beneficial ownership interests in the offered certificates, or "certificate owners," will hold their offered certificates through the Depository Trust Company, commonly referred to as DTC, in the United States, or Clearstream Banking societe anonyme ("Clearstream") or the Euroclear System ("Euroclear") in Europe, if they are participants of these systems, or indirectly through organizations which are participants in these systems. The book-entry certificates will be issued in one or more certificates which equal the aggregate principal balance of the offered certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream and the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator") will act as depositary for Euroclear (in these capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold the beneficial interests in the book-entry certificates in minimum denominations representing certificate principal balances of $1,000 and in integral multiples of $1. Except as described below, no beneficial owner acquiring a book-entry certificate will be entitled to receive a physical certificate representing their certificate. Unless and until physical certificates are issued, it is anticipated that the only certificateholder of the offered certificates will be Cede & Co., as nominee of DTC. Certificate owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate owners are only permitted to exercise their rights indirectly through the DTC participants and DTC.

     The certificate owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for this purpose. In turn, the financial intermediary's ownership of a book-entry certificate will be recorded on the records of DTC, or of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant or on the records of Clearstream or Euroclear, as appropriate.


     Certificate owners will receive all distributions of principal of, and interest on, the offered certificates from the trustee through DTC and DTC participants. Under the DTC system, DTC is required to make book-entry transfers among its participants with respect to the book-entry certificates and is required to receive and transmit distributions of principal of, and interest on, the book-entry certificates. Participants and indirect participants are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their clients. Accordingly, although certificate owners will not possess physical certificates, the DTC system provides a mechanism by which certificate owners will receive distributions and will be able to transfer their interest.


     Certificate owners usually will not receive or be entitled to receive physical certificates representing their interests in the offered certificates. Unless and until physical certificates are issued, certificate owners who are not DTC participants may transfer ownership of book-entry certificates only through the DTC system. Under the DTC system and in accordance with DTC's normal procedures, transfers of ownership of book-entry certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificate owners.

     Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Credits or any transactions in securities settled during processing will be reported to the relevant Euroclear or Clearstream participants on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the certificates, see "Federal Income Tax Consequences--Foreign Investors" and "Backup Withholding" in this prospectus supplement and "Global Clearance, Settlement and Tax Documentation Procedures--U.S. Federal Income Tax Documentation Requirements" in Annex I.


     Transfers between participants will occur in accordance with the DTC system. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.


     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with the DTC system on behalf of the relevant European international clearing system by the Relevant Depositary. These cross market transactions, however, will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established European time deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants or representatives, some of which own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry certificates, whether held for its own account or as a nominee for another person. Beneficial ownership of book-entry certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.


     Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for Clearstream participants and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, checkering corporations and other organizations. Indirect access to Clearstream is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.


     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Belgian Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Belgian Cooperative. The Belgian Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.


     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. It is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     Distributions on the book-entry certificates will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of the payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing the payments to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.


     Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of payments, since the payments will be forwarded by the trustee to Cede & Co. ("Cede"). Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. The distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--Foreign Investors" and "Backup Withholding" in this prospectus supplement. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the book-entry certificates, may be limited due to the lack of physical certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of the certificates in the secondary market since potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.


     Monthly and annual reports on the trust fund will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose DTC accounts the book-entry certificates of the beneficial owners are credited.

     DTC has advised the trustee that, unless and until physical certificates are issued, DTC will take any action permitted to be taken by the holders of the book-entry certificates under the pooling and servicing agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry certificates are credited, to the extent that actions are taken on behalf of financial intermediaries whose holdings include book-entry certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some book-entry certificates which conflict with actions taken with respect to other book-entry certificates.

     Physical certificates will be issued to beneficial owners of the book-entry certificates, or their nominees, rather than to DTC, only if (a) DTC or the seller advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry certificates and the seller or the trustee is unable to locate a qualified successor, (b) the seller, at its sole option, with the consent of the trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined under "--Events of Default"), beneficial owners having percentage interests aggregating not less than 51% of the aggregate principal balance of the book-entry certificates advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC, or its successor is no longer in the best interests of beneficial owners.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of that event and the availability through DTC of physical certificates. Upon surrender by DTC of the global certificate or certificates representing the book-entry certificates and instructions for re-registration, the trustee will issue physical certificates, and the trustee will recognize the holders of the physical certificates as certificateholders under the pooling and servicing agreement.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of book-entry certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform the procedures and the procedures may be discontinued at any time.

     None of the seller, the master servicer or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede, as nominee of DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

Assignment of Mortgage Loans

     On the closing date, which is [___________], the seller will transfer to the trust fund all of its right, title and interest in and to each mortgage loan, the related mortgage notes, mortgages and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each mortgage loan on or after the applicable cut-off date, but not including interest payment due prior to the cut-off date. The trustee, concurrently with the transfer, will deliver the certificates to the seller. Each mortgage loan transferred to the trust fund will be identified on a schedule delivered to the trustee. The mortgage loan schedule will include information as to the principal balance of each mortgage loan as of the cut-off date, its loan rate as well as other information.

     [Under the terms of the pooling and servicing agreement, the seller will maintain possession of the mortgage file, the documentation relating to each mortgage loan for so long as an Assignment Event has not occurred.

     [An Assignment Event will occur on the [ ]th day following either:

     o    the occurrence and continuance of an event of default,

     o the reduction of the seller's long-term unsecured debt rating below "Baa2" by Moody's or "BBB" by S&P or Fitch, or

     o the suspension, termination or withdrawal of the seller's long-term unsecured debt rating by Moody's or S&P.]

     [Within [ ] days of an Assignment Event, the seller will cause as soon as practicable the mortgage files pertaining to each mortgage loan to be delivered to the trustee. As specified in the pooling and servicing agreement, the trustee will acknowledge the assignment of the mortgage loans to the trust fund and KeyBank will agree to hold the mortgage files for and on behalf of the trustee.]


     Within [ ] days of an Assignment Event, the trustee will review the mortgage loans and the Related Documents and if any mortgage loan or Related Document is found to be defective in any material respect and the defect is not cured within [ ] days following notification to the seller, the seller will be obligated to either replace the defective mortgage loan with an Eligible Substitute Mortgage Loan or to repurchase the defective mortgage loan. A substitution is permitted only within two years of the closing date and may not be made unless an opinion of counsel is provided to the effect that the substitution will not disqualify the trust fund or result in a prohibited transaction tax under the Internal Revenue Code of 1986. The seller may purchase the defective mortgage loan at a price equal to the outstanding principal balance of that mortgage loan as of the date of purchase, plus all accrued and unpaid interest thereon, computed at the loan rate, net of the master servicing fee, if KeyBank is the master servicer, plus the amount of any unreimbursed servicing advances made by the master servicer. The purchase price will be deposited in the collection account on or prior to the next succeeding Determination Date after the obligation arises. The Determination Date is the eighteenth day of each month. The obligation of the seller to repurchase or substitute for a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and related documents available to the trustee or the certificateholders.


     In connection with the substitution of an Eligible Substitute Mortgage Loan, the seller will be required to deposit in the collection account on or prior to the next succeeding Determination Date after the obligation arises an amount (the "Substitution Adjustment") equal to the excess of the principal balance of the related defective mortgage loan over the principal balance of the Eligible Substitute Mortgage Loan.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the seller for a defective mortgage loan which must, on the date of the substitution:


     o have an outstanding principal balance, or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance, equal to or less than [ ]% less than the principal balance of the defective mortgage loan;


     o have a loan rate not less than the loan rate of the defective mortgage loan and not more than [ ]% in excess of the loan rate of a defective mortgage loan;

     o have a mortgage of the same or higher level of priority as the defective mortgage loan at the time the mortgage was transferred to the trust fund;

     o have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the defective mortgage loan;


     o comply with each representation and warranty set forth in the pooling and servicing agreement - deemed -= to be made as of the date of substitution; -


     o have an original loan-to-value ratio not greater than that of the defective mortgage loan; and

     o be of the same type of mortgaged property as the defective mortgage loan or a detached single family residence. More than one Eligible Substitute Mortgage Loan may be substituted for a defective mortgage loan if the Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and the substitution is approved in writing in advance by the certificate insurer.


     The seller will make representations and warranties as to the accuracy in all material respects of information furnished to the trustee with respect to each mortgage loan, e.g., cut-off date principal balance and the loan rate. In addition, the seller will represent and warrant, on the closing date, that, among other things:


     o at the time of transfer to the trust fund, the seller has transferred or assigned all of its right, title and interest in each mortgage loan and the Related Documents, free of any lien; and

     o each mortgage loan complied, at the time of origination, in all material respects with applicable state and federal laws.

     Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the trust fund, the certificateholders or the certificate insurer in the related mortgage loan and Related Documents, the seller will have a period of [ ] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [ ]-day period, the seller will be obligated to substitute for the defective mortgage loan with an Eligible Substitute Mortgage Loan or purchase the defective mortgage loan from the trust fund. The same procedure and limitations that are set forth above for the substitution or purchase of defective mortgage loans as a result of deficient documentation will apply to the substitution or purchase of a defective mortgage loan as a result of a breach of a representation or warranty in the pooling and servicing agreement that materially and adversely affects the interests of the certificateholders or the certificate insurer.

     The master servicer will service and administer the mortgage loans as set forth in the pooling and servicing agreement.

Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account


     The master servicer shall establish and maintain in the name of the trustee a separate collection account for the benefit of the holders of the certificates. The collection account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the master servicer of amounts in respect of the mortgage loans, (excluding amounts representing the master servicing fee, the master servicer will deposit those amounts in the collection account. Amounts deposited may be invested in Eligible Investments maturing no later than two business days prior to the next succeeding date on which amounts on deposit in the collection account are required to be deposited in the distribution account.


     The trustee will establish an account into which amounts withdrawn from the collection account for distribution to certificateholders on a Distribution Date will be deposited. The distribution account will be an Eligible Account. Amounts on deposit in the distribution account may be invested in Eligible Investments maturing on or before the business day prior to the related distribution date.


     An "Eligible Account" is an account that is [maintained with a depository institution whose debt obligations at the time of any deposit in the account have the highest short-term debt rating by the rating agencies, and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the FDIC with a minimum long-term unsecured debt rating of "A2" by Moody's and "A" by S&P, otherwise acceptable to each rating agency and the certificate insurer as evidenced by a letter from each rating agency and the certificate insurer to the trustee, without reduction or withdrawal of their then current ratings of the certificates.]


     Eligible Investments are specified in the pooling and servicing agreement and are limited to investments which meet the criteria of the rating agencies from time to time as being consistent with their then current ratings of the certificates. "Eligible Investments" are limited to:

     o direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States, provided that the obligations are backed by the full faith and credit of the United States;

     o repurchase agreements on obligations specified in the prior clause maturing not more than three months from the date of acquisition, provided that the short-term unsecured debt obligations of the party agreeing to repurchase the obligations are at the time rated by each rating agency in its highest short-term rating category;


     o certificates of deposit, time deposits and bankers' acceptances, which, if Moody's is a rating agency, -======== shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days, of any U.S. -= depository institution or trust company incorporated under the laws of the United States or any state of the United States and subject to supervision and examination by either federal or state banking authorities, provided that the unsecured short-term debt obligations of that depository -------- institution or trust company at the date of acquisition have been rated by each of the rating agencies in its highest unsecured short-term debt rating category;

     o commercial paper, having original maturities of not more than 90 days, of any corporation incorporated under the laws of the United States or any state of the United States which on the date of acquisition has been rated by the rating agencies in their highest short-term rating categories;


     o short term investment funds sponsored by any trust company or bank incorporated under the laws of the United States or any state of the United States which on the date of acquisition has been rated by the rating agencies in their respective highest rating category of long term unsecured debt;

     o interests in any money market fund which at the date of acquisition of the interests in the fund and throughout the time as the interest is held in the fund has the rating specified by each rating agency; and


     o other obligations or securities that are acceptable to each rating agency as an Eligible Investment and will not result in a reduction in the then current rating of the certificates, as evidenced by a letter to that effect from each rating agency and with respect to which the master servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition; provided that no instrument shall evidence either the right to receive


     o only interest with respect to the obligations underlying the instrument or

     o both principal and interest payments derived from obligations underlying the instrument and the interest and principal payments with respect to the instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and

     o provided, further, that no instrument described in this prospectus supplement may be purchased at a price greater than par if the instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.]

Advances

     Not later than two business days prior to each distribution date, the master servicer will remit to the trustee for deposit in the distribution account the monthly advance. The amount of the monthly advance is equal to the sum of the interest accrued due on each mortgage loan through the related due date but not received by the master servicer as of the close of business on the last day of the related due period net of the master servicing fee. This obligation of the master servicer continues with respect to each mortgage loan until the mortgage loan becomes a liquidated mortgage loan.

     In the course of performing its servicing obligations, the master servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of:

     o the preservation, restoration and protection of the mortgaged properties,

     o    any enforcement or judicial proceedings, including foreclosures, and

     o the management and liquidation of mortgaged properties acquired in satisfaction of the related mortgage.

o    Each of these expenditures will constitute a servicing advance.

     The master servicer's right to reimbursement for servicing advances is limited to late collections on the related mortgage loan, including liquidation proceeds, insurance proceeds and other amounts which may be collected by the master servicer from the related mortgagor or otherwise relating to the mortgage loan in respect of which the unreimbursed amounts are owed. The master servicer's right to reimbursement for monthly advances shall be limited to late collections of interest on any mortgage loan and to liquidation proceeds and insurance proceeds on the related mortgage loan. The master servicer's right to the reimbursements is prior to the rights of certificateholders.

     Notwithstanding the foregoing, the master servicer is not required to make any monthly advance or servicing advance if in the good faith judgment and sole discretion of the master servicer, the master servicer determines that an advance will not be ultimately recoverable from collections received from the mortgagor in respect of the related mortgage loan or other recoveries in respect of the mortgage loan. However, if any servicing advance or monthly advance is determined by the master servicer to be nonrecoverable from these sources, the amount of the nonrecoverable advance may be reimbursed to the master servicer from other amounts on deposit in the collection account.

Distribution Dates


     On the [25th] day of each month, or if that day is not a business day, then on the first business day after that day, commencing in ___________, each a "distribution date", the holders of the offered certificates will be entitled to receive amounts to the extent of funds available in the distribution account in accordance with the priorities and in the amounts described below under "Priority of Distributions." Distributions will be made in an aggregate amount equal to the sum of the class interest distribution for each class of offered certificates and (b) the Class A Principal Distributions.


     The Class A Principal Distribution will be made by:

o wire transfer or otherwise to the account of the certificateholder at a domestic bank or other entity having appropriate facilities in immediately available funds to holders of the offered certificates, the aggregate principal balance of which is at least $1,000,000, or

o by check to the address of the person on the certificate register maintained by the certificate registrar.

Deposits to the Distribution Account

     No later than one business day prior to each Distribution Date, the following amounts and the previous Due Period shall be deposited into the distribution account (the "Available Funds"). The amount of Available Funds for any distribution date will be equal to the sum of:

     o payments of principal and interest on the mortgage loans net of amounts representing the master servicing fee with respect to each mortgage loan and reimbursement for related monthly advances and servicing advances;

     o net liquidation proceeds and insurance proceeds with respect to the mortgage loans, net of amounts applied to the restoration or repair of a mortgaged property;

     o the purchase price for repurchased defective mortgage loans with respect to the mortgage loans and any related substitution adjustment amounts;

     o    payments from the master servicer in connection with

     o    monthly advances,

     o    prepayment interest shortfalls and

     o the termination of the trust fund with respect to the mortgage loans as provided in the pooling and servicing agreement; and

     o    any amounts paid under the certificate insurance policy.

Priority of Distributions

     On each distribution date the trustee shall withdraw from the distribution account the sum of Available Funds in the following order of priority:

     o    to the trustee, the trustee fee for that distribution date;

     o to holders of each class certificates, an amount equal to the related class interest distribution for that distribution date;

     o sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 certificateholders, in that order, until the respective principal balance of each class is reduced to zero, the related Class A Principal Distribution other than the portion constituting the Distributable Excess Spread for that distribution date; provided, however, that after the occurrence and continuance of an Insurer Default, the portion of the principal distribution will be distributed pro rata to the holders of the certificates based on the respective principal balances;

     o to the certificate insurer, the amount owing to the certificate insurer under the insurance agreement for the premium payable in respect of the certificates; and

     o sequentially, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 certificateholders, in that order, until the respective principal balance of each class is reduced to zero, the related Distributable Excess Spread for that distribution date; provided, however, that after the occurrence and continuance of an Insurer Default, the Distributable Excess Spread for the [ ] will be distributed pro rata to the holders based on the respective principal balances.

               (i) to the master servicer, the amount of any accrued and unpaid master servicing fee;

               (ii) to the certificate insurer, amounts owing to the certificate insurer for reimbursement for prior draws made on the policy;

               (iii) to the master servicer, the amount of nonrecoverable advances not previously reimbursed;

               (iv) to the certificate insurer, any other amounts owing to the certificate insurer under the insurance agreement; and

               (v) to the Class R certificateholders, the balance.]

"Interest period" means, with respect to each distribution date, the period from the first day of the calendar month preceding the month of the distribution date through the last day of the calendar month. Interest in respect of any distribution date will accrue on the certificates during each interest period on the basis of a 360-day year consisting of twelve 30-day months.

Interest

     On each distribution date, to the extent of funds available, interest will be distributed with respect to each class of offered certificates in an amount (each, a "Class Distribution") equal to the sum of

     o one month's interest at the related certificate rate on the related principal balance immediately prior to the distribution date ("Class Monthly Interest Distributable Amount") and

     o any Class Interest Carryover Shortfall for the class for the distribution date. As to any distribution date and class of offered certificates, the "Class Interest Carryover Shortfall" is equal to the excess of the related Class Monthly Interest Distributable Amount for the preceding distribution date and any outstanding Class Interest Carryover Shortfall with respect to the class on the preceding distribution date, over the amount in respect of interest that is actually distributed to that class on the preceding distribution date plus

     o one month's interest on the excess, to the extent permitted by law, at the related certificate rate. [The interest entitlement of one month's interest at the related certificate rate on the related principal balance will be reduced by that class' pro rata share of Civil Relief Act Interest Shortfalls, if any, for that distribution date. Civil Relief Act Interest Shortfalls will not be covered by payments under the Policy.]

     On each distribution date, the Class Interest Distribution for each class of offered certificates will be distributed on an equal priority and any shortfall in the amount required to be distributed as interest to each class will be allocated between the classes pro rata based on the amount each class would have been distributed in the absence of the shortfall.

Principal

     On each distribution date, to the extent of funds available, in accordance with the priorities described above under "--Priority of Distributions," principal will be distributed to the holders of offered certificates then entitled to distributions of principal in an amount equal to the lesser of (a) the related aggregate principal balance and (b) the related Class A Principal Distribution for the distribution date. "Class A Principal Distribution" means, with respect to any distribution date, the sum of the related Class A Monthly Principal Distributable Amount for that distribution date and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding distribution date.


     "Class A Monthly Principal Distributable amount" means, with respect to any distribution date, to the extent of funds available the amount equal to the sum of the following amounts, without duplication, with respect to the immediately preceding Due Period, as defined below:


     o [(i) each payment of principal on a mortgage loan received by the master servicer during the Due Period, including all full and partial principal prepayments,

     o the principal balance as of the end of the immediately preceding Due Period of each mortgage loan that became a liquidated mortgage loan for the first time during the related Due Period,

     o the portion of the purchase price allocable to principal of all repurchased defective mortgage loans with respect to the Due Period,

     o any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed, and

     o the portion not greater than 100% of Excess Spread, if any, required to be distributed on that distribution date to satisfy the required level of overcollateralization for that distribution date (the "Distributable Excess Spread").]

     "Class A Principal Carryover Shortfall" means, with respect to any distribution date, the excess of the sum of the related Class A Monthly Principal Distributable Amount for the preceding distribution date and any outstanding Class A Principal Carryover Shortfall on the preceding distribution date over the amount in respect of principal that is actually distributed to the Class A certificateholders on the preceding distribution date.

     If the required level of overcollateralization is reduced below the then existing amount of overcollateralization or if the required level of overcollateralization is satisfied, the amount of the related Class A Monthly Principal Distributable Amount on the following distribution date will be correspondingly reduced by the amount of the reduction or by the amount necessary so that the overcollateralization will not exceed the required level of overcollateralization after giving effect to the distribution in respect of principal to be made on that distribution date.

     The application of Distributable Excess Spread is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the mortgage loans. A draw on the certificate insurance policy in respect of principal will not be made until the principal balance exceeds the aggregate principal balance of the mortgage loans. See "--The Policy." Accordingly, there may be distribution dates on which offered certificateholders receive little or no distributions in respect of principal.

     So long as an insurer default has not occurred and is continuing, distributions of the Class A Principal Distribution will be applied, sequentially, to the distribution of principal to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 certificates, in that order, so that no class of certificates having a higher numerical designation is entitled to distributions of principal until the principal balance of each class of certificates having a lower numerical designation has been reduced to zero. On any distribution date if an insurer default has occurred and is continuing, the Class A Principal Distribution will be applied to the distribution of principal of each class outstanding on a pro rata basis in accordance with the principal balance of each class.

     On each distribution date following an insurer default, net losses realized in respect of liquidated mortgage loans, to the extent the amount is not covered by Available Funds or the crosscollateralization mechanics, will reduce the amount of overcollateralization, if any.

     "Due Period" means, with respect to any Determination Date or distribution date, the calendar month immediately preceding the Determination Date or distribution date, as the case may be.


     A liquidated mortgage loan, as to any distribution date, is a mortgage loan with respect to which the master servicer has determined, in accordance with the servicing procedures specified in the pooling and servicing agreement, as of the end of the preceding Due Period, that all liquidation proceeds which it expects to recover with respect to the mortgage loan, including disposition of the related REO property, have been recovered.


     "Excess Spread" means, with respect to any distribution date, the positive excess, if any, of (a) Available Funds for the distribution date over
(b) the amount required to be distributed under the first four items as set forth under the heading "Description of the Certificates--Priority of Distributions" on the Distribution Date.

     An insurer default will occur in the event the certificate insurer fails to make a payment required under the certificate insurance policy or if events of bankruptcy or insolvency occur with respect to the certificate insurer.

The Policy

     The following information has been supplied by the certificate insurer for inclusion in this prospectus supplement. Accordingly, neither the seller nor the master servicer makes any representation as to the accuracy and completeness of this information.

     [TO BE PROVIDED BY CERTIFICATE INSURER]

Overcollateralization


     The credit enhancement provisions of the trust fund result in a limited acceleration of the offered certificates relative to the amortization of the mortgage loans in the early months of the transaction. The accelerated amortization is achieved by the application of Distributable Excess Spread to principal distributions on the offered certificates. This acceleration feature creates overcollateralization, i.e., the excess of the aggregate outstanding principal balance of the mortgage loans over the related aggregate principal balance. Once the required level of overcollateralization is reached, and subject to the provisions described in the next paragraph, the acceleration feature will cease, until necessary to maintain the required level of overcollateralization.


     The pooling and servicing agreement provides that, subject to floors, caps and triggers, the required level of overcollateralization may increase or decrease over time. Any decrease in the required level of overcollateralization will occur only at the sole discretion of the certificate insurer. Any decrease will have the effect of reducing the amortization of the offered certificates below what it otherwise would have been.

[Pre-Funding Account

     On the closing date, $___________ will be deposited in a funding account. The prefunding account shall be in the name of and maintained by the trustee and shall be part of the trust fund and will be used to acquire subsequent mortgage loans. During the funding period beginning on the closing date and terminating on _____________, 19__, the pre-funded amount will be reduced by the amount used to purchase subsequent mortgage loans in accordance with the pooling and servicing agreement. Any pre-funded amount remaining at the end of the funding period will be distributed to holders of the classes of certificates entitled to receive principal on the distribution date in ______________, 19__ in reduction of the related certificate principal balances, this will result in a partial principal prepayment of the related certificates on that date.

     Amounts on deposit in the pre-funding account will be invested in Eligible Investments. All interest and any other investment earnings on amounts on deposit in the pre-funding account will be deposited in the capitalized interest account. The pre-funding account shall not be an asset of the REMIC. All reinvestment earnings on the pre-funding account shall be owned by, and be taxable to, the seller.

Capitalized Interest Account


     On the closing date, a portion of the proceeds from the sale of certificates will be deposited in the capitalized interest account. The capitalized interest account shall be maintained with and in the name of the trustee on behalf of the trust fund. The amount deposited in the capitalized interest account will be used by the trustee on the distribution dates in __________________ 19__, _____________ 19__ and ______________, 19__ to cover shortfalls in interest on the certificates that may arise as a result of interest shortfalls on the certificates during the funding period. Any amounts remaining in the capitalized interest account at the end of the funding period which are not needed to cover shortfalls on the distribution date in ___________ 19__ are required to be paid directly to KeyBank. [The capitalized interest account shall not be an asset of the REMIC. All reinvestment earnings on the capitalized interest account shall be owned by, and be taxable to, the seller.]


Reports to Certificateholders

     Concurrently with each distribution to the certificateholders, the trustee will forward to each holder a statement, based solely on information received from the master servicer, setting forth among other items with respect to each distribution date:

          (1) the aggregate amount of the distribution to each class of certificateholders on the distribution date;

          (2) the amount of distribution set forth in paragraph (1) above in respect of interest and the amount in respect of any Class Interest Carryover Shortfall, and the amount of any Class Interest Carryover Shortfall remaining;

          (3) the amount of distribution set forth in paragraph (1) above in respect of principal and the amount in respect of the Class A Principal Carryover Shortfall, and any remaining Class A Principal Carryover Shortfall;

          (4) the amount of Excess Spread and the amount applied as to a distribution on the certificates;

          (5) the Guaranteed Principal Amount, if any, for the distribution date;

          (6) the amount paid under the certificate insurance policy for the distribution date in respect of the Class Interest Distribution to each class of certificates;

          (7) the master servicing fee;

          (8) the pool principal balance, as of the close of business on the last day of the preceding Due Period;

          (9) the aggregate principal balance and the principal balance of each class of offered certificates after giving effect to payments allocated to principal above;

          (10) the amount of overcollateralization as of the close of business on the distribution date, after giving effect to distributions of principal on the distribution date;

          (11) the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

          (12) the book value of any real estate which is acquired by the trust fund through foreclosure or grant of deed in lieu of foreclosure;

          (13) the aggregate amount of prepayments received on the mortgage loans during the previous Due Period; and

          (14) the weighted average loan rate on the mortgage loans as of the first day of the month prior to the distribution date.

     In the case of information furnished in clauses (2) and (3) above, the amounts shall be expressed as a dollar amount per certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the trustee will forward to each person, if requested in writing by the person, who was a certificateholder during the prior calendar year a statement containing the information set forth in clauses (2) and (3) above aggregated for the calendar year.

Last Scheduled Distribution Date

     The last scheduled distribution date for each class of offered certificates is as follows:

     o    Class A-1 certificates,            ;

     o    Class A-2 certificates,            ;

     o    Class A-3 certificates,            ;

     o    Class A-4 certificates, and

     o    Class A-5 certificates.

It is expected that the actual last distribution date for each class of offered certificates will occur significantly earlier than the scheduled distribution dates. See "Prepayment and Yield Considerations".

     The last scheduled distribution dates are based on a 0% prepayment assumption with no Distributable Excess Spread and the assumptions set forth above under "Prepayment and Yield Considerations--Weighted Average Lives"; provided that the last scheduled distribution dates for the Class A-5 certificates have been calculated assuming that the mortgage loan having the latest maturity date allowed by the pooling and servicing agreement amortizes according to its terms, plus one year.

Collection and Other Servicing Procedures on Mortgage Loans

     The master servicer will make reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow the collection procedures as it follows from time to time with respect to the loans in its servicing portfolio comparable to the mortgage loans. Consistent with the above, the master servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the mortgage loans.

     With respect to the mortgage loans, the master servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any arrangement is consistent with the master servicer's policies with respect to the mortgage loans it owns or services.

Hazard Insurance

     The master servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the mortgaged property is located, in an amount which is at least equal to the lesser of:

     o [the maximum insurable value of the improvements securing the mortgage loan from time to time and

     o the combined principal balance owing on the mortgage loan and any mortgage loan senior to the mortgage loan.]

     o The master servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of:

     o the maximum insurable value from time to time of the improvements which are a part of the property and

     o the combined principal balance owing on the mortgage loan and any senior to the mortgage loan.]

In cases in which any mortgaged property is located in a federally designated flood area as designated by the Federal Emergency Management Agency, the hazard insurance to be maintained for the related mortgage loan shall include flood insurance to the extent that flood insurance is available and the master servicer has determined that insurance to be necessary in accordance with accepted first and second mortgage loan servicing standards, as applicable.

     o    All flood insurance shall be in amounts equal to the lesser of

     o [the amount in the combined principal balance owing on the mortgage loan and any mortgage loan senior to the mortgage loan and


     o the maximum amount of insurance available under the National Flood Insurance Act of 1968.] The master - servicer will also maintain on REO property, to the extent insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, and the master servicer - determines that insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the master servicer under any policies, other than amounts to be applied to -= the restoration or repair of the mortgaged property, or to be released to the mortgagor in accordance with customary mortgage servicing procedures, will be deposited in the collection -= account, subject to retention by the master servicer to the extent the amounts constitute servicing compensation or to withdrawal in accordance with the pooling and servicing agreement.


     In the event that the master servicer obtains and maintains a blanket policy as provided in the pooling and servicing agreement insuring against fire and hazards of extended coverage on all of the mortgage loans, then, to the extent the policy names the master servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the mortgage loans without coinsurance, and otherwise complies with the requirements of the first paragraph of this subsection, the master servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

Realization upon Defaulted Mortgage Loans

     The master servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing the mortgage loans as they come into default when, in accordance with applicable servicing procedures under the pooling and servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with the foreclosure or other conversion, the master servicer will follow practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided that the master servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, the foreclosure, correction or restoration will increase net liquidation proceeds. The master servicer will be reimbursed out of liquidation proceeds for advances of its own funds as liquidation expenses before any net liquidation proceeds are distributed to certificateholders.

Servicing Compensation and Payment of Expenses

     With respect to each Due Period, the master servicer will receive from interest payments in respect of the mortgage loans, on behalf of itself, a portion of the interest payments as a monthly servicing fee in the amount equal to 0.__% per annum, or the servicing rate, on the principal balance of each mortgage loan as of the first day of each Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the master servicer as additional servicing compensation.

     The master servicer's right to reimbursement for unreimbursed servicing advances is limited to late collections on the related mortgage loan, including liquidation proceeds, insurance proceeds and other amounts as may be collected by the master servicer from the related mortgagor or otherwise relating to the mortgage loan in respect of which unreimbursed amounts are owed. The master servicer's right to reimbursement for unreimbursed monthly advances shall be limited to late collections of interest on any mortgage loan and to liquidation proceeds and insurance proceeds on the related mortgage loan. The master servicer's right to reimbursements is prior to the rights of certificateholders. However, if any servicing advance or monthly advance is determined by the master servicer to be nonrecoverable from these sources, the amount of the nonrecoverable advances may be reimbursed to the master servicer from other amounts on deposit in the collection account.

     Civil Relief Act Interest Shortfalls will not be covered by the certificate insurance policy, although Prepayment Interest Shortfalls, after application of the master servicing fee, will be covered. The master servicer is not obligated to offset any of the master servicing fee against, or to provide any other funds to cover, any shortfalls in interest collections on the mortgage loans that are attributable to the application of the Civil Relief Act ("Civil Relief Act Interest Shortfalls"). See "Risk Factors--Interest Payments on the Mortgage Loans May Be Reduced" in this Prospectus Supplement.

Evidence as to Compliance

     The pooling and servicing agreement provides for delivery on or before [the last day of the fifth month following the end of the master servicer's fiscal year, beginning in 200_,] to the trustee, the seller, the certificate insurer and the rating agencies of an annual statement signed by an officer of the master servicer to the effect that the master servicer has fulfilled its material obligations under the pooling and servicing agreement throughout the preceding fiscal year, except as specified in the statement.


     On or before [the last day of the fifth month] following the end of the master servicer's fiscal year, beginning in 200_, the master servicer will furnish a report prepared by a firm of nationally recognized independent public accountants, who may also render other services to the master servicer or KeyBank, to the trustee, the seller, the certificate insurer and the rating agencies to the effect that the firm has examined the documents and the records relating to servicing of the mortgage loans under the Uniform Single Attestation Program for Mortgage Bankers and the firm's conclusion .


     The master servicer's fiscal year is the calendar year.

Events of Default

     Events of default will consist of:

     (1) (a) any failure of the master servicer to make any required monthly advance or (b) any other failure of the master servicer to deposit in the collection account or distribution account any deposit required to be made under the pooling and servicing agreement, which failure continues unremedied for two business days after the giving of written notice of the failure to the master servicer by the trustee, or to the master servicer and the trustee by the certificate insurer or any certificateholder;

     (2) any failure by the master servicer duly to observe or perform in any material respect any other of its covenants or agreements in the pooling and servicing agreement which, in each case, materially and adversely affects the interests of the certificateholders or the certificate insurer and continues unremedied for [ ] days after the giving of written notice of the failure to the master servicer by the trustee, or to the master servicer and the trustee by the certificate insurer or any certificateholder;

     (3) any failure by the master servicer to make any required servicing advance, which failure continues unremedied for a period of [ ] days after the giving of written notice of the failure to the master servicer by the trustee, or to the master servicer and the trustee by the certificate insurer or any certificateholder; or

     (4) any insolvency event which includes events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the master servicer and actions by the master servicer indicating insolvency, reorganization or inability to pay its obligations.

     Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (1) (a) above, if any monthly advance is not made by [ ] P.M., New York City time, on the second business day following written notice to the master servicer of that event, the trustee will make the monthly advance and either the trustee or a successor master servicer will immediately assume the duties of the master servicer.

     Upon removal or resignation of the master servicer, the trustee will be the successor master servicer. The trustee, as successor master servicer, will be obligated to make monthly advances and servicing advances and other advances unless it determines reasonably and in good faith that the advances would not be recoverable.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (1) above for a period of [ ]business days or referred to under clause (2) above for a period of [ ] business days, shall not constitute an event of default if the delay or failure could not be prevented by the exercise of reasonable diligence by the master servicer and the delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any of these events the master servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the pooling and servicing agreement and the master servicer shall provide the trustee, the certificate insurer and the certificateholders prompt notice of the failure or delay by it, together with a description of its efforts to so perform its obligations.

Rights upon an Event of Default


     So long as an event of default remains unremedied, either (1) the trustee, certificateholders holding certificates evidencing at least 51% of the voting rights in the trust fund, with the consent of the certificate insurer, or (2) the certificate insurer may terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement and in and to the mortgage loans. If either happens, the trustee will succeed to all the responsibilities, duties and liabilities of the master servicer under the pooling and servicing agreement and will be entitled to similar compensation arrangements. In the event that the trustee would be obligated to succeed to all the responsibilities, duties and liabilities of the master servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the pooling and servicing agreement. The appointed servicer must have a net worth of at least [$50,000,000] and must be acceptable to the certificate insurer to act as successor to the master servicer under the pooling and servicing agreement. Pending the appointment, the trustee will be obligated to act in that capacity unless prohibited by law. The successor will be entitled to receive the same compensation that the master servicer would otherwise have received, or lesser compensation as the trustee and the successor may agree. A receiver or conservator for the master servicer may be empowered to prevent the termination and replacement of the master servicer if the only event of default that has occurred is an insolvency event specified in Clause (4) under "-Events of Default."


Amendment


     The pooling and servicing agreement may be amended from time to time by the seller, the master servicer, and the trustee and with the consent of the certificate insurer, but without the consent of the certificateholders, to cure any ambiguity, to correct or supplement any provisions in the agreement which may be inconsistent with any other provisions of the pooling and servicing agreement, to add to the duties of the seller or the master servicer to comply with any requirements imposed by the Internal Revenue Code or any regulation under the Internal Revenue Code, or to add or amend any provisions of the pooling and servicing agreement as required by the rating agencies in order to maintain or improve any rating of the offered certificates; provided that the amendment will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any certificateholder or the certificate insurer; provided, further, that any amendment will not be deemed to materially and adversely affect the certificateholders and no opinion will be required to be delivered if the person requesting the amendment obtains a letter from the rating agencies stating that the amendment would not result in a downgrading of the then current rating of the offered certificates. After obtaining the ratings in effect on the closing date, none of the seller, the trustee, the certificate insurer or the master servicer is obligated to obtain, maintain, or improve any rating or to add any other provisions with respect to matters or questions arising under the pooling and servicing agreement which shall not be inconsistent with the provisions of the pooling and servicing agreement The pooling and servicing agreement may also be amended from time to time by the seller, the master servicer, and the trustee, with the consent of certificateholders evidencing at least 51% of the percentage interests of each class affected and the certificate insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the certificateholders, provided that no amendment will


          o reduce in any manner the amount of, or delay the timing of, collections of payments on the certificates or distributions or payments under the certificate invoice policy which are required to be made on any certificate without the consent of the certificateholder, or

          o reduce the percentage interest required to consent to an amendment, without the consent of the holders of all offered certificates then outstanding.

Termination; Purchase of Mortgage Loans

     The trust fund will terminate on the distribution date following the later of

          o payment in full of all amounts owing to the certificate insurer unless the certificate insurer shall otherwise consent and

          o    the earliest of

               (1) the distribution date on which the aggregate principal balance of the offered certificates has been reduced to zero,

               (2) the final payment or other liquidation of the last mortgage loan in the trust fund,

               (3) the optional purchase by the master servicer of the mortgage loans, as described below and

               (4) the distribution date in [ ] on which date the certificate invoice policy will be available to pay the outstanding aggregate principal balance of the offered certificates.


     Subject to provisions in the pooling and servicing agreement concerning adopting a plan of complete liquidation, the master servicer may, at its option, terminate the pooling and servicing agreement on any date on which the pool principal balance is less than 5% of the sum of the cut-off date pool principal balance by purchasing, on the next succeeding distribution date, all of the outstanding mortgage loans at a price equal to the sum of the outstanding pool principal balance, subject to reduction as provided in the pooling and servicing agreement if the purchase price is based [in part on the appraised value of any REO property included in the trust fund and the appraised value is less than the principal balance of the related mortgage loan, and accrued and unpaid interest thereon at the weighted average of the loan rates through the end of the Due Period preceding the final distribution date together with all amounts due and owing to the certificate insurer.]


     Any purchase shall be accomplished by deposit into the distribution account of the purchase price specified above.

Voting Rights

     Under the pooling and servicing agreement, the voting rights will be allocated to the offered certificates among the classes in proportion to their respective principal balances. Voting rights allocated to a class of certificates will be further allocated among the certificates of that class on the basis of their respective percentage interests. [So long as no insurer default is continuing, the certificate insurer will be entitled to exercise the voting rights of the Class A certificates].

The Trustee

     ________________________________________, has been named trustee in the pooling and servicing agreement.

     The trustee may have normal banking relationships with the seller and the master servicer.

     The trustee may resign at any time, in which event the seller will be obligated to appoint a successor trustee, as approved by the certificate insurer. The seller may also remove the trustee if the trustee ceases to be eligible to continue as the trustee under the pooling and servicing agreement or if the trustee becomes insolvent. Upon becoming aware of these circumstances, the seller will be obligated to appoint a successor trustee, as approved by the certificate insurer. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.


     No holder of a certificate will have any right under the pooling and servicing agreement to institute any proceeding with respect to the pooling and servicing agreement unless the holder previously has given to the trustee written notice of default and unless certificateholders holding certificates evidencing at least 51% of the percentage interests in the trust fund have made written requests upon the trustee to institute a proceeding in its own name as trustee under that agreement and have offered to the trustee reasonable indemnity and the trustee for 60 days has neglected or refused to institute a proceeding. The trustee will be under no obligation to exercise any of the trusts or powers vested in it by the pooling and servicing agreement or to make any investigation of matters arising under that agreement or to institute, conduct or defend any litigation under that agreement or in relation to that agreement at the request, order or direction of any of the certificateholders, unless the certificateholders have offered to the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred.


                                Use of Proceeds

     The net proceeds to be received from the sale of the certificates will be applied by the seller towards general corporate purposes.

                        Federal Income Tax Consequences


     An election will be made to treat the trust fund as a REMIC for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"). In the opinion of tax counsel, the offered certificates will be designated as "regular interests" in the REMIC and the Class R certificates will be designated as the sole class of residual interests in the REMIC. See "Federal Income Tax Consequences--Taxation of the REMIC and its Holders" in the prospectus.

     The offered certificates will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the offered certificates must be reported under an accrual method of accounting.


     The offered certificates may, depending on their issue price, be issued with original issue discount ("OID") for federal income tax purposes. Holders of the certificates issued with OID will be required to include OID in income as it accrues under a constant yield method, in advance of the receipt of cash attributable to the income. The OID regulations do not contain provisions specifically interpreting Code Section 1272(a)(6) which applies to prepayable securities similar to the offered certificates. Until the Treasury Department issues guidance to the contrary, the trustee intends to base its OID computation on Code Section 1272(a)(6) and the OID regulations as described in the prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that the methodology represents the correct manner of calculating OID.

     The yield used to calculate accruals of OID with respect to the offered certificates with OID will be the original yield to maturity of the certificates, determined by assuming that the mortgage loans will prepay in accordance with % of the prepayment assumption. No representation is made as to the actual rate at which the mortgage loans will prepay.

     In the opinion of Tax Counsel, the offered certificates will be treated as regular interests in a REMIC under section 860G of the Code. Accordingly, the offered certificates will be treated as

     o    assets described in section 7701(a)(19)(C) of the Code, and

     o "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, in each case to the extent described in the prospectus.

     Interest on the offered certificates will be treated as interest on obligations secured by mortgages on real property within the meaning of section 856(c)(3)(B) of the Code to the same extent that the offered certificates are treated as real estate assets. See "Federal Income Tax Consequences" in the prospectus.

Backup Withholding


     Certificate owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the offered certificates if the certificate owners, upon issuance, fail to supply the trustee or their broker with their taxpayer identification number, furnish an incorrect taxpayer identification number, fails to report interest, dividends, or other "reportable payments," as defined in the Code, properly, or, in some cases, fails to provide the trustee or their broker with a certified statement, under penalty of perjury, that they are not subject to backup withholding.

     The trustee will be required to report annually to the IRS, and to each offered certificateholder of record, the amount of interest paid, and OID accrued, if any, on the offered certificates, and the amount of interest withheld for Federal income taxes, if any, for each calendar year, except as to exempt holders. Exempt holders typically are holders that are corporations, some tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents. As long as the only "Class A certificateholder" of record is Cede, as nominee for DTC, certificate owners and the IRS will receive tax and other information including the amount of interest paid on the certificates owned from participants and indirect participants rather than from the trustee. The trustee, however, will respond to requests for necessary information to enable participants, indirect participants and other persons to complete their reports. Each non-exempt certificate owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a nonexempt certificate owner fail to provide the required certification, the participants or indirect participants or the paying agent will be required to withhold 31% of the interest and principal otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.


     Any interest paid or OID accrued will be deemed distributed to the affected certificate owner for all purposes of the certificates, the pooling and servicing agreement and the certificate invoice policy.


     Final regulations dealing with withholding tax on income paid to foreign persons, backup withholding and related matters (the "New Withholding Regulations") were issued by the Treasury Department on October 6, 1997. The New Withholding Regulations will be effective for payments made after December 31, 2000, subject to transition rules. We strongly suggest that prospective certificate owners consult their own tax advisors with respect to the New Withholding Regulations.


Federal Income Tax Consequences to Foreign Investors

     The following information describes the United States federal income tax treatment of holders that are not United States persons ("Foreign Investors"). The term "Foreign Investor" means any person other than:

     o    a citizen or resident of the United States,


     o a corporation, partnership or other entity organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury Department regulations,


     o an estate the income of which is includible in gross income for United States federal income tax purposes, regardless of its source,

     o a trust fund if a court within the United States is able to exercise primary supervision over the administration of the trust fund and one or more United States persons have authority to control all substantial decisions of the trust fund, or


     o trusts treated as United States persons before August 20, 1996 that elect to continue to be so treated to the extent provided in regulations.

     The Code and Treasury Department regulations subject interest paid to a Foreign Investor to a withholding tax at a rate of 30%, unless the withholding tax rate were changed by an applicable treaty. The withholding tax, however, is eliminated with respect to some "portfolio debt investments" issued to Foreign Investors. Portfolio debt investments include debt instruments issued in registered form for which the United States payor receives a statement that the beneficial owner of the instrument is a Foreign Investor. The offered certificates will be issued in registered form, therefore if the information required by the Code is furnished as described below and no other exceptions to the withholding tax exemption are applicable, no withholding tax will apply to the offered certificates.


     For the offered certificates to constitute portfolio debt investments exempt from the United States withholding tax, the withholding agent must receive from the certificate owner an executed IRS Form W-8BEN or similar form signed under penalty of perjury by the certificate owner stating that the certificate owner is a foreign investor and providing the certificate owner's name and address. The statement must be received by the withholding agent in the calendar year in which the interest payment is made, or in either of the two preceding calendar years.

     A certificate owner that is a nonresident alien or foreign corporation will not be subject to United States federal income tax on gain realized on the sale, exchange, or redemption of the offered certificate, provided that:

     o the gain is not effectively connected with a trade or business carried on by the certificate owner in the United States,

     o in the case of a certificate owner that is an individual, the certificate owner is not present in the United States for 183 days or more during the taxable year in which the sale, exchange or redemption occurs and

     o in the case of gain representing accrued interest, the conditions described in the immediately preceding paragraph are satisfied.

     In addition, we strongly suggest that prospective certificate owners consult their own tax advisors with respect to the New Withholding Regulations. See "Federal Income Tax Consequences - Backup Withholding".

                                  State Taxes

     The seller makes no representations regarding the tax consequences of purchase, ownership or disposition of the offered certificates under the tax laws of any state. We suggest that investors considering an investment in the certificates consult their own tax advisors regarding these tax consequences.

     We suggest that all investors consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the certificates.

                             ERISA Considerations


     We suggest that any Plan fiduciary which proposes to cause a Plan to acquire any of the offered certificates consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974 and the Code, of the Plan's acquisition and ownership of the certificates. See "ERISA Considerations" in the Prospectus.

     The U.S. Department of Labor has granted to _________________________ the underwriter Prohibited Transaction Exemption _____ (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certificates representing an undivided interest in some asset-backed pass-through trusts, with respect to which _____________ or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and
(2) the servicing, operation and management of asset-backed pass-through trusts, provided that the conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the offered certificates by a Plan, provided that these conditions, some of which are described below, are met.


     Among the conditions which must be satisfied for the Exemption to apply are the following:


          (1) The acquisition of the offered certificates by a Plan is on terms, including the price for the certificates, that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;


          (2) The rights and interests evidenced by the offered certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

          (3) The offered certificates acquired by the Plan have received a rating at the time of the acquisition that is in one of the three highest generic rating categories from S&P, Moody's, DCR or Fitch.

          (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the offered certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the seller in connection with the sale of the mortgage loans to the trust fund represents not more than the fair market value of these mortgage loans; the sum of all payments made to and retained by the master servicer represents not more than reasonable compensation for the master servicer's services under the pooling and servicing agreement and reimbursement of the master servicer's reasonable expenses in connection therewith;

          (5) The trustee is not an affiliate of any underwriter, the seller, the master servicer, the certificate insurer, any borrower whose obligations under one or more mortgage loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any of their respective affiliates; and


          (6) The Plan investing in the offered certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act of 1933.

     The underwriter believes that the Exemption will apply to the acquisition and holding of the offered certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.


     We suggest that any Plan fiduciary considering whether to purchase any offered certificates on behalf of a Plan consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Among other things, before purchasing any offered certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.

                        Legal Investment Considerations

     The offered certificates will constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and are legal investments for entities to the extent provided in SMMEA.

     We suggest that institutions whose investment activities are subject to review by federal or state regulatory authorities consult with their counsel or the applicable authorities to determine whether an investment in the offered certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus.

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, dated ____________________, between the seller and ______________________, the seller has agreed to sell to the underwriter and the underwriter has agreed to purchase from the seller the offered certificates.

     Distributions of the offered certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the seller from the sale of the offered certificates will be approximately $ , plus accrued interest, before deducting expenses payable by the seller, estimated to be $ in the aggregate. In connection with the purchase and sale of the offered certificates, the underwriter may be deemed to have received compensation from the seller in the form of underwriting discounts.

     The seller has been advised by the underwriter that it presently intends to make a market in the offered certificates; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the offered certificates will develop.


     The underwriting agreement provides that the seller will indemnify the underwriter against civil liabilities, including liabilities under the Securities Act of 1933.


                                    Experts

                                 [_____________]


                                 Legal Matters

     Legal matters with respect to the offered certificates will be passed upon for the seller by _____________________, and ___________________, and for
the underwriter by ____________________.

                                    Ratings

     It is a condition to the issuance of the offered certificates that they receive ratings of "AAA" by _______ and "Aaa" by ______.

     A securities rating addresses the likelihood of the receipt by offered certificateholders of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the offered certificates. The ratings on the offered certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that offered certificateholders might realize a lower than anticipated yield.

     The ratings assigned to the offered certificates will depend primarily upon the creditworthiness of the certificate insurer. Any reduction in a rating assigned to the claims-paying ability of the certificate insurer below the ratings initially assigned to the offered certificates may result in a reduction of one or more of the ratings assigned to the offered certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.


                            Index of Defined Terms


Assignment Event..........................................................S-30
Available Funds...........................................................S-35
Belgian Cooperative.......................................................S-28
Cede......................................................................S-29
Certificateholder.........................................................S-25
Class A Certificateholder.................................................S-51
Class A Monthly Principal Distributable Amount............................S-38
Class A Principal Carryover Shortfall.....................................S-38
Class Distribution........................................................S-37
Class Interest Carryover Shortfall........................................S-37
Class Interest Distribution...............................................S-37
Class Monthly Interest Distributable Amount...............................S-37
Civil Relief Act Interest Shortfalls......................................S-46
Clearstream...............................................................S-26
Closing Date...............................................................S-5
Code......................................................................S-49
Cut-Off Date...............................................................S-5
Distributable Excess Spread...............................................S-36
Distribution Date..........................................................S-5
Due Period................................................................S-39
Eligible Account..........................................................S-32
Eligible Investment.......................................................S-32
Eligible Substitute Mortgage Loan.........................................S-31
Euroclear.................................................................S-26
Euroclear Operator........................................................S-26
European Depositaries.....................................................S-26
Exemption.................................................................S-54
Excess Spread.............................................................S-39
Global Securities.........................................................S-58
Insurer Default...........................................................S-36
Mortgage Loans.............................................................S-4
Net Losses................................................................S-14
OID Conditions............................................................S-29
Percentage Interest.......................................................S-26
Related Documents.........................................................S-30
Relevant Depositary.......................................................S-26
Substitution Adjustment...................................................S-31
SMMEA.....................................................................S-55
Terms and Conditions......................................................S-29
U.S. Person...............................................................S-62
Weighted average life.....................................................S-21

                                    Annex I

         Global Clearance, Settlement and Tax Documentation Procedures


     The globally offered [ ] Home Equity Loan Asset-Backed Certificates, Series 200___ (the "Global Securities") usually will be available only in book-entry form. Investors in the Global Securities may hold these Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice, i.e., seven calendar day settlement.


     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificates issues.


     Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear, in those capacities, and as DTC participants.

     Non-U.S. holders, as described below, of Global Securities will be subject to U.S. withholding taxes unless the holders meet requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.


Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. ("Cede") as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold the positions in accounts as DTC participants.

     Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior Mortgage Pass-Through Certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants.

     Secondary market trading between DTC participants will be settled using the procedures applicable to prior mortgage pass-through certificates issues in same-day funds.

     Trading between Clearstream and/or Euroclear Participants.

     Secondary market trading between Clearstream participants or Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC seller and Clearstream or Euroclear purchaser.


     When Global Securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct the respective depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The securities credit will appear the next day, European time, and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.


     Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending Global Securities to the respective European depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participants a cross-market transaction will settle no differently than a trade between two DTC participants.

     Trading between Clearstream or Euroclear Seller and DTC Purchaser.


     Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. In these cases Clearstream or Euroclear will instruct the respective depositary, as appropriate, to deliver the Global Securities to the DTC participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in the accrual period and a year assumed to consist of 360 days or a 360-day year of 12 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.


     Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:


     (a) borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;


     (b) borrowing the Global Securities in the U.S. from a DTC participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

     (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

U.S. Federal Income Tax Documentation Requirements


     A beneficial owner of Global Securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that applies to payments of interest, including original issue discount, on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:


     Exemption for non-U.S. Persons (Form W-8 or Form W-8BEN).

     Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status) or Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8 changes, a new Form W-8 or W-8BEN must be filed within 30 days of the change. After December 31, 2000, only Form W-8BEN will be acceptable.

     Exemption for non-U.S. Persons with effectively connected income (Form 4224 or Form W-8ECI).

     A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001 or Form W-8BEN).

     Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate) or Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If Form 1001 is provided and if the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owners or his agent. After December 31, 2000, only Form W-8BEN will be acceptable.

     Exemption for U.S. Persons (Form W-9).

     U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure.


     The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds, the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8, Form 1001 and Form 4224 are effective until December 31, 2000. Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.


         The term "U.S. Person" means

          o    (i) a citizen or resident of the United States,


          o (ii) a corporation or partnership organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury Department regulations,


          o (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source,

          o (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust.


          o some trusts treated as United States persons before August 20, 1996 that elect to continue to be so treated to the extent provided in regulations.


          This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. We suggest that investors consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                                [ ] Home Equity
                              Loan Trust 200_-_,
                                   as Issuer

                                $_________________



                   $ _________ Class A-1 _____% Certificates
                   $ _________ Class A-2 _____% Certificates
                   $ _________ Class A-3 _____% Certificates
                   $ _________ Class A-4 _____% Certificates
                   $ _________ Class A-5 _____% Certificates



                               Home Equity Loan
                           Asset-Backed Certificates
                                 Series 200_-_


                         KeyBank National Association,
                                   as seller


                                 [           ]
                              as master servicer

     Until [date], all dealers selling the offered certificates will deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters of the offered certificates and with respect to their unsold allotments or subscriptions.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the offered certificates in any state where the offer is not permitted.

     We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.


                            PROSPECTUS SUPPLEMENT
                                ________, 200_

------------------------------------------------------------------------------



                                  Underwriter

                                                              [ALTERNATE PAGE]


The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




Prospectus Supplement dated___________________
To Prospectus dated _____________

                          $___________ (approximate)
                      [ ] Home Equity Loan Trust 200_-_,
                                   as Issuer

           Home Equity Loan Asset-Backed Certificates, Series 200_-_

     [                   ]                     KeyBank National Association
       as master servicer                                as seller

The certificates represent obligations
of the trust only and do not represent
an interest in or obligation of KeyBank
National Association, the trustee or
any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.



                    The trust:

               o    will issue [5] classes of senior certificates

               o    will issue a single residual certificate

               o    will make a REMIC election for federal income tax purposes


                    The  certificates:

               o represent the entire beneficial interest in a trust, whose assets are a pool of closed-end fixed rate first and second lien mortgage loans

               o    currently have no trading market

               o    are not guaranteed


                    Credit enhancement:

               o will be provided in the form of [overcollateralization] and an irrevocable and unconditional certificate guaranty insurance policy issued by [certificate insurer].


Review the information in "Risk Factors" on page S-9 and on page 2 in the prospectus.

o For complete information about the Class A Certificates, read both this prospectus supplement and the prospectus.

o [____________], the underwriter, will buy the Class A Certificates from KeyBank National Association at a price equal to ________ of their face value. The underwriter will sell the Class A Certificates from time to time in negotiated transactions.

     This Prospectus Supplement and the Prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp. Company and an affiliate of the seller, in connection with offers and sales related to market making transactions in the securities in which it acts as principal and/or agent. Sales will be made at prices related to the prevailing prices at the time of sale.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense

                                 [Underwriter]

         ___________, 200_

                                                              [ALTERNATE PAGE]

                             Plan of Distribution

     This prospectus supplement and the prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp Company and an affiliate of the seller ("McDonald"), or its successors, in connection with offers and sales related to market-making transactions in the certificates in which McDonald acts as principal. McDonald may also act as agent in these transactions. Sales will be made at prices related to prevailing prices at the time of sale. Any obligations of McDonald are the sole obligations of McDonald and do not create any obligations on the part of any affiliate of McDonald.







The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION, DATED MAY 11, 2000


Prospectus supplement dated ________ __, ____
To prospectus dated _________ __, ____


                                 $___________
                      [ ] Home Equity Loan Trust ____-_,

                                   as Issuer

           Home Equity Loan Asset-Backed Certificates, Series ____-_

[                        ]                   KeyBank National Association
     as master servicer                               as seller


----------------------------------------
The certificates represent obligations
of the trust only and do not represent
an interest in or obligation of KeyBank
National Association, the trustee or any of their affiliates.

This prospectus supplement may be used
to offer and sell the certificates only
if accompanied by the prospectus.
----------------------------------------

                                   The certificates:

                                   o    represent the entire beneficial
                                        interest in a trust, whose assets are
                                        a pool of

                                        o    home equity revolving credit
                                             line loans secured primarily by
                                             [second liens] on residential
                                             properties that are primarily
                                             one- to four-family properties,
                                             and

                                        o    home improvement installment
                                             sales contracts and installment
                                             loan agreements.

                                   o    currently have no trading market

                                   Credit enhancement

                                   o    [Letter of Credit] [Surety Bond]



Review the information in "Risk Factors" on page S-10 of this prospectus supplement and on page 2 in the prospectus.


Neither the SEC or any state securities commission has approved or disapproved of these certificates or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                 [Underwriter]

____________, 200_

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the offered certificates in any state where the offer is not permitted.

     We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the offered certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling offered certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                                                         Page

                             Prospectus Supplement

Summary...................................................................S-3
Risk Factors.............................................................S-10
The [Letter of Credit] [Surety Bond] Issuer..............................S-12
The Home Equity Line of Credit Lending Program...........................S-12
The Master Servicer......................................................S-12
The HELOCS...............................................................S-18
Prepayment and Yield Considerations......................................S-20
Description of the Certificates..........................................S-21
Use of Proceeds..........................................................S-34
Legal Investment Considerations..........................................S-34
Federal Income Tax Consequences..........................................S-35
ERISA Considerations.....................................................S-35
Underwriting.............................................................S-36
Legal Matters............................................................S-37
Rating...................................................................S-37

                                  Prospectus

Risk Factors...............................................................  2
Description of the Securities..............................................  5
The Trusts.................................................................  9
Enhancements............................................................... 20
Servicing of Loans......................................................... 23
The Agreements............................................................. 32
Legal Aspects of Loans..................................................... 43
The Seller................................................................. 56
Use of Proceeds............................................................ 56
Federal Income Tax Consequences............................................ 56
State Tax Considerations................................................... 89
ERISA Considerations....................................................... 90
Legal Investment........................................................... 95
Ratings.................................................................... 95
Plan of Distribution....................................................... 95
Legal Matters.............................................................. 96
Available Information...................................................... 96
Incorporation of Documents by Reference.................................... 96

                                    Summary

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, read carefully this entire document and the accompanying prospectus.

     This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.


           Home Equity Loan Asset-Backed Certificates, Series 200_-_

---------------------------------------------------------------------------------------------
                                                  Initial Class           Last Scheduled
Offered Certificates      Certificate Rate      Principal Balance        Distribution Date
--------------------      ----------------      -----------------        -----------------
---------------------------------------------------------------------------------------------
Class A-1                         %               $                              -
---------------------------------------------------------------------------------------------
Class A-2                         %               $                              -
---------------------------------------------------------------------------------------------
Class A-3                         %               $                              -
---------------------------------------------------------------------------------------------
Class A-4                         %               $                              -
---------------------------------------------------------------------------------------------
Class A-5                         %               $                              -
---------------------------------------------------------------------------------------------
Non-offered Certificates
------------------------
---------------------------------------------------------------------------------------------
Class R                          N/A                         $0                  -
---------------------------------------------------------------------------------------------

     All balances are subject to a variance of 5%.



The Trust

     [ ] Home Equity Loan Trust ____-_ will be formed on _________ __, ____ by KeyBank National Association, [servicer] and [trustee]. KeyBank National Association [the transferor] will sell the mortgage loans to the trust. [Trustee] will act as trustee for the benefit of the securityholders.

Certificates Offered

     On the closing date, __________ __, ____, the trust will issue the certificates. Each certificate represents an undivided interest in the trust. KeyBank National Association will hold the remaining undivided interest in the trust not represented by the certificates.

     The certificates will be offered for purchase in denominations of [$1,000] and in integral multiples of [$1,000].

Registration of Certificates


     We will issue the offered certificates in book-entry form. You will hold your interests through a depository. While the certificates are book-entry they will be registered in the name of the depository. The situations when definitive certificates will replace the book-entry certificates are described in this prospectus supplement.


Trust Property

     The trust property is held by the trustee for the benefit of the certificateholders. The trust property includes:

     o a pool of home equity loans, the "mortgage loans," which are secured primarily by [second liens] on primarily one- to four-family residential properties.

     o payments on the mortgage loans received on and after [the cut-off date].

     o any additions to the loan balances on the mortgage loans during the life of the trust. The mortgage loans arise under home equity lines of credit, or "HELOCs". Principal amounts may be drawn down by the borrower under the HELOC from time to time, subject to the borrower's credit limit. The draws are funded by the [bank][servicer][transferor]. A borrower may repay principal at any time.

     o    the [deed of trust] [mortgage] related to each mortgage loan.

     o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure.

     o    the benefits of the [Letter of Credit][Surety Bond].

     o rights of the transferor under any hazard insurance policies covering the mortgaged properties.

The Mortgage Loans

     On [the closing date], the trust will acquire the pool of mortgage loans. The information below is based on the pool as it existed on [the cut-off date] of $__________. The mortgage loans have the following characteristics as of [the cut-off date]:

     o    number of mortgage loans:

     o    aggregate principal balance: $

     o mortgaged property location: __states other than __% of mortgaged properties located in [state], no state represents more than ___% of the mortgage loans, by loan balance


     o maximum combined loan to value ratio at origination, based on credit limit: ____%

     o    approximate weighted average combined loan-to-value ratio: ____%

     o    approximate combined loan-to-value ratio range: ____% to ____%


     o    loan balance range: $____ to $____________


     o    approximate credit limit range $___________ to $__________


     o    mortgage loan origination range from __________ to __________, ____


     o    approximate weighted average loan utilization rate: ___%


     o    average loan balance: $____________

     o    maximum principal balance: $_________

     o    interest rates range: ____% to ____%


     o    approximate weighted average interest rate: ____%

     o approximate weighted average remaining term to stated maturity, based on principal balance: ____ months


     o    term to stated maturity range: __ months to __ months

     o    last maturity date:

     o    average credit limit: $_________

     o [use and type of each mortgaged property: ____% owner occupied; ____% second vacation home;]

     o    [____% first priority and ____% second priority lien]


     We refer you to "The Home Equity Lending Program"; and "THE HELOCS"; in this prospectus supplement and "Legal Aspects of Loans--Applicability of Usury Laws" in the prospectus.

Interest on the Mortgage Loans


     Interest on each mortgage loan is payable monthly and computed on the average daily outstanding loan balance for each billing cycle at a variable rate per annum, subject to minimum and maximum rates, including applicable usury limitations, equal to the sum of


     (1)  the [index], and

     (2)  a margin, currently __%.

     Principal amounts may be drawn down by the borrower under the HELOC from time to time, subject to the borrower's credit limit. A borrower may repay principal at any time.

     We refer you to "The Home Equity Lending Program--HELOC Terms" in this prospectus supplement and "Legal Aspects of Loans-Applicability of Usury Laws" in the prospectus.

Servicer

     The servicer of the mortgage loans will be [ ].

     We refer you to "The Master Servicer."

Servicing

     The servicer will be responsible for servicing, managing and making collections on the mortgage loans. The servicer will receive a monthly servicing fee equal to, on an annualized basis, __% of the pool balance. The servicer will also be entitled to other amounts as servicing compensation from the trust.

     We refer you to "Description of the Certificates--Distributions on the Certificates"; and "The Master Servicer--Servicing Compensation and Payment of Expenses."


     In some cases, the servicer may resign or be removed, in which event either the trustee or a third-party servicer will be appointed as successor servicer.


     We refer you to "Servicing of Loans-- Termination and Liability of the Servicer" and "The Agreements--Events of Default; Rights Upon Events of Default" in the Prospectus.

Collections

     The servicer will allocate collections received on the trust property as either interest collections or principal collections. These collections will then be allocated in accordance with the interests of the certificateholders, based on the investor interest, and the interests of the transferor based on the transferor interest.


     We refer you to "Description of the Certificates--Payments on Mortgage Loans; Deposits to Collection Account" in this prospectus supplement and "Servicing of Loans--Deposits to and Withdrawals from the Collection Account" in the prospectus.


Distribution of Certificateholders

     You are entitled to receive monthly payments of interest at the certificate rate, and monthly payments of principal during the amortization period. These payments will be funded from a percentage of the payments received with respect to the mortgage loans and possibly from draws on the [letter of credit] [surety bond.]

     The distribution date will be the ____ day of each month, or if the ____ day is not a business day the next business day, starting with __________ __, ____.

     We refer you to "Description of the Certificates" in this prospectus supplement and "Description of the Securities" in the prospectus.

     Payments to you of principal will be based on the investor interest in the trust. The investor interest is the aggregate undivided interest in the trust represented by the certificates and will initially represent $___________ of principal. The investor interest will decline as principal is paid to the certificateholders during the amortization period, except as described in this prospectus supplement. The transferor will hold the transferor interest which represents the remaining undivided interest in the trust not represented by the certificates.

     On the ______ business day, but no later than the ______ calendar day, of each month, the servicer will calculate, and instruct the trustee regarding, the amounts to be paid to you.

     The pool balance is the aggregate amount of the loan balances for the mortgage loans, including the additional balances. The pool balance will fluctuate from day to day because the amount of draws by borrowers and the amount of principal payments by borrowers will usually differ on each day. Because the transferor interest represents the interest in the trust not represented by the certificates, the amount of the transferor interest will fluctuate from day to day as draws are made and principal is paid under the mortgage loans.

     [The interest in the loan balances represented by the certificates will never exceed the aggregate certificate principal balance. If, for example, draws by borrowers under the HELOCs causes the aggregate loan balance held by the trust to exceed the aggregate certificate balance, the excess will be part of the transferor interest.]

Interest


     Interest will be distributed monthly on the distribution date, starting on __________ __, ____. Interest will accrue during the period starting on the preceding distribution date, or in the case of the first distribution date, from the closing date, through the day preceding the current distribution date on the basis of the [actual number of days in the interest period and a 360-day year].

     Interest payments will be funded from the portion of the interest collections collected during the immediately preceding calendar month, or, in the case of the initial distribution date, the period from _____________, ___ through the last day of the calendar month immediately preceding that distribution date, allocable to the investor interest and, if necessary from draws on the [Letter of Credit] [Surety Bond].


     We refer you to "Description of the Securities" and "Risk
     Factors--Enhancement May Be Insufficient to Cover Losses" in the prospectus.

Payments of Principal; Revolving Period

     You will not be entitled to receive payments of principal during the revolving period. The revolving period is expected to last from the closing date through __________ __, ____. The revolving period will terminate earlier if an early amortization event occurs. In order to maintain the certificate principal balance at $__________ during the revolving period, principal collections allocable to the investor interest will be paid to the transferor rather than the certificateholders. During the revolving period the certificateholders will maintain the same investor interest in the trust. Unless earlier terminated by the occurrence of an early amortization event, the revolving period will end on ___________.

     We refer you to "Description of the Certificates."

Principal Payments; Amortization Period

     During the amortization period the principal collections allocated to the investor interest will be paid to you and will no longer be paid to the transferor. The amortization period will begin __________ __, ____ or, if prior to that date an early amortization event occurs, ____________. The amortization period will end when the certificate principal balance has been reduced to zero or when the trust terminates. The distributions of principal collections will be made monthly on each distribution date starting on the distribution date in the month following the month in which the amortization period commences.

     Payments to you of principal will be based on the investor interest in the trust. The investor interest is the aggregate undivided interest in the trust represented by the certificates and will initially represent $___________ of principal. The investor interest will decline as principal is paid to the certificateholders during the amortization period, except as described in the prospectus supplement.

     We refer you to "Description of the Certificates--Early Amortization Events" for a discussion of the events which might lead to the early commencement of the amortization period.

     On each distribution date you will be entitled to receive an amount equal to the investor percentage multiplied by the principal collections received during the preceding calendar month. On the last day of the revolving period, the trustee will determine the investor percentage. The investor percentage will equal the principal balance of the certificates divided by the balance of the pool of mortgage loans.

     Allocations based upon the investor percentage during the amortization period may result in distributions of principal in amounts that are greater relative to the declining balance of the certificate principal balance than would be the case if a fixed investor percentage were not used to determine the percentage of principal collections distributed in respect of the investor interest.

     We refer you to "Description of the Certificates--Payments on Mortgage Loans; Deposits to Collection Account."

[Letter of Credit] [Surety Bond]

     On [the closing date], [issuer] will issue a [letter of credit] [surety bond]. If available amounts on deposit in the collection account on any distribution date are insufficient to provide for the payment of the amount required to be distributed to you and the servicer, the trustee will draw on the [letter of credit] [surety bond], to the extent of the [letter of credit] [surety bond] amount for that distribution date. Any amounts remaining in the collection account with respect to the preceding collection period, after all other distributions have been made, will be distributed to the [letter of credit] [surety bond] issuer.


     We refer you to "The [Letter of Credit] [Surety] Bond Issuer"; "Description of The Certificates--The [Letter of Credit] [Surety Bond]"; "--Distributions on the Certificates" in this prospectus supplement and "Risk Factors--Enhancement May Be Insufficient to Cover Losses" and "Enhancement" in the prospectus.


[Letter of Credit] [Surety Bond] Amount

     The amount available under the [letter of credit] [surety bond] for the first distribution date will be $__________.

     For each distribution date after the first distribution date, the amount will equal the lesser of a percentage of the pool balance and an amount based on amounts drawn under the [letter of credit] [surety bond] and amounts paid to the issuer of the [letter of credit] [surety bond].

Final Payment of Principal; Termination

     The trust will terminate on the distribution date following the earlier of:

     (1) the reduction of the certificate principal balance to zero and after which there is no unreimbursed certificate principal balance loss deduction amount; and

     (2) the final payment or other liquidation of the last mortgage loan and private security in the trust.

     On any distribution date when the certificate principal balance is less than or equal to $________ ([5]% of the initial certificate principal balance) the investor interest will be subject to optional retransfer to the transferor. The retransfer price will be equal to the sum of the outstanding certificate principal balance and accrued and unpaid interest thereon at the certificate rate through the day preceding the final distribution date.


     We refer you to "Description of the Certificates--Optional Termination" in this prospectus supplement and "The Agreements--Termination" in the prospectus.

Federal Income Tax Consequences


     [Tax Counsel] is of the opinion that, the certificates are debt of the transferor for federal income tax purposes. The transferor will treat the certificates as indebtedness for federal, state and local income and franchise tax purposes.


     Tax counsel is also of the opinion that the Trust will not be characterized as an association, a publicly traded partnership taxable as a corporation or a taxable mortgage pool.


     We refer you to "Federal Income Tax Considerations" in the prospectus for additional information concerning the application of Federal income tax laws.]

ERISA Considerations


     [We suggest that a fiduciary of any employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or the IRS carefully review with its legal advisors whether the purchase or holding of certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.]

     [The certificates may not be transferred to a fiduciary of any employee benefit plan subject to ERISA or Section 4975 of the Code.]


     We refer you to "ERISA Considerations" in the prospectus and in this prospectus supplement.

Certificate Rating

     Before the certificates can be issued, the trust must obtain a rating on the certificates of:

         [Rating][Rating Agency]

     The ratings address credit risk. When evaluating credit risk, the rating agencies look at the likelihood of whether or not you will receive your interest and principal payments. Credit risk does not relate to the likelihood of prepayments on the mortgage loans. Prepayments affect the timing of your payments, so that your actual return could differ substantially from your anticipated return on your investment.

     We refer you to "Rating" and "Risk Factors--Rating of the Securities Does Not Assure Payment" in the prospectus.

                                 Risk Factors

[Servicer's Ability to Change the Terms of the HELOCs May Affect Payments on the HELOCs.

     The servicer may, subject to limitations, with the trustee's consent, permit an increase in the credit limit under a HELOC.

     The servicer may agree to other changes in the terms of a loan agreement, provided that the changes do not materially adversely affect the interest of the certificateholders, and

     o    are consistent with prudent business practice,

     o are also being applied to the comparable segment of home equity credit lines being held for the servicer's own account, and

     o do not change the terms of the HELOC so as to change the terms for the amortization of principal. The servicer may also extend the period during which draws under the HELOCs may be made.

     In addition, there can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the loan agreements.

     These modifications could result in changes to the payments on the mortgage loans and corresponding changes in amounts available to make payments to you. The rate and timing of payments, prepayments or delinquencies could increase or decrease.]

[Delinquent Mortgage Loans Included in Trust Property May be More Likely to Default than Non-Delinquent Mortgage Loans.


     The trust will include mortgage loans which are ___ days or fewer delinquent. As of the cut-off date, the aggregate loan balance of the delinquent mortgage loan was $__________. [In addition, the mortgage loans in all likelihood include obligations of borrowers who are or are about to become bankrupt or insolvent.] If there are not sufficient funds from interest collections allocated to the investor interest to cover the [liquidation loss amount] for any collection period and the [letter of credit] [surety bond] amount has been reduced to zero, the certificate principal balance will be reduced which, unless otherwise later reimbursed, would result in a reduction in the aggregate amount of principal returned to the certificateholders and in the amount of interest collections allocable to the investor interest and available to provide protection against defaults in subsequent collection periods.]


[Recharacterization of Certificates by IRS Could Result in Tax Liability.

     In the opinion of special tax counsel to the transferor, the certificates are properly characterized as debt of the transferor for federal income tax purposes. If the IRS were to contend successfully that the certificates were not debt obligations of the transferor for federal income tax purposes, the arrangement among the transferor and the certificateholders might be classified for federal income tax purposes as either a partnership or an association taxable as a corporation that owns the mortgage loans. Any tax liability associated with any recharacterization will be an obligation of the trust and will reduce the amount of money available to pay you and may result in a loss to you. We refer you to "Federal Income Tax Considerations" in the prospectus.]

Consequences of Owning Book-Entry Certificates

     Limit on Liquidity of Certificates.

     Issuance of the certificates in book-entry form may reduce the liquidity of the certificates in the secondary trading market since investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Limit on Ability to Transfer or Pledge.

     Since transactions in the certificates can be effected only through DTC, Clearstream, Euroclear, participating organizations, indirect participants and some banks, your ability to pledge your certificate to persons or entities that do not participate in the DTC, Clearstream or Euroclear system or otherwise to take actions in respect of the certificates, may be limited due to lack of a physical certificate representing the certificates.

     Delays in Distributions.


     As a beneficial owner, you may experience some delay in your receipt of distributions of interest on and principal of your certificates since the distributions will be forwarded by the trustee to DTC and DTC will credit the distributions to the accounts of its participants which will then credit them to the accounts of the beneficial owners either directly or indirectly through indirect participants.


     We refer you to "Description of the Certificates--Registration of Certificates."


                  The [Letter of Credit] [Surety Bond] Issuer


                       [Description of LC/Surety Issuer]

     The following information with respect to _________ ______________ ("___________") has been furnished by _________.


                The Home Equity Line of Credit Lending Program

General

     The mortgage loans were originated by ___________________ , the transferor, under its home equity lending program. The transferor has offered variable-rate home equity revolving credit lines since ____________. As of _____________, _____, the transferor's portfolio owned approximately $__________ million aggregate principal amount of outstanding loans originated in the State of ____________ under home equity credit lines.

                              The Master Servicer

     [The servicer is a ___________ which is wholly owned by _____________.

     The servicer conducts a general banking business throughout the _________, and, with its subsidiaries, offers a broad array of commercial and retail loan and deposit products and services, mortgage banking and brokerage and investment services. At _________, the servicer had total assets of approximately $________ billion and total deposits of approximately $_________ billion.

     The principal executive offices of the servicer are located at _________________________ ________ (telephone (___-___-_____)).]

Credit and Underwriting Guidelines

     The following is a description of the underwriting guidelines customarily employed by ________ with respect to mortgage loans which it purchases or originates.

     [            ]

Servicing and Collection Procedures

     The following is a description of the servicing policies and procedures customarily and currently employed by ___________ with respect to the portion of its mortgage loan portfolio which it services.

     [            ]


Servicing of HELOCS


     [Centralized controls and standards have been established by the servicer for the servicing and collection of home equity lines of credit. Servicing includes, but is not limited to, post-origination loan processing, customer service, remittance processing, collections and liquidations. The collection process is initiated ten days after the payment due date with the computer generation of a late notice. To make payment arrangements, a collector attempts to contact the borrower when the home equity line of credit is 15 to 30 days past due.

     During the period when an account is 45 to 60 days past due, a credit bureau report is obtained, homeowner's insurance is verified, the status of senior mortgages and property taxes is checked and a title search and "drive-by" appraisal are ordered.

     If arrangements have not been made to cure the delinquency within 61 days of the line becoming past due, drawing privileges are cancelled. The line is referred to outside counsel and is placed on a "non-accrual" status after 90 days of delinquency. All legal expenses are assessed to the account and become the responsibility of the borrower. When it is determined by the servicer that there is no possibility of recovery from the mortgaged property or from other leviable assets or wage attachments, the line is charged-off.

     Reinstatement arrangements can be made up until the point of sale. Any foreclosures initiated on a junior mortgage are subject to the senior mortgage or mortgages and any outstanding property taxes. If the servicer purchases the property through the foreclosure action, the account is transferred to the servicer's REO department which is maintained at __________________. The REO department is responsible for maintaining and marketing the property.

     The servicer may not foreclose on the property securing a junior mortgage loan unless the servicer forecloses subject to any senior mortgages, in which case the servicer may pay the entire amount due on the senior mortgage to the senior mortgagees at or prior to the foreclosure sale. If a senior mortgage is in default after the servicer has initiated its foreclosure action, the servicer may advance funds to keep senior mortgages current until the servicer satisfies the senior mortgages. In the event that foreclosure proceedings have been instituted on a senior mortgage prior to the initiation of the servicer's foreclosure action, the servicer may either satisfy the senior mortgage at the time of the foreclosure sale or take other action to protect the trust's interest in the related property.]

     See "Servicing of Loans" in the prospectus for additional information regarding the servicer's servicing of the mortgage loans in accordance with the pooling and servicing agreement.

Delinquency and Loss Experience of the Servicer's Portfolio


     The following tables set forth the delinquency and loss experience for each of the periods shown for the servicer's portfolio of home equity lines of credit. [The loss and delinquency as percentages of aggregate principal balance of the loans for each period may be higher than those shown if a group of the loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] The table does not show periods of delinquency after 90 days because after that time, a loan is placed into one of for categories: foreclosure, work-out, bankruptcy or sale. [The loss and delinquency as a percentage of mortgage loans serviced for each period could be higher than those shown if a group of mortgage loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] [Champion: The trend from 1996 through 1999 of slowly increasing delinquencies can be attributed to the seasoning of the loans. However, the temporary uncharacteristic increase in delinquencies in 1997 was due specifically to two related factors. Due to the dramatic increases in the portfolio during 1997, the size of the collection department was increased, resulting in less seasoned collection personnel. This took place during the period that Champion was in the process of being acquired by KeyCorp. Accordingly, during this transition, the training of the new staff and collection efforts were not as efficient as during other periods.] [KeyBank: Although, the loss experience of KeyBank has been stable for the periods shown, the delinquency experience has been inconsistent. Delinquencies increased in 1998 because of a reorganization of the collections department, and as indicated by the 1999 figures, the new collection department has effected improvements in collecting delinquent loans.]


     The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the HELOCs will be similar to that set forth below.

                         [Champion Mortgage Co., Inc.]
                            [Delinquency Experience
                            (Dollars in thousands)

                                                              Year Ending September 30,
                                    ----------------------------------------------------------------------------
                                          1996                1997                 1998                1999
                                          ----                ----                 ----                ----
Number of Loans.............                  9,058              14,327              19,565               25,244
Dollar Amount of
   Loans....................        $       526,816     $       866,673     $     1,309,172      $     1,827,491
Delinquency Period
   30-59 days
      % of number of
           loans............                  1.30%               2.14%               1.43%                1.58%
      % of dollar
           amount of loans..                  1.17%               2.16%               1.24%                1.17%
  60-89 days
      % of number of
           loans............                  0.15%               0.34%               0.27%                0.42%
      % of dollar
          amount of loans...                  0.14%               0.35%               0.25%                0.38%
  90 days and over*
     % of number of
         loans..............                  0.69%               1.20%               0.82%                1.22%
      % of dollar
          amount of loans...                  0.81%               1.27%               0.72%                1.03%
Loans in Foreclosure
   % of number of
         loans..............                  0.62%               0.51%               0.60%                0.61%
   % of dollar amount
         of loans...........                  0.76%               0.60%               0.56%                0.71%
Total*
   % of number of
       loans................                  2.14%               3.68%               3.32%                4.08%
   % of dollar amount
       of loans.............                  2.12%               3.78%               2.97%                3.52%

---------
*Includes loans in foreclosure and real estate owned.


                                Loss Experience
                            (Dollars in thousands)

                                                               Year Ending September 30,
                                       -------------------------------------------------------------------------
                                             1996               1997                1998               1999
                                             ----               ----                ----               ----
Average Dollar
   Amount of Loans
   Outstanding During
   Period.......................       $        367,584   $        702,555    $      1,103,510   $     1,616,324
Net Losses......................       $             39   $            488    $          1,142   $         2,317
Net Losses as a
   Percentage of
   Average Amount
   Outstanding..................                   0.01%             0.07%               0.11%              0.14%

---------
"Net Losses" means gross losses minus recoveries.






                        [KeyBank National Association]
                            [Delinquency Experience
                            (Dollars in thousands)

                                                                                  Nine Months
                                        Year Ending December 31,              Ending September 30,
                                        ------------------------              --------------------
                                         1997             1998               1998             1999
                                         ----             ----               ----             ----
Number of Loans................            228,837        220,017            224,088           219,784
Dollar Amount of
   Loans.......................      $   5,519,071  $   5,412,379      $   5,508,729     $   5,685,658
Delinquency Period
   30-59 days
       % of dollar
          amount of loans......               0.73%          0.81%              0.65%             0.65%
   60-89 days
      % of dollar
         amount of loans.......               0.23%          0.30%              0.22%             0.18%
   90+ days*
      % of dollar
         amount of loans.......               0.34%          0.36%              0.31%             0.30%
Total*
   % of dollar amount
           of loans............               1.30%          1.47%              1.18%             1.13%

------------
*Includes loans in foreclosure and real estate owned.


                                Loss Experience
                            (Dollars in thousands)

                                                                                       Nine Months
                                          Year Ending December 31,                 Ending September 30,
                                          -----------------------                  --------------------
                                     1997            1998            1998                  1999
                                     ----            ----            ----                  ----
Dollar
   Amount of Loans
   Outstanding At
   End Of Period.........      $   5,519,071     $  5,412,379   $ 5,508,729          $    5,685,658
Net Losses...............      $       6,623     $      5,954   $      6,060         $        6,823
Percentage of
   Dollar Amount of Loans               0.12%            0.11%          0.11%                  0.12%

------------
"Net Losses" means gross losses minus recoveries.


Servicing Compensation and Payment of Expenses


     The servicing compensation to be paid to the servicer for its servicing activities with respect to the mortgage loans are payable out of interest payments on each mortgage loan or from amounts drawn on the [Letter of Credit] [Surety Bond]. The servicing fee rate will be equal to ____% per annum of the pool balance of the mortgage loans. The investor percentage of the servicing fee will be paid as described under "Description of the Certificates--Distribution on the Certificates--Distribution of Interest Collections and Required Amounts". The servicer is also entitled to receive, as additional servicing compensation, all late payment charges and other fees and charges, to the extent collected from borrowers.


     [The servicer will pay some of the ongoing expenses associated with the trust in connection with its responsibilities under the pooling and servicing agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the certificate registrar and any paying agent.] In addition, the servicer will be entitled to reimbursement for expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, the right of reimbursement being prior to the rights of certificateholders to receive any related liquidation proceeds.

                                  The HELOCS

     The trust will be formed in accordance with the laws of the State of [New York]. The transferor will transfer the mortgage loans to the trust, without recourse, in exchange for the certificates and a transferor certificate representing the transferor's interest in the trust. The property of the trust will consist of

     o    the mortgage loans,

     o    all proceeds of the mortgage loans,

     o all monies on deposit in the collection account and the certificate account,

     o the mortgages on the properties securing the mortgage loans, including any properties acquired by foreclosure or deed in lieu of foreclosure,

     o    the benefits of the [Letter of Credit] [Surety Bond], and

     o the proceeds on any insurance policies covering the mortgage loans or mortgaged properties or any obligors on the mortgages.


     [The transferor will be required to transfer Eligible Additional Mortgage Loans, to the extent available, to the trust, in order to avoid the occurrence of any Early Amortization Event resulting from a decline in the transferor's interest, and otherwise may be allowed to transfer Eligible Additional Mortgage Loans to the trust from time to time. See "Description of the Certificates--Transfers of Eligible Additional Mortgage Loans to the Trust".] In addition, subject to the limitations and conditions specified in the pooling and servicing agreement, the transferor may cause the retransfer from the trust to it of mortgage loans. See "Description of the Certificates--Optional Retransfers of Mortgage Loans to the Transferor".

     The mortgage loans transferred to the trust are evidenced by credit line loan agreements secured by [deeds of trust] [mortgages] which are primarily second [deeds of trust] [mortgages] on mortgaged properties. Approximately ____% of the mortgaged property are located in _____________ and approximately
____% of the mortgaged property are located in other states, with no single state accounting for more than ____% of the cut-off date pool balance[, and represent substantially all of the home equity credit lines originated by the transferor which meet the criteria specified in the pooling and servicing agreement and described below]. Because the mortgage loans include the loans generated under substantially all of the HELOCs and because the loan balances will include all amounts payable by borrowers under the HELOCs, some of the mortgage loans will be generated under recently solicited, unseasoned HELOCs [and the pool of mortgage loans will include delinquent mortgage loans and may include obligations of borrowers who are or are about to become bankrupt or insolvent]. Many of the mortgage loans are less than the credit limit under the corresponding HELOC. Additional balances on the mortgage loans will be property of the trust and will increase the pool balance. The amount of the [Letter of Credit] [Surety Bond] was determined taking into account, among other considerations, the nature of the HELOCs and the mortgage loans.

     Each mortgage loan included in the mortgage loan pool was generated under a HELOC that, as of the cut-off date, was an Eligible HELOC. An "Eligible HELOC" is defined in the pooling and servicing agreement as any home equity credit line that: [selection criteria of HELOCs to be added]. Each HELOC was originated between __________ and the cut-off date [in the ordinary course of the transferor's home equity revolving credit program]. With exceptions deemed appropriate by the [transferor] as to individual HELOCs, the [transferor's] usual policy was to require that the combined loan-to-value ratio under the HELOC at the origination not exceed 80% of the market value of the mortgaged property, based upon an appraisal or the tax assessed value of the mortgaged property at the time the HELOC was originated, as described under "The Home Equity Lending Program". Substantially all of the mortgage properties were one- to four-family residential properties. As of the cut-off date, the weighted average loan utilization rate was approximately _____%.

     On the closing date, no more than 5% of the loans, by aggregate principal balance as of the cut-off date, will have characteristics that deviate from the description of the loans in this prospectus supplement. Set forth below is a description of additional characteristics of the HELOCs as of the cut-off date:


                             [TABULAR INFORMATION]


     No assurance can be given that the values of the mortgaged properties as of the dates of origination of the related HELOCs have remained or will remain constant or have not declined. If the residential real estate market generally or the residential real estate market in ________________ should experience an overall decline in property values so that the outstanding loan balances under the HELOCs, together with any senior financing on the mortgaged properties, equal or exceed the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those currently experienced in the mortgage lending industry in general. For information concerning possible declines in value of the mortgaged properties, see "Risk Factors--Decrease in Value of Mortgaged Property Would Disproportionately Affect Junior Lienholders" in the prospectus. In addition, adverse economic conditions, which may or may not affect real property values, may affect the timely payment by borrowers of scheduled payments under the mortgage loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage loan pool. To the extent that these losses are not covered by draws on the [Letter of Credit] [Surety Bond], they will be borne by holders of the certificates.

     The descriptions in this prospectus supplement of the mortgage loan pool and the mortgaged properties are based upon the mortgage loan pool as it is expected to be constituted as of the close of business on the cut-off date, as adjusted for the scheduled principal and interest payments due on or before that date. Prior to the issuance of the certificates, mortgage loans may be removed from the mortgage loan pool as a result of prepayments, delinquencies, incomplete documentation, or otherwise if the transferor deems the removal necessary or desirable. A limited number of other mortgage loans may be included in the mortgage loan pool prior to the issuance of the certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage loan pool as described in this prospectus supplement. The transferor believes that the information set forth in this prospectus supplement will be representative of the characteristics of the mortgage loan pool as it will be constituted at the time the certificates are issued, although the range of loan rates and maturities and other characteristics of the mortgage loans in the mortgage loan pool may vary.


                      Prepayment and Yield Considerations


     The pooling and servicing agreement provides that the certificateholders will not receive payments of principal until the distribution date on ___________ -- i.e., the first distribution date after the first Collection Period following the end of the revolving period -- or, if earlier, the distribution date in the month after the first Collection Period of an Early Amortization Event. During the Amortization Period, certificateholders will be entitled to receive on each distribution date the investor percentage of the principal collections received in the preceding Collection Period until the certificate principal balance is reduced to zero. Allocations of principal collections based on the investor percentage, which is fixed for the amortization period to equal the percentage derived from dividing the Certificate Principal Balance by the pool balance, in each case at the end of the revolving period, may result in distributions of principal to the certificateholders greater than those that would result from distributions of principal based upon the proportion that the declining Certificate Principal Balance bears to the pool balance. [The pooling and servicing agreement permits the transferor, at its option, but subject to the satisfaction of the conditions specified in the pooling and servicing agreement, including the conditions described here, to remove mortgage loans from the trust at any time during the life of the trust, including the Amortization Period, so long as the pool balance after the removal is not less than the pool balance at the closing date. The transferor may also add Eligible Additional Mortgage Loans to the trust. Removals and additions may affect the rate at which principal is distributed to certificateholders. See "Description of the Certificates--Transfers of Eligible Additional Mortgage Loans to the Trust" and "--Optional Retransfers of Mortgage Loans to the Transferor."]


     [All] of the mortgage loans may be prepaid without penalty in full or in part at any time. The prepayment experience with respect to the mortgage loans will affect the life of the certificates.


     The rate of prepayment on the mortgage loans cannot be predicted. Home equity credit lines like the mortgage loans have been originated in significant volume only during the past few years and the transferor is not aware of any publicly available studies or statistics on the rate of prepayment of those loans. Home equity credit lines usually are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, if the mortgage loans amortize as described in this prospectus supplement, then absent voluntary borrower prepayments the rates of principal payment could be slower than, or similar to, those of traditional full-amortizing first mortgages. The prepayment experience of the trust with respect to the mortgage loans may be affected by a wide variety of factors, including general economic conditions, economic conditions in _____________, prevailing interest rate levels, the availability of alternative financing and homeowner mobility, the frequency and amount of any future draws on the HELOCs and changes affecting the deductibility for federal income tax purposes of interest payments on home equity credit lines. Substantially all of the mortgage loans contain "due-on-sale" provisions, and the servicer intends to enforce those provisions, unless enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related mortgage loan. See "Legal Aspects of Loans--Due-on-Sale Clauses In Mortgage Loans" in the prospectus. The yield to an investor who purchases the certificates in the secondary market at a price other than par will vary from the anticipated yield if the actual rate of prepayment on the mortgage loans is different than the rate anticipated by the investor at the time the certificates were purchased.


     Collections on the mortgage loans may vary because, among other things, borrowers may make payments during any month as low as the minimum monthly payment for that month or as high as the entire principal outstanding balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make scheduled payments. Collections on the mortgage loans may vary due to seasonal purchasing and payment habits of borrowers. Because the mortgage loans have a variable interest rate and a fixed payment, changes in underlying interest rates will vary the allocation of payments between interest and principal.

     No assurance can be given as to the level of prepayments that will be experienced by the trust and it can be expected that a portion of borrowers will not prepay their mortgage loans to any significant degree. See "Description of the Securities--Weighted Average Life of the Securities" in the prospectus.

                        Description of the Certificates


     The certificates will be issued in accordance with the pooling and servicing agreement. The form of this agreement has been filed as an exhibit to the registration statement of which this prospectus supplement and the prospectus is a part. The following summaries describe all of the material provisions of the pooling and servicing agreement.


General

     The certificates will be issued in denominations of [$1,000] and in integral multiples of [$1,000] and will evidence specified undivided interests in the trust. [Physical certificates, if issued, will be transferable and exchangeable at the corporate trust office of the trustee, which will initially act as certificate registrar. See "--Registration of Certificates" below. No service charge will be made for any registration of exchange or transfer of certificates, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.]


     The outstanding principal amount of the certificates (the "Certificate Principal Balance") will be equal to the initial principal amount of the certificates, minus the amount of principal payments paid to the certificateholders, and minus the amount of any Certificate Loss Amounts which have not been reimbursed. See "--Distributions on the Certificates" below. Each certificate represents the right to receive payments of interest at the certificate rate and payments of principal during the amortization period funded from interest collections and principal collections, respectively, allocated to the investor interest and draws on the [Letter of Credit] [Surety Bonds].

     The transferor will own the interest not represented by the certificates. The transferor interest will represent an undivided interest in the trust, including the right to receive the transferor percentage of interest collections and principal collections. The initial amount of the transferor interest was determined, among other factors, to be able to absorb reductions in the aggregate amount of loan balances in the trust without causing an Early Amortization Event, which would result in the early commencement of the amortization period. There can be no assurance that the transferor interest will be sufficient for this purpose.

     During the revolving period, the Certificate Principal Balance usually will remain constant. See "--Distributions on the Certificates" below. The pool balance, however, will vary each day as principal is paid on the mortgage loans, liquidation losses are incurred, additional balances are drawn down by borrowers under the HELOCs, mortgage loans are retransferred to the transferor or Eligible Additional Mortgage Loans are transferred to the trust. Consequently, the amount of the transferor interest will fluctuate each day to reflect the changes in the pool balance. During the amortization period, the certificate principal balance will decline as the investor percentage of principal collections is distributed to the certificateholders.


Assignment of Mortgage Loans

     At the time of issuance of the certificates, the transferor will transfer to the trust all of its right, title and interest in and to each mortgage loan, including any additional balances arising in the future conveyed by it to the trust. The transferor will also transfer all principal including net liquidation proceeds, interest received on or with respect to each mortgage loan subsequent to the closing date but not including amounts received in respect of taxes, insurance premiums, assessments and similar items, as provided in the pooling and servicing agreement. Investor percentage of interest collections on the mortgage loans during the period from the cut-off date to the second business day preceding the closing date, but not in excess of the amount needed to distribute the required interest to certificateholders on the first distribution date and to pay the investor percentage of the servicing fee. The trustee, concurrently with this transfer, will deliver the certificates and the transferor interest to the transferor. Each HELOC under which a mortgage loan assigned to the trust was generated will be identified in a schedule appearing as an exhibit to the pooling and servicing agreement.


     The transferor will deliver the mortgage files containing, among other things, the loan agreement, the mortgage note and the mortgage relating to each mortgage loan to the trustee. The trustee or a custodian on its behalf will review each mortgage file within ___ days of receipt. If any document is found not to have been executed or received or to be unrelated to the mortgage loan or to have not been recorded as required by the pooling and servicing agreement, the trustee or custodian on its behalf will notify the transferor. The transferor shall have a period of ____ days after the notice to correct or cure the defect. If the defect cannot be cured within the specified period, the transferor will be obligated to accept the retransfer of the mortgage loan from the trust. Upon this retransfer, the loan balance of the mortgage loan will be deducted from the pool balance, thus reducing the amount of the transferor interest by the same amount. If the deduction would cause the transferor interest to become less than zero, the transferor will be obligated to make a deposit in the collection account in the amount ("Retransfer Deposit Amount") by which the Transferor Interest is less than zero. Notwithstanding the foregoing, however, no retransfer shall be considered to have occurred unless the deposit is actually made. The obligation of the transferor to accept a retransfer of a defective mortgage loan and, if applicable, pay the Retransfer Deposit Amount, is the sole remedy regarding any defects in the mortgage files available to the trustee or the certificateholders.


     The transferor will make representations and warranties as to the accuracy in all material respects of the information furnished to the trustee with respect to each mortgage loan on the schedule of mortgage loans appearing as an exhibit to the pooling and servicing agreement. In addition, the transferor will represent and warrant that, among other things:
    [
     o    each mortgage loan has been generated under an eligible HELOC;


     o at the time of transfer to the trust, the transferor has transferred all of the transferor's right, title and interest in each mortgage loan, free of any lien, subject to exceptions;


     o each mortgage loan was generated under a HELOC that complied, at the time of origination, in all material respects with applicable state and federal laws; and


     o as of the date of origination of the related HELOC, the related mortgaged property was covered by hazard insurance in the amount at least equal to the lesser of (a) the maximum insurable value of the improvements thereon and (b) the combined credit limit under the HELOC and the unpaid principal balance of any senior mortgage loan].


     Upon discovery of a breach of any of the above representations and warranties which materially and adversely affect the interests of the trust, the certificateholders or the [Letter of Credit] [Surety Bond] issuer in the related mortgage loan, the transferor will have a period of ____ days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the specified period, the transferor will be obligated to accept a retransfer of the mortgage loan from the trust. The same procedure and limitations that are set forth in the preceding paragraph for the retransfer of a mortgage loan respecting which there is a defect in the mortgage file will apply to the retransfer of a mortgage loan that is required to be retransferred because of a breach of a representation or warranty in the pooling and servicing agreement that materially and adversely affects the interests of the certificateholders.

     Any mortgage loan required to be retransferred to the transferor as described in the preceding two paragraphs is referred to as a "defective mortgage loan".

     The transferor may, but is not obligated to, retransfer a defective mortgage loan to the trust within ____ days of the transfer of the defective mortgage loan to the transferor if all defects in respect of the defective mortgage loan have been cured and the defective mortgage loan satisfies the applicable representations and warranties in the pooling and servicing agreement at the time of retransfer to the trust.

[Transfers of Eligible Additional Mortgage Loans to the Trust

     If, for each of [five] consecutive business days during the revolving period, the transferor interest for each day is less than [10]% of the pool balance, then not later than the first business day of the calendar month beginning at least ten business days after the fifth business day, the transferor will be obligated to transfer to the trust, Eligible Additional Mortgage Loans. The transferor is only obligated to transfer Eligible Additional Mortgage Loans to the extent available in the [transferor's] portfolio, which may be generated under home equity credit lines in any billing cycle, so that, after giving effect to the transfer, the transferor interest will equal at least 10% of the pool balance on that date. An Eligible Additional Mortgage Loan is a home equity loan that was originated under a HELOC that, as of the notice date by the transferor to the trustee, the servicer and the [Letter of Credit] [Surety Bond] issuer of its transfer to the trust. The Eligible Additional Mortgage Loan is an Eligible HELOC and that, as of the notice date, complies with the representations and warranties described under "Assignment of Mortgage Loans" above. The transferor must satisfy the following conditions, among others, in order to transfer Eligible Additional Mortgage Loans to the trust:

     o the pool balance, after giving effect to the transfer, will not exceed $___________;


     o the mortgage files for the Eligible Additional Mortgage Loans shall have been delivered to the trustee or a custodian on its behalf; and


     o the transferor shall have given notice of the proposed transfer to the rating agency and the rating agency has not notified the transferor in writing prior to the transfer date that the transfer will result in a reduction or withdrawal of its then-current rating for the certificates.

     [In addition, the transferor may, at its election, transfer Eligible Additional Mortgage Loans subject to satisfaction of the conditions described above.]

[Optional Retransfers of Mortgage Loans to the Transferor

     Subject to the conditions specified in the pooling and servicing agreement, the transferor may, at its option, require the retransfer of one or more mortgage loans which may have been generated under a HELOC in any billing cycle from the trust to it on the last day of any Collection Period. The pool balance after giving effect to the retransfer must not be less than the pool balance on the closing date. The retransfer will be required to satisfy the following conditions, among others:

     o no Early Amortization Event shall have occurred, and the transferor shall reasonably believe that the retransfer will not cause an Early Amortization Event to occur;

     o as of the fifth business day prior to the proposed transfer, not more than 10%, based on the pool balance, of the mortgage loans after giving effect to the proposed transfer are delinquent more than 30 days and the weighted average delinquency of all of the mortgage loans before and after giving effect to the proposed transfer is not more than 60 days;

     o the transferor shall have represented that no selection procedures reasonably believed by the transferor to be adverse to the interests of the certificateholders or the [Letter of Credit] [Surety Bond] issuer were used to select the mortgage loans to be removed;


     o the transferor shall have received evidence satisfactory to it that the reassignment will not, as of the date of reassignment, prevent the transfer of the mortgage loans, including any additional balances, to the trust from being recognized as a sale under generally accepted accounting principles and shall have received no evidence that the reassignment will, as of the date of reassignment, prevent the transfer from being recognized as a sale for regulatory purposes; and


     o each rating agency shall have been notified of the proposed retransfer and prior to the date of retransfer has not notified the transferor in writing that the retransfer would result in a reduction or withdrawal of its then-current rating of the certificates.]

Payments on Mortgage Loans; Deposits to Collection Account

     The servicer will follow the collection procedures with respect to the mortgage loans as it follows from time to time with respect to mortgage loans in its servicing portfolio comparable to the mortgage loans. See "Servicing of Loans--Collection Procedures; Escrow Accounts" in the prospectus.


     The servicer will establish and maintain a separate collection account in the name of the trustee for the benefit of the certificateholders and the [Letter of Credit] [Surety Bond] issuer. See "Servicing of Loans--Deposits to and Withdrawals from the Collection Account" in the prospectus. [The collection account will be established initially with the trust department of the trustee.] Funds in the collection account may be invested in Eligible Investments typically maturing not later than the business day preceding the next distribution date. Eligible Investments consist of investments acceptable to each rating agency for a structured transaction having the rating initially assigned to the certificates. All net income and gain realized from these investments will be paid to the servicer.


     [Investor Percentage and Transferor Percentage.

     In accordance with the pooling and servicing agreement, the servicer will allocate between the investor interest and the transferor interest all amounts including any net liquidation proceeds collected under the mortgage loans on account of principal and the liquidation loss amount of the unrecovered loan balance of any defaulted mortgage loan at the end of the Collection Period in which the defaulted mortgage loan became a loan. A "defaulted mortgage loan" is a mortgage loan that has been written off as uncollectible by the servicer. The Collection Period for a distribution date is the calendar month preceding that distribution date or, in the case of the first distribution date, the period from the cut-off date through the last day of the calendar month preceding the month in which that distribution date occurs. The servicer will make each allocation by reference to the investor percentage and the transferor percentage applicable in each case during a collection period.

     For convenience, this prospectus supplement refers to the investor percentage with respect to interest collections, principal collections and liquidation loss amounts as if the investor percentage were the same percentage at all times in each case. The investor percentage may be a different percentage for each collection period, and will vary primarily as a result of changes in the pool balance.

     The investor percentage will be calculated as follows:

          Interest Collections and Liquidation Loss Amounts.


               When used with respect to interest collections and Liquidation Loss Amounts at any time, and principal collections during the revolving period, investor percentage means the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balance and the denominator of which is the pool balance, in each case as of the end of the immediately preceding collection period, or, in the case of the first collection period, as of the closing date.


               When used with respect to principal collections during the amortization period, investor percentage means the percentage equivalent of a fraction the numerator of which is the amount of the Certificate Principal Balance and the denominator of which is the pool balance, in each case as of the end of the revolving period.

               The transferor percentage will, in all cases, be equal to 100% minus the applicable investor percentage.


     As a result of the calculation described above, interest collections in each collection period will be allocated to the certificateholders based on the relationship of the Certificate Principal Balance to the pool balance, which may fluctuate from month to month. During the amortization period the amount of principal collections allocated to the investor interest will be determined by reference to a fixed percentage which will be equal to the investor percentage with respect to principal collections on the last day of the revolving period.


     Deposits in the Collection Account and Payments to the Transferor.

     On the closing date, the servicer will deposit in the collection account funds in the amount of the investor percentage of interest collections on the mortgage loans received during the period from the cut-off date to the second business day preceding the closing date, but not in excess of the amount needed to distribute the required interest on the certificates and the investor percentage of the servicing fee to be distributed on the initial distribution date. On and after the closing date, the servicer will, subject to the following paragraph, deposit on a daily basis within two business days following receipt of:

     o the investor percentage of interest collections during each collection period in the revolving period and

     o the investor percentage of all interest collections and principal collections during each collection period in the amortization period.

     The servicer will pay to the transferor within two business days of its receipt

     o during each collection period in the revolving period, the transferor percentage of all interest collections and, if the transferor interest after giving effect to any transfers of additional balances or Eligible Additional Mortgage Loans to the trust on that day is equal to or greater than zero, the transferor percentage of all principal collections and the investor percentage of all principal collections and

     o during each collection period in the amortization period, the transferor percentage of interest collections and, if the transferor interest, after giving effect to any transfers of additional balances or Eligible Additional Mortgage Loans to the trust on that day, is greater than zero, the transferor percentage of all principal collections.]

     The trustee will establish and maintain a separate distribution account. On the business day preceding each distribution date the servicer will transfer amounts in the collection account for distribution to certificateholders to the distribution account.

     The trustee will deposit in the distribution account any amounts drawn on the [Letter of Credit] [Surety Bond] as described below.

     Any unallocated principal collections will be deposited and retained in the collection account for payment to the transferor, during the revolving period, if and when the transferor interest is greater than zero and, during the amortization period, to the certificateholder.

Distributions on the Certificates


     Beginning with the distribution date occurring on ____________, distributions on the certificates will be made by the trustee out of amounts on deposit in the distribution account on each distribution date to the persons in whose names the certificates are registered at the close of business on the [day prior to each Distribution Date] (the "Record Date"), except as provided in "Registration of Certificates" below. The term "distribution date" means the ___ day of each month, or if that day is not a business day the next succeeding business day. Distributions will be made:


     o in immediately available funds to holders of offered certificates, the aggregate principal balance of which is at least $______________, by wire transfer or to the account of the certificate holder at a domestic bank or other entity having appropriate facilities, if the certificateholder has notified the trustee in accordance with the pooling and servicing agreement, or

     o by check mailed to the address of the person entitled as it appears on the certificate register maintained by the trustee as certificate registrar.

     As described in this prospectus supplement, the distribution amount is calculated on the ______ business day, but no later than the _____ calendar day of the month in which the related distribution date occurs (the "Determination Date"). However, the final distribution in respect of the certificates will be made only upon presentation and surrender of the certificates at the office or the agency of the trustee specified in the notice to certificateholders of the final distribution.

     Distributions of Interest Collections and Required Amounts.

     On each distribution date, the trustee, will pay the following amounts in the following order of priority to the following persons from the investor interest of all interest collections collected during the related collection period, together with the insured amounts, if any, drawn on the [Letter of Credit] [Surety Bond] for that distribution date.

     (1) [to the certificateholders, interest at the certificate rate for the interest period preceding the distribution date on the certificate principal balance outstanding immediately prior to the distribution date;

     (2) to the certificateholders, any interest on the certificates accrued in accordance with clause (1) that has not been previously distributed to certificateholders plus, to the extent legally permissible, interest thereon at the certificate rate applicable from time to time (an "Unpaid Interest
          Shortfall");

     (3) to the servicer, the investor percentage of the servicing fee for the related interest period and all the accrued and unpaid fees for previous interest periods;

     (4) if the distribution date is in the revolving period, to the transferor, the investor percentage of the aggregate of all Liquidation Loss Amounts incurred in the preceding collection period; provided that the transferor interest, after giving effect to any transfers of additional balances and Eligible Additional Mortgage Loans on that date and to the distribution of the Liquidation Loss Amount is equal to or greater than zero;

     (5) if the distribution date is in the amortization period, to the certificateholders, the investor percentage of the aggregate of all Liquidation Loss Amounts incurred in the preceding collection period;

     (6) to the certificateholders, the aggregate of the amounts allocable in clause (5) that were not previously distributed in that clause (each, a "Certificate Loss Amount"); and


     (7) to the certificateholder, accrued and unpaid interest on each unreimbursed Certificate Loss Amount -- the interest being calculated at the certificate rate for each interest period during which the unreimbursed amount was outstanding.]


     Any amounts remaining in the collection account collected during or with respect to the preceding collection period, after all other distributions have been made, will be distributed to the [Letter of Credit] [Surety Bond] issuer.


     A Certificate Loss Amount represents a loss of principal in respect of defaulted mortgage loans allocable to the investor interest and will arise when the investor percentage of interest collections and the insured amounts are not sufficient to cover that loss, in accordance with the priority of distributions described above. As described under "General" above, any Certificate Loss Amounts which have not been reimbursed will reduce the certificate principal balance.


     The insured amount for each distribution date will be the lesser of

     o    the [Letter of Credit] [Surety Bond] Amount and

     o the amount, if any, by which (a) the full amount distributable on the distribution date in clauses (1) through (7) above exceeds (b) the investor percentage of the interest collections for the related collection period. The insured amounts will be drawn on the [Letter of Credit] [Surety Bond].

     Distributions of Principal.


     On each distribution date after the first collection period in the amortization period, the trustee will distribute to the certificateholders the investor percentage of principal collections received in the preceding collection period. In addition, the trustee will distribute to the certificateholders on any distribution date during the amortization period any retransfer deposit amount, or draws on the [Letter of Credit] [Surety Bond], received in the preceding collection period and any unallocated principal collections then on deposit in the distribution amount. The aggregate distributions of principal to the certificateholders will not exceed the initial Certificate Principal Balance.


     [Calculation of Certificate Rate.


     With respect to the initial distribution date, the certificate rate will be as set forth on page S-3. After that date, on each distribution date, the certificate rate will be equal to LIBOR as of the second London Business Day prior to the immediately preceding Distribution Date plus 0.___% per annum. However, if the certificate rate calculated as described in the preceding sentence for any distribution date is greater than the weighted average of the net loan rates for the mortgage loans for the preceding collection period, the certificate rate for that distribution date will be equal to the weighted average of the net loan rates. The net loan rate for a mortgage loan is its loan rate less the servicing fee rate. Interest payable on any distribution date will accrue on the certificates from the preceding distribution date, or, in the case of the first distribution date, from the closing date, through the day preceding that distribution date (an "interest period"). All calculations of interest accrued on the certificates will be made on the basis of the actual number of days in an interest period and a year assumed to consist of 360 days.


     The term "Certificate Principal Balance" means (1) the original principal amount of the certificates less (2) all amounts previously distributed to certificateholders under "--Distributions of Principal" above, less (3) the aggregate of all unreimbursed Certificate Loss Amounts.

     Calculation of LIBOR.


     "LIBOR" with respect to any Distribution Date will be determined by the trustee and will be equal to the offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the second London Business Day prior to the previous distribution date, which appear on the Reuters Screen LIBO Page as of approximately 11:00 A.M., London Time, on the date of calculation. If at least two offered rates appear on the Reuters Screen LIBO Page, LIBOR will be the arithmetic mean, rounded upwards, if necessary, to the nearest one-sixteenth of a percent, of the offered rates. If fewer than two quotations appear, LIBOR with respect to that distribution date will be determined at approximately 11:00 A.M., London time, on the determination date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the trustee and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in that market at that time. The trustee will request the principal London office of each of those banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR will be the arithmetic mean, rounded upwards, if necessary, to the nearest one-sixteenth of a percent, of the quotations. If fewer than two quotations are provided, LIBOR with respect to that distribution date will be the arithmetic mean, rounded upwards as described above, of the rates quoted at approximately 11:00 A.M., New York City time, on the determination date by three major banks in New York, New York selected by the trustee for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and is representative for a single transaction in that market at that time; provided, however, that if the banks selected by the transferor are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.]

     For purposes of calculating LIBOR, a "London Business Day" will be any business day on which dealings in deposits in United States dollars are transacted in the London interbank market and "Reuters Screen LIBO Page" will be the display designated as page "LIBO" on the Reuters Monitor Money Rates Service, or another page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.


The [Letter of Credit] [Surety Bond]

     On the closing date, the [letter of credit] [surety bond] issuer will issue the [letter of credit] [surety bond] in favor of the trustee on behalf of the trust to support payments on the certificates. On each Determination Date, the servicer will determine the amounts required to be drawn on the [letter of credit] [surety bond], up to the [letter of credit] [surety bond] amount, on the related distribution date. On each distribution date, any amounts remaining in the collection account with respect to the preceding collection period, after all other distributions have been made as described above, will be distributed to the [letter of credit] [surety bond] issuer. See "Distributions on Certificates" above.


     The amount available under the [letter of credit] [surety bond] amount for the initial distribution date will be $ _______ . For each distribution date after that date, the [letter of credit] [surety bond] amount will equal the lesser of (i) __% of the pool balance as of the first day of the preceding collection period, after giving effect to any amounts distributed with respect to principal of the mortgage loans on the distribution date occurring in the preceding collection period, and (ii) the [letter of credit] [surety bond] amount as of the first day of the preceding collection period, minus any amounts drawn under the [letter of credit] [surety bond] during the preceding collection period, plus any amounts paid to the [letter of credit] [surety bond] issuer on the distribution date occurring in the preceding collection period up to the amount of any previous draws on the [letter of credit] [surety bond].


Early Amortization Events


     As described above, the revolving period will continue until the close of business on the last day of __________ unless an Early Amortization Event occurs prior to that day. The term "Early Amortization Event" refers to any of the following events:


     [(a) failure on the part of the servicer or the transferor:

          (1) to make any payment or deposit on the date required under the pooling and servicing agreement within five business days after the payment or deposit is required to be made;


          (2) to observe or perform in any material respect particular covenants of the servicer or the transferor; or


          (3) to observe or perform in any material respect any other covenants or agreements of the servicer or the transferor set forth in the pooling and servicing agreement, which failure, in each case, materially and adversely affects the interests of the certificateholders and which, in the case of clause (3), continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the certificateholders for that period;


     (b) any representation or warranty made by the servicer or the transferor in the pooling and servicing agreement proves to have been incorrect in any material respect when made, as a result of which the interests of the certificateholders are materially and adversely affected, which continues to be incorrect in any material respect for a period of 60 days after written notice and which continues to materially and adversely affect the interests of the certificateholders for that period; provided, however, that an Early Amortization Event shall not be deemed to occur if the transferor has accepted retransfer of the related mortgage loan or all the mortgage loans, if applicable, during this period, or a longer period, not to exceed an additional 60 days, as the trustee may specify, in accordance with the provisions of the pooling and servicing agreement;

     (c) the trust becomes subject to registration as an investment company under the Investment Company Act of 1940;


     (d) if the transferor fails to transfer to the trust Eligible Additional Mortgage Loans by the time it is required to do so;

     (e) an event of default under the trust agreement (as described in the prospectus under "The Agreements--Events of Default") occurs;

     (f) the [letter of credit] [surety bond] amount is less than [ ]% of the certificate principal balance; or

     (g) if the average of the investor percentage of interest collections for any three consecutive collection periods is less than the amounts to be distributed to certificateholders as set forth in subsections (1) through (7) under "Distributions on the Certificates--Distributions of Interest Collections and Required Amounts" above for the three distribution dates relating to the collection periods.]


     [In the case of any event described in clauses (a) or (b), an Early Amortization Event will be deemed to have occurred only if, after the expiration of the applicable grace period, if any, described in the clauses, either the trustee or holders of certificates evidencing percentage interests aggregating more than 51% or the [letter of credit] [surety bond] issuer, but only if the [letter of credit] [surety bond] is outstanding or the [letter of credit] [surety bond] issuer has not been fully reimbursed for all amounts paid to the trust by the [letter of credit] [surety bond] issuer), by written notice to the transferor and the servicer, and to the trustee if given by the certificateholders or the [letter of credit] [surety bond] issuer, declare that an Early Amortization Event has occurred as of the date of the notice. In the case of any event described in clauses (c), (d), (e) or (f), an Early Amortization Event will be deemed to have occurred without any notice or other action on the part of the trustee or the certificateholders or the [letter of credit] [surety bond] Issuer immediately upon the occurrence of the event. On the date on which an Early Amortization Event is deemed to have occurred, the amortization period will commence and distributions of principal to the certificateholders will begin on the first distribution date following the month in which the Early Amortization Date occurs. If, because of the occurrence of an Early Amortization Event, the amortization period begins earlier than ____________, the date on which the amortization period is scheduled to commence, certificateholders will begin receiving distributions of principal earlier than they would otherwise have under the pooling and servicing agreement, which may shorten the final maturity of the certificates.]


Optional Termination

     The transferor may effect a retransfer of the certificateholders' interest in each mortgage loan, and all property acquired in respect of any mortgage loan, remaining in the trust for an amount equal to the sum of the certificate principal balance plus accrued and unpaid interest thereon at the applicable certificate rate through the day preceding the final distribution date if the Certificate Principal Balance immediately prior to the final distribution date is less than or equal to [ ]% of the original Certificate Principal Balance. The purchase price will be distributed to the certificateholders in lieu of the amount that would otherwise be distributed if the options were not exercised, which will be applied as provided in the pooling and servicing agreement.

[Registration of Certificates


     The certificates will initially be registered in the name of Cede & Co., the nominee of DTC. DTC is a limited- purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered in accordance with the provisions of
Section 17A of the Exchange Act. DTC accepts securities for deposit from its participating organizations and facilitates the clearance and settlement of securities transactions between participants in the securities through electronic book-entry changes in accounts of participants, eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system is also available to others including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Certificate owners who are not participants but desire to purchase, sell or otherwise transfer ownership of the certificates may do so only through participants, unless and until physical certificates are issued. In addition, certificate owners will receive all distributions of principal of and interest on the certificates from the trustee through participants. Certificate owners will not receive or be entitled to receive certificates representing their respective interests in the certificates, except in the situations described below.


     Unless and until physical certificates are issued, it is anticipated that the only certificateholder of the certificates will be Cede & Co., as nominee of DTC, certificate owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate owners are only permitted to exercise the rights of certificateholders indirectly through participants.


     While the certificates are outstanding except in the situations described below, under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the certificates and is required to receive and transmit distributions of principal of and interest on the certificates. Participants with whom certificate owners have accounts with respect to certificates are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective certificate owners. Accordingly, although certificate owners will not possess certificates, the rules provide a mechanism by which certificate owners will receive distributions and will be able to transfer their interests.


     Unless and until physical certificates are issued, certificate owners who are not participants may transfer ownership of certificates only through participants by instructing them to transfer certificates, by book-entry transfer, through DTC for the account of the purchasers of the certificates, which account is maintained with their respective participants. Under the DTC system and in accordance with DTC's normal procedures, transfers of ownership of certificates will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing certificate owners.

     Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a certificateholder to pledge certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of the certificates, may be limited due to the lack of a physical certificate for the certificates.

     Physical certificates will be issued in registered form to certificate owners, or their nominees, rather than to DTC, only if:

     o DTC or the servicer advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the certificates and the servicer or the trustee is unable to locate a qualified successor,

     o the servicer, at its sole option, advises the trustee in writing that it elects to terminate the book-entry system through DTC, or


     o after the occurrence of an Event of Servicing Termination, DTC, at the direction of certificate owners owning certificates evidencing percentage interests aggregating at lease 51%, advises the trustee in writing that the continuation of a book-entry system through DTC or a successor to DTC to the exclusion of any physical certificates being issued to certificate owners is no longer in the best interests of certificate owners.

Upon the issuance of physical certificates to certificate owners, the certificates will be transferable directly, and not exclusively on a book-entry basis, and registered holders will deal directly with the trustee with respect to transfers, notices and distributions. If physical certificates are issued, the Record Date may be changed to the last day of the month immediately preceding the related distribution date.


     DTC has advised the servicer and the trustee that, unless and until physical certificates are issued, DTC will take any action permitted to be taken by a certificateholder under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the certificates are credited. DTC has advised the servicer that DTC will take action with respect to any percentage interests of the certificates only at the direction of and on behalf of the participants with respect to the percentage interests of the certificates. DTC may take actions, at the direction of the related participants, with respect to some certificates which conflict with actions taken with respect to other certificates.]

                                Use of Proceeds

     The net proceeds to be received from the sale of the certificates will be applied by the transferor towards the purchase of the mortgage loans. The mortgage loans will have been acquired by the transferor in privately negotiated transactions.

                        Legal Investment Considerations

     [Although, as a condition to their issuance, the certificates will be rated in the [highest] rating category of the rating agency, the certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because most of the mortgages securing the mortgage loans are not first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the certificates, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "Legal Investment" in the prospectus.]

                        Federal Income Tax Consequences

     In the opinion of [ _____________________ ], special tax counsel to the trust, for federal income tax purposes, the certificates will be treated as debt and the trust will not be characterized as an association, a publicly traded partnership taxable as a corporation, or a taxable mortgage pool. The trust and each certificateholder will agree to treat the certificates as indebtedness for federal income tax purposes. Alternative characterizations of the trust and the certificates are possible, and we suggest that prospective investors consult their tax advisors regarding the federal income tax consequences of any possible alternative characterization. Based on their anticipated offering prices, it is expected that the certificates will not be issued with original issue discount ("OID"). The prepayment assumption to be used for calculating the accrual of OID and market discount and amortization of bond premium will be [ ]. For additional information regarding federal income tax consequences, see "Federal Income Tax Consequences" in the prospectus.

                             ERISA Considerations


     Section 406 of the Employee Retirement Income Security Act of 1974 and
Section 4975 of the Internal Revenue Code (the "Code") prohibit a pension, profit sharing or other employee benefit or other plan, including an individual retirement account or a Keogh plan, that is subject to Title I of ERISA or to Section 4975 of the Code from engaging in some transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan. Some governmental plans, although not subject to ERISA or the Code, are subject to federal, state or locals laws ("Similar Law") that impose similar requirements (the plans subject to ERISA, Section 4975, or Similar Law referred to as "Plans"). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code or under Similar Law for these persons.


     ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan.

     Transactions involving the trust might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquires an "equity interest" in the trust and none of the exceptions contained in the Plan Assets Regulation is applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. It is expected that the certificates will be considered equity interests in the trust for purposes of the Plan Assets Regulation, and that the assets of the trust may therefore constitute plan assets if certificates are acquired by Plans. It is not expected that the certificates will constitute "publicly-offered securities" and the trustee will not monitor ownership of the certificates to ensure that ownership by benefit plan investors is not significant.

     [Furthermore, the trust does not contain only assets to which the Exemption, described in the prospectus, applies.

     As a result, certificates shall not be transferred and the trustee shall not register any proposed transfer of certificates unless it receives


     o a representation substantially to the effect that the proposed transferee is not a Plan and is not acquiring the certificates on behalf of or with the assets of a Plan, including assets that may be held in an insurance company's separate or general accounts where assets in those accounts may be deemed "plan assets" for purposes of ERISA, or


     o an opinion of counsel in form and substance satisfactory to the trustee and the transferor that the purchase or holding of the certificates by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the trust being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any Similar Law or subject the trustee, the certificate administrator or the transferor to any obligation in addition to those undertaken in the trust agreement.]


     [It is expected that the Exemption will apply to the acquisition and holding by Plans of the certificates, and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date of this prospectus supplement, there is no single mortgagor that is the obligor on five percent of the obligations included in the trust by aggregate unamortized principal balance of the assets of the trust.


     We suggest that prospective Plan investors consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the certificates.]

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement, dated ____________, between the transferor and [the underwriter], the transferor has agreed to sell to the underwriter, and the underwriter has agreed to purchase from the transferor, all of the certificates.

     The underwriting agreement provides that the underwriter's obligations are subject to conditions precedent, and that the underwriter will be obligated to purchase all of the certificates if any are purchased.


     The distribution of the certificates by the underwriter will be effected from time to time in one or more negotiated transactions or otherwise at varying prices to be determined, in each case, at the time of sale. The underwriter may effect these transactions by selling the certificates to or through dealers, and the dealers may receive from the underwriter compensation in the form of underwriting discounts, concessions or commissions. The underwriter and any dealers that participate with the underwriter in the distribution of the certificates may be deemed to be underwriters, and any discounts, commissions or concessions received by them, and any profit on the resale of the certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933 (the "Act").

     The underwriting agreement provides that the transferor will indemnify the underwriter against some civil liabilities, including liabilities under the Act.


                                 Legal Matters

     Legal matters with respect to the certificates will be passed upon for
the transferor by [      ] and for the underwriter by [     ].


                                    Rating

     It is a condition to issuance that each class of the certificates be rated not lower than "____" by [rating agency] and "____" by [rating agency].

     A securities rating addresses the likelihood of the receipt by certificateholders of distributions on the mortgage loans. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the possibility that certificateholders might realize a lower than anticipated yield.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                            Index of Defined Terms


Act...............................................................S-37
Amortization Period...............................................S-17
Certificate Loss Amount...........................................S-25
Certificate Principal Balance.................................S-18, 26
Code..............................................................S-32
Collection Period.................................................S-17
Defaulted Mortgage Loan...........................................S-25
Defective Mortgage Loan.......................................S-20, 22
Determination Date................................................S-24
Distribution Date.................................................S-24
Early Amortization Event..........................................S-28
Eligible Additional Mortgage Loans................................S-00
Eligible HELOC....................................................S-16
Event of Servicing Termination....................................S-31
HELOCs.............................................................S-4
Index Maturity....................................................S-26
Interest Period...................................................S-26
LIBOR.............................................................S-26
Liquidation Loss Amounts.......................................S-23,25
London Business Day...............................................S-27
OID...............................................................S-35
Net Losses........................................................S-16
Record Date.......................................................S-24
Registration of Certificates......................................S-27
Retransfer Deposit Amount.........................................S-25
Similar Law.......................................................S-35
SMMEA.............................................................S-34
Transfer Interest.................................................S-20
Unpaid Interest Shortfall.........................................S-25

                                 $____________



                                [ ] HOME EQUITY
                              LOAN TRUST ____-_,
                                   as Issuer




                      $_________ [Fixed] [Floating] Rate
                           Asset-Backed Certificates
                                 Series ____-_





                         KeyBank National Association

                                 (Transferor)




                             ---------------------

                             PROSPECTUS SUPPLEMENT

                                [         , ___]

                             ---------------------




                                 [Underwriter]

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                              [ALTERNATE PAGE]




Prospectus supplement dated ________ __, ____
To prospectus dated _________ __, ____


                                   $________
                      [ ] Home Equity Loan Trust ____-_,

                                   as Issuer

           Home Equity Loan Asset-Backed Certificates, Series ____-_

[                        ]                     KeyBank National Association
     as master servicer                                as seller


The certificates represent obligations
of the trust only and do not represent
an interest in or obligation of KeyBank
National Association, the trustee or
any of their affiliates.

This prospectus supplement may be used to offer and sell the certificates only if accompanied by the prospectus.

               The certificates:

               o represent the entire beneficial interest in a trust, whose assets are a pool of

                    o home equity revolving credit line loans secured primarily by [second liens] on residential properties that are primarily one- to four-family properties, and

                    o home improvement installment sales contracts and installment loan agreements.

               o    currently have no trading market


               Credit enhancement

               o    [Letter of Credit] [Surety Bond]


Review the information in "Risk Factors" on page S-9 of this prospectus supplement and on page 2 in the prospectus.

     This prospectus supplement and the prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp. Company and an affiliate of the seller, in connection with offers and sales related to market-making transactions in the securities in which it acts as principal and/or agent. Sales will be made at prices related to the prevailing prices at the time of sale.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                [Underwriter]

     ___________, 200_

                                                              [ALTERNATE PAGE]

                             Plan of Distribution

     This prospectus supplement and the prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp Company and an affiliate of the seller ("McDonald"), or its successors, in connection with offers and sales related to market-making transactions in the certificates in which McDonald acts as principal. McDonald may also act as agent in these transactions. Sales will be made at prices related to prevailing prices at the time of sale. Any obligations of McDonald are the sole obligations of McDonald and do not create any obligations on the part of any affiliate of McDonald.











The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration filed with the securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                     SUBJECT TO COMPLETION, DATED MAY 11, 2000


Prospectus Supplement dated __________ __, ____
To Prospectus dated _____________ __, ____

                                  $__________
                      [ ] Home Equity Loan Trust ____-_,
                                   as Issuer
      $________ Home Equity Loan Asset-Backed Certificates, Series ____-_
          $_______ Home Equity Loan Asset-Backed Notes, Series ____-_




     [                   ]                   KeyBank National Association,

          as servicer                                 as seller



[Certificates]            Principal        [Certificate][Note]      Price to      Underwriting       Proceeds to the
  [Notes]                  Balance                Rate             Public(1)       Discount(2)          Seller(3)
---------------------- ----------------- ------------------------ ------------- ------------------- ------------------
                          $                       %                           %             %                   %
---------------------- ----------------- ------------------------ ------------- ------------------- ------------------
Total                     $                                          $             $                   $


---------
(1)  Plus accrued interest, if any, at the [certificate] [note] rate from
     ____________ ____, ______

(2) The seller has agreed to indemnify [the underwriter] against liabilities, including liabilities under the Securities Act of 1933.

(3) Before deducting expenses, payable by the seller, estimated to be $___________.




The [Certificates][Notes]


o the certificates represent a beneficial interest in a trust, whose assets are a pool of closed-end [adjustable][fixed] rate home equity revolving credit line loans and property relating to those loans


o    the notes are secured by assets of the trust

o    currently have no trading market

o are obligations of the trust only and are not obligations of the seller or the servicer or [its/their] affiliates

Credit Enhancement

o will be provided in the form of [overcollateralization] [an irrevocable and unconditional certificate guaranty insurance policy issued by [insurer]]

Review the information in Risk Factors on pages S-9 and S-10 of this prospectus supplement and on pages 2-5 of the prospectus.

o For complete information about the [certificates][notes] read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the [certificates][notes].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                 [UNDERWRITER]

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with any other information.

     We are not offering the [certificates][notes] in any state where an offering of the [certificates] [notes] is not permitted.

     We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on the respective covers.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the [certificates][notes] and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the [certificates][notes] will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                                                                        Page
                                                                        ----

                             Prospectus Supplement

Summary...................................................................4
Risk Factors..............................................................9
The Trust................................................................10
The [Letter of Credit][Surety Bond] Issuer...............................11
The Home Equity Lending Program..........................................11
Servicing of the Mortgage Loans........................................S-17
Description of the Mortgage Loans......................................S-19
[Tabular Information]..................................................S-19
Description of the Servicing Agreement.................................S-21
Description of the Securities..........................................S-24
The Seller.............................................................S-30
The Indenture..........................................................S-30
The Trust Agreement....................................................S-35
Administration Agreement...............................................S-37
The Indenture Trustee..................................................S-37
The Owner Trustee......................................................S-38
Use of Proceeds........................................................S-38
Federal Income Tax Consequences........................................S-38
State Tax Consequences.................................................S-38
ERISA Considerations...................................................S-38
Legal Investment Considerations........................................S-40
Underwriting...........................................................S-40
Legal Matters..........................................................S-40
Rating.................................................................S-41

                                  Prospectus

Risk Factors............................................................  2
Description of the Securities...........................................  5
The Trusts..............................................................  9
Enhancement............................................................. 20
Servicing of Loans...................................................... 23
The Agreements.......................................................... 32
Legal Aspects of the Loans.............................................. 43
The Seller.............................................................. 56
Use of Proceeds......................................................... 56
Federal Income Tax Consequences......................................... 56
State Tax Considerations................................................ 89
ERISA Considerations.................................................... 89
Legal Investment........................................................ 94
Ratings................................................................. 95
Plan of Distribution.................................................... 95
Legal Matters........................................................... 95
Available Information................................................... 95
Incorporation of Documents by Reference................................. 96

                                    Summary

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the [certificates][notes], read carefully this entire document and the accompanying prospectus.

     This summary provides an overview of calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

     [Certificate]
     [Note]                                   Principal        Last Scheduled
     Class               Interest Rate        Balance         Distribution Date

                       [LIBOR+ __%][%]


-------------------------------------------------------
We expect the actual last distribution date for each security will be significantly earlier than its last scheduled distribution date.


The Trust

     [ ] Home Equity Loan Trust ____-_, will be formed on ____________ ___,
     ____ by KeyBank National Association and [trustee]. KeyBank National Association will sell the mortgage loans to the trust.

     [[indenture trustee] will act as trustee for the benefit of the noteholders.] [[owner trustee] will act as trustee for the benefit of the certificateholders.]

Securities Offered


     On the closing date, _________ ___, _____, [the notes will be issued] [the trust will issue the certificates].


     The securities will be issued in minimum denominations of [$100,000] and integral multiples of [$1,000].

Registration of Securities

     We will issue the securities in book-entry form. You will hold your interests through a depository. While the certificates are book-entry they will be registered in the name of the depository.


     The circumstances under which definitive certificates will replace the book-entry certificates are described in this prospectus supplement.


We refer you to "RISK FACTORS--Consequences of Owning Book-Entry Securities".

Trust Property

The property of the trust will include:

o a pool of [adjustable] [fixed] rate home equity loan revolving credit line loans made or to be made in the future under home equity revolving credit line loan agreements, the "credit line agreements" and secured primarily by [second] [deeds of trust] [mortgages] on residential properties that are primarily one- to four-family properties (the "mortgage loans")

o    payments on the mortgage loans received after [the cut-off date]

o any additions to the loan balances of the mortgage loans during the life of the trust. The mortgage loans arise under home equity lines of credit, or "HELOCs". Principal amounts may be drawn down by the borrower under the HELOC, from time to time, subject to the borrower's credit limit. The draws are funded by the [seller].

o property that secured a mortgage loan which has been acquired by foreclosure or deed in lieu of foreclosure

o    the benefit of the [surety bond] [letter of credit]


o [rights of the seller under the purchase agreement by which the seller sells the mortgage loans to the trust. Under some circumstances, if the representations and warranties made by the seller about the mortgage loans are breached, then the seller will be obligated to repurchase those mortgage loans]


o rights of the seller under any hazard insurance policies covering the mortgaged properties

The Mortgage Loans

     On [the cut-off date], the trust will acquire a pool of mortgage loans. The information below is based on the pool of mortgage loans as it existed on [the cut-off date].

o    aggregate principal balance: $__________

o    maximum combined loan-to-value ratio (using the maximum credit limit):
     _______

o    weighted average combined loan-to-value ratio: ____%

o    principal balance range: $[ ] to $____________

o    credit limit range: $___________ to $______ (approximate)

o    average credit limit: $___________

o    originated in the period from __________ to ____________

o    weighted average credit limit utilization rate: ___% (approximate)

We refer you to "The Home Equity Lending Program" and "Description of the Mortgage Loans."

[Interest on the Mortgage Loans

     Interest on each mortgage loan is payable monthly and is computed based on the average daily outstanding principal balance of the mortgage loan for the calendar month prior to the due date. The loan rate is equal at any time, subject to minimum and maximum rates, and applicable usury limitations, to the sum of:

     (i)  [the prime rate] and


     (ii) a margin usually within the range of ____% to ____%.


     The loan rate is subject to adjustment [ ].]

Servicer

     [The servicer] will service the mortgage loans.

Servicing

     The servicer will be responsible for servicing, managing and making collections on the mortgage loans.

     The servicer will receive a monthly servicing fee equal to, on an annualized basis, ____% of the principal balance of the mortgage loans. The servicer will also be entitled to other amounts as servicing compensation.

     We refer you to "Servicing of Mortgage Loans--Servicing Compensation and Payment of Expenses."


     In some cases, the servicer may resign or be removed, in which event either the trustee or a third-party servicer will be appointed as successor servicer.


     We refer you to "Servicing of Loans--Termination and Liability of the Servicer" and "The Agreements--Events of Default; Rights Upon Event of Default" in the prospectus.

Collections


     All collections on the mortgage loans will be allocated by the servicer between amounts collected in respect of interest and amounts collected in respect of principal. The servicer will usually deposit collections distributable to the securityholders in a collection account.

     We refer you to "Description of the Servicing Agreement" in this prospectus supplement and "Servicing of Loans--Deposits to and Withdrawals from the Collection Account" in the prospectus.


Distribution to Securityholders

     You will be entitled to receive payments of interest each month. The amount of principal you will be entitled to receive will vary depending on a number of factors, including the payments on the mortgage loans. Each month the [servicer] [trustee] will calculate the amounts to be paid to the securityholders. If you hold a [note][certificate] on the last day preceding a distribution date, or if the securities are no longer book-entry securities, the last day of the month preceding a distribution date, you will be entitled to receive payments on the distribution date in the next month. The distribution date will be the ____ day of each month or, if the ___ day of a month is not a business day, the next succeeding business day, starting on __________ __, ____.

     On each distribution date, collections on the mortgage loans will be applied in the following order of priority:

     (1)  to the servicer, the servicing fee;


     (2) as payment for the accrued interest due and any overdue accrued interest, with interest thereon;


     (3) as principal on the securities, the excess of principal collections over additional balances created during the preceding collection period. This amount will be allocated between the notes and certificates, pro rata, based on their respective principal balances;

     (4) as principal of the securities, payment for any amounts unrecoverable as losses on the mortgage loans;

     (5)  the premium on the [surety bond];

     (6)  reimbursement of prior draws made on the [surety bond]; and

     (7)  any remaining amounts to the seller.

Interest

     Interest will accrue on the unpaid principal balance of the securities at the applicable rate from the closing date to the first distribution date. After the first distribution date, interest will accrue from and including the preceding distribution date to but excluding the current distribution date. [Interest will be calculated on the basis of the actual number of days in each interest accrual period divided by 360.]

We refer you to "The [Letter of Credit] [Surety Bond] Issuer."

[Letter of Credit] [Surety Bond]


     On the closing date, [issuer] will issue a [letter of credit] [surety bond] in favor of the trustee on behalf of the trust. In the event that, on any distribution date, available amounts on deposit in the collection account with respect to the preceding collection period are insufficient to provide for the payment of the amount required to be distributed to the holders and the servicer on that distribution date, the trustee will draw on the [letter of credit] [surety bond], to the extent of the [letter of credit] [surety bond] amount for that distribution date, in an amount equal to the deficiency.

     We refer you to "The [Letter of Credit] [Surety Bond] Issuer" in this prospectus supplement and "Enhancement" in the prospectus.


[[Letter of Credit] [Surety Bond] Amount

     The amount available under the [letter of credit] [surety bond] for the initial distribution date will be $ _____________. For each other distribution date, the amount available will equal the lesser of (1) a percentage of the pool balance and (2) an amount based on the original amount available, minus amounts drawn and plus amounts paid to the [letter of credit] [surety bond] issuer as reimbursement.]

[Final Payment of Principal; Termination

     The trust will terminate on the distribution date following the earlier of (i) ______________________ and (ii) the final payment or other liquidation of the last mortgage loan or private security in the trust.


     On any distribution date after the principal balance is reduced to an amount less than or equal to $ ________, [5]% of the initial principal balance, the servicer will have the option of purchasing the mortgage loans [and private securities.] The purchase price for the mortgage loans will be equal to the sum of the outstanding principal balance and accrued and unpaid interest thereon at the weighted average of the loan rates through the day preceding the final distribution date.

     We refer you to "Description of the Securities--Optional Termination" in this prospectus supplement and "Description of the Securities--Optional Redemption, Purchase of Trust Assets or Securities, Termination of Trust" and "The Agreements--Termination" in the prospectus.]


[Federal Income Tax Consequences

[Brown & Wood LLP has acted as counsel to the [seller] and is of the opinion that:

     o The trust will be treated as a real estate mortgage investment conduit, or REMIC, for federal income tax purposes


     o The [certificates] [notes] will be "regular interests" in the REMIC and will be treated as debt instruments of the REMIC for federal income tax purposes with payment terms equivalent to the terms of the [certificates] [notes].]

     The REMIC will not be subject to an entity level tax other than taxes with respect to prohibited transactions, contributions of property after the closing date and net income from foreclosure property.

     [In the opinion of Brown & Wood LLP, for federal income tax purposes, the securities will be characterized as indebtedness, and the trust should be characterized as an owner trust and will not be characterized as an association, publicly traded partnership taxable as a corporation or as a taxable mortgage pool. Each holder of a security, by the acceptance of a security, will agree to treat the security as indebtedness and the trust as an owner trust for federal, state and local income and franchise tax purposes.]


     We refer you to "Federal Income Tax Consequences" and "State Tax Consequences" in this prospectus supplement and "Federal Income Tax Consequences" and "State Tax Considerations" in the prospectus concerning the application of federal, state and local tax laws.]

ERISA


     [Subject to the considerations described under "ERISA Considerations" in this prospectus supplement and the prospectus, the notes may be transferred to an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974 or to Section 4975 of the Internal Revenue Code of 1986, or the "Code".][[Subject to the considerations described under "ERISA Considerations" in this prospectus supplement and the prospectus,] the certificates [may][may not] be transferred to an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986 or the "Code".]


     We refer you to "ERISA Considerations" in this prospectus supplement and in the prospectus.

Rating

     Before the securities can be issued, [the trust] must obtain a rating on the securities of:

     [Rating] [rating agency]

     The ratings obtained for the securities address credit risk. When evaluating credit risk, the rating agencies evaluate the likelihood of whether or not you will receive your interest and principal payments. Credit risk does not relate to the likelihood of prepayments on the mortgage loans or on the loans underlying the private securities. Prepayments affect the timing of payments to you, such that your actual return could differ substantially from your anticipated return on your investment.

     We refer you to "Rating" for more detail.

                                 Risk Factors

Consequences of Owning Book-Entry Securities

     Limit on Liquidity of Securities. Issuance of the securities in book-entry form may reduce the liquidity of the securities in the secondary trading market since investors may be unwilling to purchase securities for which they cannot obtain physical securities.

     Limit on Ability to Transfer or Pledge. Since transactions in the securities can be effected only through DTC, Clearstream, Euroclear, participating organizations, indirect participants and banks, your ability to pledge your security to persons or entities that do not participate in the DTC, Clearstream or Euroclear system or otherwise to take actions in respect of the securities, may be limited due to lack of a physical security representing the securities.

     Delays in Distributions. As a beneficial owner, you may experience some delay in your receipt of distributions of interest on and principal of your securities since distributions will be forwarded by the trustee to DTC and DTC will credit distributions to the accounts of its participants which will credit them to the accounts of the beneficial owners either directly or indirectly through indirect participants.

     We refer you to "Description of the Securities--Book-Entry Securities."

Cash Flow Limited in Early Years of Mortgage Loans

     During the first [ ____________ ]-year draw down period under the related credit line agreements borrowers are not required to make monthly payments of principal. As a result, collections on mortgage loans may vary. With respect to some of the mortgage loans, during the second [ ____________ ]-year draw down period, no monthly payments of principal are required. Collections on the mortgage loans may also vary due to seasonal purchasing and payment habits of borrowers. As a result there may be limited collections available to make payments to you.


     General credit risk may also be greater to you than to holders of instruments representing interests in level payment first mortgage loans since no payment of principal usually is required until after either a five- or ten-year interest-only period under the related credit line agreements. Minimum monthly payments will at least equal and may exceed accrued interest.


Limited Information Regarding Prepayment History


     All of the mortgage loans may be prepaid in whole or in part at any time without penalty. Home equity loans, including the mortgage loans, have been originated in significant volume only during the past few years and neither the seller nor the servicer is aware of any publicly available studies or statistics on the rate of prepayment of home equity loans. Home equity loans usually are not viewed by borrowers as permanent financing. Accordingly, the mortgage loans may experience a higher rate of prepayment than traditional loans. The trust's prepayment experience may be affected by a wide variety of factors, including general economic condition, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the mortgage loans contain due-on-sale provisions and the servicer intends to enforce due-on-sale provisions unless (1) enforcement is not permitted by applicable law or (2) the servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related mortgaged property to assume the mortgage loan. To the extent permitted by applicable law, any assumption will not release the original borrower from its obligation under any mortgage loan. Enforcement of a due-on-sale provision would result in repayment in full of the mortgage loan which will be treated as a prepayment.


     [If the rate of prepayments is faster, or slower, than the rate you anticipated, depending upon the price paid for the security and your prepayment assumptions, you may experience a loss.]

Servicer's Ability to Change the Terms of the Mortgage Loans

     The servicer may agree to changes in the terms of a mortgage loan, provided that changes (i) do not adversely affect the interest of the holders, and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the mortgage loans.

                                   The Trust

General


     [ ] Home Equity Loan Trust ___________ is a business trust formed under the laws of the State of Delaware by the trust agreement, dated as of ____, between KeyBank National Association, the seller, and [the owner trustee] for the transactions described in this prospectus supplement. The trust agreement constitutes the "governing instrument" under the laws of the [State of Delaware] relating to business trusts. After its formation, the trust will not engage in any activity other than (1) acquiring, holding and managing the mortgage loans transferred to the trust by the seller and the other assets of the trust and proceeds therefrom, (2) issuing the notes and the certificates (respectively, the "notes" and the "certificates" and together, the "securities"), (3) making payments on the notes and the certificates and (4) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with the foregoing.


     The property of the trust will consist of:

     o    each of the mortgage loans that are __________________;

     o collections on the mortgage loans received after _______, the cut-off date;

     o mortgaged properties relating to the mortgage loans that are acquired by foreclosure or deed in lieu of foreclosure;

     o the collection account and the distribution account, excluding, in each case, net earnings thereon;

     o    the [letter of credit] [surety bond]; and

     o an assignment of the seller's rights under the purchase agreement, dated as of _____, between the seller and the trust, including all rights of the seller to purchase any additions to the loan balances of the mortgage loans.

     The trust's principal offices are in _____________, in care of
________________________, as owner trustee, at [        ].

[Financials for Trust]


                  The [Letter of Credit][Surety Bond] Issuer

     The following information with respect to _____________ ("_____________") has been furnished by _______________.

                [Description of letter of credit/surety issuer]


                        The Home Equity Lending Program

     The information set forth below concerning [________________] and its underwriting policies has been provided by [_________________]. The seller does not make any representation as to the accuracy or completeness of the information set forth below concerning [____________] and its underwriting policies.

General

     All of the mortgage loans were originated by [_________________________], the originator under its home equity lending program. The [originator] first offered adjustable rate home equity revolving credit line loans in _____. As of [_____________], [___________________] owned and serviced approximately
$__________ aggregate principal amount of outstanding home equity loans secured by properties located in _______________ under home equity credit lines.

Underwriting Procedures Relating to the Mortgage Loans

     Each home equity loan was originated after a review by the originator in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay the home equity loans and the adequacy of the real property which serves as collateral for the home equity loans. The maximum credit limit for a home equity loan originated by the originator was $__________.

     Each applicant for a home equity loan was required to complete an application which listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the originator (a) received a satisfactory independent credit bureau report on the credit history of the borrower and (b) obtained, in the case of all home equity loans originated prior to __________ a drive-by appraisal of the related mortgaged property or for all home equity loans originated as of __________, a satisfactory appraisal completed on forms approved by FNMA, and if the information met the originator's underwriting standards, the originator issued a commitment subject to satisfaction of other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) obtaining and reviewing a verification of the loan in the first lien position when the home equity loan was to be in a second lien position.

     Appraisals of the mortgaged properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved by the originator.

     It is the originator's policy to require a title insurance policy in accordance with the intended lien position. Regardless of combined loan-to-value ratios, it is the originator's policy not to accept a position junior to any mortgage lien other than a first mortgage.


     A home equity loan usually needed a combined loan-to-value ratio of ___% for loans which the originator obtained full documentary support and ___% for loans for which limited documentary support was obtained.


     After obtaining all applicable employment, credit and property information, the originator determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest at the current prime rate plus the applicable margin based on the credit limit in addition to any senior mortgage loan payments, including any escrows for property taxes and hazard insurance premiums, and other monthly credit obligations based on the prospective borrower's debt-to-gross income ratio. The "debt-to-gross income ratio" is the ratio of (a) some of the borrower's debt obligations which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations; (iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan calculated at the credit limit and current prime rate plus margin for the home equity loan to (b) the borrower's gross verifiable monthly income. The debt-to-gross income ratio did not exceed [_____%].


     When the commitment conditions had been satisfied, the home equity loan was completed by signing a Credit Line Agreement, as defined in this prospectus supplement, rescission statement, and mortgage which secured the repayment of principal of and interest on the related home equity loan. The original mortgage was then recorded in the appropriate county government office.


Mortgage Loan Terms


     A borrower may access a home equity loan by writing a check. On all home equity loans, there is [a ten-year] draw down period as long as the borrower is not in default under the loan agreement. Home equity loans bear interest at a variable rate which may change bi-weekly. Home equity loans may be subject to a maximum per annum interest rate of ________ % per annum and in all cases, are subject to applicable usury limitations. We refer you to "Legal Aspects of Loans--Applicability of Usury Laws" in the Prospectus. The daily periodic rate on the home equity loans, the loan rate, is the sum of the Index Rate plus a spread (the "margin") which usually ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.


     The "Index Rate" is based on [the "prime rate" (the "Index") published in The Wall Street Journal every second Monday rounded to the nearest one-eighth of one percent or if not published on any second Monday, as next published in The Wall Street Journal.] The annual percentage rate for any bi-weekly period will be based on the prime rate in effect the Monday on which the rate may change. [If a prime rate range is published in The Wall Street Journal, then the midpoint (average) of that range will be used.] There are no limitations on increases or decreases, except for those home equity loans which have maximum rates. Only the home equity loans that have maximum rates of ____% also have annual adjustment caps of ___% as to both increases and decreases in their loan rates.

     Billing statements are mailed monthly. The statement details all debits and credits and specifies the minimum payment due and the available credit line. Notice of changes in the applicable loan rate are provided by the originator to the related borrower with billing statements. All payments are due by the tenth day after the date the billing statement is issued.

     The right to obtain additional credit may be suspended or terminated or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if the borrower fails to make any required payment by the due date, if the total outstanding principal balance including all charges payable exceeds the credit limit, if the borrower made any statement or signature on any document which is fraudulent or contained a material misrepresentation, if the borrower dies or becomes incompetent, if the borrower becomes bankrupt or insolvent, if the borrower becomes subject to any judgment, lien, attachment or execution is issued against the mortgaged property, the borrower fails to obtain and maintain required property insurance or if the borrower sells or transfers the mortgaged property or does not maintain the property. In addition, the right to obtain additional credit may be suspended or a borrower's credit limit may be reduced, if the value of the mortgaged property decreases for any reason to less than [80%] of the original appraised value, if the borrower is in default under the home equity loan, if government action impairs the originator 's lien priority or if a regulatory agency has notified the originator that continued advances would constitute an unsafe and unsound practice.

Delinquency and Loss Experience of the Servicer's Portfolio


     The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The table does not show periods of delinquency after 90 days because after that time, a loan is placed into four categories: foreclosure, work-out, bankruptcy or sale. [The loss and delinquency as percentages of aggregate principal balance of the loans for each period may be higher than those shown if a group of the loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] [The loss and delinquency as a percentage of mortgage loans serviced for each period could be higher than those shown if a group of mortgage loans were artificially isolated at a point in time and the information showed the activity only in that isolated group.] [Champion: The trend from 1996 through 1999 of slowly increasing delinquencies can be attributed to the seasoning of the loans. However, the temporary uncharacteristic increase in delinquencies in 1997 was due specifically to two related factors. Due to the dramatic increases in the portfolio during 1997, the size of the collection department was increased, resulting in less seasoned collection personnel. This took place during the period that Champion was in the process of being acquired by KeyCorp. Accordingly, during this transition, the training of the new staff and collection efforts were not as efficient as during other periods.] [KeyBank:
Although, the loss experience of KeyBank has been stable for the periods shown, the delinquency experience has been inconsistent. Delinquencies increased in 1998 because of a reorganization of the collections department, and as indicated by the 1999 figures, the new collection department has effected improvements in collecting delinquent loans.] The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the mortgage loans will be similar to that set forth below.

                         [Champion Mortgage Co., Inc.]
                            [Delinquency Experience
                            (Dollars in thousands)

                                                              Year Ending September 30,
                                      ---------------------------------------------------------------------------
                                          1996                1997                 1998                1999
                                          ----                ----                 ----                ----
Number of Loans.............                  9,058              14,327              19,565               25,244
Dollar Amount of
   Loans....................        $       526,816     $       866,673     $     1,309,172      $     1,827,491
Delinquency Period
   30-59 days
      % of number of
           loans............                  1.30%               2.14%               1.43%                1.58%
      % of dollar
           amount of loans..                  1.17%               2.16%               1.24%                1.17%
  60-89 days
      % of number of
           loans............                  0.15%               0.34%               0.27%                0.42%
      % of dollar
          amount of loans...                  0.14%               0.35%               0.25%                0.38%
  90 days and over*
     % of number of
         loans..............                  0.69%               1.20%               0.82%                1.22%
      % of dollar
          amount of loans...                  0.81%               1.27%               0.72%                1.03%
Loans in Foreclosure
   % of number of
         loans..............                  0.62%               0.51%               0.60%                0.61%
   % of dollar amount
         of loans...........                  0.76%               0.60%               0.56%                0.71%
Total*
   % of number of
       loans................                  2.14%               3.68%               3.32%                4.08%
   % of dollar amount
       of loans.............                  2.12%               3.78%               2.97%                3.52%

---------
*Includes loans in foreclosure and real estate owned.


                                Loss Experience
                            (Dollars in thousands)

                                                               Year Ending September 30,
                                         -------------------------------------------------------------------------
                                             1996               1997                1998               1999
                                             ----               ----                ----               ----
Average Dollar
   Amount of Loans
   Outstanding During
   Period.......................       $        367,584   $        702,555    $      1,103,510   $     1,616,324
Net Losses......................       $             39   $            488    $          1,142   $         2,317
Net Losses as a
   Percentage of
   Average Amount

   Outstanding..................                   0.01%             0.07%               0.11%              0.14%


---------
"Net Losses" means gross losses minus recoveries.]


                        [KeyBank National Association]
                            [Delinquency Experience
                            (Dollars in thousands)

                                                                                 Nine Months
                                        Year Ending December 31,             Ending September 30,
                                        ------------------------             --------------------
                                         1997             1998               1998             1999
                                         ----             ----               ----             ----
Number of Loans................            228,837        220,017            224,088           219,784
Dollar Amount of
   Loans.......................      $   5,519,071  $   5,412,379      $   5,508,729     $   5,685,658
Delinquency Period
   30-59 days
       % of dollar
          amount of loans......               0.73%          0.81%              0.65%             0.65%
   60-89 days
      % of dollar
         amount of loans.......               0.23%          0.30%              0.22%             0.18%
   90+ days*
      % of dollar
         amount of loans.......               0.34%          0.36%              0.31%             0.30%
Total*
   % of dollar amount
           of loans............               1.30%          1.47%              1.18%             1.13%

------------
*Includes loans in foreclosure and real estate owned.



                                Loss Experience
                            (Dollars in thousands)

                                                                                       Nine Months
                                          Year Ending December 31,                 Ending September 30,
                                          -----------------------                  --------------------
                                     1997            1998            1998                  1999
                                     ----            ----            ----                  ----
Dollar
   Amount of Loans
   Outstanding At
   End Of Period.........      $   5,519,071     $  5,412,379   $  5,508,729         $    5,685,658
Net Losses...............      $       6,623     $      5,954   $      6,060         $        6,823
Percentage of
   Dollar Amount of Loans               0.12%            0.11%          0.11%                  0.12%

------------
"Net Losses" means gross losses minus recoveries.]


                        Servicing of the Mortgage Loans

     The information set forth below concerning the servicer and its servicing policies has been provided by the servicer. The seller does not make any representation as to the accuracy or completeness of the information set forth below concerning the servicer and its servicing policies.

Servicing

     The servicer will be responsible for servicing the mortgage loans as agent for the trust in accordance with the servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the servicing agreement.


     [With respect to real estate secured loans, the typical policy of the servicer is to initiate foreclosure on the underlying property (i) after the loan is 90 days or more delinquent; (ii) if a notice of default on a senior lien is received by the servicer; or (iii) if circumstances are discovered by the servicer which would indicate that a potential for loss exists. Foreclosure proceedings may be terminated if the delinquency is cured. However, under some circumstances, the servicer may elect not to commence foreclosure or stay the foreclosure proceeding if the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period. The loans to borrowers in bankruptcy proceedings will be restructured in accordance with law and with a view to maximizing recovery of the home equity loans, including any deficiencies. Additionally, any time during foreclosure, a forbearance, short sale, deed-in-lieu or a payment plan can be authorized.]


     After foreclosure, if the home equity loan is secured by a first mortgage lien, title to the related mortgaged property will pass to the servicer, or a wholly-owned subsidiary of the servicer, who will liquidate the mortgaged property and charge-off the balance of the home equity loan balance which was not recovered by the liquidation proceeds. If the mortgaged property was subject to a senior lien position, the servicer will either satisfy the senior lien at the time of foreclosure sale or take other action as deemed necessary to protect the servicer's interest in the mortgaged property. If in the judgment of the servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of maintaining or purchasing the senior lien position, the servicer will generally charge-off the entire home equity loan.

     Servicing and charge-off policies and collection practices may change over time in accordance with the servicer's business judgment, changes in the servicer's real estate secured revolving credit line loans and applicable laws and regulations, and other considerations.

Servicing Compensation and Payment of Expenses

     With respect to each Collection Period, other than the first Collection Period, the servicing compensation to be paid to the servicer in respect of its servicing activities relating to the mortgage loans will be paid to it from interest collections in respect of the mortgage loans and will be equal to ____% per annum, the servicing fee rate, of the sum of the outstanding principal balance of each mortgage loan (each, a "principal balance" and collectively, the "pool balance") as of the first day of each Collection Period, other than the first collection period, the servicing fee. With respect to the first Collection Period, the servicer will receive from interest collections in respect of the mortgage loans ______ of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the servicer as additional servicing compensation.

     With respect to each distribution date, the "Collection Period" is the prior calendar month.

     The servicer will pay ongoing expenses associated with the trust and incurred by it in connection with its responsibilities under the servicing agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the registrar and any paying agent. In addition, the servicer will be entitled to reimbursement for expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties related to defaulted mortgage loans, the servicer's right of reimbursement being prior to the rights of holders of the securities to receive any proceeds from the liquidation of the related mortgaged property.

                       Description of the Mortgage Loans

Mortgage Loans


     The mortgage loans were originated under loan agreements and disclosure statements (the "Credit Line Agreements") and are secured by mortgages or deeds of trust, most of which are second mortgages or second deeds of trust, on mortgaged properties. The mortgaged properties securing the mortgage loans consist primarily of residential properties that are one- to four-family properties. All of the mortgaged properties are owner occupied. We refer you to "--Mortgage Loan Pool Statistics" below.


     The aggregate principal balance of the mortgage loans as of the cut-off date, the cut-off date pool balance, is $___________. As of the cut-off date, the mortgage loans had a loan rate of at least ____% per annum. The average cut-off date principal balance was $_______, the minimum cut-off date principal balance was zero, the maximum cut-off date principal balance was $_________, the minimum loan rate and the maximum loan rate on the cut-off date were ____% and ____% per annum, respectively, and the weighted average loan rate on the cut-off date was ____% per annum. As of the cut-off date, the weighted average credit limit utilization rate was ____%, the minimum credit limit utilization rate was zero and the maximum credit limit utilization rate was ____%. The credit limit utilization rate is determined by dividing the cut-off date principal balance of a mortgage loan by the credit limit of the related Credit Line Agreement. The weighted average combined loan-to-value ratio of the mortgage loans was ____% as of the cut-off date.

Mortgage Loan Pool Statistics

     The seller has compiled the following additional information as of the cut-off date with respect to the mortgage loans to be included in the trust.

                             [Tabular Information]

Assignment of Mortgage Loans


     At the time of issuance of the securities, the seller will transfer to the trust all of its right, title and interest in and to each mortgage loan, including its right to purchase any additional balances arising in the future, related Credit Line Agreements, mortgages and other related documents, including all collections received on or with respect to each mortgage loan on or after the cut-off date by an assignment of the seller's rights and obligations under the purchase agreement. The owner trustee, concurrently with the transfer, will deliver the securities. Each mortgage loan transferred to the owner trust will be identified on a mortgage loan schedule delivered to the owner trustee. The mortgage loan schedule will include information as to the cut-off date principal balance of each mortgage loan, as well as information with respect to the loan rate.

     The purchase agreement will require that, within the time period stated in the purchase agreement, the seller deliver to the owner trustee, or a custodian, as the owner trustee's agent, the mortgage loans endorsed in blank and the related documents. In lieu of delivery of original mortgages, the seller may deliver true and correct copies of original mortgages which have been certified as to authenticity by the appropriate county recording office where the mortgage is recorded.


     Under the terms of the purchase agreement, the seller will have [___ days after the closing date] to prepare and record assignments of the mortgages related to each mortgage loan in favor of the owner trustee, unless opinions of counsel satisfactory to the rating agencies [and the certificate insurer] are delivered to the owner trustee [and the certificate insurer] to the effect that recordation of the assignments is not required in the relevant jurisdictions to protect the interests of the owner trustee in the mortgage loans.

     Within [ ] days of the closing date, the owner trustee will review the mortgage loans and the related documents and if any mortgage loan or the related document is found to be defective in any material respect and the defect is not cured within [ ] days following notification of the defect to the seller by the trustee, the seller will be obligated to repurchase the mortgage loan and to deposit the repurchase price into the collection account. Upon retransfer, the principal balance of the mortgage loan will be deducted from the pool balance. In lieu of any repurchase, the seller may substitute an eligible substitute mortgage loan. Any repurchase or substitution will be considered a payment in full of the defective mortgage loan. The obligation of the seller to accept a transfer of a defective mortgage loan is the sole remedy regarding any defects in the mortgage loans and related documents available to the owner trustee or the holders.

     With respect to any mortgage loan, the repurchase price is equal to the principal balance of the mortgage loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

     An eligible substitute mortgage loan is a mortgaged loan substituted by the seller for a defective mortgage loan which must, on the date of the substitution:

     (i) have a principal balance, or in the case of a substitution of more than one mortgage loan for a defective mortgage loan, an aggregate principal balance, not [ ]% more or less than the principal balance relating to the defective mortgage loan;

     (ii) have a loan rate not less than the loan rate of the defective mortgage loan and not more than [ ]% in excess of the loan rate of the defective mortgage loan;

     (iii) have a loan rate based on the same Index with adjustments to the loan rate made on the same interest rate adjustment date as that of the defective mortgage loan;

     (iv) have a margin that is not less than the margin of the defective mortgage loan and not more than [ ] basis points higher than the margin for the defective mortgage loan;

     (v) have a mortgage of the same or higher level of priority as the mortgage relating to the defective mortgage loan;

     (vi) have a remaining term to maturity not more than [ ] months earlier and not later than the remaining term to maturity of the defective mortgage loan;

     (vii) comply with each representation and warranty as to the mortgage loans set forth in the purchase agreement, deemed to be made as of the date of substitution; and

     (viii)    satisfy other conditions specified in the purchase agreement.

To the extent the principal balance of an eligible substitute mortgage loan is less than the principal balance of the related defective mortgage loan, the seller will be required to make a deposit to the collection account equal to the difference ("Substitution Adjustment Amounts").

     The seller will make representations and warranties as to the accuracy in all material respects of information furnished to the owner trustee with respect to each mortgage loan, e.g., cut-off date, principal balance and the loan rate. In addition, the seller will represent and warrant, on the closing date, that, among other things: (1) at the time of transfer to the seller, the seller has transferred or assigned all of its right, title and interest in each mortgage loan and the related documents, free of any lien, subject to exceptions; and (2) each mortgage loan was generated under a Credit Line Agreement that complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any representation and warranty which materially and adversely affects the interests of the holders in the related mortgage loan and related documents, the seller will have a period of [ ] days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the [ ]-day period, the seller will be obligated to repurchase or substitute the defective mortgage loan from the trust. The same procedure and limitations that are set forth above for the repurchase or substitution of defective mortgage loans will apply to the transfer of a mortgage loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the purchase agreement that materially and adversely affects the interests of the holders.

     Mortgage loans required to be transferred to the seller as described in the preceding paragraphs are referred to as defective mortgage loans.

                    Description of the Servicing Agreement


     The servicer shall establish and maintain on behalf of the owner trustee a collection account for the benefit of the holders. The collection account will be an eligible account. Subject to the investment provision described in the following paragraphs, upon receipt by the servicer of amounts in respect of the mortgage loans, excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a mortgaged property or similar items, the servicer will deposit the amounts in the collection account. Amounts so deposited may be invested in Eligible Investments, as described in the servicing agreement, maturing no later than one business day prior to the date on which the amount on deposit in the collection account is required to be deposited in the distribution account or on the distribution date if approved by the rating agencies. Not later than the fifth business day prior to each distribution date, the servicer will notify the owner trustee and the indenture trustee of the amount of the deposit to be included in funds available for the related distribution date.

     The owner trustee and the indenture trustee will establish one or more distribution accounts into which will be deposited amounts withdrawn from the collection account for distribution to holders on a distribution date. The distribution account will be an eligible account. Amounts on deposit in the distribution account will be invested in Eligible Investments maturing on or before the business day prior to the related distribution date.


     An eligible account is an account that is:

     o maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the rating agencies;


     o one or more accounts with a depository institution which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation established by the fund with a minimum long-term unsecured debt rating of Baa3;


     o a segregated trust account maintained with the owner trustee or an affiliate of the owner trustee in its fiduciary capacity; or

     o otherwise acceptable to each rating agency as evidenced by a letter from each rating agency to the owner trustee, without reduction or withdrawal of their then current ratings of the securities.

     Eligible Investments are specified in the servicing agreement and are limited to investments which meet the criteria of the rating agencies from time to time as being consistent with their then current ratings of the securities.

Allocations and Collections


     All collections on the mortgage loans will usually be allocated in accordance with the Credit Line Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any distribution date, interest collections will be equal to the aggregate of the amounts collected during the related Collection Period, including net liquidation proceeds, allocated to interest in the Credit Line Agreements.

     As to any distribution date, principal collections will be equal to the sum of (i) the amounts collected during the related Collection Period, including net liquidation proceeds, and allocated to principal in the Credit Line Agreements and (ii) any Substitution Adjustment Amounts. Net liquidation proceeds with respect to a mortgage loan are equal to the aggregate of all amounts received upon liquidation of the mortgage loan, including, without limitation, insurance proceeds, reduced by related expenses, but not including the portion, if any, of the amount that exceeds the principal balance of the mortgage loan at the end of the Collection Period immediately preceding the Collection Period in which the mortgage loan became a liquidated mortgage loan plus accrued and unpaid interest thereon through the date of liquidation.

     As to any distribution date, a liquidated mortgage loan is a mortgage loan with respect to which the servicer has determined that all liquidation proceeds which it expects to recover with respect to the mortgage loan have been received.

     With respect to any date, the pool balance will be equal to the aggregate of the principal balances of all mortgage loans as of that date. The principal balance of a mortgage loan, other than a liquidated mortgage loan, on any day is equal to the cut-off date principal balance of the mortgage loan, plus (i) any additional balances in respect of the mortgage loan minus (ii) all collections credited against the principal balance of the mortgage loan in accordance with the related Credit Line Agreement prior to that day. The principal balance of a liquidated mortgage loan after final recovery of related liquidation proceeds shall be zero.


Hazard Insurance


     The servicing agreement provides that the servicer will maintain hazard insurance on the mortgaged properties relating to the mortgage loans. While the terms of the related Credit Line Agreements typically require borrowers to maintain hazard insurance, the servicer will not monitor the maintenance of hazard insurance.

     The servicing agreement requires the servicer to maintain for any mortgaged property relating to a mortgage loan acquired upon foreclosure of a mortgage loan, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of (1) the maximum insurable value of the mortgaged property and (2) the outstanding balance of the mortgage loan plus the outstanding balance on any mortgage loan senior to the mortgage loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on the mortgaged properties. If the blanket policy contains a deductible clause, the servicer will be obligated to deposit to the collection account the sums which would have been deposited in that account but for the deductible clause. The servicer will initially satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the servicer, net of any reimbursements to the servicer, under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property, will ultimately be deposited in the collection account.

     The standard form of fire and extended coverage policy typically covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms of the policies are dictated by state laws and most of the policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases vandalism. The foregoing list is merely indicative of kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the mortgaged properties.


Realization Upon Defaulted Mortgage Loans

     The servicer will foreclose upon or otherwise comparably convert to ownership mortgaged properties securing the mortgage loans that come into default when in accordance with applicable servicing procedures under the servicing agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with foreclosure or other conversion, the servicer will follow practices as it deems necessary or advisable and as are in keeping with its general [subordinate mortgage] servicing activities, provided the servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, foreclosure, correction or restoration will increase net liquidation proceeds. The servicer will be reimbursed out of liquidation proceeds for advances of its own funds as liquidation expenses before any net liquidation proceeds are distributed to holders or the transferor. Net liquidation proceeds with respect to a mortgage loan is the amount received upon liquidation of the mortgage loan reduced by related expenses, which may include the amount advanced in respect of a senior mortgage, up to the unpaid principal balance of the mortgage loan plus accrued and unpaid interest thereon.

Servicing Compensation and Payment of Expenses

     With respect to each Collection Period, other than the first Collection Period, the servicer will receive from interest collections in respect of the mortgage loan a portion of the interest collections as a monthly servicing fee in the amount equal to ___% per annum, the servicing fee rate, on the pool balance as of the first day of each Collection Period, other than the first collection period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the servicer as additional servicing compensation.

     The servicer will pay ongoing expenses associated with the trust and incurred by it in connection with its responsibilities under the servicing agreement, including, without limitation, payment of the fees and disbursements of the trustee, any custodian appointed by the trustee, the Registrar and any paying agent. In addition, the servicer will be entitled to reimbursement for expenses incurred by it in connection with defaulted mortgage loans and in connection with the restoration of mortgaged properties, the servicer's right of reimbursement being prior to the rights of holders to receive any related net liquidation proceeds.

                         Description of the Securities

General


     The notes will be issued under an indenture dated as of ___________, ____, between the trust and _______________, as indenture trustee. The certificates will be issued under a trust agreement dated as of ______________, ____, among the seller, __________, and ______________, as owner trustee. The following summaries describe provisions of the securities, indenture and trust agreement. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. As used in this prospectus supplement, agreement shall mean either the trust agreement or the indenture, as the context requires.


     The securities will be issued in fully registered, certificated form only. The securities will be freely transferrable and exchangeable at the corporate trust office of the owner trustee, with respect to the certificates or the indenture trustee with respect to the notes.

Book-Entry Securities

     The securities will be book-entry securities.


     Persons acquiring beneficial ownership interests in the securities, security owners, may elect to hold their securities through The Depository Trust Company ("DTC") in the United States, or Clearstream Banking, societe anonyme ("Clearstream") or the Euroclear system ("Euroclear"), in Europe, if they are participants of the DTC, Clearstream or Euroclear systems, or indirectly through organizations which are participants in the DTC, Clearstream or Euroclear systems. The book-entry securities will be issued in one or more certificates which equal the aggregate principal balance of the securities and will initially be registered in the name of Cede & Co. ("Cede"), the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries which in turn will hold positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream and the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator") will act as depositary for Euroclear (in those capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Investors may hold beneficial interests in the book-entry securities in minimum denominations representing principal balances of $[100,000] and in integral multiples of [$1,000]. Except as described below, no person acquiring a book-entry security (each, a "beneficial owner") will be entitled to receive a physical certificate representing the security, a definitive security. Unless and until definitive securities are issued, it is anticipated that the only Holder of the securities will be Cede, as nominee of DTC. Security owners will not be holders as that term is used in the Agreement. Security owners are only permitted to exercise their rights indirectly through participants and DTC.


     The beneficial owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account. In turn, the financial intermediary's ownership of the book-entry security will be recorded on the records of DTC, or of a participant that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant or on the records of Clearstream or Euroclear, as appropriate.

     Security owners will receive all distributions of principal of, and interest on, the securities from the trustee through DTC and DTC participants. While the securities are outstanding, except under the circumstances described below, under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts with respect to the securities and is required to receive and transmit distributions of principal of, and interest on, the securities. Participants and indirect participants with whom security owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit distributions on behalf of their respective security owners. Accordingly, although security owners will not possess certificates, the DTC rules provide a mechanism by which security owners will receive distributions and will be able to transfer their interest.


     Security owners will not receive or be entitled to receive securities representing their respective interests in the securities, except as described below. Unless and until definitive securities are issued, security owners who are not participants may transfer ownership of securities only through participants and indirect participants by instructing participants and indirect participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of the securities, which account is maintained with their respective participants. Under the DTC rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing security owners.

     Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in securities settled during securities settlement processing will be reported to the relevant Euroclear or Clearstream participants on the business day following the DTC settlement date. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.


     Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.


     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and through Clearstream or Euroclear, on the other, will be effected by DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in the relevant European international clearing system in accordance with its rules and procedures and within its established European time deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the European depositaries.

     DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which, or their representatives, own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as a nominee for another person. Beneficial ownership of book-entry securities usually will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.


     Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for Clearstream participants and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 28 currencies, including United States dollars. Clearstream provides to Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulation by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, checkering corporations and other organizations. Indirect access to Clearstream is also available to others, including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

     Euroclear was created in 1968 to hold securities for Euroclear participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. The Euroclear Operator is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     Distributions on the book-entry securities will be made on each distribution date by the trustee to DTC. DTC will be responsible for crediting the amount of payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing payments to the beneficial owners of the book-entry securities that it represents and to each financial intermediary for which it acts as agent. Each financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry securities that it represents.

     Under a book-entry format, beneficial owners of the book-entry securities may experience some delay in their receipt of payments, since payments will be forwarded by the trustee to Cede. Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry securities to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of book entry securities, may be limited due to the lack of physical certificates for book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of the certificates in the secondary market since potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the trust provided by the servicer to Cede, as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose DTC accounts the book-entry securities of the beneficial owners are credited.

     DTC has advised the transferor and the trustee that, unless and until definitive securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the indenture or trust agreement only at the direction of one or more financial intermediaries to whose DTC accounts the book-entry securities are credited, to the extent that the actions are taken on behalf of financial intermediaries whose holdings include the book-entry securities. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a security holder under the indenture or trust agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect the actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.


     Definitive securities will be issued to beneficial owners of the book-entry securities, or their nominees, rather than to DTC, only if (a) DTC or the transferor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the book-entry securities and the transferor or the trustee is unable to locate a qualified successor, (b) the transferor, at its sole option, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Servicing Termination, as deemed in this prospectus supplement, beneficial owners having percentage interests aggregating not less than 51% of the principal balance of the book-entry securities advise the trustee and DTC through the financial intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC, or a successor to DTC, is no longer in the best interests of beneficial owners.


     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of the event and the availability through DTC of definitive securities. Upon surrender by DTC of the global certificate or certificates representing the book-entry securities and instructions for re-registration, the trustee will issue definitive securities, and the trustee will recognize the holders of the definitive securities as holders.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform the procedures and the procedures may be discontinued at any time.

Distributions

     On each distribution date, collections on the mortgage loans will be applied in the following order of priority:

          (1) to the servicer, the servicing fee;

          (2) as payment for the accrued interest due and any overdue accrued interest, with interest thereon, on the respective principal balances of the notes and the certificates;

          (3) as principal on the securities, the excess of principal collections over additional balances created during the preceding Collection Period, the amount to be allocated between the notes and certificates pro rata, based on their respective principal balances;

          (4) as principal on the securities, as payment for any liquidation loss amounts on the mortgage loans;

          (5) as payment for the premium for the Policy;

          (6) to reimburse prior draws made on the Policy; and

          (7) any remaining amounts to the seller.

     "Liquidation Loss Amount" means with respect to any liquidated mortgage loan, the unrecovered principal balance of the liquidated mortgage loan at the end of the Collection Period in which the mortgage loan became a liquidated mortgage loan after giving effect to the net liquidation proceeds in connection with the liquidated mortgage loan.

Interest


     Note Rate. Interest will accrue on the unpaid principal balance of the notes at ___% per annum (the "Note Rate" ) from the closing date to the first distribution date and after the first distribution date interest will accrue on the notes from and including the preceding distribution date to but excluding the current distribution date (each, an "interest accrual period") at [a floating rate equal to LIBOR, as defined in this prospectus supplement, plus ___%] [___%]. [Interest will be calculated on the basis of the actual number of days in each interest accrual period and a 360-day year.] A failure to pay interest on any notes on a distribution date and that continues for five days constitutes an event of default under the indenture.

     Pass-Through Rate. Interest will accrue on the unpaid principal balance of the certificates at ___% per annum (the "Pass-Through Rate") from the closing date to the first distribution date and after the first distribution date interest will accrue on the certificates for each interest accrual period at [a floating rate equal to LIBOR as defined in this prospectus supplement, plus ___%] [___%]. [Interest will be calculated on the basis of the actual number of days in each interest accrual period and a 360-day year.] A failure to pay interest on any certificates on a distribution date and that continues for five days constitutes an event of default under the trust agreement.


Optional Termination


     The trust will terminate on the distribution date following the earlier of (i) _________________________ and (ii) the final payment or other liquidation of the last mortgage loan in the trust. The mortgage loans will be subject to optional repurchase by the servicer on any distribution date after the principal balance is reduced to an amount less than or equal to $ ____________________ - [5]% of the initial principal balance. The repurchase price will be equal to the sum of the outstanding principal balance and accrued and unpaid interest thereon at the weighted average of the loan rates through the day preceding the final distribution date.


                                  The Seller

     The seller, a wholly owned subsidiary of KeyCorp, is a national banking association headquartered in Cleveland, Ohio. The seller provides: (i) retail and private banking services to consumers, (ii) commercial banking services to small businesses, middle-market and large corporate customers, (iii) capital market services and (iv) trust and asset management services. The seller's retail banking services include consumer lending, including residential mortgage, home equity and direct installment, deposit services and private banking services. The principal executive offices of the seller are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114 (Telephone: (216) 689-6300). None of the seller, the [servicer] or any affiliate of the foregoing, has guaranteed or is otherwise obligated with respect to the securities. We refer you to "The Seller" in the prospectus.

                                 The Indenture


     The following summary describes all of the material terms of the indenture.


Reports to Noteholders

     The indenture trustee will mail to each noteholder, at the noteholder's request, at its address listed on the note Register maintained with the indenture trustee a report setting forth amounts relating to the notes.

Events of Default; Rights Upon Event of Default

     With respect to the notes, events of default under the indenture will consist of:

     o a default for five days or more in the payment of any interest on any note;

     o a default in the payment of the principal of or any installment of the principal of any note when the same becomes due and payable;

     o a default in the observance or performance of any covenant or agreement of the trust made in the indenture and the continuation of the default for a period of 30 days after notice of the default is given to the trust by the indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of the notes then outstanding;


     o any representation or warranty made by the trust in the indenture or in any certificate delivered under the indenture having been incorrect in a material respect as of the time made, and the breach not having been cured within 30 days after notice of the breach is given to the trust by the indenture trustee or to the trust and the indenture trustee by the holders of at least 25% in principal amount of notes then outstanding; or


     o events of bankruptcy, insolvency, receivership or liquidation of the trust.


     [The amount of principal required to be paid to noteholders under the indenture will usually be limited to amounts available to be deposited in the collection account. Therefore, the failure to pay principal on the notes typically will not result in the occurrence of an event of default until the final scheduled distribution date for the notes.] If there is an event of default with respect to a note due to late payment or nonpayment of interest due on a note, additional interest will accrue on the unpaid interest at the interest rate on the note, to the extent lawful until the interest is paid. The additional interest on unpaid interest shall be due at the time the interest is paid. If there is an event of default due to late payment or nonpayment of principal on a note, interest will continue to accrue on the principal at the interest rate on the note until the principal is paid. If an event of default should occur and be continuing with respect to the notes, the indenture trustee or holders of a majority in principal amount of notes then outstanding may declare the principal of the notes to be immediately due and payable. The declaration may, under some circumstances, be rescinded by the holders of a majority in principal amount of the notes then outstanding. If the notes are due and payable following an event of default with respect to the event of default, the indenture trustee may institute proceedings to collect amounts due or foreclose on trust property or exercise remedies as a secured party. If an event of default occurs and is continuing with respect to the notes, the indenture trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of the notes, if the indenture trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the request. Subject to the provisions for indemnification and limitations contained in the indenture, the holders of a majority in principal amount of the outstanding notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the indenture trustee, and the holders of a majority in principal amount of the notes then outstanding may, in some cases, waive any default with respect to the default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes.


     No holder of a note will have the right to institute any proceeding with respect to the indenture, unless:

     o the holder previously has given the indenture trustee written notice of a continuing event of default;

     o the holders of not less than 51% in principal amount of the outstanding notes have made written request to the indenture trustee to institute the proceeding in its own name as indenture trustee;

     o the holder or holders have offered the indenture trustee reasonable indemnity;

     o the indenture trustee has for 60 days failed to institute the proceeding; and

     o no direction inconsistent with the written request has been given to the indenture trustee during the 60-day period by the holders of a majority in principal amount of the notes. In addition, the indenture trustee and the noteholders, by accepting the notes, will covenant that they will not at any time institute against the trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     With respect to the trust, neither the indenture trustee nor the owner trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in the trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the notes or for the agreements of the trust contained in the indenture.

Covenants

     The indenture will provide that the trust may not consolidate with or merge into any other entity, unless:

     o the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

     o the entity expressly assumes the trust's obligation to make due and punctual payments upon the notes and the performance or observance of any agreement and covenant of the trust under the indenture;

     o no event of default shall have occurred and be continuing immediately after the merger or consolidation;

     o the trust has been advised that the ratings of the securities then in effect would not be reduced or withdrawn by any rating agency as a result of the merger or consolidation; and

     o the trust has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the trust or to any noteholder or certificateholder.

     The trust will not, among other things:

     o except as expressly permitted by the indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the trust;

     o claim any credit on or make any deduction from the principal and interest payable in respect of the notes, other than amounts withheld under the Code or applicable state law, or assert any claim against any present or former holder of notes because of the payment of taxes levied or assessed upon the trust;

     o    dissolve or liquidate in whole or in part;

     o permit the validity or effectiveness of the indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the indenture except as may be expressly permitted by the indenture; or


     o permit any lien, charge excise, claim, security interest, mortgage or other encumbrance to be created on or extent to or otherwise arise upon or burden the assets of the trust or any part of the assets of the trust, or any interest in the assets of the trust or the proceeds of the assets of the trust. The trust may not engage in any activity other than as specified under "The Trust". The trust will not incur, assume or guarantee any indebtedness other than indebtedness incurred under the notes and the indenture.


Annual Compliance Statement

     The trust will be required to file annually with the indenture trustee a written statement as to the fulfillment of its obligations under the indenture.

Indenture Trustee's Annual Report


     The indenture trustee will be required to mail each year to all noteholders a report relating to any change in its eligibility and qualification to continue as indenture trustee under the indenture, any amounts advanced by it under the indenture, the amount, interest rate and maturity date of any indebtedness owing by the trust to the indenture trustee in its individual capacity, any change in the property and funds physically held by the indenture trustee in its capacity as indenture trustee and any action taken by it that materially affects the notes and that has not been previously reported, but if none of those changes have occurred, then no report shall be required.


Satisfaction and Discharge of indenture

     The indenture will be discharged with respect to the collateral securing the notes upon the delivery to the indenture trustee for cancellation of all the notes or, with limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all the notes.

Modification of Indenture

     With the consent of the holders of a majority of the outstanding notes, the trust and the indenture trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the indenture, or modify, except as provided below, in any manner the rights of the noteholders. Without the consent of the holder of each outstanding note affected, however, no supplemental indenture will:

     o change the due date of any installment of principal of or interest on any note or reduce the principal amount of any note, the interest rate specified on any note or the redemption price with respect to any note or change any place of payment where or the coin or currency in which any note or any interest on any note is payable;

     o impair the right to institute suit for the enforcement of provisions of the indenture regarding payment;

     o reduce the percentage of the aggregate amount of the outstanding notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with provisions of the indenture or of defaults under the indenture and their consequences as provided for in the indenture;

     o modify or alter the provisions of the indenture regarding the voting of notes held by the trust, the seller or an affiliate of any of them;

     o decrease the percentage of the aggregate principal amount of notes required to amend the sections of the indenture which specify the applicable percentage of aggregate principal amount of the notes necessary to amend the indenture or other related agreements; or

     o permit the creation of any lien ranking prior to or on a parity with the lien of the indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the indenture, terminate the lien of the indenture on any collateral for the notes or deprive the holder of any note of the security afforded by the lien of the indenture. The trust and the indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of modifying in any manner the rights of the noteholders; provided that the action will not materially and adversely affect the interest of any noteholder.

Voting Rights

     At all times, the voting rights of noteholders under the indenture will be allocated among the notes pro rata in accordance with their outstanding principal balances.

Matters Regarding the Indenture Trustee and the Seller


     Neither the seller, the indenture trustee nor any director, officer or employee of the seller or the indenture trustee will be under any liability to the trust or the related noteholders for any action taken or for refraining from the taking of any action in good faith under the indenture or for errors in judgment; provided, however, that none of the indenture trustee, the seller or any director, officer or employee of the indenture trustee or seller will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the indenture. Subject to limitations set forth in the indenture, the indenture trustee and any director, officer, employee or agent of the indenture trustee shall be indemnified by the trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the indenture or by reason of reckless disregard of its obligations and duties under the indenture. Any indemnification by the trust will reduce the amount distributable to the noteholders. All persons into which the indenture trustee may be merged or with which it may be consolidated or any person resulting from the merger or consolidation shall be the successor of the indenture trustee under each indenture.


                              The Trust Agreement


     The following summary describes all of the material terms of the trust agreement.


Reports to Holders

     Concurrently with each distribution to the holders of the certificates, the servicer will forward to the owner trustee for mailing to the holders a statement setting forth, among other items:

     o the amount of interest included in the distribution and the related certificate rate;

     o the amount, if any, of overdue accrued interest included in the distribution, and the amount of interest thereon;

     o the amount, if any, of the remaining overdue accrued interest after giving effect to the distribution;

     o    the amount, if any, of principal included in the distribution;

     o the amount, if any, of the reimbursement of previous liquidation loss amounts included in the distribution;

     o the amount, if any, of the aggregate unreimbursed liquidation loss amounts after giving effect to the distribution;

     o    the servicing fee for the distribution date;

     o    the pool balance as of the end of the preceding Collection Period;

     o the number and aggregate principal balances of the mortgage loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period; and

     o the book value of any real estate which is acquired by the trust through foreclosure or grant of deed in lieu of foreclosure.


     In the case of information furnished under the clauses following the third, fourth and fifth bullet points above, the amounts shall be expressed as a dollar amount per security with a $1,000 denomination.


     Within [ ] days after the end of each calendar year, the servicer will be required to forward to the trustee a statement containing the information set forth in the clauses following the third and eighth bullet points above aggregated for the calendar year.

Amendment

     The trust agreement may be amended by the seller and the owner trustee, without consent of the holders, to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the trust agreement or of modifying in any manner the rights of the holders; provided, however, that the action will not, as evidenced by an opinion of counsel satisfactory to the owner trustee, adversely affect in any material respect the interests of any holders. The trust agreement may also be amended by the seller and the owner trustee with the consent of the holders of notes evidencing at least a majority in principal amount of then outstanding notes and holders owning voting interests aggregating not less than a majority of the aggregate voting interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the trust agreement or modifying in any manner the rights of the holders.

Insolvency Event


     "Insolvency Event" means, with respect to any person, any of the following events or actions; events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Person and actions by the Person indicating its insolvency, reorganization under bankruptcy proceedings or inability to pay its obligations. Upon termination of the trust, the owner trustee shall direct the indenture trustee promptly to sell the assets of the trust, other than the collection account, in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any sale, disposition or liquidation of the mortgage loans will be treated as collections on the mortgage loans and deposited in the collection account. The trust agreement will provide that the owner trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the trust without the unanimous prior approval of all holders, including the seller, of the trust and the delivery to the owner trustee by each securityholder, including the seller, of a certificate certifying that the securityholder reasonably believes that the trust is insolvent.


Liability of the Seller

     Under the trust agreement, the seller will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities, other than those incurred by a noteholder or a holder in the capacity of an investor with respect to the trust, arising out of or based on the arrangement created by the trust agreement.

Voting Interests

     As of any date, the aggregate principal balance of all certificates outstanding will constitute the voting interest of the trust, except that, for purposes of determining voting interests, certificates owned by the trust or its affiliates, other than the seller, will be disregarded and deemed not to be outstanding, and except that, in determining whether the owner trustee is protected in relying upon any request, demand, authorization, direction, notice, consent or waiver, only certificates that the owner trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the owner trustee the pledgor's right so to act with respect to the certificates and that the pledgee is not the trust or its affiliates.

Matters Regarding the Owner Trustee and the Seller


     Neither the seller, the owner trustee nor any director, officer or employee of the seller or the owner trustee will be under any liability to the trust or the related holders for any action taken or for refraining from the taking of any action in good faith under the trust agreement or for errors in judgment; provided, however, that none of the owner trustee, the seller and any director, officer or employee of the owner trustee or the seller will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the trust agreement. Subject to limitations set forth in the trust agreement, the owner trustee and any director, officer, employee or agent of the owner trustee shall be indemnified by the trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the trust agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the trust agreement or by reason of reckless disregard of its obligations and duties under the trust agreement. Any indemnification by the trust will reduce the amount distributable to the holders. All persons into which the owner trustee may be merged or with which it may be consolidated or any person resulting from the merger or consolidation shall be the successor of the owner trustee under each trust agreement.


                           Administration Agreement


     The ________________________, in its capacity as administrator, will enter into the administration agreement with the trust and the owner trustee in which the administrator will agree, to the extent provided in the administration agreement, to provide notices and perform other administrative obligations required by the indenture and the trust agreement.


                             The Indenture Trustee

     [              ] is the indenture trustee under the indenture. The
mailing address of the indenture trustee is [               ], Attention:
Corporate Trust Department.


                               The Owner Trustee

     [              ] is the owner trustee under the trust agreement. The
mailing address of the owner trustee is [              ], Attention:
Corporate Trust Administration.


                                Use of Proceeds

     The net proceeds from the sale of the securities, which are expected to be $______________, will be applied by the seller on the closing date towards the purchase price of the mortgage loans, the payment of expenses related to the sale and the purchase of the mortgage loans and other corporate purposes.


                        Federal Income Tax Consequences

     The Internal Revenue Service issued final regulations on January 27, 1994, and amended them on June 11, 1996, relating to original issue discount ("OID"). The discussion under "Federal Income Tax Consequences-Taxation of Debt Securities" in the Prospectus applies with respect to the final OID regulations.

     Prospective purchasers should see "Federal Income Tax Consequences" in the prospectus for a discussion of the application of federal income tax laws to the trust and the securities.

                            State Tax Consequences


     In addition to the federal income tax consequences described in "Federal Income Tax Consequences", potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the offered securities. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, we suggest that potential investors consult their own tax advisors with respect to the various tax consequences of investments in the offered securities.


                             ERISA Considerations


     Section 406 of the Employee Retirement Income Security Act of 1974 and
Section 4975 of the Internal Revenue Code of 1986 (the "Code") prohibit a pension, profit sharing or other employee benefit or other plan, including an individual retirement account or a Keogh plan, that is subject to Title I of ERISA or to Section 4975 of the Code from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the Plan. Some governmental plans, although not subject to ERISA or the Code, are subject to federal, state or local laws ("Similar Law") that impose similar requirements (those plans subject to ERISA, Section 4975, or Similar Law referred to as "Plans"). A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code or under Similar Law for those persons.


     ERISA also imposes duties on persons who are fiduciaries of Plans subject to ERISA, including the requirements of investment prudence and diversification, and the requirement that the Plan's investments be made in accordance with the documents governing the Plan. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Plan is considered to be a fiduciary of the Plan.


     [Subject to the considerations discussed in "ERISA Considerations" in the Prospectus, the notes may be purchased by a Plan. A fiduciary of a Plan must determine that the purchase of a note is consistent with its fiduciary duties under ERISA and does not result in a nonexempt prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code. Each Plan that purchases a note will be [deemed/required] to represent that its purchase and holding of the note [are eligible for the exemption provided under Prohibited Transaction Class Exemption ("PTCE") 84-14. PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar prohibited transaction exemption/do not give rise to a nonexempt prohibited transaction].

     In addition, the fiduciary of any Plan for which the underwriter, the seller, any trustee, any provider of services to the trust or any of their affiliates (a) has investment or administrative discretion with respect to Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to Plan assets for a fee and under an agreement or understanding that the advice (i) will serve as a primary basis for investment decisions with respect to the Plan assets and (ii) will be based on the particular investment needs for the Plan; or (c) is an employer maintaining or contributing to the Plan should consult with its counsel concerning whether an investment in the notes may constitute or give rise to a prohibited transaction before investing in a note.]


     [It is expected that the certificates will be considered equity interests in the trust for purposes of the Plan Assets Regulation, and that the assets of the trust may therefore constitute plan assets if certificates are acquired by Plans. It is not expected that the certificates will constitute "publicly-offered securities" and the trustee will not monitor ownership of the certificates to ensure that ownership by benefit plan investors is not significant.] [Furthermore, the trust does not contain only assets to which the Exemption, described in the Prospectus, applies.

     As a result, certificates shall not be transferred and the trustee shall not register any proposed transfer of certificates unless it receives (i) a representation substantially to the effect that the proposed transferee is not a Plan, is not acquiring the certificates on behalf of or with the assets of a Plan, including assets that may be held in an insurance company's separate or general accounts where assets in the accounts may be deemed "plan assets" for purposes of ERISA, or (ii) an opinion of counsel in form and substance satisfactory to the trustee and the seller that the purchase or holding of the certificates by or on behalf of a Plan will not constitute a prohibited transaction and will not result in the assets of the trust being deemed to be "plan assets" and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of ERISA and the Code or any Similar Law or subject the trustee, the Certificate administrator or the seller to any obligation in addition to those undertaken in the trust agreement.]


     [It is expected that the Exemption will apply to the acquisition and holding by Plans of the certificates, and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date of this prospectus supplement, there is no single mortgagor that is the obligor on five percent of the obligations included in the trust by aggregate unamortized principal balance of the assets of the trust.


     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the certificates.]

                        Legal Investment Considerations

     The appropriate characterization of the securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the securities will constitute legal investments for them. The seller makes no representation as to the proper characterization of the securities for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase securities under applicable legal investment restrictions. The uncertainties described above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the securities, may adversely affect the liquidity of the securities.

                                 Underwriting


     Subject to the terms and conditions set forth in the underwriting agreement, the seller has agreed to sell to [ _____________ ], the underwriter, and the underwriter has agreed to purchase from the seller, the securities. The underwriter is obligated to purchase all the offered securities if any are purchased. The seller has been advised by the underwriter that it presently intends to make a market in the offered securities; however, it is not obligated to do so, any market-making may be discontinued at any time, and there can be no assurance that an active public market for the securities will develop. Distribution of the securities will be made by the underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the seller are expected to be $____________ from the sale of the notes and $___________ from the sale of the certificates, before deducting expenses payable by the seller of $___________. In connection with the purchase and sale of the securities, the underwriter may be deemed to have received compensation from the seller in the form of underwriting discounts, concessions or commissions.


     The underwriting agreement provides that the seller will indemnify the underwriter against liabilities, including liabilities under the Securities Act of 1933, or contribute payments the underwriter may be required to make in respect of liabilities, including liabilities under the Securities Act of 1933. [The underwriter is an affiliate of the seller.]

                                 Legal Matters

     Legal matters with respect to the securities will be passed upon for the seller by Brown & Wood LLP, New York, New York and for the underwriter by [ _____________ ].

                                    Rating

     It is a condition to issuance that each Class of the notes be rated be
rated not lower than _________ by [               ] and _______ by [         ].
It is a condition to issuance that the certificates be rated at least "____" by [ ___________________________ ] and "____" by [ ]. A securities rating addresses the likelihood of the receipt by certificateholders and noteholders of distributions on the mortgage loans. The rating takes into consideration the structural, legal and tax aspects associated with the certificates and notes. The ratings on the securities do not, however, constitute statements regarding the possibility that certificateholders or noteholders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                            Index of Defined Terms



beneficial owner...................................25
Cede...............................................25
certificates.......................................10
Clearstream........................................25
Code............................................8, 38
Collection Period..................................18
Cooperative........................................27
credit line agreements..............................4
Credit Line Agreements.............................19
debt-to-gross income ratio.........................12
DTC................................................25
eligible account...................................22
eligible substitute mortgage loan..................20
Euroclear..........................................25
Euroclear Operator.................................25
European Depositaries..............................25
events of default..................................30
HELOCs..............................................5
Index..............................................13
Index Rate.........................................13
Insolvency Event...................................36
interest accrual period............................29
Liquidation Loss Amount............................29
margin.............................................12
mortgage loans......................................5
Note Rate..........................................29
notes..............................................10
OID................................................38
Pass-Through Rate..................................30
Plans..............................................38
pool balance.......................................18
prime rate.........................................13
Principal Balance..................................18
Relevant Depositary................................25
repurchase price...................................20
securities.........................................10
Similar Law........................................38
Substitution Adjustment Amounts....................21
Terms and Conditions...............................27
underwriter........................................40

                                $__,___,___,___



                                [ ] HOME EQUITY
                               LOAN TRUST ____-_

                                    Issuer




                      $_________ [Fixed] [Floating] Rate
                              Asset-Backed Notes
                                Series ____-_,


                      $_________ [Fixed] [Floating] Rate
                           Asset-Backed Certificates
                                 Series ____-_




                         KeyBank National Association

                                   (Seller)




                             ---------------------

                             PROSPECTUS SUPPLEMENT

                              [          , --- ]

                             ---------------------

The information in this prospectus supplement is not complete and may be changed. We may not sell these securities until the registration filed with the securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                              [ALTERNATE PAGE]



Prospectus Supplement dated __________ __, ____
To Prospectus dated _____________ __, ____


                                  $__________
                      [ ] Home Equity Loan Trust ____-_,
                                   as Issuer
      $________ Home Equity Loan Asset-Backed Certificates, Series ____-_
          $_______ Home Equity Loan Asset-Backed Notes, Series ____-_





     [                   ]                    KeyBank National Association,

          as servicer                                  as seller



[Certificates]            Principal        [Certificate][Note]      Price to      Underwriting       Proceeds to the
  [Notes]                  Balance                Rate             Public(1)       Discount(2)          Seller(3)
----------------------------------------------------------------------------------------------------------------------
                          $                       %                           %             %                   %
----------------------------------------------------------------------------------------------------------------------
Total                     $                                         $             $                   $

     ---------

     (1) ________ Plus accrued interest, if any, at the [certificate] [note] rate from ____________ ____, ______

     (2) The seller has agreed to indemnify [the underwriter] against liabilities, including liabilities under the Securities Act of 1933.

     (3) Before deducting expenses, payable by the seller, estimated to be $___________.


The [Certificates][Notes]


o the certificates represent a beneficial interest in a trust, whose assets are a pool of closed-end [adjustable][fixed] rate home equity revolving credit line loans and property relating to the loans


o    the notes are secured by assets of the trust

o    currently have no trading market

o are obligations of the trust only and are not obligations of the seller or the servicer or [its/their] affiliates

Credit Enhancement

o will be provided in the form of [overcollateralization] [an irrevocable and unconditional certificate guaranty insurance policy issued by [insurer]]

Review the information in Risk Factors on pages S-9 and S-10 of this prospectus supplement and on pages 2-5 of the prospectus.

o For complete information about the [certificates][notes] read both this prospectus supplement and the prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the [certificates][notes].

This prospectus supplement and the prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp. Company and an affiliate of the seller, in connection with offers and sales related to market-making transactions in the securities in which it acts as principal and/or agent. Sales will be made at prices related to the prevailing prices at the time of sale.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                 [UNDERWRITER]

                                                              [ALTERNATE PAGE]

                             Plan of Distribution

     This prospectus supplement and the prospectus to which it relates are to be used by McDonald Investments Inc., a KeyCorp Company and an affiliate of the seller ("McDonald"), or its successors, in connection with offers and sales related to market-making transactions in the certificates in which McDonald acts as principal. McDonald may also act as agent in these transactions. Sales will be made at prices related to prevailing prices at the time of sale. Any obligations of McDonald are the sole obligations of McDonald and do not create any obligations on the part of any affiliate of McDonald.






Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the securities and exchange commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



Subject to completion, dated May 11, 2000.


Prospectus

                         KEYBANK NATIONAL ASSOCIATION
                           Asset-Backed Certificates
                              Asset-Backed Notes
                              Issuable in series

KeyBank National Association, as the seller, may offer from time to time under this prospectus and the prospectus supplement asset-backed notes and asset-backed certificates which may be sold from time to time in one or more series. Each series of securities will be issued in one or more classes.


The prospectus supplement will set forth the specific assets of the trust and the seller or sellers from whom the assets are acquired. The assets may include:


(a)     one or more pools of:


o closed-end and revolving home equity loans or balances of those loans and loans of which the proceeds have been applied to the purchase of the related mortgaged property, secured by mortgages primarily on one- to four-family residential properties and properties that include residential and income-producing non-residential units;


o home improvement installment sales contracts and installment loan agreements which may be unsecured, secured by mortgages primarily on one- to four-family residential properties, or secured by purchase money security interests in the related home improvements;

o     private securities; and

o     agency securities;


(b) all monies due under the above assets, which may be net of amounts payable to the servicer; and


(c) funds or accounts established for the trust or one or more forms of enhancement.

The prospectus supplement will state if the trust will make a REMIC election for federal income tax purposes.


For a discussion of risks associated with an investment in the securities, see Risk Factors on page 2.


Neither the SEC nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

                                 Risk Factors

         You should carefully consider the following risk factors prior to any purchase of the securities.

Limited Liquidity May Result in Delays in Liquidations or Lower Returns

         There will be no market for the securities of any series prior to its issuance, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide holders with liquidity of investment or that any market will continue for the life of the securities. One or more underwriters, as specified in the prospectus supplement, may expect to make a secondary market in the securities, but they have no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities or the price you receive may be less than that which is offered for a comparable liquid security.

Payments on Securities Are Limited to the Assets of Trust


         The securities will be payable solely from the assets of the trust, including if applicable, any amounts available due to any enhancement. There will be no recourse to the seller or any other person for any default on the notes or any failure to receive distributions on the certificates. If payments from the assets of the trust become insufficient to make payments on the securities, no other assets would be available for payment of the deficiency and you could experience a loss.

         In addition, as specified in the prospectus supplement, at times, trust assets and any funds remaining in the collection account or distribution account immediately after making all payments due on the securities and other required payments, may be released or remitted to the seller, the servicer, the provider of any enhancement or any other entitled person and will not be available for making payments to securityholders.


         We refer you to "The Agreements - Assignment of Trust Assets."

Enhancement May Be Insufficient to Cover Losses

         Although enhancement is intended to reduce the risk of delinquent payments or losses to holders of securities, the amount of the enhancement, if any, will be limited, as set forth in the prospectus supplement. The available enhancement may decline or be depleted before the securities are paid in full, and as a result, you may suffer losses. For example, enhancement may be insufficient in cases of greater than anticipated losses or where the enhancement provider is unable to meet its obligations.

         We refer you to "Enhancement."

Timing and Rate of Prepayments May Result in Lower Yield

         The yield to maturity experienced by a holder of securities may be affected by the rate of payment of principal of the trust assets. An investor who purchases a security at a discount may realize a lower yield if prepayments are less than anticipated, alternatively, an investor who purchases a security at a premium may realize a lower yield if prepayments are greater than anticipated. The timing of principal payments of the securities of a series will be affected by a number of factors, including the following:

          o the extent of prepayments of the loans and the underlying loans relating to the private securities and the agency securities, which prepayments may be influenced by a variety of factors,

          o the manner of allocating principal payments among the classes of securities as specified in the prospectus supplement and

          o the exercise by the entitled party of any right of optional termination. Prepayments may also result from repurchases of these assets due to material breaches of the seller's warranties.

         We refer you to "Description of the Securities--Weighted Average Life of Securities."

         Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield at par to holders will be less than the indicated coupon rate.

         We refer you to "Description of the Securities--Payments of Interest."

Junior Liens May Result in Losses in Foreclosure Proceedings

         Since some of the mortgages are junior liens, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of the junior mortgage only to the extent that the claims of senior mortgagees have been satisfied in full, including any related foreclosure costs. Mortgage loans that are secured by junior mortgages will receive proceeds from a sale of the related mortgaged property only after any senior mortgage loans and prior statutory liens have been paid. If the remaining proceeds are insufficient to satisfy the mortgage loan in the trust fund and the certificate insurer fails to perform its obligations under the policy, then:

          o there will be a delay in distributions to you while a deficiency judgment against the borrower is sought; and

          o you may incur a loss if a deficiency judgment cannot be obtained.

         A junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either pay the entire amount due on the senior mortgages to the senior mortgagees at or prior to the foreclosure sale or undertake the obligation to make payments on the senior mortgages in the event the mortgagor is in default. The trust will not have any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

Decrease in Value of Mortgaged Property Would Disproportionately Affect Junior Lienholders


         There are several factors that could adversely affect the value of properties so that the outstanding balance of the related loan, together with any senior financing on the properties, would equal or exceed the value of the properties. Among the factors that could adversely affect the value of the properties are an overall decline in the residential real estate market in the areas in which the properties are located or a decline in the general condition of the properties as a result of failure of borrowers to maintain adequately the properties or of natural disasters that are not necessarily covered by insurance, including earthquakes and floods. That type of decline could extinguish the value of a junior interest in property before having any effect on the related senior interest. If a decline occurs, the rates of delinquencies, foreclosure and losses on the junior loans may increase, resulting in losses in the securities.


Costs for Cleaning Environmentally Contaminated Property May Result in Losses


         Under state and federal laws, an environmentally contaminated property may give rise to a lien on the property to assure the costs of cleanup. In addition these laws may impute liability for cleanup costs to the lender if the lender was involved in the operations of the borrower, even if the environmental damage was caused by a prior owner. Any lien or costs attached to a contaminated property could result in a loss to securityholders.


         We refer you to "Legal Aspects of the Loans-Environmental Risks" in this prospectus for more detail.

State and Federal Laws May Limit Ability to Collect on Loans


         Applicable federal and state laws regulate interest rates and other charges and require disclosures. In addition, other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans. Depending on the provisions of the applicable law and the specific facts involved, violations may limit the ability to collect all or part of the principal of or interest on the mortgage loans. In some cases, the borrower may be entitled to a refund of amounts previously paid and could subject the trust to damages and administrative enforcement.


         The home improvement contracts are also subject to federal and state laws which protect a homeowner from defective craftmanship or incomplete work by a contractor. These laws permit the borrower to withhold payment if the work does not meet the quality and durability standards agreed to by the homeowner and the contractor. These laws may have the effect of subjecting the trust to all claims and defenses which the borrower had against the seller.

         We refer you to "Legal Aspects of the Loans" in this prospectus for more detail.

Rating of the Securities Does Not Assure Payment


         It will be a condition to the issuance of the offered securities that they be rated in one of the four highest rating categories by each rating agency identified in the prospectus supplement. The ratings of the securities will be based on, among other things, the adequacy of the value of the trust assets and any enhancement. The rating should not be deemed a recommendation to purchase, hold or sell the securities, particularly since the ratings do not address market price or suitability for an investor. There is no assurance that the ratings will remain in effect over the life of the securities, and may be lowered or withdrawn.


         We refer you to "Ratings" in this prospectus for more detail.

Liquidation Value of Trust Assets May Be Insufficient to Satisfy All Claims Against Trust

         There is no assurance that the market value of the trust assets at any time will equal the principal amount of the securities. In addition, under any situation in which the trust assets are required to be sold, the proceeds will be paid to cover administrative costs before being paid to you. The net proceeds may be insufficient to pay the principal and interest on the securities.

                         Description of the Securities

General


         The securities will be issued in series. The notes will be issued under an indenture between the trust and the trustee identified in the prospectus supplement. A form of indenture has been filed as an exhibit to the registration statement of which this prospectus forms a part. The certificates will be issued under either a pooling and servicing agreement or a trust agreement among KeyBank National Association as the seller, the servicer specified in the prospectus supplement if the series relates to loans, and the trustee. A form of pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus forms a part. A series may consist of both notes and certificates. The term "Agreement" is used in this prospectus to refer to, with respect to a series of certificates, the pooling and servicing agreement or trust agreement, and with respect to a series of notes, the indenture and the servicing agreement, as the context requires.

         The following summaries describe all of the material provisions in the Agreements common to each series of securities. Where particular provisions or terms used in the Agreements are referred to, the actual provisions are incorporated by reference as part of the summaries.


         Each series of securities will consist of one or more classes of securities, one or more of which may be:

          o    compound interest securities,

          o    fixed interest securities,

          o    variable interest securities,

          o    planned amortization class securities,

          o    zero coupon securities,

          o    principal only securities,

          o    interest only securities, or

          o    participating securities.


A series may also include one or more classes of subordinate securities. The securities of each series will be issued only in fully registered form, without coupons, in the authorized denominations for each class specified in the prospectus supplement. Upon satisfaction of the conditions, if any, applicable to a class of a series, as described in the prospectus supplement, the transfer of the securities may be registered and the securities may be exchanged at the office of the trustee without the payment of any service charge other than any tax or governmental charge payable in connection with the registration of transfer or exchange. If specified in the prospectus supplement, one or more classes of a series may be available in book-entry form only.

         As specified in the prospectus supplement, payments of principal of and interest on a series of securities will be made on the distribution dates specified in the prospectus supplement by check mailed to registered securityholders at their registered addresses. Payments may be made by wire transfer at the expense of the requesting securityholder- as described in the prospectus supplement. The final payments of principal in retirement of each security will be made only upon presentation and surrender of the security at the office of the trustee specified in the prospectus supplement. Notice of the final payment on a security will be mailed to the holder of the security before the distribution date on which the final principal payment on any security is expected to be made to the holder of the security.

         Payments of principal of and interest on the securities will be made by the trustee, or a paying agent on behalf of the trustee, as specified in the prospectus supplement. Typically, all payments with respect to the trust assets for a series, together with reinvestment income thereon, amounts withdrawn from any reserve fund, and amounts available due to any other enhancement specified in the prospectus supplement will be deposited directly into a separate collection account established by the trustee or the servicer. The amount deposited to the collection account, if and as provided in the prospectus supplement, will be net of amounts payable to the servicer and any other person specified in the prospectus supplement. Amounts on deposit in the collection account will be deposited into the distribution account and will be available to make payments on securities of a series on the next distribution date. See "The Trusts--Collection and Distribution Accounts."


Valuation of the Trust Assets

         If specified in the prospectus supplement for a series of notes, each trust asset included in the trust for a series will be assigned an initial asset value. The asset value of the trust assets will be equal to the product of the asset value percentage as set forth in the indenture and the lesser of:


          o the stream of remaining regularly scheduled payments on the trust assets, net, unless otherwise provided in the prospectus supplement, of amounts payable as expenses, together with income earned on each scheduled payment received through the day preceding the next distribution date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the notes of the series over periods equal to the interval between payments on the notes, and


          o    the then principal balance of the trust assets.

Typically, the initial asset value of the trust assets will be at least equal to the principal amount of the notes of the related series at the date of issuance.


         The "Assumed Reinvestment Rate", if any, for a series will be the highest rate permitted by each rating agency specified in the prospectus supplement or a rate insured by means of a surety bond, guaranteed investment contract, deposit agreement or other arrangement satisfactory to those rating agencies. If the Assumed Reinvestment Rate is so insured, the prospectus supplement will set forth the terms of that arrangement.


Payments of Interest


         The securities of each class by their terms entitled to receive interest will bear interest from the date and at the rate per annum specified, or calculated in the method described, in the prospectus supplement. Interest on a class of securities of a series will be payable on the distribution date and in the priority specified in the prospectus supplement. The rate of interest on the securities of a series may be fixed or variable or may change with changes in the annual percentage rates of the loans or underlying loans, as applicable, included in the related trust or as prepayments occur with respect to the loans or underlying loans, as applicable. Principal only securities will be entitled to little or no interest distributions. Any interest on zero coupon securities that is not paid on a distribution date will accrue and be added to the principal balance.

         Interest payable on the securities on a distribution date will include all interest accrued during the period specified in the prospectus supplement. In the event interest accrues during the calendar month preceding a distribution date, the effective yield to securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the securities were to accrue through the day immediately preceding that distribution date.


Payments of Principal

         On each distribution date, principal payments will be made to those securityholders entitled to principal, to the extent set forth in the prospectus supplement. The principal payments will be made in an aggregate amount determined as specified in the prospectus supplement and will be allocated among the respective classes of a series in the manner, at the times and in the priority set forth in the prospectus supplement.


         Interest only securities are not entitled to principal. Interest only securities may be assigned a notional amount, but that value will be used primarily for the calculation of interest payments and will not represent the right to receive any distributions allocable to principal.


Final Scheduled Distribution Date

         The final scheduled distribution date with respect to each class of notes is the date on which the principal of the class of notes will be fully paid. With respect to each class of certificates, the final scheduled distribution date will be the date on which the entire aggregate principal balance of the class of certificates is expected to be reduced to zero. These calculations will be based on the assumptions described in the prospectus supplement. The final scheduled distribution date for each class of securities will be specified in the prospectus supplement.

         The actual final distribution date of the securities of a series will depend primarily upon the rate of principal payment of the loans and the underlying loans relating to the private securities and the agency securities, as applicable, in the trust. Since payments on the trust assets, including prepayments, will be used to make distributions in reduction of the outstanding principal amount of the securities, it is likely that the actual final distribution date of any class will occur earlier, and may occur substantially earlier, than its final scheduled distribution date. Furthermore, with respect to the certificates, as a result of delinquencies, defaults and liquidations of the trust assets in the trust, the actual final distribution date of any certificate may occur later than its final scheduled distribution date. No assurance can be given as to the actual prepayment experience with respect to the trust assets. See "Weighted Average Life of the Securities".

Special Redemption


         If specified in the prospectus supplement, in some cases, one or more classes of securities may be subject to special redemption, in whole or in part, if a determination is made that the amount of interest that will accrue on the trust assets will be less than the amount of interest that will accrue on the securities. In that event, the trustee will redeem a principal amount of securities as this will cause the available interest amount to equal the amount of interest that will accrue on the securities outstanding after the redemption.


Optional Redemption, Purchase of Trust Assets or Securities, Termination of
Trust


         The seller or the servicer may, at its option, redeem, in whole or in part, one or more classes of notes or purchase one or more classes of certificates of any series, on any distribution date under the circumstances, if any, specified in the prospectus supplement. Alternatively, if specified in the prospectus supplement, the seller, the servicer, or another entity designated in the prospectus supplement may, at its option, cause an early termination of a trust by repurchasing all of the trust assets from the trust. Notice of the redemption, purchase or termination must be given by the seller or the trustee prior to the related date. The redemption, purchase or repurchase price will be set forth in the prospectus supplement. If specified in the prospectus supplement, in the event that a REMIC election has been made, the trustee shall receive a satisfactory opinion of counsel that the optional redemption, purchase or termination will be conducted so as to constitute a "qualified liquidation" under Section 860F of the Code.


         In addition, the prospectus supplement may provide other circumstances under which securityholders could be fully paid significantly earlier than would otherwise be the case if payments or distributions were solely based on the activity of the trust assets.

Weighted Average Life of the Securities


         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of the security will be repaid to the investor. The weighted average life of a security will typically be influenced by the rate at which the amount financed under the loans or underlying loans, as applicable, included in the trust is paid, which may be in the form of scheduled amortization or prepayments.


         Prepayments on loans and other receivables can be measured relative to a prepayment standard or model. The prospectus supplement will describe the prepayment standard or model, if any, used and may contain tables setting forth the projected weighted average life of each class of securities and the percentage of the original principal amount of each class of securities that would be outstanding on specified distribution dates based on the assumptions stated in the prospectus supplement.

         There is, however, no assurance that prepayment of the loans or underlying loans, as applicable, included in the trust will conform to any level of any prepayment standard or model specified in the prospectus supplement. The rate of principal prepayments on pools of loans is influenced by a variety of economic, demographic, geographic, legal, tax, social and other factors.


         The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. If prevailing interest rates fall significantly below the interest rates on the loans or underlying loans, as applicable, for a series, the loans typically are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by the loans. In this regard, it should be noted that the loans or underlying loans, as applicable, for a series may have different interest rates. In addition, the weighted average life of the securities may be affected by the varying maturities of the loans or underlying loans, as applicable. If any loans or underlying loans, as applicable, for a series have actual terms-to-stated maturity of less than those assumed in calculating the final scheduled distribution date of the related securities, one or more classes of the series may be fully paid prior to their respective final scheduled distribution dates, even in the absence of prepayments and a reinvestment return higher than the Assumed Reinvestment Rate.


                                  The Trusts

General

         The notes will be secured by the pledge of the assets of the trust, and the certificates will represent interests in the trust assets, or in a group of assets specified in the prospectus supplement. The trust of each series will include assets composed of:

          o    the loans;

          o amounts available from the reinvestment of payments on the trust assets at the Assumed Reinvestment Rate, if any, specified in the prospectus supplement;

          o    enhancements, as described under "Enhancement";

          o properties that secured a loan but which are acquired by foreclosure or deed in lieu of foreclosure or repossession; and

          o the amount, if any, initially deposited in the collection account or distribution account for a series as specified in the prospectus supplement.


         The securities will be non-recourse obligations of the trust. Typically, the assets of the trust will serve as collateral for only one series of securities. Noteholders may only proceed against that collateral in the case of a default and may not proceed against any assets of the seller, any of its affiliates or the assets of the trust not pledged to secure the notes.

         The trust assets for a series will be sold by the seller to the trust. Private securities will be purchased by the seller in secondary market transactions, not from the issuer of the securities or an affiliate of the issuer. Agency securities will be purchased either in the secondary market or otherwise. Loans may be purchased by the seller in privately negotiated transactions, which may include transactions with affiliates of the seller. The trust assets will be transferred by the seller to the trust. Loans relating to a series will be serviced by the servicer specified in the prospectus supplement, which may be the seller, under a pooling and servicing agreement or a servicing agreement.

         A trust relating to a series of securities may be a business trust formed under a trust agreement between the seller and the trustee, as described in the prospectus supplement. The trust assets may consist of any combination of loans, private securities and agency securities, as specified in the prospectus supplement.

         With respect to each trust, prior to the initial offering of the related series of securities, the trust will have no assets or liabilities. No trust is expected to engage in any activities other than acquiring, managing and holding the trust assets and other assets contemplated in this prospectus and in the prospectus supplement and the related proceeds, issuing securities and making payments and distributions thereon and related activities. No trust is expected to have any source of capital other than its assets and any related enhancement.

         The seller anticipates that the trusts will be organized in either New York or Delaware.


The Loans

         The term "loans" as used in this prospectus includes mortgage loans, which may be closed-end or revolving credit line home equity loans, and home improvement contracts.

         Mortgage Loans.


         The property which secures repayment of the loans is referred to as the "mortgaged properties". The trust assets for a series may consist, in whole or in part, of closed-end and revolving home equity loans or balances of those loans and loans of which the proceeds have been applied to the purchase of the related mortgaged property secured by mortgages primarily on single family properties which may be subordinated to other mortgages on the same mortgaged property. The mortgage loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section and in the prospectus supplement.

         As more fully described in the prospectus supplement, interest on each revolving credit line loan, excluding introductory rates offered from time to time during promotional periods, may be computed and payable monthly on the average daily outstanding principal balance of the loan. Principal amounts on the revolving credit line loans may be drawn down up to a maximum amount as set forth in the prospectus supplement or repaid from time to time. If specified in the prospectus supplement, new draws by borrowers under the revolving credit line loans will automatically become part of the trust. As a result, the aggregate balance of the revolving credit line loans will fluctuate from day to day as new draws by borrowers are added to the trust and principal payments are applied to the balances and the amounts of the draws and payments will usually differ each day, as more specifically described in the prospectus supplement.

         Typically, the full principal amount of a closed-end loan is advanced at origination of the loan and is repayable in equal or substantially equal installments of an amount sufficient to fully amortize the loan at its stated maturity. As more fully described in the prospectus supplement, interest on each mortgage loan is calculated on the basis of the outstanding principal balance of the loan multiplied by the interest rate thereon and further multiplied by a fraction described in the prospectus supplement. The original terms to stated maturity of the loans usually will not exceed 360 months. In some cases, under either a revolving credit line loan or a closed-end loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.


         The mortgaged properties will include primarily single family property. The mortgaged properties may consist of:

          o    detached individual dwellings,

          o    individual condominiums,

          o    townhouses,

          o    duplexes,

          o    row houses, and

          o    individual units in planned unit developments.

As specified in the prospectus supplement, each single family property will be located on land owned in fee simple by the borrower or on land leased by the borrower for a term of at least ten years greater than the term of the related loan. Attached dwellings may include owner-occupied structures where each borrower owns the land upon which the unit is built, with the remaining adjacent land owned in common or dwelling units subject to a proprietary lease or occupancy agreement in a cooperatively owned apartment building.


         The mortgaged properties may also include a small portion - no more than 5.00% - of mixed-use properties that are partly income producing non-residential properties. At least 50% of the square footage of each of these properties are residential. Also included in this category are properties containing five or more residential units and no non-residential space. These mixed-use properties may be owner occupied or investor properties and the loan purpose may be a refinancing or a purchase.

         Typically, mortgages on cooperative dwellings consist of a lien on the shares issued by the cooperative dwelling and the proprietary lease or occupancy agreement relating to the cooperative dwelling.


         The aggregate principal balance of loans secured by mortgaged properties that are owner-occupied will be disclosed in the prospectus supplement. The basis for a representation that a given percentage of the loans are secured by single family property that is owner-occupied usually is either:

          o the making of a representation by the mortgagor at origination of the loan either that the underlying mortgaged property will be used by the mortgagor for a period of at least six months every year or that the mortgagor intends to use the mortgaged property as a primary residence, or

          o a finding that the address of the underlying mortgaged property is the mortgagor's mailing address as reflected in the servicer's records.

To the extent specified in the prospectus supplement, the mortgaged properties may include non-owner occupied investment properties and vacation and second homes.

         The initial combined loan-to-value ratio of a loan is computed in the manner described in the prospectus supplement and may take into account the amounts of any related senior mortgage loans.

         Home Improvement Contracts.


         The trust assets for a series may consist, up to a maximum of 10% of the amount of trust assets as of the cut-off date, of home improvement installment sales contracts and installment loan agreements originated by a home improvement contractor in the ordinary course of business. As specified in the prospectus supplement, the home improvement contracts will either be unsecured or secured by the mortgages primarily on single family properties which are usually subordinate to other mortgages on the same mortgaged property or by purchase money security interests in home improvements. As specified in the prospectus supplement, the home improvement contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described in this section and in the prospectus supplement.


         The home improvements securing the home improvement contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

         If applicable, the initial loan-to-value ratio of a home improvement contract is computed in the manner described in the prospectus supplement.

         Additional Information.

         The selection criteria which shall apply with respect to the loans, including, but not limited to, the combined loan-to-value ratios or loan-to-value ratios, as applicable, original terms to maturity and delinquency information, will be specified in the prospectus supplement.


         Some loans may be delinquent or non-performing as specified in the prospectus supplement. Loans may be originated by or acquired from an affiliate of the seller and an affiliate of the seller may be an obligor with respect to any of those loans. To the extent provided in the prospectus supplement, additional loans may be periodically added to the trust, or may be removed from time to time if asset value tests are met, as described in the prospectus supplement.


         The loans for a series may include loans that do not amortize their entire principal balance by their stated maturity in accordance with their terms and require a balloon payment of the remaining principal balance at maturity, as specified in the prospectus supplement. As further described in the prospectus supplement, the loans for a series may include loans that do not have a specified stated maturity.

         The prospectus supplement for each series will provide information with respect to the loans that are trust assets as of the cut-off date, including, among other things, and to the extent relevant:

               (a)       the aggregate unpaid principal balance of the loans or
                    the aggregate unpaid principal balance included in the trust for the related series;

               (b)       the range and weighted average interest rate on the
                    loans, and, in the case of adjustable rate loans, the range and weighted average of the current interest rates and the lifetime rate caps, if any;

               (c)       the range and average outstanding principal balance of
                    the loans;

               (d)       the weighted average original and remaining term-to-
                    stated maturity of the loans and the range of original and remaining terms-to-stated maturity, if applicable;

               (e)       the range and weighted average of combined loan-to-
                    value ratios or loan-to-value ratios for the loans, as applicable;

               (f)       the percentage, by principal balance as of the cut-off
                    date, of loans that accrue interest at adjustable or fixed interest rates;

               (g)       any special hazard insurance policy or bankruptcy bond
                    or other enhancement relating to the loans;

               (h)       the percentage, by principal balance as of the cut-off
                    date, of loans that are secured by mortgaged properties, home improvements or are unsecured;

               (i)       the geographic distribution of any mortgaged
                    properties securing the loans;

               (j)       the percentage of loans, by principal balance as of
                    the cut-off date, that are secured by single family properties, shares relating to cooperative dwellings, condominium units, investment property and vacation or second homes;

               (k)       the lien priority of the loans;

               (l)       the credit limit utilization rate of any revolving
                    credit line loans; and

               (m)       the delinquency status and year of origination of the
                    loans.

The prospectus supplement will also specify any other limitations on the types or characteristics of loans for a series.


         If information of the nature described above respecting the loans is not known to the seller at the time the securities are initially offered, approximate or more general information of the nature described in the previous paragraph will be provided in the prospectus supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related series and to be filed with the Commission within 15 days after the initial issuance of the securities.


Private Securities

         General.

         Trust assets for a series may consist, in whole or in part, of private securities which include pass-through certificates representing beneficial interests in loans and collateralized obligations secured by loans. The private securities will have previously been:


          o offered and distributed to the public under an effective registration statement, or

          o purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of the securities at the time of sale nor an affiliate at any time during the three preceding months; provided a period of three years has elapsed since the later of the date the securities were acquired from the issuer or an affiliate.


         Although individual loans underlying the private securities, may be insured or guaranteed by the United States or an agency or instrumentality of the United States, they need not be, and private securities themselves will not be so insured or guaranteed. The underlying loans may be fixed rate, level payment, fully amortizing loans or adjustable rate loans or loans having balloon or other irregular payment features. The underlying loans will be secured by mortgages on mortgaged properties.


         All purchases of private securities for a series by the seller will be made in secondary market transactions, not from the issuer of the private securities or any affiliate of the issuer. As a result, no purchases of private securities offered and distributed to the public under an effective registration statement will be made by the seller for at least ninety days after the initial issuance of the private securities.

         Private securities will have been issued under a pooling and servicing agreement, a trust agreement or similar agreement (a "PS Agreement"). The seller/servicer of the underlying loans will have entered into the PS Agreement with the trustee under the PS Agreement (the "PS Trustee"). The PS Trustee or its agent, or a custodian, will possess the underlying loans. Underlying loans will be serviced by a servicer (the "PS Servicer") directly or by one or more sub-servicers who may be under the supervision of the PS servicer.

         The sponsor of the private securities (the "PS Sponsor") will be a financial institution or other entity engaged in the business of lending; a public agency or instrumentality of a state, local or federal government; or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling loans to the trusts, and selling beneficial interests in the trusts. If so specified in the prospectus supplement, the PS Sponsor may be an affiliate of the seller. As specified in the prospectus supplement, the obligations of the PS Sponsor will be limited to representations and warranties with respect to the assets conveyed by it to the related trust. Typically, the PS Sponsor will not have guaranteed any of the assets conveyed to the related trust or any of the private securities issued under the PS Agreement. Additionally, although the underlying loans may be guaranteed by an agency or instrumentality of the United States, the private securities themselves will not be so guaranteed.

         Distributions of principal and interest will be made on the private securities on the dates specified in the prospectus supplement. The private securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the private securities by the PS Trustee or the PS Servicer. As specified in the prospectus supplement, payments on the private securities will be distributed directly to the trustee as the registered owner of the private securities. The PS Sponsor or the PS Servicer may have the right to repurchase the underlying loans after a date or under other circumstances specified in the prospectus supplement.


         Enhancement Relating to Private Securities.


         Enhancement in the form of reserve funds, subordination of other private securities issued under the PS Agreement, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of enhancement may be provided with respect to the underlying loans or with respect to the private securities themselves. The type, characteristics and amount of enhancement will be a function of characteristics of the underlying loans and other factors and will have been established for the private securities on the basis of requirements of the nationally recognized statistical rating organization that rated the private securities.


         Additional Information.

         The prospectus supplement for a series for which the trust assets includes private securities will specify the material terms of the private securities, which may include:


               (a)       the aggregate approximate principal amount and type of
                    the private securities to be included in the trust for the series;

               (b)       characteristics of the underlying loans including:


               o the payment features of the underlying loans, i.e., whether they are fixed rate or adjustable rate and whether they provide for fixed level payments or other payment features,

               o the approximate aggregate principal balance, if known, of the underlying loans insured or guaranteed by a governmental entity,

               o the servicing fee or range of servicing fees with respect to the underlying loans,

               o the minimum and maximum stated maturities of the underlying loans at origination,

               o the lien priority and credit utilization rates, if any, of the underlying loans, and

               o the delinquency status and year of origination of the underlying loans;

               (c)       the maximum original term-to-stated maturity of the
                    private securities;

               (d)       the weighted average term-to-stated maturity of the
                    private securities;

               (e)       the pass-through or certificate rate or ranges for the
                    private securities;


               (f)       the PS Sponsor, the PS Servicer, if other than the PS
                    Sponsor, and the PS Trustee for the private securities;

               (g)       characteristics of credit support, if any, including
                    reserve funds, insurance policies, letters of credit or guarantees relating to the underlying loan or to the private securities themselves;


               (h)       the terms on which underlying loans may, or are
                    required to, be purchased prior to their stated maturity or the stated maturity of the private securities; and

               (i)       the terms on which underlying loans may be substituted
                    for those originally underlying the private securities.

Agency Securities


         Trust assets for a series may consist, in whole or in part, of agency securities which include securities issued by Ginnie Mae, Freddie Mac and Fannie Mae or another government sponsored enterprise that has a comparable market capitalization and that makes information publicly available comparable to that of Exchange Act reporting companies.


         All of the agency securities will be registered in the name of the trustee or its nominee or, in the case of agency securities issued only in book-entry form, a financial intermediary that is a member of the Federal Reserve System or of a clearing corporation on the books of which the security is held. Each agency security will evidence an interest in a pool of mortgage loans that would be eligible to be mortgage loans and in principal distributions and interest distributions thereon.

         The descriptions of Ginnie Mae, Freddie Mac and Fannie Mae certificates in this prospectus supplement are descriptions of certificates representing proportionate interests in a pool of mortgage loans and in the payments of principal and interest thereon. Ginnie Mae, Freddie Mac or Fannie Mae may also issue mortgage-backed securities representing a right to receive distributions of interest only or principal only or disproportionate distributions of principal or interest or to receive distributions of principal and interest prior or subsequent to distributions on other certificates representing interests in the same pool of mortgage loans. The terms of the agency certificates to be included in a trust and of the underlying mortgage loans will be described in the prospectus supplement.

         Ginnie Mae.


         Ginnie Mae is a wholly owned corporate instrumentality of the United States within HUD. Section 306(g) of Title III of the National Housing Act of 1934 (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pools of loans guaranteed or insured by the FHA or the VA and by pools of other eligible mortgage loans.


         Section 306(g) of the Housing Act provides that "the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under this subsection". To meet its obligations under its guaranties, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

         Freddie Mac.


         Freddie Mac is a corporate instrumentality of the United States created under Title III of the Emergency Home Finance Act of 1970. Freddie Mac's common stock is owned by the Federal Home Loan Banks, and its preferred stock is owned by the stockholders of the Federal Home Loan Banks. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of urgently needed housing. It seeks to provide an enhanced degree of liquidity for residential mortgage investments primarily by assisting in the development of secondary markets for conventional mortgages. The principal activity of Freddie Mac currently consists of the purchase of first lien conventional residential mortgage loans or participation interests in the mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities. Freddie Mac is confined to purchasing, so far as practicable, conventional mortgage loans and participation interests in conventional mortgage loans which it deems to be of the quality, type and class as to meet the purchase standards imposed by private institutional mortgage investors.

         Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute debts or obligations of the United States or any Federal Home Loan Bank. The obligations of Freddie Mac under its guaranty are obligations solely of Freddie Mac and are not backed by, or entitled to, the full faith and credit of the United States. If Freddie Mac were unable to satisfy its obligations, distributions to holders of Freddie Mac certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, monthly distributions to holders of Freddie Mac certificates would be affected by delinquent payments and defaults on the mortgage loans.

         Freddie Mac certificates duly presented for registration of ownership on or before the last business day of a month are registered effective as of the first day of the month. The first remittance to a registered holder of a Freddie Mac certificate will be distributed so as to be received normally by the 15th day of the second month following the month in which the purchaser became a registered holder of the Freddie Mac certificate. Each other remittance will be distributed monthly to the registered holder so as to be received normally by the 15th day of each month. The Federal Reserve Bank of New York maintains book-entry accounts with respect to Freddie Mac certificates sold by Freddie Mac on or after January 2, 1985, and makes payments of principal and interest each month to the registered holders in accordance with the holders' instructions.


         Fannie Mae.


         Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder-owned and privately-managed corporation by legislation enacted in 1968.


         Fannie Mae provides funds to the mortgage market primarily by purchasing mortgage loans from lenders, allowing lenders to make more loans. Fannie Mae acquires funds to purchase mortgage loans from many capital market investors that may not ordinarily invest in mortgages, expanding the total amount of funds available for housing. Operating nationwide, Fannie Mae helps to redistribute mortgage funds from capital-surplus to capital-short areas.


         Fannie Mae guarantees to each registered holder of a Fannie Mae certificate that it will distribute amounts representing scheduled principal and interest at the applicable pass-through rate on the underlying mortgage loans, whether or not received, and the holder's proportionate share of the full principal amount of any foreclosed or other finally liquidated mortgage loan, whether or not the principal amount is actually recovered. If Fannie Mae were unable to perform its obligations, distributions on Fannie Mae certificates would consist solely of payments and other recoveries on the underlying mortgage loans and, accordingly, delinquencies and defaults would affect monthly distributions to holders of Fannie Mae certificates. The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by, nor entitled to, the full faith and credit of the United States.


         Fannie Mae certificates evidencing interests in pools of mortgage loans formed on or after May 1, 1985, other than Fannie Mae certificates backed by pools containing graduated payment mortgage loans or mortgage loans secured by multifamily projects, are available in book-entry form only. Distributions of principal and interest on each Fannie Mae certificate will be made by Fannie Mae on the 25th day of each month to the persons in whose name the Fannie Mae certificate is entered in the books of the Federal Reserve Banks, or registered on the Fannie Mae certificate register in the case of fully registered Fannie Mae certificates, as of the close of business on the last day of the preceding month. With respect to Fannie Mae certificates issued in book-entry form, distributions thereon will be made by wire, and with respect to fully registered Fannie Mae certificates, distributions thereon will be made by check.

         Stripped Securities.


         Agency securities may consist of one or more stripped securities, each as described in this prospectus and in the prospectus supplement, issued by Ginnie Mae, Freddie Mac, Fannie Mae or another government sponsored enterprise that has a comparable market capitalization and that makes information publicly available comparable to that of Exchange Act reporting companies. Each agency security will represent an undivided interest in all or part of either only the principal distributions or only the interest distributions, or in some specified portion of the principal and interest distributions on the agency securities. The underlying securities will be held under a trust agreement by a trustee named in the prospectus supplement.


Collection and Distribution Accounts


         A separate collection account will be established by the trustee or the servicer, in the name of the trustee, for each series of securities for receipt of the amount of cash, if any, specified in the prospectus supplement to be initially deposited by the seller, all amounts received on or with respect to the trust assets and, usually, the income earned thereon. As specified in the prospectus supplement, the trustee shall be required to apply a portion of the amount in the collection amount, together with reinvestment earnings from Eligible Investments to the payment of amounts payable to the servicer under the related Agreement and any other person specified in the prospectus supplement, and to deposit a portion of the amount in the collection account into a distribution account to be established by the trustee for the series, each in the manner and at the times established in the prospectus supplement. Amounts available due to any enhancement, as provided in the prospectus supplement, will also be deposited in the distribution account. All amounts deposited in the distribution account will be available, as specified in the prospectus supplement, for:

          o application to the payment of principal of and interest on the series of securities on the next distribution date,

          o the making of adequate provision for future payments on classes of securities, and


          o    any other purpose specified in the prospectus supplement.


         After applying the funds in the collection account as described above, any funds remaining in the collection account may be paid over to the servicer, the seller, any provider of enhancement with respect to the series or any other entitled person in the manner and at the times established in the prospectus supplement. The trustee will invest the funds in the collection and distribution accounts in Eligible Investments usually maturing no later than the day preceding, in the case of the collection account, the date on which funds are due to be deposited in the distribution account, and in the case of the distribution account, the next distribution date. In no case will Eligible Investments mature later than one year after their purchase. In the case of funds in the collection account, the trustee will invest the funds no later than the day preceding the date the funds are due to be deposited in the distribution account or otherwise distributed and, in the case of funds in the distribution account, the trustee will invest the funds no later than the day preceding the next distribution date for the related series of securities. "Eligible Investments" will include:

          o    obligations of the United States and government agencies,


          o    federal funds,

          o    certificates of deposit,

          o    commercial paper,

          o    demand and time deposits and banker's acceptances,


          o repurchase agreements of United States government securities, and

          o    guaranteed investment contracts.

         Notwithstanding any of the foregoing, amounts may be deposited and withdrawn under any deposit agreement or minimum principal payment agreement as specified in the prospectus supplement.


                                  Enhancement

         If stated in the prospectus supplement relating to a series of securities, simultaneously with the seller's assignment of the trust assets to the trustee, the seller will obtain enhancement in favor of the trustee on behalf of some or all securityholders.

         Enhancement will support the payment of principal and interest on the securities, and may be applied for other purposes to the extent and under the conditions set forth in the prospectus supplement. If so specified in the prospectus supplement, any of the enhancements may be structured so as to protect against losses relating to more than one trust.

         Enhancement may take the form of:

Subordinate Securities

         If specified in the prospectus supplement, enhancement for a series may consist of one or more classes of subordinate securities. The rights of holders of subordinate securities to receive distributions on any distribution date will be subordinate in right and priority to the rights of holders of senior securities of the series, but only to the extent described in the prospectus supplement.

Insurance

         If stated in the prospectus supplement, enhancement for a series may consist of special hazard insurance policies, bankruptcy bonds and other types of insurance relating to the trust assets, as described in this section and in the prospectus supplement.

         Pool Insurance Policy.


         If specified in the prospectus supplement, the seller will obtain a pool insurance policy for the loans in the trust. The pool insurance policy will cover most losses caused by default, but will not cover the portion of the principal balance of any loan that is required to be covered by any primary mortgage insurance policy. The amount and terms of any coverage will be set forth in the prospectus supplement.


         Special Hazard Insurance Policy.


         Although the terms of special hazard insurance policies vary to some degree, they typically provide that, where there has been damage to property securing a defaulted or foreclosed loan and title to which has been acquired by the insured and to the extent the damage is not covered by the standard hazard insurance policy or any flood insurance policy, if applicable, required to be maintained with respect to the property, or in connection with partial loss resulting from the application of the coinsurance clause in a standard hazard insurance policy, the special hazard insurer will pay the lesser of:

          (a)  the cost of repair or replacement of the property,  or

          (b) upon transfer of the property to the special hazard insurer, the unpaid principal balance of the loan at the time of acquisition of the property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and expenses incurred by the servicer with respect to the property.

If the unpaid principal balance plus accrued interest and expenses is paid by the special hazard insurer, the amount of further coverage under the special hazard insurance policy will be reduced by the amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will reduce coverage by that amount. Special hazard insurance policies typically do not cover losses occasioned by war, civil insurrection, some governmental actions, errors in design, faulty workmanship or materials, nuclear reaction, flood, if the mortgaged property is in a federally designated flood area, chemical contamination and some other risks.

         Restoration of the property with the proceeds described under clause
(a) above is expected to satisfy the condition under any pool insurance policy that the property be restored before a claim under the pool insurance policy may be validly presented with respect to the defaulted loan secured by the property. The payment described under clause (b) above will render unnecessary presentation of a claim in respect of the loan under any pool insurance policy. Therefore, so long as the pool insurance policy remains in effect, the payment by the special hazard insurer of the cost of repair or of the unpaid principal balance of the related loan plus accrued interest and expenses will not affect the total insurance proceeds paid to holders of the securities, but will affect the relative amounts of coverage remaining under the special hazard insurance policy and pool insurance policy.


         Bankruptcy Bond.


         In the event of a bankruptcy of a borrower, the bankruptcy court may establish the value of the property securing the related loan at an amount less than the then outstanding principal balance of the loan. The amount of the secured debt could be reduced to that value, and the holder of the loan would become an unsecured creditor to the extent the outstanding principal balance of the loan exceeds the value so assigned to the property by the bankruptcy court. In addition, other modifications of the terms of a loan can result from a bankruptcy proceeding. See "Legal Aspects of the Loans." If provided in the prospectus supplement, the seller or other entity specified in the prospectus supplement will obtain a bankruptcy bond or similar insurance contract covering losses resulting from proceedings with respect to borrowers under the Bankruptcy Code. The bankruptcy bond will cover losses resulting from a reduction by a bankruptcy court of scheduled payments of principal of and interest on a loan or a reduction by that court of the principal amount of a loan and will cover unpaid interest on the amount of a principal reduction of that type from the date of the filing of a bankruptcy petition.

         The bankruptcy bond will provide coverage in the aggregate amount specified in the prospectus supplement for all loans in the trust for the series. Typically, the aggregate amount of coverage will be reduced by payments made under the bankruptcy bond and will not be restored.


Reserve Funds


         If so specified in the prospectus supplement relating to a series of securities, the seller will establish one or more reserve funds with the trustee as part of the trust for the series or for the benefit of any enhancer. The seller will deposit in the reserve funds cash, a letter or letters of credit, cash collateral accounts, Eligible Investments, or other instruments meeting the criteria of each rating agency rating the securities in the amount specified in the prospectus supplement. In the alternative or in addition to a deposit, a reserve fund may be funded over time through application of all or a portion of the excess cash flow from the trust assets, as described in the prospectus supplement. If applicable, the initial amount of the reserve fund and the reserve fund maintenance requirements for a series of securities will be described in the prospectus supplement.


         Amounts withdrawn from any reserve fund will be applied by the trustee to make payments on the securities of a series, to pay expenses, to reimburse any enhancer or for any other purpose, in the manner and to the extent specified in the prospectus supplement.

         Amounts deposited in a reserve fund will be invested by the trustee, in Eligible Investments maturing no later than the day specified in the prospectus supplement.

Minimum Principal Payment Agreement


         If stated in the prospectus supplement relating to a series of securities, the seller will enter into a minimum principal payment agreement with an entity meeting the criteria of the rating agency under which the entity will provide payments on the securities of the series in the event that aggregate scheduled principal payments and prepayments on the trust assets for the series are not sufficient to make payments on the securities of the series, as provided in the prospectus supplement.


Deposit Agreement


         If specified in the prospectus supplement, the seller and the trustee will enter into a guaranteed investment contract or an investment agreement, or a "deposit agreement", with the entity specified in the prospectus supplement on or before the sale of the series of securities. Under the deposit agreement, all or a portion of the amounts held in the collection account, the distribution account or in any reserve fund would be invested with the entity specified in the prospectus supplement. The purpose of a deposit agreement would be to accumulate available cash for investment so that the cash, together with income thereon, can be applied to future distributions on one or more classes of securities. The trustee would be entitled to withdraw amounts invested under a deposit agreement, plus interest at a rate equal to the Assumed Reinvestment Rate, in the manner specified in the prospectus supplement. The prospectus supplement for a series of securities under which a deposit agreement is used will contain a description of the terms of the deposit agreement.


Derivative Products


         If specified in the prospectus supplement, derivative products may be included as assets of the trust. Derivative products may consist of a swap to convert floating or fixed rate payments, as applicable on the loans, private securities or agency securities into fixed or floating rate payments, as applicable, on the securities or in a cap or floor agreement intended to provide protection against changes in floating rates of interest payable on the loans, private securities, agency securities or the securities. Derivative products will not be the primary source of payments for the securities.


Other Insurance, Surety Bonds, Guaranties, Letters of Credit and Similar Instruments or Agreements

         A trust may also include insurance, guaranties, surety bonds, letters of credit or similar arrangements for the purpose of:


          o maintaining timely payments to securityholders or providing additional protection against losses on the assets included in the trust,


          o    paying administrative expenses, or


          o establishing a minimum reinvestment rate on the payments made in respect of the assets or principal payment rate on the assets.


These arrangements may include agreements under which securityholders are entitled to receive amounts deposited in various accounts held by the trustee upon the terms specified in the prospectus supplement.

                              Servicing of Loans

General


         The servicer will provide customary servicing functions with respect to loans comprising the trust assets in the trust under the related servicing agreement or pooling and servicing agreement, as the case may be. In performing its functions, the servicer will exercise the same degree of skill and care that it customarily exercises with respect to similar receivables or loans owned or serviced by it. In addition, if specified in the prospectus supplement, the servicer will act as custodian and will be responsible for maintaining custody of the loans and related documentation on behalf of the trustee.


Collection Procedures; Escrow Accounts


         The servicer will make reasonable efforts to collect all payments required to be made under the loans and will, consistent with the terms of the related Agreement for a series and any applicable enhancement, follow the collection procedures that it follows with respect to comparable loans held in its own portfolio. The servicer may, in its discretion:


          o waive any assumption fee, late payment charge, or other charge in connection with a loan, and


          o to the extent provided in the related Agreement, arrange with an obligor a schedule for curing delinquencies by modifying the due dates for scheduled payments on the loan.

         As specified in the prospectus supplement, the servicer, to the extent permitted by law, may establish and maintain escrow or impound accounts with respect to loans in which payments by obligors to pay taxes, assessments, mortgage and hazard insurance premiums, and other comparable items will be deposited. If loans do not require those payments under the loan documents, the servicer would not be required to establish any escrow account with respect to those loans. Withdrawals from the escrow accounts are to be made to effect timely payment of:


          o    taxes,

          o    assessments,

          o    mortgage and hazard insurance,

          o    to refund to obligors amounts determined to be overages,

          o to pay interest to obligors on balances in the escrow account to the extent required by law,

          o to repair or otherwise protect the property securing the related loan, and


          o    to clear and terminate the escrow account.

The servicer will be responsible for the administration of the escrow accounts and may make advances to the account when a deficiency exists.


Deposits to and Withdrawals From the Collection Account

         As specified in the prospectus supplement, the trustee or the servicer will establish the collection account in the name of the trustee. Typically, the collection account will be an account maintained:


          o at a depository institution, the long-term unsecured debt obligations of which at the time of any deposit are rated by each rating agency rating the securities of the series at levels satisfactory to each rating agency or


          o in an account or accounts the deposits in which are insured to the maximum extent available by the FDIC or which are secured in a manner meeting requirements established by each rating agency.

         As specified in the prospectus supplement, the funds held in the collection account may be invested, pending remittance to the trustee, in Eligible Investments. If so specified in the prospectus supplement, the servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the collection account.


         As specified in the prospectus supplement, the servicer, the trustee or the seller, as appropriate, will deposit into the collection account on the business day following the closing date any amounts representing scheduled payments due after the related cut-off date but received by the servicer on or before the closing date. In addition, after the business day following the closing date, within the time period specified in the prospectus supplement after the date of receipt, the servicer, the trustee or the seller, as appropriate, will deposit into the collection account the following payments and collections received or made by it, other than in respect of principal of and interest on the trust assets due on or before the cut-off date:


          o all payments on account of principal, including prepayments, on the trust assets;

          o all payments on account of interest on the trust assets after deducting, at the discretion of the servicer but only to the extent of the amount permitted to be withdrawn or withheld from the collection account in accordance with the related Agreement, the servicing fee;


          o all amounts received by the servicer in connection with the liquidation of trust assets or property acquired in respect of liquidation, whether through foreclosure sale, repossession or otherwise, including payments in connection with the trust assets received from the obligor, other than amounts required to be paid or refunded to the obligor under the terms of the applicable loan documents or otherwise by law, exclusive of, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the collection account in accordance with the related Agreement, the servicing fee, if any;


          o all proceeds under any title insurance, hazard insurance or other insurance policy covering any trust asset, other than proceeds to be applied to the restoration or repair of the related property or released to the obligor in accordance with the related Agreement;


          o all amounts required to be deposited from any applicable reserve fund under the related Agreement;

          o all advances of delinquent payments of principal and interest on a loan or of other payments specified in the Agreement made by the servicer as required under the related Agreement; and

          o all repurchase prices of any trust assets repurchased by the servicer or the seller under the related Agreement.


         Typically, the servicer is permitted, from time to time, to make withdrawals from the collection account for each series for the following purposes:


          o to reimburse itself for advances for the series made by it under the related Agreement; the servicer's right to reimburse itself is limited to amounts received on or in respect of particular loans, including for this purpose, liquidation proceeds and amounts representing proceeds of insurance policies covering the related property, which represent late recoveries of scheduled payments respecting which any advance was made;

          o to the extent provided in the related Agreement, to reimburse itself for any advances for the series that the servicer determines in good faith it will be unable to recover from amounts representing late recoveries of scheduled payments respecting which the advance was made or from liquidation proceeds or the proceeds of insurance policies;

          o to reimburse itself from liquidation proceeds for liquidation expenses and for amounts expended by it in good faith in connection with the restoration of damaged property and, in the event deposited in the collection account and not previously withheld, and to the extent that liquidation proceeds after the reimbursement exceed the outstanding principal balance of the related loan, together with accrued and unpaid interest thereon to the due date for the loan next succeeding the date of its receipt of the liquidation proceeds, to pay to itself out of the excess the amount of any unpaid servicing fee and any assumption fees, late payment charges, or other charges on the related loan;

          o in the event it has elected not to pay itself the servicing fee out of the interest component of any scheduled payment, late payment or other recovery with respect to a particular loan prior to the deposit of the scheduled payment, late payment or recovery into the collection account, to pay to itself the servicing fee, as adjusted under the related Agreement, from any scheduled payment, late payment or other recovery, to the extent permitted by the related Agreement;

          o to reimburse itself for expenses incurred by and recoverable by or reimbursable to it under the related Agreement;

          o to pay to the applicable person with respect to each trust asset or REO property that has been repurchased or removed from the trust by the servicer or the seller under the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

          o to make payments to the trustee of the series for deposit into the distribution account, if any, or for remittance to the securityholders of the series in the amounts and in the manner provided for in the related Agreement; and

          o to clear and terminate the collection account under the related Agreement.

         In addition, if the servicer deposits in the collection account for a series any amount not required to be deposited, it may, at any time, withdraw the amount from the collection account.


Advances and Limitations


         The prospectus supplement will describe the circumstances, if any, under which the servicer will make advances with respect to delinquent payments on loans. The servicer may be obligated to make advances of, among other things, delinquent payments of interest and principal, and those obligations may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and, except to the extent specified in the prospectus supplement, not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or liquidation proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or liquidation proceeds from the related loan, the servicer may be entitled to reimbursement from other funds in the collection account, distribution account, or from a specified reserve fund, to the extent specified in the prospectus supplement.


Maintenance of Insurance Policies and Other Servicing Procedures

         Standard Hazard Insurance; Flood Insurance.


         Except as specified in the prospectus supplement, the servicer will be required to maintain or either (a) cause the obligor on each loan to maintain or (b) require the obligor to agree to acquire and maintain a standard hazard insurance policy providing coverage of the standard form of fire insurance with extended coverage for other hazards as is customary in the state in which the related property is located; however, in the case of clause
(b), the servicer may not verify compliance by the obligor. The standard hazard insurance policies will provide for coverage at least equal to the applicable state standard form of fire insurance policy with extended coverage for property of the type securing the loans. The standard form of fire and extended coverage policy typically will cover physical damage to or destruction of, the related property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, as limited by each policy. Because the standard hazard insurance policies relating to the loans will be underwritten by different hazard insurers and will cover properties located in various states, the policies will not contain identical terms and conditions. The basic terms are usually determined by state law but will be similar in many respects. Most hazard insurance policies typically do not cover any physical damage resulting from:


          o    war,

          o    revolution,

          o    governmental actions,

          o    floods and other water-related causes,

          o earth movement, including earthquakes, landslides, and mudflows,

          o    nuclear reaction,

          o    wet or dry rot,

          o    vermin,

          o    rodents,

          o    insects or domestic animals,

          o    theft, and


          o    in some cases, vandalism.

The foregoing list is merely indicative of some kinds of uninsured risks and is not intended to be all inclusive. Uninsured risks not covered by a special hazard insurance policy or other form of enhancement will adversely affect distributions to securityholders. When a property securing a loan is located in a flood area identified by HUD under the Flood Disaster Protection Act of 1973, the servicer will be required to cause flood insurance to be maintained with respect to the property, to the extent available and, if the insurance is placed by the servicer, the associated premiums may be added to the balance of the related loan.

         The standard hazard insurance policies covering properties securing loans typically will contain a "coinsurance" clause which, in effect, will require the insured at all times to carry hazard insurance of a specified percentage, usually 80% to 90%, of the full replacement value of the property, including the improvements on any property, in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, the clause will provide that the hazard insurer's liability in the event of partial loss will not exceed the greater of:


          o the actual cash value, i.e., the replacement cost less physical depreciation, of the property, including the improvements, if any, damaged or destroyed or


          o the proportion of the loss, without deduction for depreciation, as the amount of insurance carried bears to the specified percentage of the full replacement cost of the property and improvements.


Since the amount of hazard insurance to be maintained on the improvements securing the loans declines as the principal balances owing thereon decrease, and since the value of the properties will fluctuate in value over time, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damage to the affected property.


         Typically, coverage will be in an amount at least equal to the greater of the amount necessary to avoid the enforcement of any co-insurance clause contained in the policy and the outstanding principal balance of the related loan. The servicer typically will also maintain on REO property that secured a defaulted loan and that has been acquired upon foreclosure, deed in lieu of foreclosure, or repossession, a standard hazard insurance policy in an amount that is at least equal to the maximum insurable value of the REO property. No earthquake or other additional insurance will be required of any obligor or will be maintained on REO property acquired in respect of a defaulted loan, other than under the applicable laws and regulations as shall at any time be in force and shall require that additional insurance.

         Any amounts collected by the servicer under any policies of insurance, other than amounts to be applied to the restoration or repair of the property, released to the obligor in accordance with normal servicing procedures or used to reimburse the servicer for amounts to which it is entitled to reimbursement, will be deposited in the collection account. In the event that the servicer obtains and maintains a blanket policy insuring against hazard losses on all of the loans, written by an insurer acceptable to each rating agency which assigns a rating to the series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard insurance policy for each loan or related REO property. This blanket policy may contain a deductible clause, in which case the servicer will, in the event that there has been a loss that would have been covered by the policy absent the deductible clause, deposit in the Collection Account the amount not otherwise payable under the blanket policy because of the application of the deductible clause.


Realization Upon Defaulted Loans

         The servicer will use its reasonable best efforts to foreclose upon, repossess or otherwise comparably convert the ownership of the properties securing the related loans as the loans come into and continue in default and as to which no satisfactory arrangements can be made for the collection of delinquent payments.


         In connection with a foreclosure or other conversion, the servicer will follow the practices and procedures as it deems necessary or advisable and as are normal and usual in its servicing activities with respect to comparable loans serviced by it. However, the servicer will not be required to expend its own funds in connection with any foreclosure or towards the restoration of the property unless it determines that:

          o the restoration or foreclosure will increase the liquidation proceeds in respect of the related loan available to the securityholders after reimbursement to itself for the expenses and

          o the expenses will be recoverable by it either through liquidation proceeds or the proceeds of insurance.

Notwithstanding anything to the contrary in this prospectus, in the case of a trust for which a REMIC election has been made, the servicer shall liquidate any property acquired through foreclosure within three years after the acquisition of the beneficial ownership of the property. While the holder of a property acquired through foreclosure can often maximize its recovery by providing financing to a new purchaser, the trust, if applicable, will have no ability to do so and neither the servicer nor the seller will be required to do so.

         The servicer may arrange with the obligor on a defaulted loan, a modification of the loan to the extent provided in the prospectus supplement. Those modifications may only be entered into if they meet the underwriting policies and procedures employed by the servicer in servicing receivables for its own account and meet the other conditions set forth in the prospectus supplement.


Enforcement of Due-On-Sale Clauses


         Typically, when any property is about to be conveyed by the obligor, the servicer will, to the extent it has knowledge of the prospective conveyance and prior to the conveyance, exercise its rights to accelerate the maturity of the related loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that the clause is not enforceable under applicable law or if the enforcement of the clause would result in loss of coverage under any primary mortgage insurance policy. In that event, the servicer is authorized to accept from or enter into an assumption agreement with the person to whom the property has been or is about to be conveyed, by which the person becomes liable under the loan and by which the original obligor is released from liability and the person is substituted as the obligor and becomes liable under the loan. Any fee collected in connection with an assumption will be retained by the servicer as additional servicing compensation. The terms of a loan may not be changed in connection with an assumption.


Servicing Compensation and Payment of Expenses

         The servicer will be entitled to a periodic fee as servicing compensation in an amount to be determined as specified in the prospectus supplement. The servicing fee may be fixed or variable. In addition, the servicer may be entitled to servicing compensation in the form of assumption fees, late payment charges and similar items, or excess proceeds following disposition of property in connection with defaulted loans.


         When an obligor makes a principal prepayment in full between due dates on the related loan, the obligor will usually be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the prospectus supplement, in order that one or more classes of the securityholders of a series will not be adversely affected by any resulting shortfall in interest, the amount of the servicing fee may be reduced to the extent necessary to include in the servicer's remittance to the trustee for deposit into the distribution account an amount equal to one month's interest on the related loan less the servicing fee. If the aggregate amount of the shortfalls in a month exceeds the servicing fee for that month, a shortfall to securityholders may occur.

         As specified in the prospectus supplement, the servicer will be entitled to reimbursement for expenses incurred by it in connection with the liquidation of defaulted loans. The related securityholders will suffer no loss by reason of those expenses to the extent expenses are covered under related insurance policies or from excess liquidation proceeds. If claims are either not made or paid under the applicable insurance policies or if coverage has been exhausted, the related securityholders will suffer a loss to the extent that liquidation proceeds, after reimbursement of the servicer's expenses, are less than the outstanding principal balance of and unpaid interest on the related loan which would be distributable to securityholders. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of property securing a defaulted loan, that right of reimbursement being prior to the rights of the securityholders to receive any related proceeds of insurance policies, liquidation proceeds or amounts derived from other enhancement. Typically, the servicer is also entitled to reimbursement from the collection account for advances.

         The rights of the servicer to receive funds from the collection account for a series, whether as the servicing fee or other compensation, or for the reimbursement of advances, expenses or otherwise, typically are not subordinate to the rights of securityholders of the series.


Evidence as to Compliance


         If specified in the prospectus supplement, the applicable Agreement for each series will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that the firm has examined documents and records relating to the servicing of the loans by the servicer and that, on the basis of the examination, the firm is of the opinion that the servicing has been conducted in compliance with the Agreement, except for exceptions as the firm believes to be immaterial and any other exceptions that are set forth in the statement.

         If specified in the prospectus supplement, the applicable Agreement for each series will also provide for delivery to the trustee an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the Agreement, throughout the preceding calendar year.


Termination and Liability of the Servicer

         The servicer will be identified in the prospectus supplement. The servicer may be the seller or an affiliate of the seller and may have other business relationships with the seller and its affiliates.


         In the event of an event of default under either a servicing agreement or a pooling and servicing agreement, the servicer may be replaced by the trustee or a successor servicer. Events of default and the rights of the trustee upon a default under the Agreement for the related series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement; Servicing Agreement."


         The servicer usually does not have the right to assign its rights and delegate its duties and obligations under the related Agreement unless the successor servicer accepting the assignment or delegation:

          o    services similar loans in the ordinary course of its business,

          o is reasonably satisfactory to the trustee for the related series,

          o has a net worth of not less than the amount specified in the related Agreement,


          o would not cause any rating agency's rating of the securities for the series in effect immediately prior to the assignment, sale or transfer to be qualified, downgraded or withdrawn as a result of the assignment, sale or transfer, and

          o executes and delivers to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by the successor servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the related Agreement from and after the date of the agreement.

No assignment will become effective until the trustee or a successor servicer has assumed the servicer's obligations and duties under the related Agreement. To the extent that the servicer transfers its obligations to a wholly-owned subsidiary or affiliate, the subsidiary or affiliate need not satisfy the criteria set forth in this paragraph; however, in that case, the assigning servicer will remain liable for the servicing obligations under the related Agreement. Any entity into which the servicer is merged or consolidated or any successor corporation resulting from any merger, conversion or consolidation will succeed to the servicer's obligations under the related Agreement, provided that the successor or surviving entity meets the requirements for a successor servicer. However, the servicer may have the right to enter into subservicing arrangements which will be referred to in the related Agreement. Any arrangement will not relieve the servicer from its obligations under the servicing agreement.

         Typically, each Agreement will provide that neither the servicer, nor any director, officer, employee or agent of the servicer, will be under any liability to the trust, the seller or the securityholders for any action taken or for failing to take any action in good faith under the related Agreement, or for errors in judgment; provided, however, that neither the servicer nor any person will be protected against:

          o any breach of warranty or representations made under the Agreement,

          o the failure to perform its obligations in compliance with any standard of care set forth in the Agreement, or


          o liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties.


Each Agreement will further provide that the servicer and any director, officer, employee or agent of the servicer is entitled to indemnification from the trust and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties. In addition, the related Agreement will provide that the servicer is not under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Agreement which, in its opinion, may involve it in any expense or liability. The servicer may, in its discretion, undertake any action which it may deem necessary or desirable with respect to the related Agreement and the rights and duties of the parties and the interests of the securityholders. In that event, the legal expenses and costs of the action and any resulting liability may be expenses, costs, and liabilities of the trust and the servicer may be entitled to be reimbursed out of the collection account.


                                The Agreements


         The following summaries describe the material provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, the provisions or terms are as specified in the related Agreements.


Assignment of Trust Assets

         General.


         At the time of issuance of the securities of a series, the seller will transfer, convey and assign to the trust all right, title and interest of the seller in the trust assets and other property to be transferred to the trust for a series. The assignment will usually include all principal and interest due on or with respect to the trust assets after the cut-off date specified in the prospectus supplement. The trustee will, concurrently with the assignment, execute and deliver the securities.


         Assignment of Loans.

         Typically, the seller will, as to each loan, deliver or cause to be delivered to the trustee, or, as specified in the prospectus supplement, a custodian on behalf of the trustee, the mortgage note endorsed without recourse to the order of the trustee or in blank, the original mortgage with evidence of recording indicated thereon and an assignment of the mortgage in recordable form. In the case of any mortgage not returned from the public recording office, a copy of the mortgage will be delivered, together with a certificate that the original of the mortgage was delivered to the recording office. The trustee or a custodian will hold the documents in trust for the benefit of the securityholders.


         The seller will, as to each home improvement contract, deliver or cause to be delivered to the trustee or the custodian the original home improvement contract and copies of documents and instruments related to each home improvement contract and, other than in the case of unsecured home improvement contracts, the security interest in the property securing the home improvement contract. In order to give notice of the right, title and interest of securityholders to the home improvement contracts, the seller will execute a UCC-1 financing statement identifying the trustee as the secured party and identifying all home improvement contracts as collateral. Usually, the home improvement contracts will not be stamped or otherwise marked to reflect their assignment to the trust. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the home improvement contracts without notice of the assignment, the interest of securityholders in the home improvement contracts could be defeated. See "Legal Aspects of the Loans--The Home Improvement Contracts."

         With respect to loans secured by mortgages, if so specified in the prospectus supplement, the seller will, at the time of issuance of the securities, cause assignments to the trustee of the mortgages relating to the loans for a series to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the trustee, recording is not required to protect the trustee's interest in the related loans. If specified in the prospectus supplement, the seller will cause the assignments to be recorded within the time after issuance of the securities as is specified in the prospectus supplement, in which event, the Agreement may require the seller to repurchase from the trustee any loan the related mortgage of which is not recorded within that time, at the price described under "-Repurchase and Substitution of Defective Trust Assets" with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation would constitute the sole remedy available to the securityholders or the trustee for the failure of a mortgage to be recorded.


         Each loan will be identified in a schedule appearing as an exhibit to the related Agreement. The loan schedule will specify with respect to each loan:

          o the original principal amount and unpaid principal balance as of the cut-off date;

          o    the current interest rate;

          o    the current scheduled payment of principal and interest;

          o    the maturity date, if any, of the related mortgage note; and,

          o    if the loan is an adjustable rate loan,

               o    the lifetime rate cap, if any, and

               o    the current index, if applicable.

         Assignment of Private Securities.

         The seller will cause the private securities to be registered in the name of the trustee or its nominee or correspondent. The trustee or its nominee or correspondent will have possession of any certificated private securities. As specified in the prospectus supplement, the trustee will not be in possession of or be an assignee of record of any underlying assets for a private security. See "The Trusts--Private Securities." Each private security will be identified in a schedule appearing as an exhibit to the related Agreement, which will specify the original principal amount, outstanding principal balance as of the cut-off date, annual pass-through rate or interest rate and maturity date for each private security conveyed to the trust. In the Agreement, the seller will represent and warrant to the trustee regarding the private securities:

          o that the information contained in the certificate schedule is true and correct in all material respects;

          o that, immediately prior to the conveyance of the private securities, the seller had good title, and was the sole owner;


          o that there has been no other sale by it of the private securities; and

          o that there is no existing lien, charge, security interest or other encumbrance on the private securities.


         Repurchase and Substitution of Defective Trust Assets.


         As specified in the prospectus supplement, if any document in the file relating to the trust assets delivered by the seller to the trustee or custodian is found by the trustee within 90 days of the execution of the related Agreement, or promptly after the trustee's receipt of any document permitted to be delivered after the closing date, to be defective in any material respect and the seller does not cure the defect within 90 days, the seller will, not later than 90 days after the trustee's notice to the seller, as the case may be, of the defect, repurchase the trust asset or any related property from the trustee at a price equal to:


         (a)   the lesser of:


               o    the outstanding principal balance of the trust asset and


               o    the trust's federal income tax basis in the trust asset and


         (b) accrued and unpaid interest to the date of the next scheduled payment on the trust asset at the rate set forth in the related Agreement less any unreimbursed advances respecting the trust asset.

However, the purchase price shall not be limited in clause (a) above to the trust's federal income tax basis if the repurchase at a price equal to the outstanding principal balance of the trust asset will not result in any prohibited transaction tax under Section 860F(a) of the Code.

         If provided in the prospectus supplement, the seller, as the case may be, may, rather than repurchase the trust asset as described in the previous paragraph, remove the trust asset from the trust and substitute in its place one or more other trust assets provided, however, that:

          o with respect to a trust for which no REMIC election is made, the substitution must be effected within 120 days of the date of initial issuance of the securities and

          o with respect to a trust for which a REMIC election is made, after a specified time period, the trustee must have received a satisfactory opinion of counsel that the substitution will not cause the trust to lose its status as a REMIC or otherwise subject the trust to a prohibited transaction tax.


         As specified in the prospectus supplement, any substitute trust asset will have, on the date of substitution:

          o an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of the outstanding principal balance of the removed trust asset, with the amount of any shortfall to be deposited to the collection account in the month of substitution for distribution to securityholders,

          o an interest rate not less than and not more than 2% greater than the interest rate of the removed trust asset, and

          o a remaining term-to-stated maturity not greater than and not more than two years less than that of the removed trust asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.


         The seller or another entity will make representations and warranties with respect to the trust assets. If the seller or that entity cannot cure a breach of any of those representations and warranties in all material respects within the time period specified in the prospectus supplement after notification by the trustee of the breach, and if the breach is of a nature that materially and adversely affects the value of the trust asset, the seller or that entity is obligated to repurchase the affected trust asset or, if provided in the prospectus supplement, provide a substitute trust asset under the same conditions and limitations provided for purchases and substitutions.


         As specified in the prospectus supplement, the cure, repurchase or substitution obligations constitute the sole remedies available to the securityholders or the trustee for a material defect in a document for a trust asset.


         No securityholder, solely by virtue of their status as a securityholder, will have any right under the applicable Agreement to institute any proceeding with respect to the Agreement, unless the securityholder previously has given to the trustee written notice of default and unless the securityholders evidencing not less than 51% of the aggregate voting rights of the securities have made written request upon the trustee to institute the proceeding in its own name as trustee and have offered to the trustee reasonable indemnity, and the trustee for 60 days has neglected or refused to institute any proceeding.


Pre-Funding Account

         If so provided in the prospectus supplement, the seller will, on behalf of the securityholders, deposit cash into a pre-funding account on the closing date. The pre-funding account will be maintained with the trustee. The deposit will not exceed 50% of the initial aggregate principal amount of the securities. The money will be used by the trustee to purchase additional loans from the seller from time to time during the funding period. Monies on deposit in the pre-funding account will not be available to cover losses on or in respect of the loans. The funding period for a trust will begin on the closing date and will end on the date specified in the prospectus supplement, which will not be later than one year after the closing date. Monies on deposit in the pre-funding account may be invested in Eligible Investments as specified in the related Agreement. Earnings on investment of funds in the pre-funding account will be applied as specified in the prospectus supplement and losses will be charged against the funds on deposit in the pre-funding account. Any amounts remaining in the pre-funding account at the end of the funding period will be distributed to securityholders as a prepayment of principal, in the manner and priority specified in the prospectus supplement.

         In addition, if so provided in the prospectus supplement, on the closing date the seller will make a deposit to a capitalized interest account, which will be maintained with the trustee. The funds on deposit in the capitalized interest account will be used solely to cover shortfalls in interest that may arise as a result of utilization of the pre-funding account. Monies on deposit in the capitalized interest account will not be available to cover losses on or in respect of the loans. To the extent that the entire amount on deposit in the capitalized interest account has not been used to cover shortfalls in interest by the end of the funding period, any remaining amounts will be paid to the seller.

Reports to Securityholders


         The trustee or other entity specified in the prospectus supplement will prepare and forward to each securityholder on each distribution date, or as soon after each distribution date as is practicable, a statement setting forth, to the extent applicable to any series, among other things:


               (a)       the amount of principal distributed to holders of the
                    securities and the outstanding principal balance of the securities following the distribution;

               (b)       the amount of interest distributed to holders of the
                    securities and the current interest rate on the securities;

               (c)       the amounts of (1) any overdue accrued interest
                    included in the distribution, (2) any remaining overdue accrued interest with respect to the securities or (3) any current shortfall in amounts to be distributed as accrued interest to holders of the securities;

               (d)       the amounts of (1) any overdue payments of scheduled
                    principal included in the distribution, (2) any remaining overdue principal amounts with respect to the securities,
                    (3) any current shortfall in receipt of scheduled principal payments on the trust assets or (4) any realized losses or liquidation proceeds to be allocated as reductions in the outstanding principal balances of the securities;

               (e)       the amount received under any enhancement, and the
                    remaining amount available under the enhancement;

               (f)       the amount of any delinquencies with respect to
                    payments on the trust assets;

               (g)       the book value of any REO property acquired by the
                    trust; and


               (h)       other information as specified in the related
                    Agreement.


The report to securityholders for any series of securities may include additional or other information of a similar nature.

         In addition, within a reasonable period of time after the end of each calendar year, the servicer or the trustee will mail to each securityholder of record at any time during the calendar year a report containing customary information as may be deemed necessary or desirable for securityholders to prepare their tax returns. The report will not be examined or reported upon by independent public accountants.

Events of Default; Rights Upon Event of Default

         Pooling and Servicing Agreement; Sale and Servicing Agreement; Servicing Agreement.

         As specified in the prospectus supplement, events of default under the applicable Agreement for a series relating to the servicing of loans include:


          o any failure by the servicer to deposit amounts in the collection account and distribution account to enable the trustee to distribute to securityholders of the series any required payment, which failure continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee for the series, or to the servicer and the trustee by the securityholders of the series evidencing not less than 25% of the aggregate voting rights of the securityholders for the series;

          o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement which continues unremedied for the number of days specified in the prospectus supplement after the giving of written notice of the failure to the servicer by the trustee, or to the servicer and the trustee by the securityholders of the series evidencing not less than 25% of the aggregate voting rights of the securityholders; and

          o events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

         So long as an event of default relating to the servicing of loans remains unremedied under the applicable Agreement, as specified in the prospectus supplement, the trustee for the series or securityholders of securities of the series evidencing not less than 51% of the aggregate voting rights of the securities for the series may terminate all of the rights and obligations of the servicer under the applicable Agreement, other than its right to recovery of other expenses and amounts advanced under the terms of the Agreement which rights the servicer will retain under all circumstances, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the Agreement. In that case, the trustee will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Agreement.

         In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint a finance institution, bank or loan servicing institution with a net worth specified in the prospectus supplement to act as successor servicer under the provisions of the applicable Agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee as set forth in the prospectus supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in the Agreement.

         During the continuance of any event of default of a servicer under an Agreement for a series of securities, the trustee for the series will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the securityholders of the series, and, as specified in the prospectus supplement, securityholders of securities evidencing not less than 51% of the aggregate voting rights of the securities for the series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon that trustee. However, the trustee will not be under any obligation to pursue any remedy or to exercise any of the trusts or powers unless the securityholders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee. Also, the trustee may decline to follow any direction if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting securityholders.


         Indenture.

         As specified in the prospectus supplement, events of default under the indenture for each series of notes include:

          o a default for five (5) days or more in the payment of any interest on any note of that series or the default in the payment of principal of any note at the note's maturity;

          o failure to perform in any material respect any other covenant of the seller or the trust in the indenture which continues for a period of sixty (60) days after notice is given in accordance with the procedures described in the prospectus supplement;


          o any representation or warranty made by the seller or the trust in the indenture or in any certificate or other writing delivered in connection with the series having been incorrect in a material respect as of the time made, and the breach is not cured within sixty (60) days after notice is given in accordance with the procedures described in the prospectus supplement;

          o events of bankruptcy, insolvency, receivership or liquidation of the seller or the trust; or


          o any other event of default provided with respect to notes of that series.


         If an event of default with respect to the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of the series may declare the principal amount or, if the notes of that series are zero coupon securities, that portion of the principal amount as may be specified in the terms of that series, of all the notes of the series to be due and payable immediately. That declaration may, under some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the notes of the series.

         If, following an event of default with respect to any series of notes, the notes of the series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding the acceleration, elect to maintain possession of the collateral securing the notes of the series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal and interest on the notes of that series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default, other than a default in the payment of any principal or interest on any note of the series for thirty (30) days or more, unless:


          o the holders of 100% of the then aggregate outstanding amount of the notes of the series consent to the sale,

          o the proceeds of the sale or liquidation are sufficient to pay in full the principal and accrued interest, due and unpaid, on the outstanding notes of the series at the date of the sale, or

          o the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as the payments would have become due if the notes had not been declared due and payable,

          o and the trustee obtains the consent of the holders of 66 2/3% of the then aggregate outstanding amount of the notes of the series.


         In the event that the trustee liquidates the collateral in connection with an event of default involving a default for thirty (30) days or more in the payment of principal or interest on the notes of a series, the indenture provides that the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, in the event of a default, the amount available for distribution to the noteholders would be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the indenture for the benefit of the securityholders of the notes after the occurrence of an event of default.

         As specified in the prospectus supplement, in the event the principal of the notes of a series is declared due and payable, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount less the amount of the discount which is unamortized.

         Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default occurs and continues with respect to a series of notes, the trustee shall be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the noteholders, unless the noteholders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to the provisions for indemnification and limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the notes of the series, and the holders of a majority of the then aggregate outstanding amount of the notes of the series may, in some cases, waive any default, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of the series affected.


The Trustee


         The identity of the commercial bank, savings and loan association or trust company named as the trustee for each series of securities will be set forth in the prospectus supplement. The entity serving as trustee may have normal banking relationships with the seller or the servicer. In addition, for the purpose of meeting the legal requirements of local jurisdictions, the trustee will have the power to appoint co-trustees or separate trustees of all or any part of the trust relating to a series of securities. In the event of an appointment of that type, all rights, powers, duties and obligations conferred or imposed upon the trustee by the Agreement relating to the series will be conferred or imposed upon the trustee and each separate trustee or co-trustee jointly, or, in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform those rights, powers, duties and obligations solely at the direction of the trustee. The trustee may also appoint agents to perform any of the responsibilities of the trustee. The agents shall have any or all of the rights, powers, duties and obligations of the trustee conferred on them by that appointment; provided that the trustee shall continue to be responsible for its duties and obligations under the Agreement.


Duties of the Trustee


         The trustee makes no representations as to the validity or sufficiency of the Agreement, the securities or of any trust asset or related documents. If no event of default has occurred, the trustee is required to perform only those duties specifically required of it under the Agreement. Upon receipt of the various certificates, statements, reports or other instruments required to be furnished to it, the trustee is required to examine them to determine whether they are in the form required by the related Agreement; however, the trustee will not be responsible for the accuracy or content of any documents furnished by it or the securityholders to the servicer under the Agreement.

         The trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that the trustee will not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the securityholders in an event of default. The trustee is not required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.


Resignation of Trustee

         The trustee may, upon written notice to the seller, resign at any time, in which event the seller will be obligated to use its best efforts to appoint a successor trustee. If no successor trustee has been appointed and has accepted the appointment within 30 days after giving notice of resignation, the resigning trustee may petition any court of competent jurisdiction for appointment of a successor trustee.

         The trustee may also be removed at any time:


          o if the trustee ceases to be eligible to continue as trustee under the Agreement,


          o    if the trustee becomes insolvent, or

          o by the securityholders of securities evidencing over 50% of the aggregate voting rights of the securities in the trust upon written notice to the trustee and to the seller.

Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

Amendment of Agreement

         As specified in the prospectus supplement, the Agreement for each series of securities may be amended by the parties to the Agreement, without notice to or consent of the securityholders:

               (a)       to cure any ambiguity,

               (b)       to correct any defective provisions or to correct or
                    supplement any provision,

               (c)       to add to the duties of the seller, the trust or
                    servicer,


               (d)       to add any other provisions with respect to matters or
                    questions arising under the Agreement or related enhancement,

               (e)       to add or amend any provisions of the Agreement as
                    required by a rating agency in order to maintain or improve the rating of the securities, or


               (f)       to comply with any requirements imposed by the Code;


provided that any amendment except under clause (f) above, will not adversely affect in any material respect the interests of any securityholders of the series, as evidenced by an opinion of counsel. Any amendment, except under clause (f) of the preceding sentence, shall be deemed not to adversely affect in any material respect the interests of any securityholder if the trustee receives written confirmation from each rating agency rating the securities that the amendment will not cause the rating agency to reduce the then current rating.

         As specified in the prospectus supplement, the Agreement may also be amended by the parties to the Agreement with the consent of the securityholders possessing not less than 51% of the aggregate outstanding principal amount of the securities. If only some classes are affected by the amendment, 51% of the aggregate outstanding principal amount of each class affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or modifying in any manner the rights of securityholders; provided, however, that no amendment of that type may without the consent of securityholders of 100% of the affected securities:

               (a)       reduce the amount or delay the timing of payments on
                    any security without the consent of the securityholder of the security or

               (b)       reduce the percentage required to consent to any
                    amendment of that type.


Voting Rights

         The prospectus supplement will set forth the method of determining allocation of voting rights with respect to a series.

List of Securityholders


         Upon written request of three or more securityholders of record, for purposes of communicating with other securityholders with respect to their rights under the Agreement, the trustee will afford the securityholders access during business hours to the most recent list of securityholders of that series held by the trustee. The request should be accompanied by a copy of the proposed communication.


         No Agreement will provide for the holding of any annual or other meeting of securityholders.

REMIC Administrator


         For any series with respect to which a REMIC election is made, preparation of reports and other administrative duties with respect to the trust may be performed by a REMIC administrator, who may be an affiliate of the seller.


Termination

         Pooling and Servicing Agreement; Sale and Servicing Agreement; Trust Agreement.


         The obligations created by the Agreement for a series will terminate upon the distribution to securityholders of all amounts distributable to them under the Agreement after the earlier of:


          o the later of (a) the final payment or other liquidation of the last trust asset remaining in the trust and (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure or repossession in respect of any trust asset or

          o the repurchase by the servicer or other entity specified in the prospectus supplement from the trustee of all trust assets and other property at that time subject to the Agreement.

As specified in the prospectus supplement, the Agreement for each series permits, but does not require, the servicer or other entity specified in the prospectus supplement to purchase from the trust all remaining trust assets at a price equal to:


          o    100% of the aggregate principal balance of the trust assets,


          o plus, with respect to any property acquired in respect of a trust asset, if any, the outstanding principal balance of the related trust asset at the time of foreclosure,


          o minus related unreimbursed advances, or in the case of the trust assets, only to the extent not already reflected in the computation of the aggregate principal balance of the trust assets,

          o minus unreimbursed expenses that are reimbursable under the terms of the pooling and servicing agreement,

          o plus accrued interest at the weighted average rate on the trust assets through the last day of the due period in which the repurchase occurs;


provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of:

          o 100% of the aggregate principal balance of the trust assets, plus accrued interest thereon at the applicable net rates on the trust assets through the last day of the month of the repurchase and

          o the aggregate fair market value of the trust assets plus the fair market value of any property acquired in respect of a trust asset and remaining in the trust.


         The exercise of the right will effect early retirement of the securities, but the right to purchase the trust assets only vests when the principal balance of the trust assets has been reduced to an amount set forth in the prospectus supplement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of persons identified in the Agreement. For each series, the servicer or the trustee, as applicable, will give written notice of termination of the Agreement to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency specified in the notice of termination. If provided in the prospectus supplement, the seller or another entity may effect an optional termination of the trust under the circumstances described in the prospectus supplement. See "Description of the Securities--Optional Redemption, Purchase of Trust Assets or Securities, Termination of Trust."


         Indenture.


         The indenture will be discharged with respect to a series of notes, except with respect to continuing rights specified in the indenture, upon the delivery to the trustee for cancellation of all the notes or, with limitations, upon deposit with the trustee of funds sufficient for the payment in full of all of the notes.

         In addition to that discharge with limitations, the indenture may provide that the trust will be discharged from any and all obligations in respect of the notes, except for some administrative duties, upon the deposit with the trustee of money or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the notes on the last scheduled distribution date and any installment of interest on the notes in accordance with the terms of the indenture and the notes. In the event of any defeasance and discharge of notes, noteholders would be able to look only to that money or direct obligations for payment of principal and interest, if any, on their notes until maturity.


                          Legal Aspects of the Loans


         The following discussion contains summaries of the material legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements which are general in nature. Because some of these legal aspects are governed by applicable state law and each state's laws differ, the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the loans are situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.


Mortgages


         The mortgage loans for a series will and some home improvement contracts for a series may be secured by either mortgages or deeds of trust or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to a mortgage loan is located. Those mortgage loans and home improvement contracts are referred to in this section as "mortgage loans". The filing of a mortgage, deed of trust or deed to secure debt creates a lien or title interest upon the real property covered by the instrument and represents the security for the repayment of an obligation that is customarily evidenced by a promissory note. It is not prior to the lien for real estate taxes and assessments or other charges imposed under governmental police powers and may also be subject to other liens under the laws of the jurisdiction in which the mortgaged property is located. Priority with respect to the instruments depends on their terms, the knowledge of the parties to the mortgage and on the order of recording with the applicable state, county or municipal office. There are two parties to a mortgage, the mortgagor, who is the borrower/property owner or the land trustee, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower/property owner is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. A deed of trust transaction normally has three parties, the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee, a third-party grantee. Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust, typically with a power of sale, to the trustee to secure payment of the obligation. The mortgagee's authority under a mortgage and the trustee's authority under a deed of trust are governed by the law of the state in which the real property is located, the express provisions of the mortgage or deed of trust, and, in some deed of trust transactions, the directions of the beneficiary.


Foreclosure on Mortgages


         Foreclosure of a mortgage is usually accomplished by judicial action. Typically, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, under a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

         Foreclosure of a deed of trust is usually accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. In some states, foreclosure of a deed of trust also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee in some states must provide notice to any other individual having an interest in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property. The trustor, borrower, or any person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. State law usually controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property, recorded and sent to all parties having an interest in the real property.

         An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers. Typically, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct so as to warrant a court of equity to refuse affirmative relief to the mortgagee. Under some circumstances a court of equity may relieve the mortgagor from an entirely technical default where the default was not willful.

         A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counter-claims are interposed, sometimes requiring up to several years to complete. Moreover, a non-collusive, regularly conducted foreclosure sale may be challenged as a fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for less than fair consideration and the sale occurred while the mortgagor was insolvent and within one year, or within the state statute of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy. Similarly, a suit against the debtor on the related mortgage note may take several years and is a remedy alternative to foreclosure, the mortgagee being precluded from pursuing both at the same time.

         In the case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty potential third party purchasers at the sale have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for an amount which may be equal to the unpaid principal amount of the mortgage note secured by the mortgage or deed of trust plus accrued and unpaid interest and the expenses of foreclosure, in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where a deficiency judgment is available. Then, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.


Environmental Risks


         Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of some states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states a lien of that type has priority over the lien of an existing mortgage against the property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the EPA may impose a lien on property where the EPA has incurred clean-up costs. However, a CERCLA lien is subordinate to pre-existing, perfected security interests.

         Under the laws of some states, and under CERCLA, it is conceivable that a secured lender may be held liable as an owner or operator for the costs of addressing releases or threatened releases of hazardous substances at a mortgaged property, even though the environmental damage or threat was caused by a prior or current owner or operator. CERCLA imposes liability for those costs on any and all responsible parties, including owners or operators. However, CERCLA excludes from the definition of "owner or operator" a secured creditor who holds indicia of ownership primarily to protect its security interest (the "Secured Creditor Exclusion"). Thus, if a lender's activities begin to encroach on the actual management of a contaminated facility or property, the lender may incur liability as an owner or operator under CERCLA. Similarly, if a lender forecloses and takes title to a contaminated facility or property, the lender may incur CERCLA liability in various circumstances, including, but not limited to, when it holds the facility or property as an investment, including leasing the facility or property to a third party, or fails to market the property in a timely fashion.


         If a lender is or becomes liable, it can bring an action for contribution against any other responsible parties, including a previous owner or operator, who created the environmental hazard, but those persons or entities may be bankrupt or otherwise judgment proof. The costs associated with environmental cleanup may be substantial and may result in a loss to securityholders.

         CERCLA does not apply to petroleum products, and the Secured Creditor Exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The EPA has adopted a lender liability rule for underground storage tanks under Subtitle I of RCRA. Under this rule, a holder of a security interest in an underground storage tank or real property containing an underground storage tank is not considered an operator of the underground storage tank as long as petroleum is not added to, stored in or dispensed from the tank. In addition, under the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors.

         Whether actions taken by a lender would constitute participation in the management of a mortgaged property, or the business of a borrower, so as to render the secured creditor exemption unavailable to a lender has been a matter of judicial interpretation of the statutory language, and court decisions have been inconsistent. In 1990, the Court of Appeals for the Eleventh Circuit suggested that the mere capacity of the lender to influence a borrower's decisions regarding disposal of hazardous substances was sufficient participation in the management of the borrower's business to deny the protection of the secured creditor exemption to the lender.

         This ambiguity appears to have been resolved by the enactment of the Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996, which was signed into law by President Clinton on September 30, 1996. The new legislation provides that in order to be deemed to have participated in the management of a mortgaged property, a lender must actually participate in the operational affairs of the property or the borrower. The legislation also provides that participation in the management of the property does not include "merely having the capacity to influence, or unexercised right to control" operations. Rather, a lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property.

         As specified in the prospectus supplement, at the time the loans were originated, no environmental assessments or very limited environmental assessments of the properties were conducted.

Rights of Redemption


         In some states, after sale under a deed of trust or foreclosure of a mortgage, the trustor or mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of a right of redemption is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.


Junior Mortgages; Rights of Senior Mortgages


         The mortgage loans comprising or underlying the trust assets included in the trust for a series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the trust, as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure the default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

         The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage, in the order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

         Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under some mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

         The form of credit line, trust deed or mortgage used by most institutional lenders which make revolving home equity loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of the intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes revolving home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.


Anti-Deficiency Legislation and the Bankruptcy Code


         Some states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage and afford relief to debtors, which may interfere with or affect the ability of the secured lender to realize upon the collateral or enforce a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender.

         Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bring a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.


         The federal bankruptcy laws may also interfere with or affect the ability of the secured lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security, provided no sale of the property has yet occurred, prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.


         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. These courts have suggested that these modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Federal bankruptcy law and some case law indicate that the foregoing modifications could not be applied to the terms of a loan secured by property that is the principal residence of the debtor. In all cases, the secured creditor is entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.


         In a Chapter 11 case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. The lender's lien may be transferred to other collateral or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate due-on-sale clauses through confirmed Chapter 11 plans of reorganization.


         The Bankruptcy Code provides priority to some tax liens over the lender's security. This may delay or interfere with the enforcement of rights in respect of a defaulted loan. In addition, substantive requirements are imposed upon lenders in connection with the organization and the servicing of mortgage loans by numerous federal and some state consumer protection laws. The laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal laws impose specific statutory liabilities upon lenders who originate loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.


Due-On-Sale Clauses In Mortgage Loans


         Due-on-sale clauses permit the lender to accelerate the maturity of the loan if the borrower sells or transfers, whether voluntarily or involuntarily, all or part of the real property securing the loan without the lender's prior written consent. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases, typically involving single family residential mortgage transactions, their enforceability has been limited or denied. In any event, the Garn-St. Germain Depository Institutions Act typically preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms. As a result, due-on-sale clauses have become enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of these clauses with respect to mortgage loans that were:


          o originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and

          o originated by lenders other than national banks, federal savings institutions and federal credit unions.


Freddie Mac has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states, i.e., Arizona, Michigan, Minnesota, New Mexico and Utah, have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to some categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under some circumstances, be eliminated in any modified mortgage resulting from the bankruptcy proceeding.


Enforceability of Prepayment and Late Payment Fees


         Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.


Equitable Limitations on Remedies


         In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fathomed include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, including the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

         Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of those mortgage loans.


Applicability of Usury Laws


         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to some types of residential first mortgage loans originated by some lenders after March 31, 1980. Similar federal statutes were in effect with respect to mortgage loans made during the first three months of 1980. The Federal Home Loan Bank Board is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. Title V authorizes any state to reimpose interest rate limits by adopting, before April 1, 1983, a state law, or by certifying that the voters of the state have voted in favor of any provision, constitutional or otherwise, which expressly rejects an application of the federal law. Fifteen states adopted that type of law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V.


Applicability of Lending Laws


         The loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Act") which amended the Truth in Lending Act as it applies to mortgages subject to the Act. The Act requires additional disclosures, specifies the timing of the disclosures and limits or prohibits inclusion of some provisions in mortgages subject to the Act. The Act also provides that any purchaser or assignee of a mortgage covered by the Act, including the trust with respect to the loans, is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered under the Act from an assignee is the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the loan. If the trust includes loans subject to the Act, it will be subject to all of the claims and defenses which the borrower could assert against the seller. Any violation of the Act which would result in that liability would be a breach of the seller's representations and warranties, and the seller would be obligated to cure, repurchase or, if permitted by the Agreement, substitute for the loan in question.


The Home Improvement Contracts

         General


         The home improvement contracts, other than those home improvement contracts that are unsecured or secured by mortgages on real estate are "chattel paper" or constitute "purchase money security interests" each as defined in the UCC. These home improvement contracts are referred to in this section as "contracts". Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the seller will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the seller will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. As specified in the prospectus supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the seller to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in the contracts could be defeated.


         Security Interests in Home Improvements


         The contracts that are secured by the home improvements financed grant to the originator of the contracts a purchase money security interest in the home improvements to secure all or part of the purchase price of the home improvements and related services. A financing statement typically is not required to be filed to perfect a purchase money security interest in consumer goods. The purchase money security interests are assignable. A purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of the collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in the home improvement must be perfected by a timely fixture filing. Under the UCC, a security interest usually does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home improvement contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose that characterization, upon incorporation of those materials into the related property, will not be secured by a purchase money security interest in the home improvement being financed.


         Enforcement of Security Interest in Home Improvements


         So long as the home improvement has not become subject to the real estate law, a creditor can repossess a home improvement securing a contract by voluntary surrender, by self-help repossession that is peaceful or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem it at or before the resale.


         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.


         Other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.


         Consumer Protection Laws


         The so-called "holder-in-due-course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction and related lenders and assignees to transfer the contract free of notice of claims by the debtor. The effect of this rule is to subject the assignee of a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending under the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.


         Applicability of Usury Laws


         Title V provides that, with the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on some kinds of consumer goods. The contracts would be covered if they satisfy conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted that type of law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.


Installment Contracts


         The loans may also consist of installment contracts. Under an installment contract the seller (referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser (referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the installment contract, the borrower is typically responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able under state statute, to enforce the contract strictly according to the terms. The terms of installment contracts typically provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in that situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the installment contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause.


         In most cases, the lender's procedures for obtaining possession and clear title under an installment contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

Soldiers' and Sailors' Civil Relief Act of 1940

         Under the Soldiers' and Sailors' Civil Relief Act of 1940, members of all branches of the military on active duty, including draftees and reservists in military service:

          o are entitled to have interest rates reduced and capped at 6% per annum, on obligations, including loans, incurred prior to the commencement of military service for the duration of military service,


          o may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on those obligations entered into prior to military service for the duration of military service and

          o may have the maturity of those obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service.

However, the benefits noted above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with the obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a loan included in a trust for a series is relieved under the Soldiers' and Sailors' Civil Relief Act of 1940, none of the trust, the servicer, the seller nor the trustee will be required to advance those amounts, and any consequent loss may reduce the amounts available to be paid to the holders of the certificates of that series. As specified in the prospectus supplement, any shortfalls in interest collections on loans or underlying loans relating to the Private Securities, as applicable, included in a trust for a series resulting from application of the Soldiers' and Sailors' Civil Relief Act of 1940 will be allocated to each class of securities of the series that is entitled to receive interest in respect of the loans or underlying loans in proportion to the interest that each class of securities would have otherwise been entitled to receive in respect of the loans or underlying loans had the interest shortfall not occurred.


Consumer Protection Laws


         Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with originating, servicing and enforcing loans secured by residential properties. Theses laws include the federal Truth-in-Lending Act and Regulation Z, Real Estate Settlement Procedures Act and Regulation B, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. In particular, Regulation Z requires disclosures to borrowers regarding terms of the loans; the Equal Credit Opportunity Act and Regulation B prohibit discrimination in the extension of credit on the basis of age, race, color, sex, religion, martial status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; and the Fair Credit Reporting Act regulates the use and reporting of information related to the borrower's credit experience. These laws impose specific statutory liabilities upon lenders who fail to comply therewith. In addition, violations of these laws may limit the ability of the servicer to collect all or part of the principal of or interest on the loans and could subject the servicer and in some cases its assignees to damages and administrative enforcement.


                                  The Seller

General

         KeyBank National Association, the seller, is a wholly owned subsidiary of KeyCorp. The seller is a national banking association headquartered in Cleveland, Ohio. The seller provides: retail and private banking services to consumers; commercial banking services to small businesses, middle-market and large corporate customers; capital market services; and trust and asset management services.

         The seller's retail banking services include consumer lending, including residential mortgage, home equity and direct installment loans, deposit services, and private banking services. The principal executive offices of the seller are located at Key Tower, 127 Public Square, Cleveland, Ohio 44114. The telephone number of the seller is: (216) 689-6300. None of the servicer, the trustee, the seller or any of their respective affiliates has guaranteed or is otherwise obligated with respect to the securities of any series.

                                Use of Proceeds

         The seller will apply all or substantially all of the net proceeds from the sale of each series of securities for one or more of the following purposes:

          o    to purchase the related trust assets,

          o to establish any reserve funds described in the prospectus supplement,


          o to pay costs of structuring and issuing the securities, including the costs of obtaining enhancement, if any, and


          o    for general corporate purposes.

If specified in the prospectus supplement, the purchase of the trust assets for a series may be effected by an exchange of securities with the seller of the trust assets.

                        Federal Income Tax Consequences

General


         The following is a summary of the material federal income tax consequences of the purchase, ownership, and disposition of the securities and is based on advice of tax counsel. The summary is based upon the provisions and regulations of the Code, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which may change or be interpreted differently. The statutory provisions, regulations, and interpretations on which this interpretation is based may change, and those changes could apply retroactively.

         The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances, including investors that may be subject to special treatment under federal income tax laws, including:


          o    financial institutions,

          o    banks,

          o    insurance companies,

          o    tax-exempt entities,

          o    regulated investment companies,

          o    dealers in securities or currencies,

          o persons holding the securities as a hedge against currency risks or as a position in a "straddle" for tax purposes,

          o    or persons whose functional currency is not the U.S. dollar.

This summary focuses primarily upon investors who will hold securities as capital assets within the meaning of Section 1221 of the Code, but much of the discussion is applicable to other investors as well. We suggest that prospective investors consult their own tax advisers concerning the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the securities.

         The federal income tax consequences to holders will vary depending on whether

          o    the securities are classified as indebtedness;


          o an election is made to treat the trust as a REMIC or a FASIT under the Internal Revenue Code of 1986 (the "Code");


          o the securities represent an ownership interest in some or all of the trust assets; or

          o    an election is made to treat the trust as a partnership.

         The prospectus supplement will specify how the securities will be treated for federal income tax purposes and will discuss whether a REMIC or FASIT election will be made.


Opinions

         Tax counsel is of the opinion that:

               (a) If a prospectus supplement indicates that one or more classes of securities of the related series are to be treated as indebtedness for federal income tax purposes, assuming that all of the provisions of the applicable agreement are complied with, the securities so designated will be considered indebtedness of the trust fund for federal income tax purposes;

               (b) If a prospectus supplement indicates that one or more REMIC elections will be made with respect to the related trust fund, assuming that these REMIC elections are timely made and all of the provisions of the applicable Agreement are complied with

                         (1) each segregated pool of assets specified in the applicable Agreement will constitute a REMIC for federal income tax purposes,

                         (2) the class or classes of securities of the related series which are designated as "regular interests" in the related prospectus supplement will be considered regular interests in a REMIC and as debt for federal income tax purposes and

                         (3) the class of securities of the related series which is designated as the residual interest in the related prospectus supplement will be considered the sole class of "residual interests" in the applicable REMIC for federal income tax purposes;

               (c) If a prospectus supplement indicates that a trust will be treated as a grantor trust for federal income tax purposes, assuming compliance with all of the provisions of the applicable Agreement,

                         (1) the trust will be considered to be a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and will not be considered to be an association taxable as a corporation and

                         (2) a holder of the related securities will be treated for federal income tax purposes as the owner of an undivided interest in the assets included in the trust; and

               (d) If a prospectus supplement indicates that a trust is to be treated as a partnership for federal income tax purposes, assuming that all of the provisions of the applicable Agreements are complied with, that trust will be considered to be a partnership for federal income tax purposes and will not be considered to be an association or publicly traded partnership taxable as a corporation.

         Each opinion is an expression of an opinion only, is not a guarantee of results and is not binding on the Internal Revenue Service or any third party.


Taxation of Debt Securities

         Status as Real Property Loans.

         Typically, tax counsel will have advised the seller that:

          o securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code Section 7701(a)(19)(C)(v); and

          o securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code
               Section 856(c)(5)(A) and interest on these securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Interest and Acquisition Discount.


         Securities representing regular interests in a REMIC usually are taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the regular interest securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest, other than original issue discount, on securities, other than regular interest securities, that are characterized as indebtedness for federal income tax purposes will be includible in income by holders in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and regular interest securities will be referred to collectively as debt securities. If a FASIT election is made, the material federal tax income consequences for investors associated with the purchase, ownership and disposition of those securities will be set forth under the heading "Federal Income Tax Consequences" in the prospectus supplement.


         Debt securities that are compound interest securities will, and other debt securities may, be issued with original issue discount, which we refer to as "OID". The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued on February 2, 1994, which we refer to as "OID Regulations". A holder should be aware, however, that the OID Regulations do not adequately address some issues relevant to prepayable securities, such as the debt securities.


         OID typically will equal the difference between the stated redemption price at maturity of a debt security and its issue price. A holder of a debt security must include OID in gross income as ordinary interest income as it accrues under an accrual method of accounting. OID typically must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a debt security will be considered to be zero if it is less than a de minimis amount determined under the Code.

         The issue price of a debt security is the first price at which a substantial amount of debt securities of that class are sold to the public, excluding bond houses, brokers, underwriters or wholesalers. If less than a substantial amount of a particular class of debt securities is sold for cash on or prior to the closing date, the issue price for the class will be treated as the fair market value of the class on the closing date. The issue price of a debt security also includes the amount paid by an initial debt security holder for accrued interest that relates to a period prior to the issue date of the debt security. The stated redemption price at maturity of a debt security includes the original principal amount of the debt security, but usually will not include distributions of interest if distributions constitute qualified stated interest.

         Under the OID Regulations, qualified stated interest means interest payable at a single fixed rate or qualified variable rate and those interest payments are unconditionally payable at intervals of one year or less during the entire term of the debt security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Some debt securities may provide for default remedies in the event of late payment or nonpayment of interest. The interest on those debt securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where debt securities do not provide for default remedies, the interest payments will be included in the debt security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on debt securities on which deferred interest will accrue will not constitute qualified stated interest payments and will be part of the stated redemption price at maturity of those debt securities. Where the interval between the issue date and the first distribution date on a debt security is either longer or shorter than the interval between subsequent distribution dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described in the next paragraph. In the case of a debt security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the debt security will usually have OID. We suggest that holders of debt securities consult their own tax advisors to determine the issue price and stated redemption price at maturity of a debt security.

         Under the de minimis rule, OID on a debt security will be considered to be zero if the OID is less than 0.25% of the stated redemption price at maturity of the debt security multiplied by the weighted average maturity of the debt security. For this purpose, the weighted average maturity of the debt security is computed as the sum of the amounts determined by multiplying the number of full years from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the debt security and the denominator of which is the stated redemption price at maturity of the debt security. Holders usually must report de minimis OID pro rata as principal payments are received, and that income will be capital gain if the debt security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         Debt securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is typically treated as payable at a qualified variable rate and not as contingent interest if,


          o    the interest is unconditionally payable at least annually,

          o the issue price of the debt instrument does not exceed the total noncontingent principal payments and

          o interest is based on a qualified floating rate, an objective rate, or a combination of qualified floating rates that do not operate in a manner that significantly accelerates or defers interest payments on the debt security.

In the case of compound interest securities, some interest weighted securities, and other debt securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

         The IRS recently issued final regulations governing the calculation of OID on instruments having contingent interest payments. The regulations specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the debt security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code
Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that this methodology represents the correct manner of calculating OID.

         The holder of a debt security issued with OID must include in gross income, for all days during its taxable year on which it holds the debt security, the sum of the "daily portions" of the OID. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the OID that accrued during the relevant accrual period. In the case of a debt security that is not a regular interest security and the principal payments on which are not subject to acceleration resulting from prepayments on the loans, the amount of OID includible in income of a holder for an accrual period, which typically is the period over which interest accrues on the debt instrument, will equal the product of the yield to maturity of the debt security and the adjusted issue price of the debt security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to the debt security in all prior periods, other than qualified stated interest payments.


         The amount of OID to be included in income by a holder of a debt instrument, that is subject to acceleration due to prepayments on other debt obligations securing those instruments, is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument. The amount of OID that will accrue during an accrual period on a this type of security is the excess, if any, of the sum of


          o the present value of all payments remaining to be made on the security as of the close of the accrual period and

          o the payments during the accrual period of amounts included in the stated redemption price of the security, over the adjusted issue price of the security at the beginning of the accrual period.

The present value of the remaining payments is to be determined on the basis of three factors:

          o the original yield to maturity of the pay-through security, which is determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period,

          o events which have occurred before the end of the accrual period, and

          o the assumption that the remaining payments will be made in accordance with the original prepayment assumption.

The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the loans at a rate that exceeds the prepayment assumption, and to decrease, but not below zero for any period, the portions of OID required to be included in income by a holder of this type of security to take into account prepayments with respect to the loans at a rate that is slower than the prepayment assumption. Although OID will be reported to holders of these securities based on the prepayment assumption, no representation is made to holders that loans will be prepaid at that rate or at any other rate.


         The seller may adjust the accrual of OID on a class of regular interest securities or other regular interests in a REMIC in a manner that it believes to be appropriate, to take account of realized losses on the loans, although the OID Regulations do not provide for those adjustments. If the IRS were to require that OID be accrued without the adjustments, the rate of accrual of OID for a class of regular interest securities could increase.


         Some classes of regular interest securities may represent more than one class of REMIC regular interests. As specified in the prospectus supplement, the trustee intends, based on the OID Regulations, to calculate OID on these securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.


         A subsequent holder of a debt security will also be required to include OID in gross income, but a holder who purchases that debt security for an amount that exceeds its adjusted issue price will be entitled, as will an initial holder who pays more than a debt security's issue price, to offset that OID by comparable economic accruals of portions of the excess.


         Effects of Defaults and Delinquencies.

         Holders will be required to report income with respect to the securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the loans, except possibly to the extent that it can be established that those amounts are uncollectible. As a result, the amount of income, including OID, reported by a holder of that security in any period could significantly exceed the amount of cash distributed to the holder in that period. The holder will eventually be allowed a loss, or will be allowed to report a lesser amount of income, to the extent that the aggregate amount of distributions on the securities is deducted as a result of a loan default. However, the timing and character of the losses or reductions in income are uncertain and, accordingly, we suggest that holders of securities consult their own tax advisors on this point.

         Interest Weighted Securities.


         It is not clear how income should be accrued with respect to regular interest securities or stripped securities, which we define under "-Tax Status as a Grantor Trust; General", the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on loans underlying pass-through securities which we refer to interest weighted securities. The seller intends to take the position that all of the income derived from an interest weighted security should be treated as OID and that the amount and rate of accrual of the OID should be calculated by treating the interest weighted security as a compound interest security. However, in the case of interest weighted securities that are entitled to some payments of principal and that are regular interest securities the IRS could assert that income derived from an interest weighted security should be calculated as if the security were a security purchased at a premium equal to the excess of the price paid by the holder for the security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize the premium only if it has in effect an election under
Section 171 of the Code with respect to all taxable debt instruments held by the holder. Alternatively, the IRS could assert that an interest weighted security should be taxable under the rules governing bonds issued with contingent payments. That treatment may be more likely in the case of interest weighted securities that are stripped securities. See "-Tax Status as a Grantor Trust-Discount or Premium on Pass-Through Securities."


         Variable Rate Debt Securities.

         In the case of debt securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that

          o    the yield to maturity of those debt securities and

          o in the case of pay-through securities, the present value of all payments remaining to be made on those debt securities, should be calculated as if the interest index remained at its value as of the issue date of those securities.


Because the proper method of adjusting accruals of OID on a variable rate debt security is uncertain, we suggest that holders of variable rate debt securities consult their own tax advisers regarding the appropriate treatment of the securities for federal income tax purposes.


         Market Discount.


         A purchaser of a security may be subject to the market discount rules of Sections 1276-1278 of the Code. A holder that acquires a debt security with more than a prescribed de minimis amount of market discount, which usually is the excess of the principal amount of the debt security over the purchaser's purchase price, will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the debt security received in that month and, if the securities are sold, the gain realized. Market discount would accrue in a manner to be provided in Treasury regulations but, until regulations are issued, market discount typically would accrue either:


          o on the basis of a constant yield, in the case of a security subject to prepayment, taking into account a prepayment assumption, or

          o in the ratio of (a) in the case of securities or the loans underlying pass-through security that have not been originally issued with OID, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of securities or the loans underlying pass-through security originally issued at a discount, OID in the relevant period to total OID remaining to be paid.


         Section 1277 of the Code provides that, regardless of the origination date of the debt security or the loans for a pass-through security, the excess of interest paid or accrued to purchase or carry a security or the underlying loans for a pass-through security with market discount over interest received on the security is allowed as a current deduction only to the extent excess is greater than the market discount that accrued during the taxable year in which interest expense was incurred. The deferred portion of any interest expense usually will be deductible when market discount is included in income, including upon the sale, disposition, or repayment of the security or an underlying loan for a pass-through security. A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by holder during the taxable year the election is made and after, in which case the interest deferral rule will not apply.


         Premium.


         A holder who purchases a debt security, other than an interest weighted security as described under "--Taxation of Debt Securities; Interest Weighted Securities", at a cost greater than its stated redemption price at maturity, usually will be considered to have purchased the security at a premium, which it may elect to amortize as an offset to interest income on the security, and not as a separate deduction item, on a constant yield method. Although no regulations addressing the computation of premium accrual on securities similar to the securities have been issued, the legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of pay-through securities will be calculated using the prepayment assumption used in pricing. If a holder makes an election to amortize premium on a debt security, the election will apply to all taxable debt instruments, including all REMIC regular interests and all pass-through securities representing ownership interests in a trust holding debt obligations, held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired after by the holder, and will be irrevocable without the consent of the IRS. We suggest that purchasers who pay a premium for the securities consult their tax advisers regarding the election to amortize premium and the method to be employed. Recently, the IRS issued final regulations dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code
Section 1272(a)(6) such as the securities. Absent further guidance from the IRS, the trustee intends to account for amortizable bond premium in the manner described above. We suggest that prospective purchasers of the securities consult their tax advisors regarding the possible application of these regulations.


         Election to Treat All Interest as Original Issue Discount.


         The OID Regulations permit a holder of a debt security to elect to accrue all interest, discount, including de minimis market or OID, and premium income as interest, based on a constant yield method for debt securities acquired on or after April 4, 1994. If an election were to be made with respect to a debt security with market discount, the holder of the debt security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the holder of the debt security acquires during or after the year of the election. Similarly, a holder of a debt security that makes this election for a debt security that is acquired at a premium will be deemed to have made an election to amortize bond premium for all debt instruments having amortizable bond premium that the holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method for a debt security is irrevocable.


Taxation of the REMIC and its Holders

         In the opinion of tax counsel, if a REMIC election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as regular interests or residual interests in a REMIC, as specified in the prospectus supplement.


         If a REMIC election is made with respect to a series of securities,

          o securities held by a domestic building and loan association typically will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi), assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code
               Section 7701(a)(19)(C); and

          o securities held by a real estate investment trust typically will constitute "real estate assets" within the meaning of Code
               Section 856(c)(5)(B), and income with respect to the securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B), assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets.


If less than 95% of the REMIC's assets consist of the qualifying assets described above, then a security will be a qualifying asset in the proportion that REMIC assets are qualifying assets.

REMIC Expenses; Single Class REMICs


         All of the expenses of a REMIC usually will be taken into account by holders of the residual interest securities. In the case of a single class REMIC, however, the expenses will be allocated, under Treasury regulations, among the holders of the regular interest securities and the holders of the residual interest securities, on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a regular interest security who is an individual or a pass-through interest holder, including some pass-through entities but not real estate investment trusts, expenses will be deductible only to the extent that expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of the holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which amount will be adjusted for inflation for taxable years beginning after 1990, will be reduced by the lesser of:


o    3% of the excess of adjusted gross income over the applicable amount, or


o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

         The reduction or disallowance of this deduction may have a significant impact on the yield of the regular interest security to this type of holder. A single class REMIC is one that either:


o would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC, treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes, or

o is similar to a trust and which is structured with the principal purpose of avoiding the single class REMIC rules.

As specified in the prospectus supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

Taxation of the REMIC

         General.


         Although a REMIC is a separate entity for federal income tax purposes, a REMIC usually is not subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described in "--Taxation of Debt Securities; Interest and Acquisition Discount", the regular interests usually are taxable as debt of the REMIC.


         Calculation of REMIC Income.


         The taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with adjustments. The taxable income or net loss typically will be the difference between


o the gross income produced by the REMIC's assets, including stated interest and any OID or market discount on loans and other assets, and

o deductions, including stated interest and OID accrued on regular interest securities, amortization of any premium with respect to loans, and servicing fees and other expenses of the REMIC.


A holder of a residual interest security that is an individual or a pass-through interest holder, including some pass-through entities, but not including real estate investment trusts, will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that the expenses, when aggregated with the holder's other miscellaneous itemized deductions for that year, do not exceed two percent of the holder's adjusted gross income.


         For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the day that the interests are issued, which we refer to as the "start up day". The aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.


         The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on the loans will be equivalent to the method under which holders of pay-through securities accrue OID, i.e., under the constant yield method taking into account the prepayment assumption. The REMIC will deduct OID on the regular interest securities in the same manner that the holders of the regular interest securities include the discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities". However, a REMIC that acquires loans at a market discount must include the market discount in income currently, as it accrues, on a constant interest basis.


         To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans, taking into account the prepayment assumption on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before that date, it is possible that the premium may be recovered in proportion to payments of loan principal.

         Prohibited Transactions and Contributions Tax.


         The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. Prohibited transactions include:


o the sale or other disposition of any qualified mortgage transferred to the REMIC;

o    the sale or other disposition of a cash flow investment;

o the receipt of any income from assets not permitted to be held by the REMIC; or

o the receipt of any fees or other compensation for services rendered by the REMIC.


It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, a tax usually is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the startup day. The holders of residual interest securities typically will be responsible for the payment of any taxes imposed on the REMIC. To the extent not paid by the holders or otherwise, however, taxes will be paid out of the trust and will be allocated pro rata to all outstanding classes of securities of the REMIC.


Taxation of Holders of Residual Interest Securities


         The holder of a security representing a residual interest security will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which holder held the residual interest security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for the quarter, and by allocating that amount among the holders, on that day of the residual interest securities in proportion to their respective holdings on that day.

         The holder of a residual interest security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to the income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC regular interests issued without any discount or at an insubstantial discount. If this occurs, it is likely that cash distributions will exceed taxable income in later years. Taxable income may also be greater in earlier years of REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC regular interest securities, will typically increase over time as lower yielding securities are paid, whereas interest income with respect to loans usually will remain constant over time as a percentage of loan principal.


         In any event, because the holder of a residual interest security is taxed on the net income of the REMIC, the taxable income derived from a residual interest security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the residual interest security may be less than that of a bond or instrument.

         Limitation on Losses.


         The amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which the loss arises. A holder's basis in a residual interest security will initially equal the holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased, but not below zero, by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of residual interest securities to deduct net losses may be limited in more ways under the Code, accordingly, we suggest that they consult their tax advisers.


         Distributions.


         Distributions on a residual interest security, whether at their scheduled times or as a result of prepayments, usually will not result in any additional taxable income or loss to a holder of a residual interest security. If the amount of the payment exceeds a holder's adjusted basis in the residual interest security, however, the holder will recognize gain, treated as gain from the sale of the residual interest security, to the extent of the excess.


         Sale or Exchange.

         A holder of a residual interest security will recognize gain or loss on the sale or exchange of a residual interest security equal to the difference, if any, between the amount realized and the holder's adjusted basis in the residual interest security at the time of the sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a residual interest security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after the disposition.

         Excess Inclusions.


         The portion of the REMIC taxable income of a holder of a residual interest security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on the holder's federal income tax return. Further, if the holder of a residual interest security is an organization subject to the tax on unrelated business income imposed by Code Section 511, the holder's excess inclusion income will be treated as unrelated business taxable income of the holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust, or some cooperatives were to own a residual interest security, a portion of dividends or other distributions paid by the real estate investment trust or other entity would be treated as excess inclusion income. If a Residual security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as portfolio interest and may be limited in more ways. See "Tax Treatment of Foreign Investors."


         The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions, i.e., thrift institutions, to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have `significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.


         In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for the residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have the rules apply only to tax years beginning after August 20, 1996.


         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.


         The excess inclusion portion of a REMIC's income is equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a residual interest security, over the daily accruals for the quarterly period of:


o 120% of the long term applicable federal rate on the startup day multiplied by

o the adjusted issue price of the residual interest security at the beginning of the quarterly period.

The adjusted issue price of a residual interest at the beginning of each calendar quarter will equal its issue price, calculated in a manner analogous to the determination of the issue price of a regular interest, increased by the aggregate of the daily accruals for prior calendar quarters, and decreased, but not below zero, by the amount of loss allocated to a holder and the amount of distributions made on the residual interest security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.


         Under the REMIC Regulations, in some cases, transfers of residual securities may be disregarded. See "-Restrictions on Ownership and Transfer of Residual Interest Securities" and "-Tax Treatment of Foreign Investors" below.


         Restrictions on Ownership and Transfer of Residual Interest Securities.


         As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a residual interest security by any disqualified organization. Disqualified organizations include the United States, any State or political subdivision of the United States, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if the entity is not subject to tax on its unrelated business income. Accordingly, the applicable Agreement will prohibit disqualified organizations from owning a residual interest security. In addition, no transfer of a residual interest security will be permitted unless the proposed transferee shall have furnished to the trustee an affidavit representing and warranting that it is neither a disqualified organization nor an agent or nominee acting on behalf of a disqualified organization.


         If a residual interest security is transferred to a disqualified organization in violation of the restrictions set forth above, a substantial tax will be imposed on the transferor of the residual interest security at the time of the transfer. In addition, if a disqualified organization holds an interest in a pass-through entity, including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee, that owns a residual interest security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

         Under the REMIC Regulations, if a residual interest security is a noneconomic residual interest, a transfer of the residual interest security to a United States person will be disregarded for all federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A residual interest security is a noneconomic residual interest unless, at the time of the transfer:

o the present value of the expected future distributions on the residual interest security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and

o the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

         The transferor of a REMIC residual interest is presumed not to have a wrongful purpose if it:

o conducts a reasonable investigation of the transferee's financial condition and concludes that the transferee has historically paid its debts as they come due and finds no significant evidence indicating that the transferee will not continue to pay its debts as they come due in the future, and

o receives a representation from the transferee that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes as they come due.

The IRS has issued proposed Treasury regulations that would add to the conditions necessary to ensure that a transfer of a noneconomic residual interest would be respected. The proposed additional condition provides that the transfer of a noneconomic residual interest will not qualify under this safe harbor unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the present value of the sum of

o any consideration given to the transferee to acquire the interest (the inducement payment),

o    future distributions on the interest, and

o any anticipated tax savings associated with holding the interest as the REMIC generates losses.

For purposes of this calculation, the present value is calculated using a discount rate equal to the lesser of the applicable federal rate and the transferee's cost of borrowing. The proposed effective date for the changes is February 4, 2000.


If a transfer of a residual interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to transfers of residual interest securities by foreign persons to United States persons. See "-Tax Treatment of Foreign Investors."


         Mark to Market Rules.

         Prospective purchasers of a residual interest security should be aware that the IRS regulations which provide that a residual interest security acquired after January 3, 1995 cannot be marked-to-market.

Administrative Matters

         The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

Tax Status as a Grantor Trust

         General.


         As specified in the prospectus supplement if a REMIC election is not made, in the opinion of tax counsel, the trust relating to a series of securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Code and not as an association taxable as a corporation. In some series there will be no separation of the principal and interest payments on the loans. In those circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the loans. In other cases, i.e. stripped securities, sale of the securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the loans.

         Each holder must report on its federal income tax return its share of the gross income derived from the loans, not reduced by the amount payable as trustee fees and the servicing fees, at the same time and in the same manner as those items would have been reported under the holder's tax accounting method had it held its interest in the loans directly, received directly its share of the amounts received with respect to the loans, and paid directly its share of the servicing fees. In the case of pass-through securities other than stripped securities, the income will consist of a pro rata share of all of the income derived from all of the loans and, in the case of stripped securities, the income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a security usually will be entitled to deduct servicing fees under
Section 162 or Section 212 of the Code to the extent that the servicing fees represent reasonable compensation for the services rendered by the trustee and the master servicer or third parties that are compensated for the performance of services. In the case of a noncorporate holder, however, servicing fees, to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation, will be deductible in computing the holder's regular tax liability only to the extent that the fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing the holder's alternative minimum tax liability. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount, which will be adjusted for inflation, will be reduced by the lesser of:


          o 3% of the excess of adjusted gross income over the applicable amount or

          o 80% of the amount of itemized deductions otherwise allowable for the taxable year.

         Discount or Premium on Pass-Through Securities.


         The holder's purchase price of a pass-through security is to be allocated among the loans in proportion to their fair market values, determined as of the time of purchase of the securities. In the typical case, the trustee, to the extent necessary to fulfill its reporting obligations, will treat each loan as having a fair market value proportional to the share of the aggregate principal balances of all of the loans that it represents, since the securities typically will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a pass-through security allocated to a loan, other than to a right to receive any accrued interest thereon and any undistributed principal payments, is less than or greater than the portion of the principal balance of the loan allocable to the security, the interest in the loan allocable to the pass-through security will be deemed to have been acquired at a discount or premium, respectively.

         The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a loan with OID in excess of a prescribed de minimis amount or a stripped security, a holder of a security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a loan could arise, for example, by virtue of the financing of points by the originator of the loan, or by virtue of the charging of points by the originator of the loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not deductible under the Code. Any market discount or premium on a loan will be includible in income, in the manner described in "--Taxation of Debt Securities; Premium and Market Discount", except that in the case of pass-through securities, market discount is calculated on the loans underlying the Certificate, rather than on the security. A holder that acquires an interest in a loan originated after July 18, 1984 with more than a de minimis amount of market discount, typically, the excess of the principal amount of the loan over the purchaser's allocable purchase price, will be required to include accrued market discount in income in the manner set forth above. See "-Taxation of Debt Securities; Market Discount" and "-Premium" above.

         In the case of market discount on a pass-through security attributable to loans originated on or before July 18, 1984, the holder will be required to allocate the portion of the discount that is allocable to a loan among the principal payments on the loan and to include the discount allocable to each principal payment in ordinary income at the time the principal payment is made. That treatment usually would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.


         Stripped Securities.


         A stripped security may represent a right to receive only a portion of the interest payments on the loans, a right to receive only principal payments on the loans, or a right to receive payments of both interest and principal. Stripped securities such as ratio strip securities may represent a right to receive differing percentages of both the interest and principal on each loan. Under Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of stripped bonds with respect to principal payments and stripped coupons with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing OID, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that the stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to the stripped interest.


         Servicing fees in excess of reasonable servicing fees will be treated under the stripped bond rules. If the excess servicing fees are less than 100 basis points or 1% interest on the loan principal balance or the securities are initially sold with a de minimis discount, assuming no prepayment assumption is required, any non-de minimis discount arising from a subsequent transfer of the securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a loan by loan basis, which could result in some loans being treated as having more than 100 basis points of interest stripped off.


         The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and OID rules are to apply to stripped securities and other pass-through securities. Under the method described in "--Taxation of Debt Securities; Interest and Acquisition Discount" for prepayment securities or the cash flow bond method, a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during the period. However, the 1986 Act does not, absent Treasury regulations, appear specifically to cover instruments like the stripped securities which technically represent ownership interests in the underlying loans, rather than being debt instruments secured by those loans. Nevertheless, it is believed that the cash flow bond method is a reasonable method of reporting income for the securities, and it is expected that OID will be reported on that basis, as specified in the prospectus supplement. In applying the calculation to pass-through securities, the trustee will treat all payments to be received by a holder with respect to the underlying loans as payments on a single installment obligation. The IRS could, however, assert that OID must be calculated separately for each loan underlying a security.

         In some cases, if the loans prepay at a rate faster than the prepayment assumption, the use of the cash flow bond method may accelerate a holder's recognition of income. If, however, the loans prepay at a rate slower than the prepayment assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.


         In the case of a stripped security that is an interest weighted security, the trustee intends, absent contrary authority, to report income to securityholders as OID, in the manner described above for interest weighted securities.

         Possible Alternative Characterizations.

         The characterizations of the stripped securities described in the preceding section are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the IRS could contend that:

o in some series, each non-interest weighted security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped principal payments;

o the non-interest weighted securities are subject to the contingent payment provisions of the Contingent Regulations; or

o each interest weighted stripped security is composed of an unstripped undivided ownership interest in loans and an installment obligation consisting of stripped interest payments.

         Given the variety of alternatives for treatment of the stripped securities and the different federal income tax consequences that result from each alternative, we strongly suggest that potential purchasers consult their own tax advisers regarding the proper treatment of the securities for federal income tax purposes.

         Character as Qualifying Loans.

         In the case of stripped securities, there is no specific legal authority existing regarding whether the character of the securities, for federal income tax purposes, will be the same as the loans. The IRS could take the position that the loans' character is not carried over to the securities. Pass-through securities will be, and, although the matter is not free from doubt, stripped securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code. In addition, interest income attributable to the securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the securities may cause a proportionate reduction in the above-described qualifying status categories of securities.

Sale or Exchange


         Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder's tax basis in its security is the price the holder pays for a security, plus amounts of original issue or market discount included in income and reduced by any payments received, other than qualified stated interest payments, and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a security, measured by the difference between the amount realized and the security's basis as so adjusted, typically will be capital gain or loss, assuming that the security is held as a capital asset. In the case of a security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a regular interest security will be taxable as ordinary income or loss. In addition, gain from the disposition of a regular interest security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of the amount that would have been includible in the holder's income if the yield on the regular interest security had equaled 110% of the applicable federal rate as of the beginning of the holder's holding period, over the amount of ordinary income actually recognized by the holder on the regular interest security.


Miscellaneous Tax Aspects

         Backup Withholding.


         Subject to the discussion below with respect to trusts as to which a partnership election is made, a holder, other than a holder of a residual interest security, may, in some cases, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or OID on the securities. This withholding applies if the holder of a security


o    fails to furnish the trustee with its taxpayer identification number;

o    furnishes the trustee an incorrect taxpayer identification number;

o fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or


o under some circumstances, fails to provide the trustee or the holder's securities broker with a certified statement, signed under penalty of perjury, that the taxpayer identification number provided is its correct number and that the holder is not subject to backup withholding.

Backup withholding will not apply, however, to some payments made to holders, including payments to exempt recipients, including exempt organizations, and to some nonresidents. We suggest that holders consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.


         The trustee will report to the holders and to the master servicer for each calendar year the amount of any reportable payments during the year and the amount of tax withheld, if any, with respect to payments on the securities.

Tax Treatment of Foreign Investors


         Subject to the discussion below with respect to trusts as to which a partnership election is made, under the Code, unless interest, including OID, paid on a security, other than a residual interest security, is considered to be effectively connected with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation, which we define as "nonresident", those interest will normally qualify as portfolio interest, except where the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or the recipient is a controlled foreign corporation to which the issuer is a related person, and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from the interest payments. These provisions supersede the applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate, unless that rate were reduced or eliminated by an applicable tax treaty, on, among other things, interest and other fixed or determinable, annual or periodic income paid to nonresidents. Holders of pass-through securities and stripped securities, including ratio strip securities, however, may be subject to withholding to the extent that the loans were originated on or before July 18, 1984.

         Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, be subject to the regular United States income tax.

         Payments to holders of residual interest securities who are foreign persons typically will be treated as interest for purposes of the 30% or lower treaty rate United States withholding tax. Holders should assume that the income does not qualify for exemption from United States withholding tax as portfolio interest. It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a residual interest security will not be entitled to an exemption from or reduction of the 30% or lower treaty rate withholding tax rule. If the payments are subject to United States withholding tax, they will be taken into account for withholding tax purposes only when paid or distributed or when the residual interest security is disposed of. The Treasury has statutory authority, however, to promulgate regulations which would require that these amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. These regulations could, for example, require withholding prior to the distribution of cash in the case of residual interest securities that do not have significant value. Under the REMIC Regulations, if a residual interest security has tax avoidance potential, a transfer of a residual interest security to a nonresident will be disregarded for all federal tax purposes. A residual interest security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee amounts that will equal at least 30% of each excess inclusion, and that these amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a residual interest security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the residual interest security for purposes of the withholding tax provisions of the Code. See "-Excess Inclusions."

         On October 6, 1997, the Treasury Department issued new regulations which modify the withholding and information reporting rules described in the preceding paragraph. The new regulations attempt to unify certification requirements and modify reliance standards. The new regulations will be effective for payments made after December 31, 2000, subject to transition rules. We suggest that prospective investors consult their own tax advisors regarding the new regulations.


Tax Characterization of the Trust as a Partnership


         Tax counsel will deliver its opinion that a trust will not be treated as a publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the related Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the trust will exempt it from the rule that some publicly traded partnerships are taxable as corporations or the issuance of the securities has been structured as a private placement under an IRS safe harbor, so that the trust will not be characterized as a publicly traded partnership taxable as a corporation.

         If the trust were taxable as a corporation for federal income tax purposes, the trust would be subject to corporate income tax on its taxable income. The trust's taxable income would include all its income, possibly reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and certificateholders could be liable for any tax that is unpaid by the trust.


Tax Consequences to Holders of the Notes

         Treatment of the Notes as Indebtedness.


         The trust will agree, and the noteholders will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Tax counsel will advise the seller that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.


         OID, Indexed Securities, etc.


         The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not indexed securities or strip notes. Moreover, the discussion assumes that the interest formula for the notes meets the requirements for qualified stated interest under the OID Regulations, and that any OID on the notes, i.e., any excess of the principal amount of the notes over their issue price, does not exceed a de minimis amount, i.e., 0.25% of their principal amount multiplied by the number of full years included in their term, all within the meaning of the OID Regulations. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to the notes will be disclosed in the prospectus supplement.


         Interest Income on the Notes.


         Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest thereon will be taxable to a noteholder as ordinary interest income when received or accrued in accordance with noteholder's method of tax accounting. Under the OID Regulations, a holder of a note issued with a de minimis amount of OID must include the OID in income, on a pro rata basis, as principal payments are made on the note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a note for more or less than its principal amount usually will be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a note that has a fixed maturity date of not more than one year from the issue date of the note which we refer to as a short-term note may be subject to special rules. An accrual basis holder of a short-term note and some cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code typically would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a short-term note would be required to report interest income as interest is paid or, if earlier, upon the taxable disposition of the short-term note. However, a cash basis holder of a short-term note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the short-term note until the taxable disposition of the short-term note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the short-term note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Special rules apply if a short-term note is purchased for more or less than its principal amount.


         Sale or Other Disposition.


         If a noteholder sells a note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the note. The adjusted tax basis of a note to a particular noteholder will equal the holder's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included by noteholder in income with respect to the note and decreased by the amount of bond premium, if any, previously amortized and by the amount of principal payments previously received by noteholder with respect to the note. Any gain or loss will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses usually may be used only to offset capital gains.


         Foreign Holders.


         Interest payments made or accrued to a noteholder who is a nonresident alien, foreign corporation or other non-United States person will be considered portfolio interest, and will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person, and the foreign person:


o is not actually or constructively a "10 percent shareholder" of the trust or the seller, including a holder of 10% of the outstanding certificates, or a "controlled foreign corporation" with respect to which the trust or the seller is a "related person" within the meaning of the Code and

o provides the trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement on Form W-8 or a similar form, signed under penalties of perjury, certifying that the beneficial owner of the note is a foreign person and providing the foreign person's name and address.


If a note is held through a securities clearing organization or some other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the note. If the interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable tax treaty.


         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a foreign person will be exempt from United States federal income and withholding tax, if:

o the gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and

o in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         Backup Withholding.


         Each holder of a note, other than an exempt holder including a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident, will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt noteholder fail to provide the required certification, the trust will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.


         Possible Alternative Treatments of the Notes.


         If, contrary to the opinion of tax counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the trust. If so treated, the trust might be treated as a publicly traded partnership taxable as a corporation with the adverse consequences described in "--Tax Characterization of the Trust as a Partnership" and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Alternatively, and most likely in the view of tax counsel, the trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some holders. For example, income to tax-exempt entities including pension funds would be unrelated business taxable income, income to foreign holders would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders may be limited in their ability to deduct their share of the trust's expenses.


Tax Consequences to Holders of the Certificates

         Treatment of the Trust as a Partnership.


         The trust and the master servicer will agree, and the certificateholders will agree by their purchase of certificates, to treat the trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the trust, the partners of the partnership being the certificateholders, and the notes being debt of the partnership. However, the proper characterization of the arrangement involving the trust, the certificates, the notes, the trust and the master servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus.

         A variety of alternative characterizations are possible. For example, because the certificates have features characteristic of debt, the certificates might be considered debt of the trust. Any characterization of that type would not result in materially adverse tax consequences to certificateholders as compared to the consequences from treatment of the certificates as equity in a partnership. The following discussion assumes that the certificates represent equity interests in a partnership.


         Indexed Securities, etc.


         The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are indexed securities or strip certificates, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to the certificates will be disclosed in the prospectus supplement.


         Partnership Taxation.


         As a partnership, the trust will not be subject to federal income tax. Rather, each certificateholder will be required to separately take into account the holder's allocated share of income, gains, losses, deductions and credits of the trust. The trust's income will consist primarily of interest and finance charges earned on the loans including appropriate adjustments for market discount, OID and bond premium and any gain upon collection or disposition of loans. The trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the related Agreement and related documents. The Agreement will provide that the certificateholders will be allocated taxable income of the trust for each month equal to the sum of:


o the interest that accrues on the certificates in accordance with their terms for the month, including interest accruing at the pass-through rate for the month and interest on amounts previously due on the certificates but not yet distributed;

o any trust income attributable to discount on the loans that corresponds to any excess of the principal amount of the certificates over their initial issue price;

o    prepayment premium payable to the certificateholders for the month; and

o any other amounts of income payable to the certificateholders for the month.


         The allocation will be reduced by any amortization by the trust of premium on loans that corresponds to any excess of the issue price of certificates over their principal amount. All remaining taxable income of the trust will be allocated to the seller. Based on the economic arrangement of the parties, this approach for allocating trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to certificateholders. Moreover, even under the foregoing method of allocation, certificateholders may be allocated income equal to the entire pass-through rate plus the other items described in the preceding paragraph even though the trust might not have sufficient cash to make current cash distributions of the amount. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and certificateholders may become liable for taxes on trust income even if they have not received cash from the trust to pay taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all certificateholders but certificateholders may be purchasing certificates at different times and at different prices, certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the trust.

         All of the taxable income allocated to a certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity including an individual retirement account will constitute unrelated business taxable income taxable to the holder under the Code.


         An individual taxpayer's share of expenses of the trust including servicing fees but not interest expense would be miscellaneous itemized deductions. The deductions might be disallowed to the individual in whole or in part and might result in the holder being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the trust.


         The trust intends to make all tax calculations relating to income and allocations to certificateholders on an aggregate basis. If the IRS were to require that the calculations be made separately for each loan, the trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on certificateholders.


         Discount and Premium.

         It is believed that the loans were not issued with OID, and, therefore, the trust should not have OID income. However, the purchase price paid by the trust for the loans may be greater or less than the remaining principal balance of the loans at the time of purchase. If so, the loan will have been acquired at a premium or discount, as the case may be. As indicated above, the trust will make this calculation on an aggregate basis, but might be required to recompute it on a loan by loan basis.

         If the trust acquires the loans at a market discount or premium, the trust will elect to include any discount in income currently as it accrues over the life of the loans or to offset any premium against interest income on the loans. As indicated above, a portion of market discount income or premium deduction may be allocated to certificateholders.

         Section 708 Termination.


         Under final regulations issued on May 9, 1997 under Code Section 708, a sale or exchange of 50% or more of the capital and profits in a partnership would cause a deemed contribution of assets of the partnership (the "old partnership") to a new partnership (the "new partnership") in exchange for interests in the new partnership. Those interests would be deemed distributed to the partners of the old partnership in liquidation of the partnership, which would not constitute a sale or exchange. Accordingly under these new regulations, if the trust fund were characterized as a partnership and a sale of certificates terminated the partnership under Code Section 708, the purchaser's basis in its ownership interest would not change.


         Disposition of Certificates.


         Capital gain or loss usually will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A certificateholder's tax basis in a certificate typically will equal the holder's cost increased by the holder's share of trust income includible in income and decreased by any distributions received with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the holder's share of the notes and other liabilities of the trust. A holder acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in the certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of the aggregate tax basis to the certificates sold rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the loans typically would be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The trust does not expect to have any other assets that would give rise to these special reporting requirements. Thus, to avoid those special reporting requirements, the trust will elect to include market discount in income as it accrues.

         If a certificateholder is required to recognize an aggregate amount of income not including income attributable to disallowed itemized deductions described in "--Tax Consequences to Holders of Certificates; Partnership Taxation" over the life of the certificates that exceeds the aggregate cash distributions, the excess usually will give rise to a capital loss upon the retirement of the certificates.


         Allocations Between Transferors and Transferees.


         The trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the certificateholders in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a holder purchasing certificates may be allocated tax items which will affect its tax liability and tax basis attributable to periods before the actual transaction.


         The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed or only applies to transfers of less than all of the partner's interest, taxable income or losses of the trust might be reallocated among the certificateholders. The trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         Section 754 Election.

         In the event that a certificateholder sells its certificates at a profit or loss, the purchasing certificateholder will have a higher lower basis in the certificates than the selling certificateholder had. The tax basis of the trust's assets will not be adjusted to reflect that higher or lower basis unless the trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the trust will not make an election. As a result, certificateholders might be allocated a greater or lesser amount of trust income than would be appropriate based on their own purchase price for certificates.

         Administrative Matters.


         The trustee is required to keep or have kept complete and accurate books of the trust. The books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the trust will be the calendar year. The trustee will file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the trust and will report each certificateholder's allocable share of items of trust income and expense to holders and the IRS on Schedule K-1. The trust will provide the Schedule K-l information to nominees that fail to provide the trust with the information statement described in the following paragraph and nominees will be required to forward information to the beneficial owners of the certificates. Holders must file tax returns that are consistent with the information return filed by the trust or be subject to penalties unless the holder notifies the IRS of all inconsistencies.

         Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the trust with a statement containing information on the nominee, the beneficial owners and the certificates so held. The information includes:


o    the name, address and taxpayer identification number of the nominee and

o    as to each beneficial owner

o    the name, address and identification number of the person,

o whether the person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

o some information on certificates that were held, bought or sold on behalf of the person throughout the year.


In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement to the trust. The information referred to above for any calendar year must be furnished to the trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the trust with the information described above may be subject to penalties.

         The seller will be designated as the tax matters partner in the Agreement and will be responsible for representing the certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. The statute of limitations for partnership items typically does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the trust by the appropriate taxing authorities could result in an adjustment of the returns of the certificateholders. In some circumstances, a certificateholder may be precluded from separately litigating a proposed adjustment to the items of the trust. An adjustment could also result in an audit of a certificateholder's returns and adjustments of items not related to the income and losses of the trust.


         Tax Consequences to Foreign Certificateholders.


         It is not clear whether the trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those describing the trust. Although it is not expected that the trust would be engaged in a trade or business in the United States for those purposes, the trust will withhold as if it were so engaged in order to protect the trust from possible adverse consequences of a failure to withhold. The trust expects to withhold on the portion of its taxable income that is allocable to foreign certificateholders under Section 1446 of the Code, as if that income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the trust to change its withholding procedures. In determining a holder's withholding status, the trust may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.


         The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulation , or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.


         Each foreign holder might be required to file a U.S. individual or corporate income tax return including, in the case of a corporation, the branch profits tax on its share of the trust's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the trust on Form W-8 or Form W-8BEN in order to assure appropriate crediting of the taxes withheld. A foreign holder usually would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the trust taking the position that no taxes were due because the trust was not engaged in a U.S. trade or business. However, interest payments made or accrued to a certificateholder who is a foreign person usually will be considered guaranteed payments to the extent the payments are determined without regard to the income of the trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered portfolio interest. As a result, certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated by an applicable treaty. In that case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of 31% if the certificateholder fails to comply with identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.


FASIT Securities

         General


         The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. The FASIT provisions of the Code became effective on September 1, 1997. On February 4, 2000, the IRS and Treasury issued proposed Treasury regulations on FASITs. The regulations would not be effective until final regulations are filed with the federal register. However, it appears that some anti-abuse rules would apply as of February 4, 2000. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT securityholders. In the opinion tax counsel, if a FASIT election is made with respect to a series of securities, then the arrangement by which the securities of that series are issued will be treated as a FASIT assuming compliance with all of the provisions of the applicable Agreement, including the making of a timely FASIT election, and representations made by the seller as to factual matters. In addition, the trust's qualification as a FASIT depends on its ability to satisfy the requirements of the FASIT provisions on an ongoing basis, including, without limitation, requirements of proposed, temporary or final Treasury regulations that may be promulgated in the future under the FASIT provisions and that may apply to the trust or as a result of any change in the applicable law. Investors also should note that the FASIT discussion in this prospectus constitutes only a summary of the federal income tax consequences to holders of FASIT securities. With respect to each series of FASIT securities, the prospectus supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT securities will be classified as either FASIT regular securities, which will be treated as debt for federal income tax purposes, or FASIT ownership securities, which are not treated as debt for federal income tax purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related series FASIT. The prospectus supplement for each series of securities will indicate whether one or more FASIT elections will be made for that series and which securities of that series will be designated as regular interests, and which, if any, will be designated as ownership interests.


         Qualification as a FASIT

         The trust underlying a series, or one or more designated pools of assets held in the trust, will qualify under the Code as a FASIT in which the FASIT regular securities and the FASIT ownership securities will constitute the "regular interests" and the "ownership interests," respectively, if

o    a FASIT election is in effect,


o tests concerning the composition of the FASIT's assets and the nature of the securityholders' interests in the FASIT are met on a continuing basis, and


o the trust is not a regulated investment company as defined in Section 851(a) of the Code.

         Asset Composition


         In order for a trust, or one or more designated pools of assets held by a trust, to be eligible for FASIT status, substantially all of the assets of the trust or the designated pool must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times after that date (the "FASIT Qualification Test"). Permitted assets include:


o    cash or cash equivalents,

o debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC, i.e., instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only type rate,

o    foreclosure property,


o some hedging instruments, including interest and currency rate swaps and enhancement contracts, that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,


o contract rights to acquire qualifying debt instruments or qualifying hedging instruments,

o    FASIT regular interests, and

o    REMIC regular interests.

         Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to the holder.

         Interests in a FASIT


         In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet requirements. All of the interests in a FASIT must belong to either of the following:


o    one or more classes of regular interests or

o a single class of ownership interest that is held by a fully taxable domestic C corporation.

         In the case of series that include FASIT ownership securities, the ownership interest will be represented by the FASIT ownership securities.


         A FASIT interest qualifies as a regular interest if:


o    it is designated as a regular interest,

o    it has a stated maturity no greater than thirty years,

o    it entitles its holder to a specified principal amount,

o the issue price of the interest does not exceed 125% of its stated principal amount,

o the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and


o if it pays interest, the interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to the principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interests, i.e., qualified floating rates and weighted average rates. See "--Taxation of Debt Securities--Variable Rate Debt Securities."

         If a FASIT security fails to pay a specified principal amount, has an issue price that exceeds 125% of its stated principal amount, or has yield to maturity in excess of the AFR, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a high-yield interest. In addition, if a FASIT security fails to pay a fixed rate or a permissible variable rate, but the interest payable on the security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the security, the security also will qualify as a high-yield interest. A high-yield interest may be held only by domestic C corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs, and dealers in securities who acquire high yield interests as inventory, rather than for investment. In addition, holders of high-yield interests may be limited in offsetting income derived from that interest. See "--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."


         Anti-Abuse Rule. Under proposed Treasury regulations, the Commissioner of Internal Revenue may make appropriate adjustments with regard to the FASIT and any arrangement or transaction involving the FASIT if a principal purpose of forming or using the FASIT is to achieve results inconsistent with the intent of the FASIT provisions and the FASIT regulations. This determination would be based on all of the facts and circumstances, including a comparison of the purported business purpose for a transaction and the claimed tax benefits resulting from the transaction.

         Consequences of the Failure of the FASIT Trust to Qualify as a FASIT. If a FASIT Trust fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, proposed Treasury regulations provide that its FASIT status would be lost for that year and the FASIT Trust will be unable to elect FASIT status without the Commissioner's approval. If FASIT status is lost, under proposed Treasury regulations the entity classification of the former FASIT (the "New Arrangement") is determined under general federal income tax principles. The holder of the FASIT Ownership Security is treated as exchanging the New Arrangement's assets for an amount equal to their value and gain recognized is treated as gain from a prohibited transaction that is subject to the 100 percent tax, without exception. Loss, if any, is disallowed. In addition, the holder of the FASIT Ownership Security must recognize cancellation of indebtedness income, on a regular interest by regular interest basis, in an amount equal to the adjusted issue price of each FASIT Regular Security outstanding immediately before the cessation over its fair market value. If the holder of the FASIT Ownership Security has a continuing economic interest in the New Arrangement, the characterization of this interest is determined under general federal income tax principles. Holder of FASIT Regular Securities are treated as exchanging their Notes for interests in the New Arrangement, the classification of which is determined under general federal income tax principles. Gain is recognized to the extent the new interest either does not qualify as debt or differs either in kind or extent. The basis of the interest in the New Arrangement equals the basis in the FASIT Regular Security increased by any gain recognized on the exchange.

Tax Treatment of FASIT Regular Securities

         General.


         Payments received by holders of FASIT regular securities should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC regular interests. As in the case of holders of REMIC Regular interests, holders of FASIT regular interests must report income from those interests under an accrual method of accounting, even if they otherwise would have used the cash receipts and disbursements method. Except in the case of FASIT regular interests issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT regular interest will be treated as ordinary income to the securityholder and a principal payment on the security will be treated as a return of capital to the extent that the securityholder's basis is allocable to that payment. FASIT regular interests issued with original issue discount or acquired with market discount or premium will treat interest and principal payments on the securities in the same manner described for REMIC regular interests. See "--Taxation of Debt Securities," "--Market Discount," and "--Premium" above. High-yield securities may be held only by fully taxable domestic C corporations, other FASITs, and some securities dealers. securityholders of high-yield securities may be limited in their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those securities.

         If a FASIT regular interest is sold or exchanged, the securityholder usually will recognize gain or loss upon the sale in the manner described in "--Taxation of Debt Securities; Sale or Exchange". In addition, if a FASIT regular interest becomes wholly or partially worthless as a result of default and delinquencies on the underlying assets, the holder of the security should be allowed to deduct the loss sustained or alternatively be able to report a lesser amount of income. However, the timing and character of those losses in income are uncertain. See "--Taxation of Debt Securities--Effects of Default and Delinquencies."

         FASIT regular securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4) of the Code, and interest on those securities will be considered Qualifying REIT Interest to the same extent that REMIC securities would be so considered. FASIT regular securities held by a thrift institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC securities would be so considered. See "--Taxation of Debt Securities." In addition, FASIT regular securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT securities will not qualify as "government securities" for either REIT or RIC qualification purposes.


         Treatment of High-Yield Interests


         High-yield interests are subject to special rules regarding the eligibility of holders of those interests, and the ability of the holders to offset income derived from their FASIT security with losses. High-yield interests may be held only by Eligible Corporations, other FASITs, and dealers in securities who acquire the interests as inventory. If a securities dealer, other than an Eligible Corporation, initially acquires a high-yield interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the high-yield interest multiplied by the highest corporate income tax rate. In addition, transfers of high-yield interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the high-yield interest.


         The holder of a high-yield interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the high-yield interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT regular interest that is held by a pass-through entity, other than another FASIT, that issues debt or equity securities backed by the FASIT regular interest and that have the same features as high-yield interests.

Tax Treatment of FASIT Ownership Securities


         A FASIT ownership security represents the residual equity interest in a FASIT. The holder of a FASIT ownership security determines its taxable income by taking into account all assets, liabilities, and items of income, gain, deduction, loss, and credit of a FASIT. The character of the income to the holder of a FASIT ownership interest will be the same as the character of the income to the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT ownership interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT ownership security must determine the amount of interest, original issue discount, market discount, and premium recognized with respect to the FASIT's assets and the FASIT regular securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT ownership securities are subject to the same limitations on their ability to use losses to offset income from their FASIT security as are the holders of high-yield interests. See "--Tax Treatment of FASIT Regular Securities--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC residual securities also will apply to FASIT ownership securities. Accordingly, losses on dispositions of a FASIT ownership security usually will be disallowed where, within six months before or after the disposition, the seller of the security acquires any other FASIT ownership security or, in the case of a FASIT holding mortgage assets, any interest in a taxable mortgage pool, that is economically comparable to a FASIT ownership security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT ownership security was required to be marked-to-market under Code section 475 by the holder, then section 475 will continue to apply to the securities, except that the amount realized under the mark-to-market rules will be the greater of the securities value under present law or the securities value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable federal rate, compounded semiannually.


         The holder of a FASIT ownership security will be subject to a tax equal to 100% of the net income derived by the FASIT from any prohibited transactions. Prohibited transactions include:

          o the receipt of income derived from assets that are not permitted assets,


          o    some dispositions of permitted assets,


          o the receipt of any income derived from any loan originated by a FASIT, and


          o in some cases, the receipt of income representing a servicing fee or other compensation.

         Any series for which a FASIT election is made will be structured in order to avoid application of the prohibited transaction tax.


         Backup Withholding, Reporting and Tax Administration


         Securityholders of FASIT securities will be subject to backup withholding to the same extent holders of REMIC securities would be subject. See "--Miscellaneous Tax Aspects--Backup Withholding." For purposes of reporting and tax administration, holders of record of FASIT securities will be treated in the same manner as holders of REMIC securities.


Foreign Securityholders

         Foreign holders of FASIT securities will be subject to withholding to the same extent foreign holders of notes would be subject. See "- Tax Consequences to Holders of the Notes - Foreign Holders."


         Under proposed Treasury regulations, if a non-U.S. Person holds, either directly or through a vehicle which itself is not subject to U.S. federal income tax like a partnership or a trust, a FASIT Regular Security and a "conduit debtor" pays or accrues interest on a debt instrument held by the FASIT, any interest received or accrued by the non-U.S. Person FASIT Regular Security holder is treated as received or accrued from the conduit debtor. The proposed Treasury regulations state that a debtor is a conduit debtor if the debtor is a U.S. Person or the United States branch of a non-U.S. Person and the non-U.S. Person regular interest holder is (1) a "10 percent shareholder" of the debtor, (2) a "controlled foreign corporation" and the debtor is a related person with respect to the controlled foreign corporation or (3) related to the debtor. As set forth above, the proposed Treasury regulations would not be effective until final regulations are filed with the federal register.


         Due to the complexity of the federal income tax rules applicable to securityholders and the considerable uncertainty that exists with respect to many aspects of those rules, we suggest that potential investors consult their own tax advisors regarding the tax treatment of the acquisition, ownership, and disposition of the securities.

                           State Tax Considerations

         In addition to the federal income tax consequences described in "Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, we suggest that potential investors consult their own tax advisors with respect to the various state and local tax consequences of an investment in the securities.

                             ERISA Considerations


         The Employee Retirement Income Security Act of 1974 and the Code impose restrictions on employee benefit plans subject to ERISA and on plans and other arrangements subject to Section 4975 of the Code ("Plans"), and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to those Plans. Some employee benefit plans, including governmental plans and church plans, for which no election has been made under
Section 410(d) of the Code, are not subject to the restrictions of ERISA, and assets of those plans may be invested in the securities without regard to the ERISA considerations described in this section, subject to other applicable federal and state law. However, any governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under
Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans are subject to ERISA's fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in prohibited transactions involving a Plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes or, in some cases, a civil penalty may be assessed under Section 502(i) of ERISA, on parties in interest which engage in non-exempt prohibited transactions.

         Depending on the relevant facts and circumstances, a prohibited transaction exemption may apply to the purchase or holding of the securities-for example:

          o Prohibited Transaction Class Exemption ("PTE") 96-23, exempts some transactions effected on behalf of a Plan by an in-house asset manager;

          o PTE 95-60, exempts some transactions between insurance company general accounts and parties in interest;

          o PTE 91-38, exempts some transactions between bank collective investment funds and parties in interest;

          o PTE 90-1, exempts some transactions between insurance company pooled separate accounts and parties in interest; and

          o PTE 84-14, exempts some transactions effected on behalf of a Plan by a qualified professional asset manager.

There can be no assurance that any of these exemptions will apply with respect to any Plan's investment in the securities, or that an exemption, if it did apply, would apply to all prohibited transactions that may occur in connection with any investment. Furthermore, these exemptions would not apply to transactions involved in operation of the trust if the assets of the trust were considered to include Plan assets.

         The DOL has issued a final regulation, 29 C.F.R. Section 2510.3-101, (the "Plan Assets Regulation"), containing rules for determining what constitutes the assets of a Plan. The Plan Assets Regulation provides that the underlying assets and properties of corporations, partnerships, trusts and other entities in which a Plan makes an investment in an equity interest will be deemed for purposes of ERISA to be assets of the Plan unless an exception applies.

         Under the terms of the Plan Assets Regulation, the trust may be deemed to hold plan assets by reason of a Plan's investment in a security; the plan assets would include an undivided interest in the trust assets and any other assets held by the trust. In that event, persons providing services with respect to the assets of the trust may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and of Section 4975 of the Code, with respect to transactions involving the assets unless the transactions are subject to a statutory, regulatory or administrative exemption.

         The look-through rule of the Plan Assets Regulation does not apply if the interest acquired by the Plan is treated as indebtedness under applicable local law and has no substantial equity features. A profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust usually are deemed to be equity interests under the final regulation. If notes of a particular series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include the notes, but not, by reason of the purchase, the underlying assets of the trust. The prospectus supplement related to a series will indicate the expected treatment of the securities in that series under the Plan Assets Regulation.


         If the interest is an equity interest, the Plan Assets Regulation creates an exception if the class of equity interests in question is:

          o widely held, i.e., held by 100 or more investors who are independent of the seller and each other;

          o    freely transferable; and


          o    sold as part of an offering under


               o an effective registration statement under the Securities Act, and then subsequently registered under the Exchange Act or

               o an effective registration statement under Section 12(b) or 12(g) of the Exchange Act.

In addition, the regulation provides that if at all times more than 75% of the value of all classes of equity interests in the seller or the trust are held by investors other than benefit plan investors, which includes Plans; employee benefit plans as defined under ERISA, whether or not they are subject to ERISA; and any entity whose underlying assets include plan assets by reason of a plan's investment in the entity, the investing Plan's assets will not include any of the underlying assets of the seller or the trust.


         The DOL has granted to some underwriters individual administrative exemptions (the "Underwriter Exemptions") from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions. These securities may include the certificates. The obligations covered by the Underwriter Exemptions include obligations like the trust assets other than private securities and agency securities which are not insured or guaranteed by the United States or an agency or instrumentality of the United States, or home improvement contracts that are unsecured. The Underwriter Exemptions may apply to the acquisition, holding and resale of the securities by a Plan provided that conditions are met, including those listed in the next paragraph.

         While each Underwriter Exemption is an individual exemption separately granted to a specific underwriter, the terms and conditions are similar and include:


          o the acquisition of the certificates by a Plan is on terms, including the price, that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

          o the rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;


          o the certificates acquired by the Plan have received a rating at the time of the acquisition that is in one of the three highest generic rating categories from either S&P, Moody's, DCR or Fitch;

          o The sum of all payments made to the underwriter in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made to and retained by the seller by the sale of those obligations to the trust represents not more than the fair market value of the obligations. The sum of all payments made to and retained by any servicer represents not more than reasonable compensation for the servicer's services under the related servicing agreement and reimbursement of the servicer's reasonable expenses in connection therewith;


          o The trustee must not be an affiliate of any other member of the Restricted Group; and

          o The Plan investing in the certificates is an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act.

          The  trust also must meet the following requirements:

          o the corpus of the trust must consist solely of assets of the type which have been included in other investment pools;


          o securities in the other investment pools must have been rated in one of the three highest rating categories of a rating agency for at least one year prior to the Plan's acquisition of securities; and

          o securities evidencing interests in the other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of securities.

                       On July 21, 1997, the DOL published in the Federal Register an amendment to the Underwriter Exemptions, which extends exemptive relief to some mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment allows mortgage loans or other secured receivables (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month pre-funding period following the closing date, instead of requiring that all Obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:


                           (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered must not exceed twenty-five percent (25%).

                           (2) All Obligations transferred after the closing date (the "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by a rating agency.


                           (3) The transfer of the Additional Obligations to the trust during the pre-funding period must not result in the certificates to be covered by the Underwriter Exemption receiving a lower credit rating from a rating agency upon termination of the pre-funding period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.


                           (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the pre-funding period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the closing date.

                           (5) In order to insure that the characteristics of the Additional Obligations are substantially similar to those of the original Obligations which were transferred to the trust:

                                o    the characteristics of the Additional
                                     Obligations must be monitored by an
                                     insurer or other credit support provider that is independent of the seller; or


                                o an independent accountant retained by the seller must provide the seller with a letter, with copies provided to each rating agency rating the certificates, the related underwriter and the related trustee, stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus, prospectus supplement, or pooling and servicing agreement. In preparing the letter, the independent accountant must use the same type of procedures as were applicable to the Obligations transferred to the trust as of the closing date.

                           (6) The pre-funding period must end no later than three months or 90 days after the closing date or earlier in some cases if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

                           (7) Amounts transferred to any pre-funding account and capitalized interest account used in connection with the pre-funding may be invested only in permitted investments.


                           (8) The related prospectus or prospectus supplement must describe:

                                o    any pre-funding account and capitalized
                                     interest account used in connection with a pre-funding account;

                                o    the duration of the pre-funding period;

                                o    the percentage or dollar value of the
                                     amount allocated to the pre-funding
                                     account for the trust; and

                                o    that the amounts remaining in the pre-
                                     funding account at the end of the pre-
                                     funding period will be remitted to
                                     certificateholders as repayments of
                                     principal.

                           (9) The related pooling and servicing agreement must describe the permitted investments for the pre-funding account and capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.


         Moreover, the Underwriter Exemptions provide relief from self-dealing/conflict of interest prohibited transactions that may occur when the Plan fiduciary causes a Plan to acquire securities in a trust holding receivables as to which the fiduciary or its affiliates is an obligor provided that, among other requirements:


          o in the case of an acquisition in connection with the initial issuance of securities, at least fifty (50) percent of each class of securities in which Plans have invested is acquired by persons independent of the Restricted Group and at least fifty
               (50) percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;


          o    the fiduciary or affiliate is an obligor with respect to five
               (5) percent or less of the fair market value of the obligations contained in the trust;


          o    a Plan's investment in securities does not exceed twenty-five
               (25) percent of all of the securities outstanding after the acquisition; and


          o    immediately after the acquisition, no more than twenty-five
               (25) percent of the assets of any Plan for which the person is a fiduciary are invested in securities representing an interest in one or more trusts containing assets sold or serviced by the same entity.

The Underwriter Exemptions do not apply to Plans sponsored by the seller, the underwriters of the securities, any trustee, any servicer, any insurer, any obligor with respect to obligations included in a trust constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a trust, or any affiliate of these parties (the "Restricted Group").


         We suggest that prospective Plan investors consult with their legal advisors concerning the impact of ERISA and the Code, the potential application of the Underwriter Exemptions to the purchase and holding of the securities and the potential consequences to their specific circumstances, prior to making an investment in the securities. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                               Legal Investment

         As specified in the prospectus supplement, the securities will not constitute mortgage-related securities under the Secondary Mortgage Market Enhancement Act of 1984. Accordingly, we suggest that investors whose investment authority is subject to legal restrictions consult their own legal advisors to determine whether and to what extent the securities constitute legal investments for them.

                                    Ratings


         It will be a requirement for issuance of any series that the securities offered by this prospectus and the prospectus supplement be rated by at least one rating agency in one of its four highest applicable rating categories. The rating or ratings applicable to offered securities of each series will be as set forth in the prospectus supplement. A securities rating should be evaluated independently of similar ratings on different types of securities. A securities rating does not address the effect that the rate of prepayments on loans or underlying loans, as applicable, for a series may have on the yield to investors in the securities of the series.


                             Plan of Distribution


         The seller may offer each series of securities through one or more underwriters that may be designated at the time of each offering of the securities. The prospectus supplement will set forth the specific terms of the offering of the series of securities and of each class within the series, the names of the underwriters, the purchase price of the securities, the proceeds to the seller from the sale, any securities exchange on which the securities may be listed, and, if applicable, the initial public offering prices, the discounts and commissions to the underwriters and any discounts and concessions allowed or reallowed to some dealers. The place and time of delivery of each series of securities will also be set forth in the prospectus supplement relating to the series.

         This prospectus may be used by McDonald Investments Inc., a wholly-owned subsidiary of KeyCorp and an affiliate of the seller, or its successors, in connection with offers and sales related to secondary market transactions in the securities in which McDonald Investments Inc. acts a principal. McDonald Investments Inc. may also act as agent in the transactions. McDonald Investments Inc. is a member of the New York Stock Exchange, Inc. McDonald Investments Inc. is not a bank or a thrift, is an entity separate from the seller, and is solely responsible for its own contractual obligations and commitments.


                                 Legal Matters


         As specified in the prospectus supplement, legal matters in connection with the securities will be passed upon for the seller by Brown & Wood LLP, New York, New York.


                             Available Information


         The seller is subject to the informational requirements of the Exchange Act and accordingly files reports and other information with the SEC. The reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows:


          o Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and

          o Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048.


         Copies of the material can also be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the seller, that file electronically with the SEC.


         Copies of the registration statement of which this prospectus forms a part and the exhibits are on file at the offices of the SEC in Washington, D.C. Copies may be obtained at rates prescribed by the SEC upon request to the SEC, and may be inspected, without charge, at the offices of the SEC, 450 Fifth Street, N.W., Washington, D.C.

                    Incorporation of Documents by Reference


         All documents subsequently filed by or on behalf of the trust referred to in the accompanying prospectus supplement with the SEC under
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of any offering of the securities issued by the trust shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of the filing of the documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus or in the prospectus supplement or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces that statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The seller on behalf of any trust will provide without charge to each person to whom this prospectus is delivered, on the written or oral request of the person, a copy of any or all of the documents referred to in the previous paragraph that have been or may be incorporated by reference in this prospectus but not including exhibits to the information that is incorporated by reference unless the exhibits are specifically incorporated by reference into the information that this prospectus incorporates. Requests should be directed to Corporate Secretary, Key Tower, 127 Public Square, Cleveland, Ohio 44114.


                           Glossary of Defined Terms


Additional Obligations: means all Obligations transferred after the closing date.


Act: means the Home Ownership and Equity Protection Act of 1994.

Agreement: means, with respect to a series of certificates, the pooling and servicing agreement or trust agreement, and with respect to a series of notes, the indenture and the servicing agreement, as the context requires.

Assumed Reinvestment Rate: means the highest rate permitted by each rating agency specified in the prospectus supplement or a rate insured by means of a surety bond, guaranteed investment contract, deposit agreement or other arrangement satisfactory to those rating agencies.

CERCLA: means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.


Code: means the Internal Revenue Code of 1986.

Eligible Corporation: means a domestic C corporation that is fully subject to corporate income tax.


Eligible Investments: means, as is acceptable to the rating agency, among other investments:


          o    obligations of the United States and government agencies,


          o    federal funds,

          o    certificates of deposit,

          o    commercial paper,

          o    demand and time deposits and banker's acceptances,


          o repurchase agreements of United States government securities, and

          o    guaranteed investment contracts.

FASIT Qualification Test: means a test to determine eligibility of a trust, or one or more designated pools of assets held by a trust, for FASIT status, under which substantially all of the assets of the trust or the designated pool must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times after that date.


Garn-St. Germain Act: means the Garn-St. Germain Depository Institutions Act of 1982.


Housing Act: means the National Housing Act of 1934.


Loans: means mortgage loans, which may be closed-end or revolving credit line home equity loans, and home improvement contracts.

Mortgaged Properties: means property which secures repayment of the loans.


New Arrangement: means, if FASIT status is lost, the entity classification of the former FASIT.

Obligations: means mortgage loans or other secured receivables.

Parties in Interest: means persons who are parties in interest or disqualified persons with respect to Plans.

Plan Assets Regulation: means the final regulation issued by the DOL, 29 C.F.R. Section 2510.3-101, containing rules for determining what constitutes the assets of a Plan.

Plans: means employee benefit plans subject to ERISA and plans and other arrangements subject to Section 4975 of the Code.

PS Agreement: means a pooling and servicing agreement, a trust agreement or similar agreement under which private securities will have been issued.

PS Servicer: means the servicer of the underlying loans under the PS
Agreement.

PS Sponsor: means the sponsor of the private securities.

PS Trustee: means the trustee under the PS Agreement.

PTE: means a Prohibited Transaction Class Exemption.


RCRA: means the Resource Conservation and Recovery Act.


Restricted Group: means Plans sponsored by the seller, the underwriters of the securities, any trustee, any servicer, any insurer or any obligor with respect to obligations included in a trust constituting more than five (5) percent of the aggregate unamortized principal balance of the assets in a trust, or any affiliate of the parties, to which the Underwriter Exemption does not apply.


Secured Creditor Exclusion: means, with respect to CERCLA, the exclusion from the definition of "owner or operator" of a secured creditor who holds indicia of ownership primarily to protect its security interest.


Title V: means Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980.

Underwriter Exemptions: means the individual administrative exemptions, granted by the DOL to some underwriters, from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions.

U.S. Person: means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, other than a partnership that is not treated as a United States person under any applicable Treasury regulation , or an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.









                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the Certificates being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee.......................................  $      278.00
Printing and Engraving.....................................  $   35,000.00
Legal Fees and Expenses....................................  $   65,000.00
Trustee Fees and Expenses..................................  $   15,000.00
Accounting Fees & Expenses.................................  $   25,000.00
Blue Sky Fees & Expenses...................................  $    5,000.00
Rating Agency Fees.........................................  $  125,000.00
Miscellaneous .............................................  $    5,000.00
                                                                ==========

Total         .............................................$    275,278.00
                                                           ===============

--------------------


Item 15.  Indemnification of Directors and Officers.

     Article Tenth of the Registrant's Articles of Association provides for indemnification of directors and officers of the Registrant as follows:

     Article Tenth. (a) This Association shall indemnify, to the full extent permitted or authorized by the Ohio General Corporation Law as it may from time to time be amended, any person made or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director, officer, or employee of this Association, or is or was serving at the request of this Association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise; in the case of a person serving at the request of this Association, such request shall be evidenced by a resolution of the Board of Directors or a duly-authorized committee thereof or by a writing executed by an officer of this Association pursuant to a resolution of the Board of Directors or a duly-authorized committee thereof. In the case of a merger into this Association of a constituent association which, if its separate existence had continued, would have been required to indemnify directors, officers, or employees in specified situations prior to the merger, any person who served as a director, officer, or employee of the constituent association, or served at the request of the constituent association as a director, trustee, officer, or employee of another association, corporation, partnership, joint venture, trust, or other enterprise, shall be entitled to indemnification by this Association (as the surviving association) for acts, omissions, or other events or occurrences prior to the merger to the same extent he would have been entitled to indemnification by the constituent association if its separate existence had continued. The indemnification provided by this Article Tenth shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled by law or under these Articles or the Bylaws, or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, or employee and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (b) Notwithstanding division (a) of this Article Tenth, no director, officer, or employee of this Association shall be indemnified against expenses, including attorneys' fees, penalties or other payments incurred in an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency when such proceeding or action results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association.

          (c) This Association may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of this Association, or is or was serving at the request of this Association as a director, trustee, officer, employee, or agent of another association, corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not this Association would have the power to indemnify him against liability under the provisions of this Article Tenth or of the Ohio General Corporation Law; provided, however, such insurance shall explicitly exclude insurance coverage for a formal order assessing civil money penalties against a director, officer, or employee of this Association as a result of an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency. Insurance may be purchased from or maintained with a person in which this Association has a financial interest.

          (d) Expenses (including attorney's fees) incurred by a director in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth commenced or threatened against the director for any action or failure to act as a director shall be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees both (i) to repay the amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to this Association or undertaken with reckless disregard for the best interests of this Association and
     (ii) to reasonably cooperate with this Association concerning the action, suit, or proceeding. The provisions of this paragraph shall not apply if the only liability asserted against the director in such action, suit, or proceeding is for (i) the payment of a dividend or distribution, or the making of a distribution of assets to shareholders, or the purchase or redemption of this Association's own shares, contrary in any such case of law or these Articles of Association, or (ii) a distribution of assets to shareholders during the winding up of the affairs of the Association, on dissolution or otherwise, without the payment of all known obligations of the Association, or without making adequate provision therefor.

     Expenses (including attorney's fees) incurred by a director (to the extent the expenses are not required to be advanced pursuant to the preceding paragraph), officer, or employee in defending any action, suit, or proceeding referred to in division (a) of this Article Tenth may be paid by this Association, as they are incurred, in advance of final disposition of the action, suit, or proceeding, as authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, or employee to repay the amount if it is ultimately determined that he is not entitled to be indemnified by this Association.

          (e) Notwithstanding division (d) of this Article Tenth, expenses, including attorneys' fees, incurred by a present or former director, officer, or employee of this Association in defending an administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency that seeks a final order assessing civil money penalties or requiring affirmative action by an individual or individuals in the form of payments to this Association, may be paid by this Association as they are incurred in advance of the final disposition of the action, suit, or proceeding, only in the event that:

               (i) the Board of Directors of this Association, in good faith, determines in writing that all of the following conditions are met:

               (A) the director, officer, or employee has a substantial likelihood of prevailing on the merits;

               (B) in the event the director, officer, or employee does not prevail, he will have the financial capability to reimburse this Association;

               (C) all applicable laws and regulations affecting loans to the director, officer, or employee will be complied with in the event reimbursement is required;

               (D) payment of expenses by this Association will not adversely affect this Association's safety and soundness; and

               (ii) the director, officer, or employee enters into an agreement with this Association to repay such amount if:

               (A) such administrative proceeding or action instituted by the Comptroller of the Currency or other appropriate bank regulatory agency results in a final order assessing civil money penalties against, or requiring affirmative action of, such director, officer, or employee in the form of payments to this Association; or

               (B) the Board of Directors of this Association finds that the director, officer, or employee willfully misrepresented factors relevant to the Board of Directors' determination of conditions (A) or (B) set forth in (i), above.

If at any time the Board of Directors of this Association believes that any of the conditions set forth in (i) above are no longer met, such expenses will no longer be paid by this Association.

          (f) Notwithstanding divisions (a) through (e) of this Article Tenth, all of the provisions of this Article Tenth are subject to the authority of the Office of the Comptroller of the Currency to direct a modification of a specific indemnification by a national bank through appropriate administrative action.



Item 16. Exhibits.


       1.1     Form of Underwriting Agreement.***
       3.1     Articles of Association of the Registrant.*
       3.2     Bylaws of the Registrant.*
       4.1     Form of Pooling and Servicing Agreement.**
       4.2     Form of Sale and Servicing Agreement.**
       4.3     Form of Trust Agreement.**
       4.4     Form of Indenture.**
       5.1(a) Opinion of Brown & Wood LLP as to legality of the Securities (including consent of such firm).***
       5.1(b) Opinion of Richards, Layton & Finger, PA as to legality of the Securities according to Delaware state law (including consent of such firm).
       8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).
       10.1    Form of Mortgage Loan Purchase Agreement.**
       23.1(a) Consent of Brown & Wood LLP (included in exhibits 5.1(a) and
               8.1 hereof).
       23.1(b) Consent of Richards, Layton & Finger, PA (included in exhibit 5.1(b) hereof).
       24.1    Powers of Attorney.


---------
     *Filed previously with the Commission on July 2, 1999 as an exhibit to the Form S-3 Registration Statement (No.333-82215).

     **Filed previously with the Commission on December 23, 2000 as an exhibit to Amendment No. 1 to Form S-3 Registration Statement on Form S-3
(No.333-82215).


     ***Filed previously with the Commission on April 10, 2000 as an exhibit to Amendment No. 2 to Form S-3 Registration Statement on Form S-3
(No.333-82215).


Item 17.  Undertakings.

     (a) The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change of such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (f) The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

     (h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (j) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that: (i) it meets all of the requirements for filing on Form S-3 and (ii) the security rating requirement of Transaction Exemption B.5 will be met at the time of sale of the securities. The Registrant has duly caused this Amendment No. 3 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 11th day of May, 2000.


                                   KEYBANK NATIONAL ASSOCIATION



                                   By:  /s/ Daniel R. Stolzer
                                        ------------------------
                                        Name: Daniel R. Stolzer
                                        Title: Senior Vice President
                                               and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to Form S-3 Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                                   Title                                              Date
---------                                   -----                                              ----


                  *                         Chairman, President, Chief Executive               May 11, 2000
------------------------------------
Henry L. Meyer III                          Officer (principal executive officer)
                                            and Director

                  *                         Chief Financial Officer (principal financial       May 11, 2000
------------------------------------
Kevin P. Riley                              and accounting officer)

                  *                         Director                                           May 11, 2000
------------------------------------
Patrick V. Auletta


                  *                         Director                                           May 11, 2000
------------------------------------
James E. Bennett


                  *                         Director                                           May 11, 2000
------------------------------------
James S. Bingay


                  *                         Director                                           May 11, 2000
------------------------------------
Kevin M. Blakely


                  *                         Director                                           May 11, 2000
------------------------------------
James A. Fishell


                  *                         Director                                           May 11, 2000
------------------------------------
Linda A. Grandstaff


                  *                         Director                                           May 11, 2000
------------------------------------
Robert G. Jones


                  *                         Director                                           May 11, 2000
------------------------------------
Jack L. Kopnisky

                  *                         Director                                           May 11, 2000
------------------------------------
John H. Mancuso

                  *                         Director                                           May 11, 2000
------------------------------------
K. Brent Somers

                  *                         Director                                           May 11, 2000
------------------------------------
David J. Schutter




* By:  /s/ Daniel R. Stolzer                Attorney-in-Fact                                   May 11, 2000
       -----------------------------
       Daniel R. Stolzer                    under Power of Attorney
       Attorney-in-Fact



                                 EXHIBIT INDEX
                                 =============


Exhibit
No.            Description of Exhibit
-------        ----------------------
1.1            Form of Underwriting Agreement.***
3.1            Articles of Association of the Registrant.*
3.2            Bylaws of the Registrant.*
4.1            Form of Pooling and Servicing Agreement.**
4.2            Form of Sale and Servicing Agreement.**
4.3            Form of Trust Agreement.**
4.4            Form of Indenture.**
5.1(a)         Opinion of Brown & Wood LLP as to legality of the Securities
               (including consent of such firm).***
5.1(b)         Opinion of Richards, Layton & Finger, PA as to legality of the
               Securities according to Delaware state law (including consent of such firm).
8.1            Opinion of Brown & Wood LLP as to certain tax matters
               (including consent of such firm).
10.1           Form of Mortgage Loan Purchase Agreement.**
23.1(a)        Consent of Brown & Wood LLP (included in exhibits 5.1(a) and
               8.1 hereof).
23.1(b)        Consent of Richards, Layton & Finger, PA (included in exhibit
               5.1(b) hereof).
24.1           Powers of Attorney.


---------

     *Filed previously with the Commission on July 2, 1999 as an exhibit to the Form S-3 Registration Statement (No.333-82215).

     **Filed previously with the Commission on December 23, 1999 as an exhibit to Amendment No. 1 to Form S-3 Registration Statement on Form S-3
(No.333-82215).


     ***Filed previously with the Commission on April 10, 2000 as an exhibit to Amendment No. 2 to Form S-3 Registration Statement on Form S-3
(No.333-82215).








                                                                EXHIBIT 5.1(B)





                 [LETTERHEAD OF RICHARDS, LAYTON & FINGER, PA]




                                             May 11, 2000



KeyBank National Association
Key Tower
127 Public Square
Cleveland, Ohio 44114

          Re: KeyBank National Association - Registration Statement on Form S-3 (File No. 333-82215)
               -------------------------------------------------------------

Ladies and Gentlemen:

     We have acted as special Delaware counsel for KeyBank National Association (the "Registrant") in connection with the Registration Statement on Form S-3 (File No. 333-82215) (the "Registration Statement"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), for the registration under the Act of Asset Backed Certificates (the "Securities"). The Securities may be issued pursuant to a trust agreement (the "Trust Agreement") between a trustee named in the related prospectus, as owner trustee, and the Registrant. This opinion is being delivered to you at your request.

     For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of originals or copies of the following:

     (a) The form of Trust Agreement attached as Exhibit 4.3 to the Registration Statement (including the form of Trust Certificate attached as Exhibit A thereto); and

     (b) The Form of Prospectus contained in the Registration Statement.

     Initially capitalized terms used herein and not otherwise defined are used as defined in the Trust Agreement.

     For purposes of this opinion, we have not reviewed any documents other than the documents listed above, and we have assumed that there exists no provision in any document that we have not reviewed that bears upon or is inconsistent with the opinions stated herein. We

KeyBank National Association
May 11, 2000
Page 2

have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

     With respect to all documents examined by us, we have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

     For purposes of this opinion, we have assumed (i) that the Trust Agreement will constitute the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, (ii) the due creation or due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its creation, organization or formation, (iii) the legal capacity of natural persons who are parties to the documents examined by us, and (iv) that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents. We have not participated in the preparation of the Registration Statement and assume no responsibility for its contents.

     This opinion is limited to the laws of the State of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

     Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

     1. When each Trust Agreement has been duly authorized by all necessary action and has been duly executed and delivered by the parties thereto, it will constitute a valid and binding obligation of the Registrant enforceable in accordance with its terms; and

     2. When the issuance, execution and delivery of the Securities have been duly authorized by all necessary action, and when such Securities have been duly executed and delivered and sold as described in the Trust Agreement and the Prospectus, such Securities will be validly issued and the holders thereof will be entitled to the benefits provided by the Trust Agreement.

     The foregoing opinions are subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership, fraudulent transfer and similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity (regardless of whether

KeyBank National Association
May 11, 2000
Page 3

considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement. In giving the foregoing consent, we do not thereby admit that we come within the category of Persons whose consent is required under Section 7 of the Act, or the rules and regulations of the Securities and Exchange Commission thereunder with respect to any part of the Registration Statement, including this exhibit.

                                        Very truly yours,



                                        /s/ Richards, Layton & Finger, P.A.



EAM










                                                                   EXHIBIT 8.1



                                             May 11, 2000



KeyBank National Association
Key Tower
127 Public Square
Cleveland, Ohio 44114

         Re:      KeyBank National Association
                  Registration Statement on Form S-3
                  File No. 333-82215
                  ----------------------------------



Ladies and Gentlemen:

     We have acted as special tax counsel for KeyBank National Association, a national banking association (the "Bank"), in connection with the preparation of the registration statement on Form S-3 (the "Registration Statement") relating to the Securities (defined below) and with the authorization and issuance from time to time in one or more series (each, a "Series") of asset-backed securities (the "Securities"). The Registration Statement is being filed with the Securities and Exchange Commission under the 1933 Act. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, pooling agreement, trust agreement or indenture (each an "Agreement") among the Bank, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

     We have examined the prospectuses contained in the Registration Statement (each, a "Prospectus") and such other documents, records and instruments as we have deemed necessary for the purposes of this opinion.

     In arriving at the opinion expressed below, we have assumed that each Agreement will be duly authorized by all necessary corporate action on the part of the Bank, the Trustee, the Servicer (where applicable) and any other party thereto for such Series of Securities and will be duly executed and delivered by the Bank, the Trustee, the Servicer and any other party thereto substantially in the applicable form filed or incorporated by reference as an exhibit to the Registration Statement, that each Series of Securities will be duly executed and delivered in substantially the forms set forth in the related Agreement filed or incorporated by reference as an exhibit to the Registration Statement, and that Securities will be sold as described in the Registration Statement.


     As special tax counsel to the Bank, we have advised the Bank with respect to the material federal income tax aspects of the proposed issuance of each Series of Securities pursuant to the related Agreement. Such advice has formed the basis for the description of selected federal income tax consequences for holders of such Securities that appear under the heading "Federal Income Tax Consequences" in each Prospectus forming a part of the Registration Statement. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Securities, but with respect to those federal income tax consequences which are discussed, in our opinion, the description is accurate in all material respects. We hereby confirm and adopt each of our opinions stated under the heading "Federal Income Tax Consequences" in each Prospectus forming a part of the Registration Statement.


     This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular Series of Securities as a result of changes in fact or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Prospectuses contemplate Series of Securities with numerous different characteristics, you should be aware that the particular characteristics of each Series of Securities must be considered in determining the applicability of this opinion to a particular Series of Securities.

     We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Federal Income Tax Consequences" in each Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the 1933 Act or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.



     This letter is solely for the benefit of the Bank and investors in the Securities in connection with the transactions described in the first paragraph above and may not be relied upon by, nor may copies be delivered to, any other person, nor may this letter be relied upon by the Bank or investors in the Securities for any other purpose, without our prior written consent.

                                        Very truly yours,


                                        /s/ Brown & Wood LLP










                                                                  EXHIBIT 24.1


                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

                                                            /s/
                                            ----------------------------------
                                            Name:  Gary R. Allen

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 7th day of June, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Patrick V. Auletta

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 27th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  James S. Bingay

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Michael A. Butler

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 27th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Linda A. Grandstaff

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 3rd day of June, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Allen J. Gula, Jr.

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Carl C. Heintel, Jr.

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Robert G. Jones

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Daniel E. Klimas

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Jack L. Kopnisky

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 26th day of May, 1999.

                                                          /s/
                                          ----------------------------------
                                          Name:  John H. Mancuso

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                         /s/
                                           ----------------------------------
                                           Name:  Bruce D. Murphy

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Kevin P. Riley

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  K. Brent Somers

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 24th day of May, 1999.

                                                          /s/
                                           ----------------------------------
                                           Name:  Kenton A. Thompson

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 6th day of April, 2000.

                                                    /s/ Henry L. Meyer III
                                                    ----------------------
                                             Name:  Henry L. Meyer III

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 6th day of April, 2000.

                                                   /s/ James E. Bennett
                                                   ----------------------
                                            Name:  James E. Bennett

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 8th day of April, 2000.

                                                    /s/ Kevin M. Blakely
                                                    ----------------------
                                             Name:  Kevin M. Blakely

                               POWER OF ATTORNEY

     The undersigned director, officer, or director and officer of KeyBank National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of April, 2000.

                                                    /s/ James A. Fishell
                                                    ----------------------
                                             Name:  James A. Fishell

                               POWER OF ATTORNEY


The undersigned director, officer, or director and officer of KeyBank
National Association, a national banking association (the "Bank"), which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement with respect to the issuance of up to $1,750,000,000 in securities by one or more Trusts, to be established by the Bank in connection with the securitization of certain mortgage loans originated or acquired from time to time by the Bank, hereby constitutes and appoints Craig T. Platt, Michael W. Dvorak, Forrest F. Stanley and Daniel R. Stolzer, and each of them, as his attorney, with full power of substitution and resubstitution, for and in his or her name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, prospectuses and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand at Cleveland, Ohio this 10th day of April, 2000.

                                                    /s/ David J. Schutter
                                                    ----------------------
                                             Name:  David J. Schutter